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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment  Company  Act  file  number          811-08495

                              GARTMORE MUTUAL FUNDS
               (Exact name of registrant as specified in charter)
                1200 RIVER ROAD, CONSHOHOCKEN, PENNSYLVANIA 19428
       (Address of principal executive offices)                (Zip code)
                            ELIZABETH A. DAVIN, ESQ.
                                NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                     (Name and address of agent for service)
Registrant's  telephone  number,  including  area  code:     (484)  530-1300

Date  of  fiscal  year  end:     10/31/03

Date  of  reporting  period:     10/31/03

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information
under  the  clearance  requirements  of  44  U.S.C.   3507.

ITEM  1.  REPORTS  TO  STOCKHOLDERS.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

GARTMORE  FUNDS

ANNUAL  REPORT
October  31,  2003

SECTOR  SERIES
Gartmore  Global  Financial  Services  Fund
Gartmore  Global  Health  Sciences  Fund
Gartmore  Global  Technology  and  Communications  Fund
Gartmore  Global  Utilities  Fund

LEADERSHIP  SERIES
Gartmore  Nationwide  Leaders  Fund
Gartmore  U.S.  Growth  Leaders  Fund
Gartmore  Worldwide  Leaders  Fund

INTERNATIONAL  SERIES

Gartmore  Emerging  Markets  Fund
Gartmore  International  Growth  Fund
Gartmore  International  Small  Cap  Growth  Fund

CONCEPT  SERIES
Gartmore  High  Yield  Bond  Fund
Gartmore  Millennium  Growth  Fund
Gartmore  Value  Opportunities  Fund
Gartmore  Micro  Cap  Equity  Fund
Gartmore  Long-Short  Equity  Plus  Fund

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

GARTMORE  GLOBAL  INVESTMENTS

At Gartmore Global Investments, we look beyond traditional approaches, offering sophisticated solutions designed not only to manage the heightened risks of today's markets but also to capitalize on them, delivering new sources of growth.

GARTMORE  GROUP:  A  GLOBAL  ASSET  MANAGEMENT  TEAM

Gartmore Global Investments, investment adviser to Gartmore Funds, leads the U.S. component of Gartmore Group, the global asset management arm of Nationwide(r). Gartmore Group comprises 10 affiliated investment advisers, collectively managing more than $75 billion1 in taxable and nontaxable assets for institutional and individual investors. Gartmore Group has a combined professional staff in excess of 1,000 associates strategically situated in the United States, the United Kingdom, Scotland, Jersey (Channel Islands), Spain, Germany, Italy, Sweden and Japan.

SOLUTIONS  FOR  EVERY  NEED  AND  MARKET

* Boasts more than 35 mutual funds covering most major asset classes (international equities, domestic equities and bonds), including passively managed asset allocation funds

* Features innovative alternative investment capabilities such as stable-value and long-short equity options

* Manages separate account strategies, including concentrated large-cap growth, concentrated mid-cap growth, mid-cap value, intermediate fixed income and balanced growth

TIME-TESTED  AND  SOLID  ACTIVE  MANAGEMENT  DISCIPLINE

*    Adheres  to  high  standards  of  measurable  accountability

* Utilizes a blend of fundamental research and quantitative techniques to help control risk

* Employs an in-house marketplace of ideas to help ensure that clients benefit from Gartmore's best thinking

FOCUSED  ON  "PEOPLE  FIRST,  PERFORMANCE  ALWAYS"

*    Management  philosophy  is  based  on  teamwork to ensure depth of coverage

* Investment professionals are veterans in the field of asset management-providing expertise to clients since 1969

*    Delivering  superior  risk-adjusted  returns  is  the  goal

     THE FOLLOWING ASSET MANAGEMENT AFFILIATES CONDUCT BUSINESS UNDER THE TRADE NAME "GARTMORE GROUP":

Gartmore Capital Management Ltd2
Gartmore Fund Managers Ltd2
Gartmore Global Partners2, 3
Gartmore Investment Ltd2
Gartmore Japan Ltd2
Gartmore Morley Capital Management, Inc.3
Gartmore Mutual Fund Capital Trust3, 4
Gartmore SA Capital Trust3, 4
Gartmore Separate Accounts, LLC3
NorthPointe Capital(r) LLC3

ADDITIONAL  INFORMATION  CAN  BE  FOUND  ONLINE:
WWW.GARTMORE.US  AND  WWW.GARTMOREFUNDS.COM

1.   As  of  Sept.  30,  2003.
2. These advisers are subsidiaries of Gartmore Investment Management plc, which ultimately reports to Nationwide.
3.   These  are  SEC-registered  investment advisers based in the United States.
4.   Together,  these  advisers  do  business  as  Gartmore  Global Investments.

Gartmore Global Investments is the investment adviser to Gartmore Funds. "Look Beyond.", NorthPointe Capital and the Family of Funds Diagram are federally registered service marks of Gartmore Global Investments, Inc.

Nationwide(r) is a federally registered service mark of Nationwide Mutual Insurance Company.

Securities  offered  through  Gartmore Distribution Services, Inc., Member NASD.

This report is for the information of shareholders of Gartmore Funds. For more complete information, including all sales charges and expenses, please ask your representative for a prospectus. Please read it carefully before you invest or send money.

--------------------------------------------------------------------------------

Look  BEYOND  with  Gartmore  Funds.

TAKING  DIVERSIFICATION  TO  THE  NEXT  LEVEL

* CORE Series Broad market portfolios featuring growth, value and blend styles as well as balanced and fixed income funds designed to form the foundation of an asset allocation program.

* INTERNATIONAL Series International growth and emerging markets portfolios designed to capture overseas investment opportunities.

* SECTOR Series Global sector portfolios focused on specific industries, including financial services, health sciences, technology and utilities.

* LEADERSHIP Series Concentrated stock portfolios specializing in major world markets that feature the best ideas of our global investment team.

* CONCEPT Series Opportunistic portfolios that can vary significantly in style, market cap, risk and asset class.

     CONTENTS

  2  MESSAGE TO SHAREHOLDERS

  3  MARKET PERSPECTIVES

     SECTOR SERIES
  6  Gartmore Global Financial Services Fund
  9  Gartmore Global Health Sciences Fund
 11  Gartmore Global Technology and
     Communications Fund
 14  Gartmore Global Utilities Fund

     LEADERSHIP SERIES
 26  Gartmore Nationwide Leaders Fund
 28  Gartmore U.S. Growth Leaders Fund
 31  Gartmore Worldwide Leaders Fund

     INTERNATIONAL SERIES
 42  Gartmore Emerging Markets Fund
 47  Gartmore International Growth Fund
 51  Gartmore International Small Cap Growth Fund

     CONCEPT SERIES
 63  Gartmore High Yield Bond Fund
 68  Gartmore Millennium Growth Fund
 73  Gartmore Value Opportunities Fund
 78  Gartmore Micro Cap Equity Fund
 81  Gartmore Long-Short Equity Plus Fund

100  NOTES TO FINANCIAL STATEMENTS

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

MESSAGE  TO  SHAREHOLDERS
October 31, 2003

Dear Fellow Shareholders,

Introduced in 1924, mutual funds have become the investment vehicle of choice for individual investors. More than 95 million Americans, or one in every three citizens, now have a combined $7 trillion invested in the stock and bond markets through mutual funds.*

Mutual funds have achieved this status because of several attractive features, including professional management, investment diversification, product variety, affordability, accessibility and liquidity. Moreover, mutual funds, and the industry as a whole, are regulated by the U.S. Securities and Exchange Commission (SEC), which follows the dictates of the Investment Company Act of 1940 in order to promote full disclosure and to protect investors against fraudulent and manipulative practices.

Recently, however, trust in the mutual fund industry has been shaken due to revelations of practices such as market timing and late trading that favored some clients at the expense of others.

GARTMORE'S  FUND  PRACTICES

At Gartmore Global Investments (Gartmore), our goal is to earn clients' trust through sound stewardship of their financial assets. Delivering investment solutions and performance that is consistent with the investment objectives of each of our products is a founding principle of that stewardship. Another is our ongoing commitment to refining and improving our corporate culture so that the firm's interests remain aligned with those of fund shareholders.

On the most fundamental level, we are working hard to protect our fund shareholders. We maintain strict policies against late trading. In addition, we have strengthened the procedures we use to protect Gartmore's funds from the potentially harmful effects of market timing. Our compensation parameters reward portfolio managers for long-term performance, not assets under management.

DELIVERING  PERFORMANCE  TO  SHAREHOLDERS

At Gartmore, we recognize that our business success is predicated on the investment success of our funds' shareholders. Our platform for this success rests on three pillars: talented people, a disciplined investment process and product integrity.

We strive to attract, cultivate, retain and leverage talented professionals by providing a work environment that supports their personal and professional growth. During the past four years, we have been successful in attracting a number of highly respected investment professionals to Gartmore.

We believe in the importance of the investment process as well as individual accountability. We aim to deliver consistent investment results by remaining accountable and taking ownership for the performance we achieve at the hands of our exceptional investment professionals. We rely on strong, independent, and original fundamental and quantitative research to bring you those results. Our management practices are driven by our commitment to transparency and the consistent use of well-engineered processes.

Every fund offered by Gartmore is designed to play a specific role within an overall investment portfolio. To fulfill that mandate, we adhere to a high standard of product integrity, or "truth in labeling," guided by the documented investment policies that govern the management of each of our funds.

GARTMORE'S  INVESTOR  FOCUS

As always, we at Gartmore value the trust that you have placed in us as the manager of a portion of your assets. We remain focused on responsible stewardship, and we recognize our duty to help grow the assets that you have entrusted to us. We are committed to earning your trust and respect, day in and day out.

Wishing  you  a  very  happy  and  successful  2004,

PAUL  J.  HONDROS
Chairman,  Gartmore  Global  Investments

*Investment  Company  Institute;  data  as of Aug. 31, 2003.

2 ANNUAL REPORT 2003
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

MARKET  PERSPECTIVES
October  31,  2003

COMMENTARY  BY  YOUNG  CHIN
Global  Chief  Investment  Officer-Equities,
Gartmore  Global  Investments

The long-awaited economic rebound seems to be taking hold in the United States and elsewhere around the globe. Economic data from all major regions indicates that growth figures and third-quarter corporate profits appear to have surpassed expectations, setting the stage for a bona fide, broad-based recovery.

U.S.  ECONOMIC  RECOVERY

In the United States, monetary and fiscal stimuli have significantly boosted economic growth, which posted a surprisingly robust increase of 8.2% in the third quarter of 2003 (as compared to the previous quarter).1 Lower interest rates, as well as tax cuts, helped to support strong consumer spending, a major contributor to growth. Evidence of this stimulus was seen in the surge of mortgage refinancings, which, in turn, gave consumers extra spending power. Lower interest rates also boosted housing demand and enabled companies to bolster their debt-servicing capacity.

U.S. corporate profits improved gradually during 2003, resulting in greater capital spending and accelerated growth. In the third quarter, U.S. corporate profits posted their best growth rate since 2000, up 30% (as compared to the third quarter of 2002).1

GLOBAL  ECONOMIC  TRENDS

Similar  signs  of  improvement  are  being  seen  in the international markets.
China's gross domestic product growth advanced at an astounding rate of 9.1% during the third quarter (as compared to the third quarter of 2002). China's robust economic activity also has driven greater growth for its major Asian trading partners. For example, Japan's economy rebounded in 2003 after a deep recession. Continental European markets, although still sluggish, are beginning to respond to improving global conditions. Moreover, earnings momentum, as measured by analysts' earnings estimates, is trending upward across a variety of regions and sectors.

Regarding currency movements, the weakening U.S. dollar has made exports more competitive, boosted the profits of U.S. multinational companies and stimulated U.S. economic growth. Emerging markets countries also have been net beneficiaries of the falling dollar, since many of those countries still maintain an official or unofficial peg to the dollar. The weaker dollar could turn out to be a drag on growth in Europe and Japan, since the currencies of those regions have appreciated, which could raise the prices of their exports to the United States.

ASSET  CLASS  REVIEW  (for  the  period  Nov.  1,  2002-Oct.  31,  2003)

International equities-particularly emerging markets and small-capitalization stocks, and especially micro-cap stocks-performed extremely well during the period. While international investing generally carries different and sometimes heightened risks than domestic investing, U.S. investors holding international assets received a boost to their portfolios' returns as a result of the positive currency effects stemming from the weaker U.S. dollar.

Emerging markets, which are sensitive to expanding global economic conditions, gained 51% (as represented by the S&P/IFCI Emerging Markets Composite Index). In addition, a new Asian-led technology boom surfaced, driven by demand for consumer electronics products such as flat-screen TVs, mobile phones and digital cameras. Keep in mind, however, that the emerging markets asset class involves special, often magnified, risks such as currency fluctuations and political instability.

International small-cap stocks outpaced their large-cap counterparts by 27% (according to the Morgan Stanley Capital International Indexes) because of the higher operating leverage of these small-cap stocks and their ability to react more quickly to changing economic conditions. In the United States, micro-cap stocks-the smallest of small-cap stocks-returned 90% (as represented by the Wilshire Micro-Cap Index) due to higher earnings growth, cheaper valuations and investors' attraction to the stocks' simpler financial statements.

2003 ANNUAL REPORT 3
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

MARKET  PERSPECTIVES
Continued

The S&P 500 Index returned 21%, with seven out of 10 major economic sectors posting double-digit returns. The best-performing sectors were the more economically sensitive ones, such as materials and information technology. The worst performers were telecommunications services and health care, the latter of which is more defensive (offering more predictable and steady earnings than other sectors) and lagged the other sectors during the market's rebound.

Within the fixed-income sector, improved corporate profits led investors to seek riskier but higher-yielding securities. High-yield bonds gained 37% (as represented by the Citigroup U.S. High-Yield Market Index), while investment-grade bond returns generally ranged from 6% to 17%, with the lowest-rated domestic investment-grade bonds performing the best.2

GARTMORE  FUND  HIGHLIGHTS

Many of these trends were reflected in the performance of Gartmore's funds during the past fiscal year (Nov. 1, 2002-Oct. 31, 2003). For example, the Gartmore Micro Cap Equity Fund returned an extraordinary 73.50%3 for the period (Fund inception: June 27, 2002; 1 year: 68.50%; Since inception: 27.35%).4 Although micro-cap stocks (those with market capitalizations of less than $300 million) can be more volatile at times, experiencing short-term price volatility and higher risk than their larger, more established counterparts, this Fund focuses only on those micro-cap companies that have exhibited consistent earnings growth and high operating efficiencies. In addition, the Fund's manager, Carl Wilk, has more than 16 years of experience in the micro-cap world, a significant advantage when it comes to determining which companies have solid foundations in the often obscure world of micro-cap investing.

The Gartmore Emerging Markets Fund also turned in particularly strong performance during the period, returning 46.19%3 (Fund inception: Aug. 30, 2000; 1 year: 39.32%; Since inception: -3.61%).4 Notably, emerging markets enjoyed an upward trend in earnings figures in advance of the economic turnaround that subsequently was reflected in U.S. companies' earnings. While emerging markets investments also are subject to certain additional risk factors, our London-based portfolio managers' 30-plus years of combined emerging markets investment experience served as a key factor in this Fund's strong showing.

Good stock selection drove returns for the focus funds within our Leadership Series. The Gartmore U.S. Growth Leaders Fund, for example, returned 41.24%3 for the period (Fund inception: June 30, 2000; 1 year: 40.98%; Since inception:
-8.82%).4 Another Leadership Series option, the Gartmore Worldwide Leaders Fund, ended the period with a return of 20.03%3 (Fund inception: Aug. 30, 2000; 1 year: 18.20%; Since inception: -14.43%).4 Remember, though, because these funds generally concentrate their investments on specific sectors or a small number of stocks, these funds may be subject to greater volatility than a more diversified investment.

The funds mentioned in this section have benefited from a recovering economy, which is reflected in each fund's performance. This recent short-term performance is unlikely to continue at this rate over the long term.

MARKET  OUTLOOK

We expect the global recovery to continue well into 2004, based on a favorable business environment that includes low interest and inflation rates, and involves a greater contribution from the corporate sector in terms of increased business spending and inventory rebuilding. Interest rates and inflation are expected to remain low in all the major economic regions. In the United States, we expect the Federal Reserve to increase short-term interest rates slightly in 2004 so as not to disrupt the recovery. The positive pace of the recovery is likely to require a modest interest-rate increase to ensure that inflation is kept in check.

We expect U.S. consumer spending growth to slow as the stimulative effects of tax cuts and mortgage refinancing activity diminish. This U.S. economic recovery has been unusual in that consumer spending did not collapse during the preceding recession. During other recoveries, a surge occurred in consumer spending due to pent-up demand. Such a surge in the present recovery, however, appears to be unlikely.

Given that we believe consumer spending growth will slow, the transition from a consumer-led to a corporate-led (capital spending) recovery is crucial to the sustainability of the U.S. economic recovery.

1.   Baseline  Financial  Services;  data  culled  on  Dec.  8,  2003.
2.   Zephyr  StyleADVISOR(r);  data  for  the period Nov. 1, 2002-Oct. 31, 2003.

4 ANNUAL REPORT 2003
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

3. Performance figures for the past fiscal year reflect Class A shares, with load, for each fund.
4. The 1-year and since inception performance figures reflect annualized performance of the funds' Class A shares, with load, as of Sept. 30, 2003.

Average annual total returns are the annual compounded returns that would have produced the cumulative total return if Fund performance had been constant during the given period. Returns for periods less than one year are not annualized. Class A shares have a 5.75% front-end sales charge and a 0.25% Rule 12b-1 fee. Total returns may reflect a waiver of part of the Fund's fees for certain periods since inception, without which returns would have been lower.

PAST  PERFORMANCE  DOES  NOT  GUARANTEE  FUTURE  RESULTS.

Investing  in  mutual funds involves risk, including possible loss of principal.
There is no assurance that the investment objective of any fund will be achieved. Performance returns assume reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P/IFCI EMERGING MARKETS COMPOSITE INDEX aims to represent the performance of the stocks in emerging stock markets.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) INDEXES are an average of the MSCI DEVELOPED COUNTRIES EUROPE, AUSTRALASIA AND FAR EAST (EAFE) SMALL CAP INDEX and the MSCI EAFE INDEX period return. The MSCI Developed Countries EAFE Small Cap Index is an unmanaged index that is generally representative of the small-capitalization securities of international stock markets. The MSCI EAFE Index is an unmanaged index that is generally representative of international stock markets.

The WILSHIRE MICRO-CAP INDEX is a capitalization-weighted index that measures small-cap stocks in the bottom "half" of the Wilshire 5000 Index. The WILSHIRE 5000 INDEX is an unmanaged index that measures the performance of all U.S.-headquartered equity securities with readily available price data.

The STANDARD & POOR'S (S&P) 500 INDEX is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

The CITIGROUP U.S. HIGH-YIELD MARKET INDEX is an unmanaged index of high-yield debt securities and is a broad market measure.

Index performance is provided for comparison purposes only; the indexes are unmanaged and no fees or expenses are reflected. Individuals cannot invest directly in an index.

The opinions expressed herein are those of Gartmore Global Investments and may not actually come to pass. This information is current as of Oct. 31, 2003, and is subject to change at any time, based on market and other conditions.

Securities offered through Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

                                                            2003 ANNUAL REPORT 5
--------------------------------------------------------------------------------

SECTOR  Series

GARTMORE  GLOBAL  FINANCIAL  SERVICES  FUND

Class  A  Shares  symbol:  GLFAX
Class  B  Shares  symbol:  GLFBX
Class  C  Shares  symbol:  GLFCX
Institutional  Service  Class  symbol:  GFISX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund outperformed, returning 32.59%* versus 28.96% for its benchmark, the Morgan Stanley Capital International (MSCI) World Financials Index.

For broader comparison, the average return for this Fund's peer category (Financial Services Funds) was 25.65%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

Global financial stocks outperformed the all-encompassing MSCI World Index by 5%. This outperformance was due to several factors, including financial stocks' economic-sensitivity, corporate earnings upgrades, attractive valuations and above-consensus credit quality. Financial stocks typically pay out more in dividends than other stocks; thus, the recent U.S. legislation allowing for reduced taxation of dividends made these stocks more attractive to U.S. investors looking for higher after-tax returns.

The Fund outperformed its benchmark due to an overweight position in U.S. financial stocks and allocations to emerging-market countries such as India and South Korea. The Fund's underweight allocation to Switzerland detracted from returns, since Switzerland's market rose 35%.

The Fund's overweight allocation in commercial banks and consumer finance stocks also contributed positively to Fund performance. Bank holdings gained as the economy recovered and concerns about credit losses subsided. Consumer finance stocks became attractively priced after investors feared that consumer credit losses would rise. When these credit losses proved to be lower than expected, however, these stocks rebounded.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

Top Fund holdings included Fannie Mae and Freddie Mac. These two stocks formed part of the Fund's strategy to overweight mortgages, especially after investors' fears of rising interest rates transformed these stocks into good buying opportunities. U.S. property and casualty insurer RenaissanceRe Holdings Ltd., another top holding, was purchased by the Fund because of improved pricing.

The Fund's new purchases included HBOS plc, the largest home mortgage lender in the United Kingdom; New York Community Bancorp, Inc., a regional commercial bank; and the Bank of Ireland. Many of the Fund's sales were driven by profit-taking during the period, including the State Bank of India, which returned 161%; DePfa Bank plc, which returned 85%; and MetLife Inc. (a reduction rather than a total sale), which returned 37%.

HOW  IS  THE  FUND  POSITIONED?

The Fund is positioned to carry a small-cap bias as well as an overweight position in Asia and the United Kingdom. Asia is experiencing booming domestic demand, and stocks are attractively priced in the United Kingdom. The Fund reduced its U.S. holdings because prices seem high, and a concern exists about the impact of rising long-term interest rates and high consumer debt levels. The Fund's stock selection within the United States is defensive, and the Fund is underweight in Japanese financial stocks because the country's market is considered to be risky and, as a result, overpriced.

PORTFOLIO  MANAGER:  The  Fund  is  managed  by  a  team  of portfolio managers.

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $3,759,200
OCTOBER  31,  2003

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                                        1 YR.   INCEPTION1
-----------------------------------------------------------
Class A. . . . . . . . . . .  w/o SC2   32.59%        9.41%
                              w/SC3     25.03%        6.00%
-----------------------------------------------------------
Class B. . . . . . . . . . .  w/o SC2   31.60%        8.63%
                              w/SC4     26.60%        6.62%
-----------------------------------------------------------
Class C. . . . . . . . . . .  w/o SC2   31.60%        8.63%
                              w/SC5     29.29%        8.05%
-----------------------------------------------------------
Institutional Service Class6            32.95%        9.71%
-----------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  December  18,  2001.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5    A  1.00%  front-end  sales  charge  was  deducted. A CDSC of 1.00% was also deducted because it is charged when you sell Class C shares within the first year after purchase.
6    Not  subject  to  any  sales  charges.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

DATE        CLASS A  MSCI WORLD FINANCIALS   CPI
--------------------------------------------------
12/18/2001    9,425                 10,000  10,000
10/31/2002    8,409                  8,501  10,260
10/31/2003   11,150                 10,963  10,518

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Financial Services Fund, Morgan Stanley Capital International World Financials Index (MSCI World Financials)(a), and the Consumer Price Index
(CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The MSCI World Financials is an unmanaged index representative of the stocks in the global financial services sector and is based on 23 developed market country indices.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

6  ANNUAL  REPORT  2003
--------------------------------------------------------------------------------

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  GLOBAL  FINANCIAL  SERVICES  FUND

COMMON  STOCKS  (93.5%)

                                              SHARES OR
                                           PRINCIPAL AMOUNT    VALUE
-----------------------------------------------------------------------

BELGIUM (3.4%)

BANKING (1.9%)
Dexia . . . . . . . . . . . . . . . . . .             4,700  $   73,979
                                                             ----------

FINANCIAL SERVICES (1.5%)
Fortis. . . . . . . . . . . . . . . . . .             3,300      58,656
                                                             ----------
                                                                132,635
                                                             ----------

-----------------------------------------------------------------------
FRANCE (2.5%)

BANKING (1.0%)
BNP Paribas SA. . . . . . . . . . . . . .               760      39,934
                                                             ----------

FINANCIAL SERVICES (1.5%)
Euronext NV . . . . . . . . . . . . . . .             2,400      58,730
                                                             ----------
                                                                 98,664
                                                             ----------

-----------------------------------------------------------------------
GERMANY (3.1%)

PROPERTY HOLDING COMPANY (3.1%)
Hypo Real Estate Holding AG (b) . . . . .             7,030     121,360
                                                             ----------

-----------------------------------------------------------------------
HONG KONG (2.0%)

PROPERTY HOLDING COMPANY (2.0%)
Hang Lung Group Ltd.. . . . . . . . . . .            61,000      78,551
                                                             ----------

-----------------------------------------------------------------------
INDONESIA (4.8%)

BANKING (4.8%)
PT Bank Mandiri (b) . . . . . . . . . . .         1,670,000     186,724
                                                             ----------

-----------------------------------------------------------------------
IRELAND (2.3%)

BANKING (2.3%)
Bank of Ireland . . . . . . . . . . . . .             7,190      88,599
                                                             ----------

-----------------------------------------------------------------------
ITALY (1.6%)

BANKING (1.6%)
UniCredito Italiano SPA . . . . . . . . .            12,320      60,725
                                                             ----------

-----------------------------------------------------------------------
SOUTH AFRICA (2.6%)

BANKING (2.6%)
Standard Bank Group Ltd.. . . . . . . . .            20,660     100,109
                                                             ----------

-----------------------------------------------------------------------
SPAIN (1.0%)

BANKING (1.0%)
Banco Popular Espanol SA. . . . . . . . .               740      38,479
                                                             ----------

-----------------------------------------------------------------------
SWITZERLAND (1.1%)

INSURANCE (1.1%)
Zurich Financial Services AG. . . . . . .               340      43,539
                                                             ----------

-----------------------------------------------------------------------
TAIWAN (2.5%)

FINANCIAL SERVICES (2.5%)
Fubon Financial Holding Co. Ltd.. . . . .             8,930      96,891
                                                             ----------

-----------------------------------------------------------------------
UNITED KINGDOM (14.9%)

BANKING (12.3%)
Barclays PLC. . . . . . . . . . . . . . .             9,320      78,603
HBOS PLC. . . . . . . . . . . . . . . . .            10,130     117,838
HSBC Holdings PLC . . . . . . . . . . . .             5,420      81,398
Lloyds TSB Group PLC. . . . . . . . . . .             8,300      57,642
Royal Bank of Scotland Group PLC. . . . .             5,490     147,104
                                                             ----------
                                                                482,585
                                                             ----------

INSURANCE (2.6%)
Royal & Sun Alliance Insurance Group PLC.            67,800     100,959
                                                             ----------
                                                                583,544
                                                             ----------

-----------------------------------------------------------------------
UNITED STATES (51.7%)

BANKING (13.6%)
Charter One Financial, Inc. . . . . . . .             4,410     140,944
Compass Bancshares, Inc.. . . . . . . . .             1,520      57,426
FleetBoston Financial Corp. . . . . . . .             3,000     121,170
New York Community Bancorp, Inc.. . . . .             2,200      79,640
North Fork Bancorporation, Inc. . . . . .             1,930      75,231
South Financial Group, Inc. (The) . . . .             2,190      57,225
                                                             ----------
                                                                531,636
                                                             ----------

FINANCIAL SERVICES (20.7%)
Ambac Financial Group, Inc. . . . . . . .             1,100      77,814
American Capital Strategies Ltd.. . . . .             2,900      78,300
Capital One Financial Corp. . . . . . . .               960      58,368
Citigroup, Inc. . . . . . . . . . . . . .             3,880     183,911
Fannie Mae. . . . . . . . . . . . . . . .             2,570     184,242
Freddie Mac . . . . . . . . . . . . . . .             2,680     150,428
Washington Mutual, Inc. . . . . . . . . .             1,810      79,188
                                                             ----------
                                                                812,251
                                                             ----------

INSURANCE (17.4%)
American International Group, Inc.. . . .             2,856     173,730
Metlife, Inc. . . . . . . . . . . . . . .             1,260      39,564
PartnerRe Ltd.. . . . . . . . . . . . . .             1,840      99,857
Principal Financial Group, Inc. . . . . .             3,100      97,185
RenaissanceRE Holdings Ltd. . . . . . . .             3,370     151,583
XL Capital Ltd., Class A. . . . . . . . .             1,690     117,455
                                                             ----------
                                                                679,374
                                                             ----------
                                                              2,023,261
                                                             ----------
TOTAL COMMON STOCKS                                           3,653,081
                                                             ----------

                                                            2003 ANNUAL REPORT 7
--------------------------------------------------------------------------------

SECTOR  Series

October  31,  2003

GARTMORE  GLOBAL  FINANCIAL  SERVICES  FUND  (Continued)

REPURCHASE  AGREEMENTS  (2.7%)

                                                      SHARES OR
                                                  PRINCIPAL AMOUNT     VALUE
--------------------------------------------------------------------------------

CS First Boston, 0.94% dated 10/31/03,
due 11/03/03, repurchase price $53,460
(Fully collateralized by
AA Rated Corporate Bonds). . . . . . . . . . . .  $          53,456  $   53,456
Lehman Brothers, Inc., 0.94% dated 10/31/03,
due 11/03/03, repurchase price $9,900
(Fully collateralized by U.S. Agency Securities)              9,899       9,899
Nomura Securities, 0.94% dated 10/31/03,
due 11/03/03, repurchase price $42,768
(Fully collateralized by
AA Rated Corporate Bonds). . . . . . . . . . . .             42,764      42,764
                                                                    -----------

TOTAL REPURCHASE AGREEMENTS                                             106,119
                                                                    -----------

TOTAL INVESTMENTS (COST $3,572,895) (A) - 96.2%                       3,759,200

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.8%                            150,374
                                                                    -----------

NET ASSETS - 100.0%                                                  $3,909,574
                                                                    -----------
                                                                    -----------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.

At October 31, 2003, the Fund's open forward foreign currency contracts were as follows:

                                                             UNREALIZED
                       DELIVERY  CONTRACT                   APPRECIATION
CURRENCY                 DATE      VALUE    MARKET VALUE   (DEPRECIATION)
--------------------------------------------------------------------------
SHORT CONTRACTS:
Euro. . . . . . . . .  11/03/03  $  52,725  $      52,391  $          334
Swiss Franc . . . . .  11/03/03     12,900         12,818              82
                                 -----------------------------------------
TOTAL SHORT CONTRACTS            $  65,625  $      65,209  $          416
                                 -----------------------------------------
                                 -----------------------------------------
LONG CONTRACTS:
British Pound . . . .  11/04/03  $  98,517  $      98,224  $         (293)
British Pound . . . .  11/04/03     25,764         25,688             (76)
                                 -----------------------------------------
TOTAL LONG CONTRACTS             $ 124,281  $     123,912  $         (369)
                                 -----------------------------------------
                                 -----------------------------------------

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

8  ANNUAL  REPORT  2003
--------------------------------------------------------------------------------

SECTOR  Series

GARTMORE  GLOBAL  HEALTH  SCIENCES  FUND

Class  A  Shares  symbol:  GLSAX
Class  B  Shares  symbol:  GLSBX
Class  C  Shares  symbol:  GMSCX
Institutional  Service  Class  symbol:  GLSIX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund outperformed, returning 23.37%* versus 14.02% for its benchmark, the Goldman Sachs Health Care Index.

For broader comparison, the average return for this Fund's peer category (Health/Biotechnology Funds) was 21.10% according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

The Fund's double-digit positive returns largely are a result of a market rally in late spring and early summer, a period during which major military operations in Iraq slowed and investor sentiment improved significantly.

On the whole, the more volatile stocks within the Fund led performance, which is typical during market recoveries. Within this environment, the Fund held an overweight position in biotechnology versus that of the Index, a stance that significantly added to the Fund's outperformance (as compared to its benchmark). Although the Fund held an underweight position in the health-care equipment and supplies area, strong stock selection and selective overweights (in positions such as Boston Scientific Corp. and Cyberonics, Inc.) also helped to boost the Fund's return versus that of the Index.

The Fund was underweight in the health-care providers and services industry as compared to the Index, yet the Fund's holdings within that segment performed poorly, dragging down overall returns. Many hospital chains were hurt by lower admissions, possibly caused by a weak employment picture during most of the year.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

The Fund's top holdings were diversified throughout the sector; these included large and small pharmaceuticals (Pfizer Inc. and Watson Pharmaceuticals, Inc.), leading biotechnology companies (Amgen Inc.), and health-care equipment and suppliers (Boston Scientific Corp.). Amgen was the Fund's largest single contributor; it enjoyed strong sales results from its anemia drug, Aranesp, as well as its oncology drugs. Investments in smaller and generic drugmakers such as Watson have helped add to Fund returns at a time when larger pharmaceutical companies have been hampered by issues ranging from generic competition to questions about potential government regulations (involving drug prices).

The Fund sold its shares of Penwest Pharmaceuticals. Penwest had anticipated launching Oxymorphone, a new drug for pain management; however, we typically avoid risks associated with the FDA approval process (the FDA eventually rejected Penwest's submission).

HOW  IS  THE  FUND  POSITIONED?

Moderate returns are expected from the sector, and no major changes are likely to occur that would require a significant overweight or underweight to a particular health-care industry. In view of these expectations, the Fund is positioned so that it is generally neutral in relation to the Index. The Fund will remain diversified across all health-care industries and market capitalization ranges, and it will continue to strive for outperformance primarily through stock selection and secondarily through industry allocation.

PORTFOLIO  MANAGER:  Paul  Cluskey

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $8,702,520
OCTOBER  31,  2003

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                                        1 YR.   INCEPTION1
-----------------------------------------------------------
Class A. . . . . . . . . . .  w/o SC2   23.37%        0.87%
                              w/SC3     16.23%       -1.21%
-----------------------------------------------------------
Class B. . . . . . . . . . .  w/o SC2   22.53%        0.21%
                              w/SC4     17.53%       -0.85%
-----------------------------------------------------------
Class C5 . . . . . . . . . .  w/o SC2   22.66%        0.25%
                              w/SC6     20.48%       -0.10%
-----------------------------------------------------------
Institutional Service Class7            23.59%        1.17%
-----------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  December  29,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns until the creation of Class C shares (9/23/02) include the performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

DATE                  CLASS A            GS HEALTHCARE   CPI
--------------------------------------------------------------
12/28/2000                        9,425         10,000  10,000
10/31/2001                        8,802          8,511  10,213
10/31/2002                        7,830          6,999  10,420
10/31/2003                        9,661          7,980  10,681

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Health Sciences Fund, the Goldman Sachs Healthcare Index (GS Healthcare)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The GS Healthcare is an unmanaged index representative of the stocks in the healthcare sector.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

                                                            2003 ANNUAL REPORT 9
--------------------------------------------------------------------------------

SECTOR  Series

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  GLOBAL  HEALTH  SCIENCES  FUND

COMMON  STOCKS  (90.5%)

                                                        SHARES OR
                                                    PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------
DRUGS (48.7%)
Abbott Laboratories. . . . . . . . . . . . . . . .             12,070  $  514,423
Amgen, Inc. (b). . . . . . . . . . . . . . . . . .              9,330     576,221
Andrx Corp. (b). . . . . . . . . . . . . . . . . .              6,920     137,708
Eli Lilly & Co.. . . . . . . . . . . . . . . . . .              8,120     540,954
GlaxoSmithKline PLC, ADR - GB. . . . . . . . . . .              1,840      79,654
ICN Pharmaceuticals, Inc.. . . . . . . . . . . . .             13,090     252,768
Ligand Pharmaceuticals, Inc., Class B (b). . . . .              6,600      90,948
Merck & Co., Inc.. . . . . . . . . . . . . . . . .              5,900     261,075
Pfizer, Inc. . . . . . . . . . . . . . . . . . . .             21,494     679,210
Schering-Plough Corp.. . . . . . . . . . . . . . .             11,300     172,551
Taro Pharmaceutical Industries Ltd. (b). . . . . .              2,040     131,070
Teva Pharmaceutical Industries Ltd., ADR-IL. . . .              4,560     259,418
Watson Pharmaceuticals, Inc. (b) . . . . . . . . .              4,400     172,788
Wyeth. . . . . . . . . . . . . . . . . . . . . . .             10,035     442,945
                                                                       ----------
                                                                        4,311,733
                                                                       ----------

---------------------------------------------------------------------------------
HOSPITALS (1.6%)
HCA, Inc.. . . . . . . . . . . . . . . . . . . . .              3,790     144,968
                                                                       ----------

---------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE (0.6%)
CIGNA Corp.. . . . . . . . . . . . . . . . . . . .                960      54,768
                                                                       ----------

---------------------------------------------------------------------------------
MEDICAL - BIOMEDICAL/GENETIC (8.2%)
Chiron Corp. (b) . . . . . . . . . . . . . . . . .              1,780      97,241
Genentech, Inc. (b). . . . . . . . . . . . . . . .              3,730     305,749
Genzyme Corp. (b). . . . . . . . . . . . . . . . .              2,000      91,800
Millenium Pharmaceuticals, Inc. (b). . . . . . . .              5,260      83,739
Myogen, Inc. (b) . . . . . . . . . . . . . . . . .              9,470     151,520
                                                                       ----------
                                                                          730,049
                                                                       ----------

---------------------------------------------------------------------------------
MEDICAL - HMO (3.2%)
Anthem, Inc. (b) . . . . . . . . . . . . . . . . .                750      51,323
Health Net, Inc. (b) . . . . . . . . . . . . . . .              1,370      43,278
UnitedHealth Group, Inc. . . . . . . . . . . . . .              3,650     185,712
                                                                       ----------
                                                                          280,313
                                                                       ----------

---------------------------------------------------------------------------------
MEDICAL - OUTPATIENT & HOME MEDICAL CARE (0.2%)
Vistacare, Inc., Class A (b) . . . . . . . . . . .                600      20,706
                                                                       ----------

---------------------------------------------------------------------------------
MEDICAL INSTRUMENTS (9.2%)
Beckman Coulter, Inc.. . . . . . . . . . . . . . .              3,610     179,237
Boston Scientific Corp. (b). . . . . . . . . . . .              2,780     188,262
Gen-Probe, Inc. (b). . . . . . . . . . . . . . . .              3,410      91,286
Guidant Corp.. . . . . . . . . . . . . . . . . . .              1,990     101,510
Medtronic, Inc.. . . . . . . . . . . . . . . . . .              5,640     257,014
                                                                       ----------
                                                                          817,309
                                                                       ----------

---------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES (0.9%)
Quest Diagnostics, Inc. (b). . . . . . . . . . . .              1,120      75,768
                                                                       ----------

---------------------------------------------------------------------------------
MEDICAL PRODUCTS (12.8%)
Advanced Medical Optics, Inc. (b). . . . . . . . .                164       3,308
ALARIS Medical Systems, Inc. (b) . . . . . . . . .              3,740      58,007
DENTSPLY International, Inc. . . . . . . . . . . .              2,770     122,406
INAMED Corp. (b) . . . . . . . . . . . . . . . . .              1,400     120,918
Johnson & Johnson. . . . . . . . . . . . . . . . .             11,130     560,173
Stryker Corp.. . . . . . . . . . . . . . . . . . .              1,630     132,209
Zimmer Holdings, Inc. (b). . . . . . . . . . . . .              2,220     141,658
                                                                       ----------
                                                                        1,138,679
                                                                       ----------

---------------------------------------------------------------------------------
NURSING HOMES (3.1%)
Kindred Healthcare, Inc. (b) . . . . . . . . . . .              6,640     273,834
                                                                       ----------

---------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT (1.0%)
Pharmaceutical Product Development, Inc. (b) . . .              2,890      86,902
                                                                       ----------

---------------------------------------------------------------------------------
THERAPEUTICS (1.0%)
Gilead Sciences, Inc. (b). . . . . . . . . . . . .              1,570      85,691
                                                                       ----------

TOTAL COMMON STOCKS                                                     8,020,720
                                                                       ----------

REPURCHASE AGREEMENTS (7.7%)

CS First Boston, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $343,471
(Fully collateralized by AA Rated Corporate Bonds)  $         343,444     343,444
Lehman Brothers, Inc., 0.94% dated 10/31/03,
due 11/03/03, repurchase price $63,605
(Fully collateralized by U.S. Agency Securities) .             63,601      63,601
Nomura Securities, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $274,777
(Fully collateralized by AA Rated Corporate Bonds)            274,755     274,755
                                                                       ----------

TOTAL REPURCHASE AGREEMENTS                                               681,800
                                                                       ----------

TOTAL INVESTMENTS (COST $8,721,578) (A) - 98.2%                         8,702,520

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.8%                              159,192
                                                                       ----------

NET ASSETS - 100.0%                                                    $8,861,712
                                                                       ----------
                                                                       ----------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.

ADR  American  Depositary  Receipt
PLC  Public  Limited  Company
GB   United  Kingdom
IL   Israel

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

10 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

SECTOR  Series

GARTMORE  GLOBAL  TECHNOLOGY  AND  COMMUNICATIONS  FUND

Class  A  Shares  symbol:  GAGTX
Class  B  Shares  symbol:  GBGTX
Class  C  Shares  symbol:  GCGTX
Institutional  Service  Class  symbol:  GIGTX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund returned 46.77%* versus 55.77% for its benchmark, the Morgan Stanley High-Tech 35 Index.

For broader comparison, the average return for this Fund's peer category (Science & Technology Funds) was 53.27% according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

The U.S. market experienced an impressive rebound, especially for a period that followed three years of negative stock returns and included a foreign war. Consumers remained resilient throughout the downturn, but the U.S. recovery took shape largely because several forms of fiscal stimuli began to take effect.

The technology sector led the recovery. Capital spending remained somewhat low for large-cap companies; however, small and medium-sized companies increased their spending. Recently, consumers served as the primary growth driver as shoppers purchased a new generation of cell phones and digital cameras. These patterns of demand were reflected in the Fund's strong returns. For example, the semiconductors and semiconductor equipment industry had the largest increases.

The Fund underperformed its benchmark in part because the Fund held a slight underweight to the technology sector when those stocks took off. The Fund held an overweight position in the Internet software and services industry, but owned several stocks that underperformed versus their counterparts in the Index.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

Top holdings included well-known companies such as Intel Corp. and lesser-known companies such as disk-drive maker Seagate Technology Holdings. Intel improved its sales volume and market share, and was the Fund's biggest contributor to performance. Seagate Technology holds a strong market share within the hard-drive industry and was boosted by high demand for products that use its drives.

The Fund's largest share purchase was for Yahoo! Inc. The Yahoo site is one of the most frequently visited search engines on the Internet, and the firm continues to post strong revenues in one of the Internet's most lucrative advertising markets (search). The Fund trimmed its shares of Broadcom Corp.; although Broadcom has been very profitable, it faces increasing competition in its primary sales space.

HOW  IS  THE  FUND  POSITIONED?

Technology companies are believed to be finally moving in the right direction once again, and these companies are likely to continue to grow earnings at a moderate 10% to 15% range during the coming year.

The Fund may see earnings growth from the computer and consumer electronics areas. Demand for laptop computers has risen steadily as laptop prices have dropped and functionality has improved. Similarly, a range of cheaper and better consumer product offerings is expected to bolster technology companies' earnings. A significant uptick in corporate demand for technology products has not yet occurred among large-cap companies, but it may happen as the global economy continues to improve.

PORTFOLIO  MANAGER:  Aaron  Harris

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $9,580,473
OCTOBER  31,  2003

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                                         1 YR.   INCEPTION1
------------------------------------------------------------
Class A. . . . . . . . . . .  w/o SC2    46.77%      -23.07%
                              w/SC3      38.35%      -24.42%
------------------------------------------------------------
Class B. . . . . . . . . . .  w/o SC2    46.12%      -23.61%
                              w/SC4      41.12%      -24.25%
------------------------------------------------------------
Class C5 . . . . . . . . . .  w/o SC2    45.77%      -23.48%
                              w/SC6      43.12%      -23.71%
------------------------------------------------------------
Institutional Service Class7             47.37%      -22.72%
------------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  June  30,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns until the creation of Class C shares (3/1/01) include the performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

DATE        CLASS A  MORGAN STANLEY HIGH TECH   CPI
-----------------------------------------------------
6/30/2000.    9,425                    10,000  10,000
10/31/2000   10,471                     9,136  10,099
10/31/2001    4,091                     4,346  10,313
10/31/2002    2,676                     2,865  10,522
10/31/2003    3,928                     4,465  10,787

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Technology and Communications Fund, Morgan Stanley High-Tech 35 Index (Morgan Stanley High-Tech)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The Morgan Stanley High-Tech is an equal dollar-weighted index of 35 stocks in nine different technology subsectors.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

                                                           2003 ANNUAL REPORT 11
--------------------------------------------------------------------------------

SECTOR  Series

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  GLOBAL  TECHNOLOGY  AND  COMMUNICATIONS  FUND

COMMON  STOCKS  (100.4%)

                                              SHARES    VALUE
----------------------------------------------------------------

FRANCE (1.0%)

TELECOM EQUIPMENT (1.0%)
Alcatel SA ADR (b) . . . . . . . . . . . . .   7,400  $   97,532
                                                      ----------

----------------------------------------------------------------
KOREA (1.5%)

SEMICONDUCTORS (1.5%)
Samsung Electronics Co. Ltd., GDR. . . . . .     700     140,000
                                                      ----------

----------------------------------------------------------------
UNITED STATES (97.9%)

COMPUTER EQUIPMENT (1.4%)
ATI Technologies, Inc. (b) . . . . . . . . .   9,600     137,376
                                                      ----------

COMPUTER HARDWARE (4.9%)
EMC Corp. (b). . . . . . . . . . . . . . . .  25,200     348,768
SanDisk Corp. (b). . . . . . . . . . . . . .   1,500     120,900
                                                      ----------
                                                         469,668
                                                      ----------

COMPUTER SERVICES (5.8%)
CNET Networks, Inc. (b). . . . . . . . . . .   3,600      29,304
Cognizant Technology Solutions Corp. (b) . .   1,600      72,624
Dell, Inc. (b) . . . . . . . . . . . . . . .   1,990      71,879
Yahoo, Inc. (b). . . . . . . . . . . . . . .   8,700     380,190
                                                      ----------
                                                         553,997
                                                      ----------

COMPUTER SOFTWARE (23.3%)
Adobe Systems, Inc.. . . . . . . . . . . . .   1,600      70,144
Akamai Technologies, Inc. (b). . . . . . . .   8,100      63,990
Citrix Systems, Inc. (b) . . . . . . . . . .   5,300     133,984
E.piphany, Inc. (b). . . . . . . . . . . . .  23,000     159,620
Electronic Arts, Inc. (b). . . . . . . . . .   2,060     204,022
Hewlett Packard Co.. . . . . . . . . . . . .   9,700     216,407
Infosys Technologies Ltd.. . . . . . . . . .   1,200     101,532
Intuit, Inc. (b) . . . . . . . . . . . . . .   3,200     159,936
Microsoft Corp.. . . . . . . . . . . . . . .  10,260     268,298
PalmSource, Inc. (b) . . . . . . . . . . . .   4,615     176,212
Retek, Inc. (b). . . . . . . . . . . . . . .   8,600      86,258
S1 Corp. (b) . . . . . . . . . . . . . . . .  23,700     191,496
Seagate Technology . . . . . . . . . . . . .   8,500     195,330
VERITAS Software Corp. (b) . . . . . . . . .   5,100     184,365
                                                      ----------
                                                       2,211,594
                                                      ----------

COMPUTERS - INTEGRATED SYSTEMS (5.5%)
3Com Corp. (b) . . . . . . . . . . . . . . .  17,400     125,280
Cisco Systems, Inc. (b). . . . . . . . . . .   8,670     181,897
Sapient Corp. (b). . . . . . . . . . . . . .  22,300     122,204
Siebel Systems, Inc. (b) . . . . . . . . . .   7,700      96,943
                                                      ----------
                                                         526,324
                                                      ----------

COMPUTERS - MEMORY DEVICES (8.7%)
Lexar Media, Inc. (b). . . . . . . . . . . .  11,300     258,883
Silicon Storage Technology, Inc. (b) . . . .  25,500     285,090
Western Digital Corp. (b). . . . . . . . . .  21,600     290,520
                                                      ----------
                                                         834,493
                                                      ----------

E-COMMERCE (5.0%)
Amazon.com, Inc. (b) . . . . . . . . . . . .   3,700     201,354
InterActiveCorp, Inc. (b). . . . . . . . . .   2,300      84,433
RedEnvelope, Inc. (b). . . . . . . . . . . .   1,700      22,678
Sohu.com, Inc. (b) . . . . . . . . . . . . .   4,900     169,050
                                                      ----------
                                                         477,515
                                                      ----------

ELECTRONIC COMPONENTS-SEMICONDUCTORS (18.0%)
Agere Systems, Inc., Class A (b) . . . . . .  24,300      84,564
Amphenol Corp. (b) . . . . . . . . . . . . .   1,700      99,875
Analog Devices, Inc. (b) . . . . . . . . . .   1,900      84,227
Integrated Device Technology, Inc. (b) . . .   9,000     141,300
Intel Corp.. . . . . . . . . . . . . . . . .  11,700     386,685
MEMC Electronic Materials, Inc.. . . . . . .   9,400     105,280
Microchip Technology, Inc. . . . . . . . . .   4,500     147,195
Mindspeed Technologies, Inc. (b) . . . . . .  26,400     135,168
Pixelworks, Inc. (b) . . . . . . . . . . . .  11,600     140,128
QLogic Corp. (b) . . . . . . . . . . . . . .   3,400     190,570
Sanmina Corp. (b). . . . . . . . . . . . . .  19,500     205,725
                                                      ----------
                                                       1,720,717
                                                      ----------

NETWORKING (6.5%)
Foundry Networks, Inc. (b) . . . . . . . . .   9,600     223,296
Ixia (b) . . . . . . . . . . . . . . . . . .  10,300     123,600
Juniper Networks, Inc. (b) . . . . . . . . .  15,000     269,850
                                                      ----------
                                                         616,746
                                                      ----------

SEMICONDUCTORS (9.8%)
Credence Systems Corp. (b) . . . . . . . . .   7,500     122,325
FSI International, Inc. (b). . . . . . . . .   7,300      45,990
Intersil Corp., Class A. . . . . . . . . . .   6,500     167,635
Novellus Systems, Inc. (b) . . . . . . . . .   4,800     198,192
Texas Instruments, Inc.. . . . . . . . . . .   7,300     211,116
Xilinx, Inc. (b) . . . . . . . . . . . . . .   6,000     190,200
                                                      ----------
                                                         935,458
                                                      ----------

TELECOM EQUIPMENT (1.4%)
Avaya, Inc. (b). . . . . . . . . . . . . . .  10,300     133,282
                                                      ----------

TELECOM SERVICES (3.0%)
SINA Corp. (b) . . . . . . . . . . . . . . .   6,300     243,369
Verso Technologies, Inc. (b) . . . . . . . .  12,000      46,560
                                                      ----------
                                                         289,929
                                                      ----------

12 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                                  SHARES     VALUE
---------------------------------------------------------------------

UNITED STATES (continued)

WIRELESS EQUIPMENT (4.6%)
Motorola, Inc. . . . . . . . . . . . . . . . . .  17,650  $  238,805
QUALCOMM, Inc. . . . . . . . . . . . . . . . . .   2,000      95,000
UNOVA, Inc. (b). . . . . . . . . . . . . . . . .   4,700     102,037
                                                          -----------
                                                             435,842
                                                          -----------
                                                           9,342,941
                                                          -----------

TOTAL COMMON STOCKS                                        9,580,473
                                                          -----------

TOTAL INVESTMENTS (COST $9,189,221) (A) - 100.4%           9,580,473

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%               (35,937)
                                                          -----------

NET ASSETS - 100.0%                                       $9,544,536
                                                          -----------
                                                          -----------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.

ADR  American  Depositary  Receipt
GDR  Global  Depositary  Receipt

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

                                                           2003 ANNUAL REPORT 13
--------------------------------------------------------------------------------

SECTOR  Series

GARTMORE  GLOBAL  UTILITIES  FUND

Class  A  Shares  symbol:  GGUAX
Class  B  Shares  symbol:  GGUBX
Class  C  Shares  symbol:  GGUCX
Institutional  Service  Class  symbol:  GUISX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund returned 15.80%* versus 19.16% for its composite benchmark. The benchmark consists of: 60% Morgan
Stanley Capital International (MSCI) World Telecom Index; 40% MSCI World Utilities Index.

For broader comparison, the average return for this Fund's peer category (Utility Funds) was 19.12%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

Higher energy prices, stronger cash flows and highly visible earnings helped global utility stocks return 22%. Telecommunications stocks' prices, which returned 17%, were driven by the wireless industry, which gained because many consumers are switching from wire line to wireless providers. In addition, the number of new users is exploding in regions such as India and China, and new features such as multime-dia messaging are being introduced.

Early in the period, within the telecommunications sector, the Fund's focus on European companies rather than those in the United States detracted from performance. U.S. telecommunications stocks led the fourth-quarter 2002 rally, fueled by the possibility of more favorable regulatory reforms.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

The Fund's largest holdings included Vodafone Group PLC and Telefonica S.A. Vodafone benefited from a growing subscriber base, cost-cutting efforts and its stock buy-back announcement. Telef nica, the Spanish telecommunications company, profited from a growing population and new housing starts.

New purchases by the Fund included U.K. energy supplier Scottish and Southern Energy plc; Spanish gas storage and distribution company Enag s, S.A.; and Canadian gas utility Enbridge, Inc. These stocks were added by the Fund to increase Fund exposure to the utility sector and to take advantage of growing energy consumption in Europe and Canada.

The Fund's holdings in U.S. electric utility company American Electric Power Co., Inc. were sold after the firm's merger with Central and South West Corp. expanded company operations into many areas burdened by overcapacity. Fund holdings in Sprint Corp. and SBC Communications Inc. were reduced because of lessening demand for wire line services.

HOW  IS  THE  FUND  POSITIONED?

Given the recent U.S. ruling regarding telephone number portability, which allows customers to maintain their phone number when changing carriers, the Fund is underweight in U.S. telecommunications stocks; this ruling is likely to intensify competition. The Fund is overweight in European wireless providers and firms that operate in developing markets, such as America Movil, since these firms have better growth prospects. The Fund is underweight in fixed-line communications stocks, because they continue to lose market share.

The Fund is overweight in European and Asian utility stocks because of growing demand for energy in those regions, and because those companies operate under less-restrictive regulatory requirements. As always, the Fund is searching for companies with sustainable growth, high cash flows, high dividend yields and good management teams.

PORTFOLIO  MANAGER:  The  Fund  is  managed  by  a  team  of portfolio managers.

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $2,725,425
OCTOBER  31,  2003

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                                        1 YR.   INCEPTION1
-----------------------------------------------------------
Class A. . . . . . . . . . .  w/o SC2   15.80%       -8.91%
                              w/SC3      9.13%      -11.75%
-----------------------------------------------------------
Class B. . . . . . . . . . .  w/o SC2   14.92%       -9.59%
                              w/SC4      9.92%      -11.53%
-----------------------------------------------------------
Class C. . . . . . . . . . .  w/o SC2   14.92%       -9.59%
                              w/SC5     12.82%      -10.07%
-----------------------------------------------------------
Institutional Service Class6            16.10%       -8.65%
-----------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  December  18,  2001.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5    A  1.00%  front-end  sales  charge  was  deducted. A CDSC of 1.00% was also deducted because it is charged when you sell Class C shares within the first year after purchase.
6    Not  subject  to  any  sales  charges.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                    COMPOSITE
                                   (60%, 40%)
            GARTMORE                60% MSCI
             GLOBAL     MSCI      WORLD TELECOM
            UTILITIES   WORLD       40% MSCI                    MSCI
DATE         CLASS A   TELECOM  WORLD UTILITIES.    CPI    WORLD UTILITIES
--------------------------------------------------------------------------
12/18/2001      9,425   10,000             10,000  10,000           10,000
10/31/2002      6,837    6,862              7,418  10,260            8,099
10/31/2003      7,917    8,013              8,838  10,518            9,875

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Utilities Fund, Morgan Stanley Capital International World Telecommunications Services Index (MSCI World Telecom)(a), Morgan Stanley Capital International World Utilities Index (MSCI World Utilities)(b), Composite Index (Composite)(c) and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The MSCI World Telecom is an unmanaged index representative of the stocks in the global utilities sector and is based on 23 developed market country indices.
(b) The MSCI World Utilities is made up of industry groups such as electric, gas, multi utilities and unregulated power and water.
(c) The Composite is a combination of 60% MSCI World Telecom and 40% MSCI World Utilities.
(d) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

14 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  GLOBAL  UTILITIES  FUND

COMMON  STOCKS  (99.8%)

                                        SHARES OR
                                     PRINCIPAL AMOUNT   VALUE
---------------------------------------------------------------

CANADA (5.2%)

OIL & GAS UTILITY (2.8%)
Enbridge, Inc.. . . . . . . . . . .             1,350  $ 53,045
TransCanada Corp. . . . . . . . . .               940    19,184
                                                       --------
                                                         72,229
                                                       --------

TELECOMMUNICATIONS (2.4%)
Telus Corp. . . . . . . . . . . . .             3,610    63,242
                                                       --------
                                                        135,471
                                                       --------

---------------------------------------------------------------
FINLAND (2.4%)

OIL & GAS UTILITY (2.4%)
Fortum Oyj. . . . . . . . . . . . .             6,807    62,751
                                                       --------

---------------------------------------------------------------
FRANCE (3.9%)

TELECOMMUNICATIONS (1.8%)
France Telecom SA (b) . . . . . . .             1,948    47,148
                                                       --------

WATER UTILITY (2.1%)
Suez SA . . . . . . . . . . . . . .             2,556    41,005
Veolia Environment. . . . . . . . .               567    12,655
                                                       --------
                                                         53,660
                                                       --------
                                                        100,808
                                                       --------

---------------------------------------------------------------
GERMANY (5.8%)

GAS & ELECTRIC UTILITY (4.0%)
E. ON AG. . . . . . . . . . . . . .             1,669    84,012
Rwe AG. . . . . . . . . . . . . . .               671    18,643
                                                       --------
                                                        102,655
                                                       --------

TELECOMMUNICATIONS (1.8%)
Deutsche Telekom AG (b) . . . . . .             3,046    47,803
                                                       --------
                                                        150,458
                                                       --------

---------------------------------------------------------------
ITALY (3.3%)

ELECTRIC UTILITY (2.5%)
Enel SpA. . . . . . . . . . . . . .            10,556    66,020
                                                       --------

TELECOMMUNICATIONS (0.8%)
Telecom Italia SpA (b). . . . . . .             7,988    20,847
                                                       --------
                                                         86,867
                                                       --------

---------------------------------------------------------------
JAPAN (11.9%)

ELECTRIC UTILITY (5.5%)
Chubu Electric Power Co., Inc.. . .             2,100    42,120
Kansai Electric Power Co., Inc. . .             2,600    44,936
Tokyo Electric Power Co., Inc.. . .             2,700    57,593
                                                       --------
                                                        144,649
                                                       --------

TELECOMMUNICATIONS (6.4%)
Nippon Telegraph & Telephone Corp..                22    98,258
NTT DoCoMo, Inc.. . . . . . . . . .                32    69,277
                                                       --------
                                                        167,535
                                                       --------
                                                        312,184
                                                       --------

---------------------------------------------------------------
MEXICO (1.5%)

TELECOMMUNICATIONS (1.5%)
America Movil SA de CV ADR. . . . .             1,629    38,770
                                                       --------

---------------------------------------------------------------
NETHERLANDS (1.0%)

TELECOMMUNICATIONS (1.0%)
Koninklijke KPN NV (b). . . . . . .             3,376    25,667
                                                       --------

---------------------------------------------------------------
NORWAY (0.9%)

TELECOMMUNICATIONS (0.9%)
Telenor ASA . . . . . . . . . . . .             4,450    24,226
                                                       --------

---------------------------------------------------------------
PORTUGAL (1.5%)

ELECTRIC UTILITY (0.5%)
Electricidade de Portugal SA. . . .             6,185    14,021
                                                       --------

TELECOMMUNICATIONS (1.0%)
Portugal Telecom SA . . . . . . . .             3,105    26,097
                                                       --------
                                                         40,118
                                                       --------

---------------------------------------------------------------
RUSSIA (0.8%)

ELECTRIC UTILITY (0.8%)
RAO Unified Energy Systems GDR. . .               786    19,925
                                                       --------

---------------------------------------------------------------
SPAIN (11.1%)

ELECTRIC UTILITY (3.7%)
Endesa SA . . . . . . . . . . . . .             2,180    34,592
Iberdrola SA. . . . . . . . . . . .             2,031    33,881
Union Fenosa SA . . . . . . . . . .             1,810    29,247
                                                       --------
                                                         97,720
                                                       --------

GAS UTILITY (1.8%)
Enagas. . . . . . . . . . . . . . .             5,010    46,302
                                                       --------

TELECOMMUNICATIONS (5.6%)
Telefonica SA . . . . . . . . . . .            11,596   144,240
                                                       --------

TELEVISION (0.0%)
Antena 3 Television (b) . . . . . .                36     1,171
                                                       --------
                                                        289,433
                                                       --------

                                                           2003 ANNUAL REPORT 15
--------------------------------------------------------------------------------

October  31,  2003

GARTMORE  GLOBAL  UTILITIES  FUND  (Continued)

COMMON  STOCKS  (CONTINUED)

                                                      SHARES OR
                                                  PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------

UNITED KINGDOM (18.9%)

ELECTRIC UTILITY (2.8%)
National Grid Group PLC. . . . . . . . . . . . .              5,295  $   33,807
Scottish & Southern Energy PLC . . . . . . . . .              3,740      38,936
                                                                     -----------
                                                                         72,743
                                                                     -----------

GAS UTILITY (1.4%)
Centrica PLC . . . . . . . . . . . . . . . . . .             11,451      35,852
                                                                     -----------

TELECOMMUNICATIONS (14.0%)
BT Group PLC . . . . . . . . . . . . . . . . . .             18,342      57,738
Vodafone Group PLC . . . . . . . . . . . . . . .            147,871     310,526
                                                                     -----------
                                                                        368,264
                                                                     -----------

WATER UTILITY (0.7%)
AWG PLC (b). . . . . . . . . . . . . . . . . . .              2,093      18,327
                                                                     -----------
                                                                        495,186
                                                                     -----------

--------------------------------------------------------------------------------
UNITED STATES (31.6%)

ELECTRIC UTILITY (8.0%)
Constellation Energy Group, Inc. . . . . . . . .              1,320      48,008
Dominion Resources, Inc. . . . . . . . . . . . .                639      39,362
Entergy Corp.. . . . . . . . . . . . . . . . . .                970      52,283
Firstenergy Corp.. . . . . . . . . . . . . . . .                600      20,634
FPL Group, Inc.. . . . . . . . . . . . . . . . .                800      50,992
                                                                     -----------
                                                                        211,279
                                                                     -----------

GAS & ELECTRIC UTILITY (3.1%)
Exelon Corp. . . . . . . . . . . . . . . . . . .              1,069      67,828
TXU Corp.. . . . . . . . . . . . . . . . . . . .                589      13,441
                                                                     -----------
                                                                         81,269
                                                                     -----------

OIL & GAS UTILITY (1.1%)
Sunoco, Inc. . . . . . . . . . . . . . . . . . .                640      28,006
                                                                     -----------

TELECOMMUNICATIONS (15.6%)
AT&T Wireless Services, Inc. (b) . . . . . . . .              3,520      25,520
Bellsouth Corp.. . . . . . . . . . . . . . . . .              2,920      76,826
Comcast Corp. (b). . . . . . . . . . . . . . . .              1,170      39,686
Nextel Communications, Inc., Class A (b) . . . .              2,080      50,336
SBC Communications, Inc. . . . . . . . . . . . .              3,153      75,609
Sprint Corp. (PCS Group) (b) . . . . . . . . . .              1,920       8,352
Verizon Communications, Inc. . . . . . . . . . .              3,996     134,266
                                                                     -----------
                                                                        410,595
                                                                     -----------

TELEVISION (1.0%)
Echostar Communications - A (b). . . . . . . . .                670      25,674
                                                                     -----------

TRANSPORTATION (2.8%)
Hunt Transport Services (b). . . . . . . . . . .              2,850      72,333
                                                                     -----------
                                                                        829,156
                                                                     -----------

TOTAL COMMON STOCKS                                                   2,611,020

REPURCHASE AGREEMENTS (4.4%)

CS First Boston, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $57,634
(Fully collateralized by
AA Rated Corporate Bonds). . . . . . . . . . . .  $          57,630      57,630
Lehman Brothers, Inc., 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $10,673
(Fully collateralized by U.S. Agency Securities)             10,672      10,672
Nomura Securities, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $46,107
(Fully collateralized by
AA Rated Corporate Bonds). . . . . . . . . . . .             46,103      46,103
                                                                     -----------
                                                                        114,405
                                                                     -----------

TOTAL REPURCHASE AGREEMENTS                                             114,405
                                                                     -----------

TOTAL INVESTMENTS (COST $2,485,811) (A) - 104.2%                      2,725,425

LIABILITIES IN EXCESS OF OTHER ASSETS - (4.2)%                         (110,047)
                                                                     -----------

NET ASSETS - 100.0%                                                  $2,615,378
                                                                     -----------
                                                                     -----------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.

ADR  American  Depositary  Receipt
GDR  Global  Depositary  Receipt

At  October, 31 2003 the Fund's open forward currency contracts were as follows:

                                                 UNREALIZED
                 DELIVERY  CONTRACT   MARKET    APPRECIATION
CURRENCY           DATE      VALUE     VALUE   (DEPRECIATION)
--------------------------------------------------------------
LONG CONTRACTS:
Euro. . . . . .  11/04/03  $  12,612  $12,619  $             7

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

16 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENTS  OF  ASSETS  AND  LIABILITIES
October  31,  2003

                                                     GARTMORE GLOBAL    GARTMORE GLOBAL    GARTMORE GLOBAL    GARTMORE
                                                        FINANCIAL           HEALTH         TECHNOLOGY AND      GLOBAL
                                                        SERVICES           SCIENCES        COMMUNICATIONS     UTILITIES
                                                          FUND               FUND               FUND            FUND
------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost $3,466,776;
8,039,778; $9,189,221 and $2,371,406;
respectively). . . . . . . . . . . . . . . . . . .  $      3,653,081   $      8,020,720   $      9,580,473   $2,611,020
Repurchase agreements, at cost . . . . . . . . . .           106,119            681,800                  -      114,405
                                                  ----------------------------------------------------------------------
Total Investments. . . . . . . . . . . . . . . . .         3,759,200          8,702,520          9,580,473    2,725,425
                                                  ----------------------------------------------------------------------
Foreign currency, at value (cost $0; $0;
24,638 and $0; respectively). . . . . . . . . . .                 -                  -             25,162            -
Interest and dividends receivable. . . . . . . . .             5,193              3,872              2,607        5,044
Receivable for investments sold. . . . . . . . . .           397,601          1,636,003          1,458,716            -
Unrealized appreciation on forward
foreign currency contracts . . . . . . . . . . . .               416                  -                  -            7
Receivable from adviser. . . . . . . . . . . . . .                 -                  -              1,095            -
Reclaims receivable. . . . . . . . . . . . . . . .               417                  -                  -          905
Prepaid expenses and other assets. . . . . . . . .             7,891              7,889             15,517        7,883
                                                  ----------------------------------------------------------------------
Total Assets . . . . . . . . . . . . . . . . . . .         4,170,718         10,350,284         11,083,570    2,739,264
                                                  ----------------------------------------------------------------------
LIABILITIES:
Payable to custodian . . . . . . . . . . . . . . .                 -                  -            669,258            2
Payable to adviser . . . . . . . . . . . . . . . .            11,529              1,558                  -       11,280
Payable for investments purchased. . . . . . . . .           242,657          1,474,040            849,221      108,478
Unrealized depreciation on forward foreign
currency contracts . . . . . . . . . . . . . . . .               369                  -                  -            -
Accrued expenses and other payables
Investment advisory fees . . . . . . . . . . . . .             3,269              7,651              7,538        1,776
Fund administration and transfer agent fees. . . .             1,088              1,442              3,203          919
Distribution fees. . . . . . . . . . . . . . . . .             1,757              1,759              1,671        1,216
Administrative servicing fees. . . . . . . . . . .                 -                935                824            -
Other. . . . . . . . . . . . . . . . . . . . . . .               475              1,187              7,319          215
                                                  ----------------------------------------------------------------------
Total Liabilities. . . . . . . . . . . . . . . . .           261,144          1,488,572          1,539,034      123,886
                                                  ----------------------------------------------------------------------
NET ASSETS . . . . . . . . . . . . . . . . . . . .  $      3,909,574   $      8,861,712   $      9,544,536   $2,615,378
                                                  ----------------------------------------------------------------------
                                                  ----------------------------------------------------------------------
REPRESENTED BY:
Capital. . . . . . . . . . . . . . . . . . . . . .  $      3,342,498   $      8,254,330   $     14,937,513   $3,123,487
Accumulated net investment income (loss) . . . . .               (46)                 -                  -           (5)
Accumulated net realized gains (losses)
from investmentand foreign currency transactions .           380,809            626,440         (5,784,754)    (747,866)
Net unrealized appreciation (depreciation) on
investments and translation of assets and
liabilities denominated in foreign currencies. . .           186,313            (19,058)           391,777      239,762
                                                  ----------------------------------------------------------------------
NET ASSETS . . . . . . . . . . . . . . . . . . . .  $      3,909,574   $      8,861,712   $      9,544,536   $2,615,378
                                                  ----------------------------------------------------------------------
                                                  ----------------------------------------------------------------------

See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 17
--------------------------------------------------------------------------------

SECTOR Series

October  31,  2003

                                                  GARTMORE GLOBAL    GARTMORE GLOBAL    GARTMORE GLOBAL    GARTMORE
                                                     FINANCIAL           HEALTH         TECHNOLOGY AND      GLOBAL
                                                     SERVICES           SCIENCES        COMMUNICATIONS     UTILITIES
                                                       FUND               FUND               FUND            FUND
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Class A Shares. . . . . . . . . . . . . . . . .  $      1,228,254   $      4,086,853   $      3,303,208   $  734,202
Class B Shares. . . . . . . . . . . . . . . . .           906,269            899,165          1,195,814      624,923
Class C Shares. . . . . . . . . . . . . . . . .           883,271            130,106             39,030      623,084
Institutional Service Class Shares. . . . . . .           891,780          3,745,588          5,006,484      633,169
                                               ----------------------------------------------------------------------
Total . . . . . . . . . . . . . . . . . . . . .  $      3,909,574   $      8,861,712   $      9,544,536   $2,615,378
                                               ----------------------------------------------------------------------
                                               ----------------------------------------------------------------------
SHARES OUTSTANDING
(unlimited number of shares authorized):
Class A Shares. . . . . . . . . . . . . . . . .           104,058            398,998            855,164       88,653
Class B Shares. . . . . . . . . . . . . . . . .            77,662             89,348            317,584       75,986
Class C Shares. . . . . . . . . . . . . . . . .            75,692             12,924             10,293       75,758
Institutional Service Class Shares. . . . . . .            75,251            362,874          1,276,954       76,302
                                               ----------------------------------------------------------------------
Total . . . . . . . . . . . . . . . . . . . . .           332,663            864,144          2,459,995      316,699
                                               ----------------------------------------------------------------------
                                               ----------------------------------------------------------------------
NET ASSET VALUE:
Class A Shares. . . . . . . . . . . . . . . . .  $          11.80   $          10.24   $           3.86   $     8.28
Class B Shares (a). . . . . . . . . . . . . . .  $          11.67   $          10.06   $           3.77   $     8.22
Class C Shares (b). . . . . . . . . . . . . . .  $          11.67   $          10.07   $           3.79   $     8.22
Institutional Service Class Shares. . . . . . .  $          11.85   $          10.32   $           3.92   $     8.30

MAXIMUM OFFERING PRICE PER SHARE
(100%/(100%-maximum sales charge) of
net asset value adjusted to the nearest cent):
Class A Shares. . . . . . . . . . . . . . . . .  $          12.52   $          10.86   $           4.10   $     8.79
Class C Shares. . . . . . . . . . . . . . . . .  $          11.79   $          10.17   $           3.83   $     8.30
                                               ----------------------------------------------------------------------
Maximum Sales Charge - Class A Shares . . . . .              5.75%              5.75%              5.75%        5.75%
                                               ----------------------------------------------------------------------
                                               ----------------------------------------------------------------------
Maximum Sales Charge - Class C Shares . . . . .              1.00%              1.00%              1.00%        1.00%
                                               ----------------------------------------------------------------------
                                               ----------------------------------------------------------------------

(a) For Class B shares, the redemption price per share varies by length of time shares are held.
(b) For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
See  notes  to  financial statements.

18 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENTS  OF  OPERATIONS
For  the  Year  Ended  October  31,  2003

                                                      GARTMORE     GARTMORE        GARTMORE
                                                       GLOBAL       GLOBAL          GLOBAL        GARTMORE
                                                      FINANCIAL     HEALTH      TECHNOLOGY AND     GLOBAL
                                                      SERVICES     SCIENCES     COMMUNICATIONS    UTILITIES
                                                        FUND         FUND            FUND           FUND
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income . . . . . . . . . . . . . . . . . .  $    1,295   $    4,893   $         2,186   $      256
Dividend income (net of foreign withholding tax
of $3,617; $0; $104 and $3,947; respectively) . . .      73,977       43,366            13,044       57,590
                                                   ---------------------------------------------------------
Total Income. . . . . . . . . . . . . . . . . . . .      75,272       48,259            15,230       57,846
                                                   ---------------------------------------------------------
EXPENSES:
Investment advisory fees. . . . . . . . . . . . . .      30,432       59,119            48,221       18,964
Fund administration and transfer agent fees . . . .      16,650       25,554            10,994       16,016
Distribution fees Class A . . . . . . . . . . . . .       2,027        6,511             5,236        1,540
Distribution fees Class B . . . . . . . . . . . . .       7,500        8,057             8,983        5,842
Distribution fees Class C . . . . . . . . . . . . .       7,372        1,056               202        5,812
Administrative servicing fees Class A . . . . . . .           3        1,903               891            7
Administrative servicing fees
Institutional Service Class Shares. . . . . . . . .           -        4,094             3,329            -
Registration and filing fees. . . . . . . . . . . .      31,952       28,550            34,563       31,812
Printing fees . . . . . . . . . . . . . . . . . . .         319        1,380            26,584          387
Other . . . . . . . . . . . . . . . . . . . . . . .       1,023        2,069             7,827          828
                                                   ---------------------------------------------------------
Total expenses before reimbursed expenses . . . . .      97,278      138,293           146,830       81,208
Expenses reimbursed . . . . . . . . . . . . . . . .     (37,771)     (42,773)          (59,111)     (39,560)
                                                   ---------------------------------------------------------
Total Expenses. . . . . . . . . . . . . . . . . . .      59,507       95,520            87,719       41,648
                                                   ---------------------------------------------------------
NET INVESTMENT INCOME (LOSS). . . . . . . . . . . .      15,765      (47,261)          (72,489)      16,198
                                                   ---------------------------------------------------------
REALIZED/UNREALIZED GAINS (LOSSES)
FROM INVESTMENTS:
Net realized gains (losses) on investment
transactions. . . . . . . . . . . . . . . . . . . .     427,930    1,316,014         1,784,642      (14,345)
Net realized gains (losses) on foreign currency
transactions. . . . . . . . . . . . . . . . . . . .     (26,830)      (2,224)           (4,261)     (12,400)
                                                   ---------------------------------------------------------
Net realized gains (losses) on investment and
foreign currency transactions . . . . . . . . . . .     401,100    1,313,790         1,780,381      (26,745)
Net change in unrealized appreciation/depreciation
on investments and translation of assets and
liabilities denominated in foreign currencies . . .     475,644     (129,330)          348,683      350,425
                                                   ---------------------------------------------------------
Net realized/unrealized gains (losses) on
investments and foreign currencies. . . . . . . . .     876,744    1,184,460         2,129,064      323,680
                                                   ---------------------------------------------------------
CHANGE IN NET ASSETS RESULTING
FROM OPERATIONS . . . . . . . . . . . . . . . . . .  $  892,509   $1,137,199   $     2,056,575   $  339,878
                                                   ---------------------------------------------------------
                                                   ---------------------------------------------------------

See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 19
--------------------------------------------------------------------------------

SECTOR  Series

STATEMENTS  OF  CHANGES  IN  NET  ASSETS

                                                             GARTMORE GLOBAL                           GARTMORE GLOBAL
                                                           FINANCIAL  SERVICES                   FUND HEALTH  SCIENCES  FUND
                                               -----------------------------------------------------------------------------------
                                                     YEAR ENDED          PERIOD ENDED           YEAR ENDED          YEAR ENDED
                                                  OCTOBER 31, 2003   OCTOBER 31, 2002 (A)    OCTOBER 31, 2003    OCTOBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss). . . . . . . . . .  $          15,765   $              4,363   $         (47,261)  $         (30,921)
Net realized gains (losses) on investment and
foreign currency transactions . . . . . . . . .            401,100                (46,672)          1,313,790            (416,407)
Net change in unrealized appreciation/
depreciation on investments and translation
of assets and liabilities denominated in
foreign currencies. . . . . . . . . . . . . . .            475,644               (289,331)           (129,330)             41,363
                                               -----------------------------------------------------------------------------------
Change in net assets resulting from operations.            892,509               (331,640)          1,137,199            (405,965)
                                               -----------------------------------------------------------------------------------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income . . . . . . . . . . . . .             (1,596)                  (183)                  -                   -

DISTRIBUTIONS TO CLASS B SHAREHOLDERS FROM:
Net investment income . . . . . . . . . . . . .               (179)                     -                   -                   -

DISTRIBUTIONS TO CLASS C SHAREHOLDERS FROM:
Net investment income . . . . . . . . . . . . .               (177)                     -                   -                   -

DISTRIBUTIONS TO INSTITUTIONAL SERVICE CLASS
SHAREHOLDERS FROM:
Net investment income . . . . . . . . . . . . .             (2,031)                  (255)                  -                   -
                                               -----------------------------------------------------------------------------------
Change in net assets from shareholder
distributions . . . . . . . . . . . . . . . . .             (3,983)                  (438)                  -                   -
                                               -----------------------------------------------------------------------------------
Change in net assets from capital
transactions. . . . . . . . . . . . . . . . . .            337,681              3,015,445           3,994,720           1,801,772
                                               -----------------------------------------------------------------------------------
Change in net assets. . . . . . . . . . . . . .          1,226,207              2,683,367           5,131,919           1,395,807

NET ASSETS:
Beginning of period . . . . . . . . . . . . . .          2,683,367                      -           3,729,793           2,333,986
                                               -----------------------------------------------------------------------------------
End of period . . . . . . . . . . . . . . . . .  $       3,909,574   $          2,683,367   $       8,861,712   $       3,729,793
                                               -----------------------------------------------------------------------------------
                                               -----------------------------------------------------------------------------------

(a) For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
See  notes  to  financial  statements.

20 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                                           GARTMORE  GLOBAL                        GARTMORE  GLOBAL
                                                  TECHNOLOGY  AND  COMMUNICATIONS  FUND             UTILITIES  FUND
                                               -----------------------------------------------------------------------------------
                                                     YEAR ENDED          YEAR ENDED          YEAR ENDED          PERIOD ENDED
                                                  OCTOBER 31, 2003    OCTOBER 31, 2002    OCTOBER 31, 2003   OCTOBER 31, 2002 (A)
----------------------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss). . . . . . . . . .  $         (72,489)  $         (57,380)  $          16,198   $             25,423
Net realized gains (losses) on investment
and foreign currency transactions . . . . . . .          1,780,381          (1,284,638)            (26,745)              (744,672)
Net change in unrealized appreciation/
depreciation on investments and translation
of assets and liabilities denominated in
foreign currencies. . . . . . . . . . . . . . .            348,683            (191,807)            350,425               (110,663)
                                               -----------------------------------------------------------------------------------
Change in net assets resulting from operations.          2,056,575          (1,533,825)            339,878               (829,912)
                                               -----------------------------------------------------------------------------------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income . . . . . . . . . . . . .                  -                   -              (4,041)                (4,321)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS FROM:
Net investment income . . . . . . . . . . . . .                  -                   -              (2,128)                (2,276)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS FROM:
Net investment income . . . . . . . . . . . . .                  -                   -              (2,116)                (2,258)

DISTRIBUTIONS TO INSTITUTIONAL SERVICE
CLASS SHAREHOLDERS FROM:
Net investment income . . . . . . . . . . . . .                  -                   -              (4,846)                (5,057)
                                               -----------------------------------------------------------------------------------
Change in net assets from shareholder
distributions . . . . . . . . . . . . . . . . .                  -                   -             (13,131)               (13,912)
                                               -----------------------------------------------------------------------------------
Change in net assets from capital
transactions. . . . . . . . . . . . . . . . . .          4,334,111             754,205             111,153              3,021,302
                                               -----------------------------------------------------------------------------------
Change in net assets. . . . . . . . . . . . . .          6,390,686            (779,620)            437,900              2,177,478

NET ASSETS:
Beginning of period . . . . . . . . . . . . . .          3,153,850           3,933,470           2,177,478                      -
                                               -----------------------------------------------------------------------------------
End of period . . . . . . . . . . . . . . . . .  $       9,544,536   $       3,153,850   $       2,615,378   $          2,177,478
                                               -----------------------------------------------------------------------------------
                                               -----------------------------------------------------------------------------------

(a) For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 21
--------------------------------------------------------------------------------

SECTOR  Series

FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding

GARTMORE  GLOBAL  FINANCIAL  SERVICES  FUND

                                                  INVESTMENT  ACTIVITIES              DISTRIBUTIONS
                      ------------------------------------------------------------------------------------------------------
                                                           NET
                                                      REALIZED AND
                             NET                       UNREALIZED       TOTAL                                       NET
                        ASSET VALUE,        NET           GAINS         FROM          NET                      ASSET VALUE,
                          BEGINNING     INVESTMENT     (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL          END OF
                          OF PERIOD    INCOME (LOSS)   INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS      PERIOD
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2002 (d) .  $       10.00          0.04          (1.12)       (1.08)           -               -   $        8.92
Year Ended
October 31, 2003 . . .  $        8.92          0.07           2.83         2.90        (0.02)          (0.02)  $       11.80

CLASS B SHARES
Period Ended
October 31, 2002 (d) .  $       10.00         (0.02)         (1.11)       (1.13)           -               -   $        8.87
Year Ended
October 31, 2003 . . .  $        8.87          0.01           2.79         2.80            -               -   $       11.67

CLASS C SHARES
Period Ended
October 31, 2002 (d) .  $       10.00         (0.02)         (1.11)       (1.13)           -               -   $        8.87
Year Ended
October 31, 2003 . . .  $        8.87          0.01           2.79         2.80            -               -   $       11.67

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2002 (d) .  $       10.00          0.06          (1.12)       (1.06)           -               -   $        8.94
Year Ended
October 31, 2003 . . .  $        8.94          0.11           2.83         2.94        (0.03)          (0.03)  $       11.85
----------------------------------------------------------------------------------------------------------------------------

                                                                 RATIOS/SUPPLEMENTAL DATA
                      ---------------------------------------------------------------------------------------------------------
                                                                                                  RATIO OF NET
                                                                RATIO OF NET      RATIO OF         INVESTMENT
                                          NET       RATIO OF     INVESTMENT       EXPENSES           INCOME
                                        ASSETS      EXPENSES    INCOME (LOSS)     (PRIOR TO     (LOSS) (PRIOR TO
                                       AT END OF   TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                           TOTAL        PERIOD         NET           NET         TO AVERAGE        TO AVERAGE       PORTFOLIO
                         RETURN (A)     (000S)       ASSETS        ASSETS      NET ASSETS (B)    NET ASSETS (B)    TURNOVER (C)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2002 (d) .  (10.78%) (e)  $       675    1.66% (f)      0.47% (f)        3.76% (f)        (1.63%) (f)       102.39%
Year Ended
October 31, 2003 . . .        32.59%  $     1,228        1.65%          0.81%            2.78%            (0.33%)       256.82%

CLASS B SHARES
Period Ended
October 31, 2002 (d) .  (11.30%) (e)  $       672    2.38% (f)    (0.25%) (f)        4.51% (f)        (2.38%) (f)       102.39%
Year Ended
October 31, 2003 . . .        31.60%  $       906        2.40%          0.08%            3.67%            (1.20%)       256.82%

CLASS C SHARES
Period Ended
October 31, 2002 (d) .  (11.30%) (e)  $       665    2.38% (f)    (0.25%) (f)        4.51% (f)        (2.38%) (f)       102.39%
Year Ended
October 31, 2003 . . .        31.60%  $       883        2.40%          0.08%            3.68%            (1.20%)       256.82%

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2002 (d) .  (10.57%) (e)  $       671    1.40% (f)      0.73% (f)        3.51% (f)        (1.38%) (f)       102.39%
Year Ended
October 31, 2003 . . .        32.95%  $       892        1.40%          1.08%            2.68%            (0.20%)       256.82%
-------------------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(e)  Not  annualized.
(f)  Annualized.
See  notes  to  financial  statements.

22  ANNUAL  REPORT  2003
--------------------------------------------------------------------------------

GARTMORE  GLOBAL  HEALTH  SCIENCES  FUND

                                                 INVESTMENT  ACTIVITIES                DISTRIBUTIONS
                      ---------------------------------------------------------------------------------------------------
                                                           NET
                                                      REALIZED AND
                             NET                       UNREALIZED       TOTAL                                    NET
                        ASSET VALUE,        NET           GAINS         FROM       RETURN                   ASSET VALUE,
                          BEGINNING     INVESTMENT     (LOSSES) ON   INVESTMENT      OF         TOTAL          END OF
                          OF PERIOD    INCOME (LOSS)   INVESTMENTS   ACTIVITIES   CAPITAL   DISTRIBUTIONS      PERIOD
-------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2001 (d) .  $       10.00         (0.03)         (0.63)       (0.66)    (0.01)          (0.01)  $        9.33
Year Ended
October 31, 2002 . . .  $        9.33         (0.06)         (0.97)       (1.03)        -               -   $        8.30
Year Ended
October 31, 2003 . . .  $        8.30         (0.05)          1.99         1.94         -               -   $       10.24

CLASS B SHARES
Period Ended
October 31, 2001 (d) .  $       10.00         (0.09)         (0.62)       (0.71)        -               -   $        9.29
Year Ended
October 31, 2002 . . .  $        9.29         (0.15)         (0.93)       (1.08)        -               -   $        8.21
Year Ended
October 31, 2003 . . .  $        8.21         (0.13)          1.98         1.85         -               -   $       10.06

CLASS C SHARES
Period Ended
October 31, 2002 (e) .  $        7.92         (0.01)          0.30         0.29         -               -   $        8.21
Year Ended
October 31, 2003 . . .  $        8.21         (0.12)          1.98         1.86         -               -   $       10.07

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2001 (d) .  $       10.00         (0.01)         (0.62)       (0.63)    (0.01)          (0.01)  $        9.36
Year Ended
October 31, 2002 . . .  $        9.36         (0.04)         (0.97)       (1.01)        -               -   $        8.35
Year Ended
October 31, 2003 . . .  $        8.35         (0.04)          2.01         1.97         -               -   $       10.32
-------------------------------------------------------------------------------------------------------------------------

                                                              RATIOS  /  SUPPLEMENTAL  DATA
                      ---------------------------------------------------------------------------------------------------------
                                                                                                  RATIO OF NET
                                                                RATIO OF NET      RATIO OF         INVESTMENT
                                                    RATIO OF     INVESTMENT       EXPENSES           INCOME
                                      NET ASSETS    EXPENSES    INCOME (LOSS)     (PRIOR TO     (LOSS) (PRIOR TO
                                      AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                           TOTAL        PERIOD         NET           NET         TO AVERAGE        TO AVERAGE       PORTFOLIO
                        RETURN (A)      (000S)       ASSETS        ASSETS      NET ASSETS (B)    NET ASSETS (B)    TURNOVER (C)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2001 (d) .  (6.61%) (f)  $        779    1.53% (g)    (0.55%) (g)        6.84% (g)        (5.86%) (g)       754.05%
Year Ended
October 31, 2002 . . .     (11.04%)  $      1,538        1.60%        (0.99%)            3.10%            (2.49%)       893.80%
Year Ended
October 31, 2003 . . .       23.37%  $      4,087        1.57%        (0.75%)            2.29%            (1.47%)       570.16%

CLASS B SHARES
Period Ended
October 31, 2001 (d) .  (7.10%) (f)  $        774    2.13% (g)    (1.15%) (g)        7.61% (g)        (6.63%) (g)       754.05%
Year Ended
October 31, 2002 . . .     (11.63%)  $        730        2.28%        (1.71%)            4.00%            (3.43%)       893.80%
Year Ended
October 31, 2003 . . .       22.53%  $        899        2.25%        (1.41%)            3.06%            (2.22%)       570.16%

CLASS C SHARES
Period Ended
October 31, 2002 (e) .    3.66% (f)  $         58    2.25% (g)    (1.69%) (g)        2.80% (g)        (2.24%) (g)       893.80%
Year Ended
October 31, 2003 . . .       22.66%  $        130        2.25%        (1.45%)            2.96%            (2.16%)       570.16%

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2001 (d) .  (6.25%) (f)  $        781    1.10% (g)    (0.13%) (g)        6.59% (g)        (5.62%) (g)       754.05%
Year Ended
October 31, 2002 . . .     (10.79%)  $      1,403        1.27%        (0.66%)            2.85%            (2.24%)       893.80%
Year Ended
October 31, 2003 . . .       23.59%  $      3,746        1.42%        (0.61%)            2.12%            (1.31%)       570.16%
-------------------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 29, 2000 (commencement of operations) through October 31, 2001.
(e) For the period from September 23, 2002 (commencement of operations) through October 31, 2002.
(f)  Not  annualized.
(g)  Annualized.
See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 23
--------------------------------------------------------------------------------

SECTOR  Series

FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding

GARTMORE  GLOBAL  TECHNOLOGY  AND  COMMUNICATIONS  FUND

                                                 INVESTMENT  ACTIVITIES                DISTRIBUTIONS
                      ----------------------------------------------------------------------------------------------------
                                                           NET
                                                      REALIZED AND
                             NET                       UNREALIZED       TOTAL                                     NET
                        ASSET VALUE,        NET           GAINS         FROM         NET                     ASSET VALUE,
                          BEGINNING     INVESTMENT     (LOSSES) ON   INVESTMENT   REALIZED       TOTAL          END OF
                          OF PERIOD    INCOME (LOSS)   INVESTMENTS   ACTIVITIES     GAINS    DISTRIBUTIONS      PERIOD
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d).   $       10.00         (0.02)          1.14         1.12          -               -   $       11.12
Year Ended
October 31, 2001 . . .  $       11.12         (0.06)         (6.41)       (6.47)     (0.63)          (0.63)  $        4.02
Year Ended
October 31, 2002 . . .  $        4.02         (0.04)         (1.35)       (1.39)         -               -   $        2.63
Year Ended
October 31, 2003 (e) .  $        2.63         (0.04)          1.27         1.23          -               -   $        3.86

CLASS B SHARES
Period Ended
October 31, 2000 (d) .  $       10.00         (0.06)          1.15         1.09          -               -   $       11.09
Year Ended
October 31, 2001 . . .  $       11.09         (0.09)         (6.40)       (6.49)     (0.63)          (0.63)  $        3.97
Year Ended
October 31, 2002 . . .  $        3.97         (0.07)         (1.32)       (1.39)         -               -   $        2.58
Year Ended
October 31, 2003 (e) .  $        2.58         (0.06)          1.25         1.19          -               -   $        3.77

CLASS C SHARES
Period Ended
October 31, 2001 (f) .  $        5.37         (0.02)         (1.36)       (1.38)         -               -   $        3.99
Year Ended
October 31, 2002 . . .  $        3.99         (0.08)         (1.31)       (1.39)         -               -   $        2.60
Year Ended
October 31, 2003 (e) .  $        2.60         (0.06)          1.25         1.19          -               -   $        3.79

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2000 (d) .  $       10.00         (0.03)          1.15         1.12          -               -   $       11.12
Year Ended
October 31, 2001 . . .  $       11.12         (0.04)         (6.39)       (6.43)     (0.63)          (0.63)  $        4.06
Year Ended
October 31, 2002 . . .  $        4.06         (0.03)         (1.37)       (1.40)         -               -   $        2.66
Year Ended
October 31, 2003 (e) .  $        2.66         (0.04)          1.30         1.26          -               -   $        3.92
--------------------------------------------------------------------------------------------------------------------------

                                                               RATIOS  /  SUPPLEMENTAL  DATA
                      ----------------------------------------------------------------------------------------------------------
                                                                                                   RATIO OF NET
                                                                 RATIO OF NET      RATIO OF         INVESTMENT
                                                     RATIO OF     INVESTMENT       EXPENSES           INCOME
                                       NET ASSETS    EXPENSES    INCOME (LOSS)     (PRIOR TO     (LOSS) (PRIOR TO
                                       AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                           TOTAL         PERIOD         NET           NET         TO AVERAGE        TO AVERAGE       PORTFOLIO
                         RETURN (A)      (000S)       ASSETS        ASSETS      NET ASSETS (B)    NET ASSETS (B)    TURNOVER (C)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
'October 31, 2000 (d).    11.20% (g)  $      4,602    1.73% (h)    (1.07%) (h)        4.43% (h)        (3.77%) (h)       149.08%
Year Ended
October 31, 2001 . . .      (60.93%)  $      2,038        1.73%        (1.05%)            6.38%            (5.70%)       922.33%
Year Ended
October 31, 2002 . . .  (34.58%) (i)  $      1,514        1.69%        (1.37%)            2.56%            (2.24%)       944.01%
Year Ended
October 31, 2003 (e) .        46.77%  $      3,303        1.69%        (1.38%)            2.96%            (2.64%)      1136.72%

CLASS B SHARES
Period Ended
October 31, 2000 (d) .    10.90% (g)  $      2,275    2.33% (h)    (1.69%) (h)        5.18% (h)        (4.54%) (h)       149.08%
Year Ended
October 31, 2001 . . .      (61.30%)  $      1,137        2.33%        (1.66%)            7.21%            (6.54%)       922.33%
Year Ended
October 31, 2002 . . .  (35.01%) (i)  $        780        2.38%        (2.02%)            3.32%            (2.96%)       944.01%
Year Ended
October 31, 2003 (e) .        46.12%  $      1,196        2.40%        (2.07%)            3.73%            (3.40%)      1136.72%

CLASS C SHARES
Period Ended
October 31, 2001 (f) .  (25.70%) (g)  $         29    2.33% (h)    (1.79%) (h)        9.94% (h)        (9.40%) (h)       922.33%
Year Ended
October 31, 2002 . . .  (34.84%) (i)  $         17        2.38%        (1.83%)            3.40%            (2.85%)       944.01%
Year Ended
October 31, 2003 (e) .        45.77%  $         39        2.40%        (2.10%)            3.65%            (3.35%)      1136.72%

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2000 (d) .    11.20% (g)  $      1,854    1.40% (h)    (0.76%) (h)        4.17% (h)        (3.53%) (h)       149.08%
Year Ended
October 31, 2001 . . .      (60.58%)  $        730        1.40%        (0.70%)            5.70%            (5.00%)       922.33%
Year Ended
October 31, 2002 . . .  (34.48%) (i)  $        843        1.41%        (1.37%)            2.08%            (2.04%)       944.01%
Year Ended
October 31, 2003 (e) .        47.37%  $      5,006        1.58%        (1.29%)            2.65%            (2.36%)      1136.72%
--------------------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from June 30, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)  Not  annualized.
(h)  Annualized.
(i) The total returns shown include losses realized on the disposal of investments that were reimbursed by the adviser, which otherwise would have reduced total returns by 0.54%, 0.60%, 0.89%, and 0.38% for Class A, Class B, Class C and Institutional Service Class shares, respectively.
See  notes  to  financial  statements.

24 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

GARTMORE  GLOBAL  UTILITIES  FUND

                                                  INVESTMENT ACTIVITIES                 DISTRIBUTIONS
                      ------------------------------------------------------------------------------------------------------
                                                           NET
                                                      REALIZED AND
                             NET                       UNREALIZED       TOTAL                                       NET
                        ASSET VALUE,        NET           GAINS         FROM          NET                      ASSET VALUE,
                          BEGINNING     INVESTMENT     (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL          END OF
                          OF PERIOD    INCOME (LOSS)   INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS      PERIOD
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2002 (d) .  $       10.00           0.11         (2.85)       (2.74)       (0.06)          (0.06)  $        7.20
Year Ended
October 31, 2003 . . .  $        7.20           0.07          1.06         1.13        (0.05)          (0.05)  $        8.28

CLASS B SHARES
Period Ended
October 31, 2002 (d) .  $       10.00           0.05         (2.84)       (2.79)       (0.03)          (0.03)  $        7.18
Year Ended
October 31, 2003 . . .  $        7.18           0.02          1.05         1.07        (0.03)          (0.03)  $        8.22

CLASS C SHARES
Period Ended
October 31, 2002 (d) .  $       10.00           0.05         (2.84)       (2.79)       (0.03)          (0.03)  $        7.18
Year Ended
October 31, 2003 . . .  $        7.18           0.02          1.05         1.07        (0.03)          (0.03)  $        8.22

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2002 (d) .  $       10.00           0.13         (2.85)       (2.72)       (0.07)          (0.07)  $        7.21
Year Ended
October 31, 2003 . . .  $        7.21           0.09          1.06         1.15        (0.06)          (0.06)  $        8.30
----------------------------------------------------------------------------------------------------------------------------

                                                                 RATIOS / SUPPLEMENTAL DATA
                      ----------------------------------------------------------------------------------------------------------
                                                                                                   RATIO OF NET
                                                                 RATIO OF NET      RATIO OF         INVESTMENT
                                                     RATIO OF     INVESTMENT       EXPENSES           INCOME
                                       NET ASSETS    EXPENSES    INCOME (LOSS)     (PRIOR TO     (LOSS) (PRIOR TO
                                       AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                           TOTAL         PERIOD         NET           NET         TO AVERAGE        TO AVERAGE       PORTFOLIO
                         RETURN (A)      (000S)       ASSETS        ASSETS      NET ASSETS (B)    NET ASSETS (B)    TURNOVER (C)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2002 (d) .  (27.46%) (e)  $        547    1.46% (f)      1.46% (f)        3.96% (f)        (1.04%) (f)       146.88%
Year Ended
October 31, 2003 . . .        15.80%  $        734        1.45%          0.96%            3.06%            (0.65%)       112.34%

CLASS B SHARES
Period Ended
October 31, 2002 (d) .  (27.93%) (e)  $        544    2.18% (f)      0.75% (f)        4.71% (f)        (1.78%) (f)       146.88%
Year Ended
October 31, 2003 . . .        14.92%  $        625        2.20%          0.25%            3.89%            (1.44%)       112.34%

CLASS C SHARES
Period Ended
October 31, 2002 (d) .  (27.93%) (e)  $        541    2.18% (f)      0.75% (f)        4.71% (f)        (1.78%) (f)       146.88%
Year Ended
October 31, 2003 . . .        14.92%  $        623        2.20%          0.25%            3.89%            (1.44%)       112.34%

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2002 (d) .  (27.27%) (e)  $        545    1.20% (f)      1.72% (f)        3.71% (f)        (0.79%) (f)       146.88%
Year Ended
October 31, 2003 . . .        16.10%  $        633        1.20%          1.25%            2.89%            (0.44%)       112.34%
--------------------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(e)  Not  annualized.
(f)  Annualized.
See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 25
--------------------------------------------------------------------------------

LEADERSHIP  Series

GARTMORE  NATIONWIDE  LEADERS  FUND

Class  A  Shares  symbol:  GULAX
Class  B  Shares  symbol:  GULBX
Class  C  Shares  symbol:  GULCX
Class  R  Shares  symbol:  GNLRX
Institutional  Service  Class  symbol:  GULIX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund outperformed, returning 20.97%* versus 20.81% for its benchmark, the S&P 500 Index.

For broader comparison, the average return for this Fund's peer category (Multi-Cap Core Funds) was 23.77%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

Stronger economic growth and robust corporate profits drove a market rebound that resulted in seven out of 10 major economic sectors posting double-digit returns. The best-performing sectors were the more cyclical ones, such as information technology and materials; the worst performers were telecommunications services and the health-care sector, the latter of which is more defensive and lagged the other sectors during the market's rebound.

Stock selection within the industrials and health-care sectors brought particularly strong performance, but an underweight position in information technology as well as stock selection within the financial sector hurt performance. Health-care stocks such as St. Jude Medical, Inc. and Boston Scientific Inc. returned 39% and 50%, respectively. Industrial stocks such as JetBlue Airways Corp. and J.B. Hunt Transport Services, Inc., returned 55% and 33%, respectively. The Fund's financial stocks lagged those in the Index because of an overweight position in Fannie Mae (the government-sponsored enterprise that makes mortgages affordable), which returned only 6% versus an Index average return of 23%.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

The Fund's top holdings included Intel Corp. (6%), Royal Caribbean Cruises Ltd. (5%) and J.B. Hunt Transport Services (5%). Intel, a leading manufacturer of semiconductor chips, returned 91% during the period, in part due to increased demand for notebooks and desktop processors. Royal Caribbean Cruises, the world's second-largest cruise line, returned 62% because of increased bookings and better pricing. J.B. Hunt Transport Services, the logistics company, gained as the demand for its services increased along with the improving economy.

Purchases by the Fund during the period included JetBlue Airways, the low-cost air carrier; Symantec Corp., a network security provider; and Citigroup, Inc., a diversified financial services firm. Sales by the Fund included reductions in JetBlue Airways and St. Jude Medical. EcoLab Inc. was sold for better opportunities within the industrial sector. Stocks such as Inco Ltd. and Alcoa Inc. were added to the portfolio because these companies have greater cyclical exposure to a recovering economy.

HOW  IS  THE  FUND  POSITIONED?

The economic recovery is likely to endure, and corporate profit growth rates are expected to continue their expansion because of productivity gains and replacement spending on technology. Because a great deal of the good economic news is most likely already reflected in stock prices, the Fund is searching for companies with reasonable price levels and solid earnings growth.

PORTFOLIO  MANAGER:  Simon  Melluish

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $3,465,883
OCTOBER  31,  2003

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                                        1 YR.   INCEPTION1
-----------------------------------------------------------
Class A. . . . . . . . . . .  w/o SC2   20.97%        7.00%
                              w/SC3     13.98%        3.60%
-----------------------------------------------------------
Class B. . . . . . . . . . .  w/o SC2   20.08%        6.16%
                              w/SC4     15.08%        4.08%
-----------------------------------------------------------
Class C. . . . . . . . . . .  w/o SC2   20.08%        6.16%
                              w/SC5     17.95%        5.60%
-----------------------------------------------------------
Class R6,7                              20.18%        6.22%
-----------------------------------------------------------
Institutional Service Class6            21.10%        7.13%
-----------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  December  28,  2001.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5    A  1.00%  front-end  sales  charge  was  deducted. A CDSC of 1.00% was also deducted because it is charged when you sell Class C shares within the first year after purchase.
6    Not  subject  to  any  sales  charges.
7 These returns until the creation of Class R shares (10/1/03) include the performance of the Fund's Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

DATE        CLASS A  S&P 500   CPI
------------------------------------
12/28/2001    9,425   10,000  10,000
10/31/2002    8,822    7,816  10,260
10/31/2003   10,672    9,442  10,518

Comparative performance of $10,000 invested in Class A shares of the Gartmore Nationwide Leaders Fund, S&P 500 Index (S&P 500)(a) and the Consumer Price Index
(CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S.
     companies  have  performed.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

26 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  NATIONWIDE  LEADERS  FUND

COMMON  STOCKS  (94.7%)

                                           SHARES OR
                                        PRINCIPAL AMOUNT    VALUE
--------------------------------------------------------------------

BEVERAGES (3.8%)
PepsiCo, Inc.. . . . . . . . . . . . .             2,720  $  130,070
                                                          ----------

--------------------------------------------------------------------
BUILDING (4.5%)
Lennar Corp. . . . . . . . . . . . . .             1,680     154,308
                                                          ----------

--------------------------------------------------------------------
CABLE TELEVISION (4.7%)
EchoStar Communications Corp. (b). . .             4,240     162,477
                                                          ----------

--------------------------------------------------------------------
CHEMICALS (2.4%)
Air Products & Chemicals, Inc. . . . .             1,820      82,646
                                                          ----------

--------------------------------------------------------------------
COMPUTERS (2.1%)
Seagate Technology . . . . . . . . . .             3,165      72,732
                                                          ----------

--------------------------------------------------------------------
DRUGS (9.2%)
ICN Pharmaceuticals, Inc.. . . . . . .             3,507      67,720
Mylan Laboratories, Inc. . . . . . . .             4,400     106,260
Pfizer, Inc. . . . . . . . . . . . . .             4,512     142,579
                                                          ----------
                                                             316,559
                                                          ----------

--------------------------------------------------------------------
FINANCIAL SERVICES (10.4%)
Citigroup, Inc.. . . . . . . . . . . .             2,749     130,303
Goldman Sachs Group, Inc.. . . . . . .             1,520     142,728
Lehman Brothers Holdings, Inc. . . . .             1,240      89,280
                                                          ----------
                                                             362,311
                                                          ----------

--------------------------------------------------------------------
LEISURE (5.1%)
Royal Caribbean Cruises Ltd. . . . . .             5,980     177,666
                                                          ----------

--------------------------------------------------------------------
MEDICAL PRODUCTS (1.6%)
Amgen, Inc. (b). . . . . . . . . . . .               917      56,634
                                                          ----------

--------------------------------------------------------------------
METALS (7.0%)
Alcoa, Inc.. . . . . . . . . . . . . .             3,443     108,696
Inco Ltd. (b). . . . . . . . . . . . .             3,996     132,667
                                                          ----------
                                                             241,363
                                                          ----------

--------------------------------------------------------------------
NETWORKING (2.0%)
Foundry Networks, Inc. (b) . . . . . .             2,960      68,850
                                                          ----------

--------------------------------------------------------------------
OIL & GAS (5.7%)
Apache Corp. . . . . . . . . . . . . .             1,920     133,863
BJ Services Co. (b). . . . . . . . . .             1,887      61,912
                                                          ----------
                                                             195,775
                                                          ----------

--------------------------------------------------------------------
RESTAURANTS (2.1%)
McDonald's Corp. . . . . . . . . . . .             2,836      70,928
                                                          ----------

--------------------------------------------------------------------
RETAIL (8.1%)
Lowe's Companies, Inc. . . . . . . . .             1,609      94,818
RedEnvelope, Inc. (b). . . . . . . . .             2,850      38,019
Wal-Mart Stores, Inc.. . . . . . . . .             2,520     148,554
                                                          ----------
                                                             281,391
                                                          ----------

--------------------------------------------------------------------
SEMICONDUCTORS (12.2%)
Applied Materials, Inc. (b). . . . . .             5,280     123,394
Intel Corp.. . . . . . . . . . . . . .             6,480     214,163
Micron Technology, Inc. (b). . . . . .             6,000      86,040
                                                          ----------
                                                             423,597
                                                          ----------

--------------------------------------------------------------------
SOFTWARE (3.1%)
Symantec Corp. (b) . . . . . . . . . .             1,600     106,640
                                                          ----------

--------------------------------------------------------------------
TELECOMMUNICATIONS (3.1%)
Avaya, Inc. (b). . . . . . . . . . . .             8,260     106,884
                                                          ----------

--------------------------------------------------------------------
TRANSPORTATION (7.6%)
Canadian National Railway Co.. . . . .             1,760     105,952
Hunt (JB) Transport Services, Inc. (b)             6,194     157,204
                                                          ----------
                                                             263,156
                                                          ----------

TOTAL COMMON STOCK                                         3,273,987
                                                          ----------

REPURCHASE  AGREEMENTS  (5.6%)

CS First Boston, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $96,672
(Fully collateralized by
AA Rated Corporate Bonds). . . . . . . . . . . .  $96,664      96,664
Lehman Brothers, Inc., 0.94% dated 10/31/03,
due 11/03/03, repurchase price $17,902
(Fully collateralized by U.S. Agency Securities)   17,901      17,901
Nomura Securities, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $77,337
(Fully collateralized by
AA Rated Corporate Bonds). . . . . . . . . . . .   77,331      77,331
                                                           -----------

TOTAL REPURCHASE AGREEMENTS                                   191,896
                                                           -----------

TOTAL INVESTMENTS (COST $3,093,379) - 100.3%                3,465,883

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%                (10,814)
                                                           -----------

NET ASSETS - 100.0%                                        $3,455,069
                                                           -----------
                                                           -----------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

                                                           2003 ANNUAL REPORT 27
--------------------------------------------------------------------------------

LEADERSHIP  Series

GARTMORE  U.S.  GROWTH  LEADERS  FUND

Class  A  Shares  symbol:  GXXAX
Class  B  Shares  symbol:  GXXBX
Class  C  Shares  symbol:  GXXCX
Class  R  Shares  symbol:  GGLRX
Institutional  Service  Class  symbol:  GXXIX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund significantly outperformed, returning 49.73%* versus 20.81% for its benchmark, the S&P 500 Index.

For broader comparison, the average return for this Fund's peer category (Multi-Cap Growth Funds) was 28.28%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

An annual period that began with investor concerns about corporate accounting scandals and the effects of war on the economy ended in an economic and market recovery. Corporate earnings steadily improved, and the period was capped off by the strongest quarterly GDP figures that the U.S. economy has enjoyed in nearly 20 years.

The Fund benefited significantly both from strong stock selection and allocation decisions. Higher-beta areas, such as technology, tend to perform best during times of market recovery. Accordingly, the Fund's large overweight in this sector substantially boosted returns. The Fund's consumer discretionary holdings also added to its performance. The specialty retail and the hotel, restaurant and leisure industries together contributed the most in this sector.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

The Fund's top holdings included consumer discretionary companies Lowe's Cos., Inc. and Applebee's International, Inc., both of which added to Fund returns. Lowe's, for example, increased market share over that of its rivals in a very competitive environment. Restaurant chain Applebee's reported an increase in same-store sales, boosting revenue and earnings figures. National Semiconductor Corp., another top holding, was the largest contributor to Fund returns.
National Semiconductor positively revised its earnings estimates during the period, and its stock traded at a discount relative to its peer group.

The Fund purchased shares of credit-card company Capital One Financial Corp., which improved its loss ratio (due to bad debt) and benefited from increasing loan activity. The Fund sold shares of JetBlue Airways Corp. because Jet Blue's stock had reached the Fund's internal price target.

HOW  IS  THE  FUND  POSITIONED?

We anticipate global economic growth to continue to improve during the remainder of 2003, resulting in stronger corporate profits. With this scenario in view, the Fund remains positioned to capture the benefits of a market recovery.

The Fund is focused primarily on cyclical stocks (those that generally perform better in times of recovery) such as those within the information technology and industrial sectors. The information technology sector in particular tends to be most positively affected by a strong economy. While consumer demand for technology products has helped the sector recently, better earnings are expected from this area as well as an uptick in capital spending from larger corporations as the economy continues to improve. In general, the Fund will continue to strive for outperformance primarily through stock selection.

PORTFOLIO  MANAGER:  Christopher  Baggini,  CFA  and  Aaron  Harris

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $19,502,900
OCTOBER  31,  2003

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

28 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                                        1 YR.   INCEPTION1
-----------------------------------------------------------
Class A. . . . . . . . . . .  w/o SC2   49.73%       -4.38%
                              w/SC3     41.24%       -6.06%
-----------------------------------------------------------
Class B. . . . . . . . . . .  w/o SC2   48.70%       -5.04%
                              w/SC4     43.70%       -5.86%
-----------------------------------------------------------
Class C5 . . . . . . . . . .  w/o SC2   48.53%       -4.86%
                              w/SC6     46.19%       -5.15%
-----------------------------------------------------------
Class R7,8                              48.89%       -5.00%
-----------------------------------------------------------
Institutional Service Class7            50.00%       -4.07%
-----------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  June  30,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns until the creation of Class C shares (3/1/01) include the performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.
8 These returns until the creation of Class R shares (10/1/03) include the performance of the Fund's Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

DATE        CLASS A  S&P 500   CPI
------------------------------------
6/30/2000.    9,425   10,000  10,000
10/31/2000   10,971    9,861  10,099
10/31/2001    5,945    7,405  10,313
10/31/2002    5,422    6,287  10,522
10/31/2003    8,118    7,595  10,787

Comparative performance of $10,000 invested in Class A shares of the Gartmore U.S. Growth Leaders Fund, S&P 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S.
     companies  have  performed.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

                                                           ANNUAL REPORT 2003 29
--------------------------------------------------------------------------------

LEADERSHIP Series

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  U.S.  GROWTH  LEADERS  FUND

COMMON  STOCKS  (94.5%)

                                            SHARES OR
                                        PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------

AEROSPACE/DEFENSE (2.9%)
United Technologies Corp.. . . . . . .              6,500  $   550,485
                                                           ------------

-----------------------------------------------------------------------
BANKS (3.4%)
Wachovia Corp. . . . . . . . . . . . .             14,000      642,180
                                                           ------------

-----------------------------------------------------------------------
BEVERAGES/SOFT DRINK (2.9%)
PepsiCo, Inc.. . . . . . . . . . . . .             11,400      545,148
                                                           ------------

-----------------------------------------------------------------------
BROADCAST MEDIA/CABLE TELEVISION (3.0%)
Comcast Corp., Class A (b) . . . . . .             17,000      576,640
                                                           ------------

-----------------------------------------------------------------------
COMPUTER EQUIPMENT (5.7%)
Cisco Systems, Inc. (b). . . . . . . .             29,000      608,420
Seagate Technology . . . . . . . . . .             20,600      473,388
                                                           ------------
                                                             1,081,808
                                                           ------------

-----------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES (14.3%)
SAP AG ADR . . . . . . . . . . . . . .             17,100      624,834
Symantec Corp. (b) . . . . . . . . . .             11,430      761,809
VERITAS Software Corp. (b) . . . . . .             19,780      715,047
Yahoo!, Inc. (b) . . . . . . . . . . .             13,300      581,210
                                                           ------------
                                                             2,682,900
                                                           ------------

-----------------------------------------------------------------------
DRUGS (6.6%)
Forest Laboratories, Inc., Class A (b)             13,350      667,634
Wyeth. . . . . . . . . . . . . . . . .             13,300      587,062
                                                           ------------
                                                             1,254,696
                                                           ------------

-----------------------------------------------------------------------
FINANCIAL/MISCELLANEOUS (3.8%)
New York Community Bancorp, Inc. . . .             19,840      718,208
                                                           ------------

-----------------------------------------------------------------------
FINANCIAL SERVICES (7.3%)
Capital One Financial Corp.. . . . . .             10,300      626,240
Merrill Lynch & Co., Inc.. . . . . . .             12,820      758,944
                                                           ------------
                                                             1,385,184
                                                           ------------

-----------------------------------------------------------------------
HEALTHCARE (3.1%)
Amgen, Inc. (b). . . . . . . . . . . .              9,570      591,043
                                                           ------------

-----------------------------------------------------------------------
INSTRUMENTS (3.8%)
Guidant Corp.. . . . . . . . . . . . .             14,050      716,691
                                                           ------------

-----------------------------------------------------------------------
MACHINERY (3.1%)
Deere & Co.. . . . . . . . . . . . . .              9,650      584,983
                                                           ------------

-----------------------------------------------------------------------
RESTAURANTS (3.3%)
Applebee's International, Inc. . . . .             16,700      626,417
                                                           ------------

-----------------------------------------------------------------------
RETAIL (11.6%)
Best Buy Co., Inc. (b) . . . . . . . .             12,650      737,621
Lowe's Companies, Inc. . . . . . . . .             12,350      727,785
RedEnvelope, Inc. (b). . . . . . . . .             21,070      281,074
Staples, Inc. (b). . . . . . . . . . .             16,580      444,676
                                                           ------------
                                                             2,191,156
                                                           ------------

-----------------------------------------------------------------------
SEMICONDUCTORS (14.2%)
Broadcom Corp., Class A (b). . . . . .             21,110      674,465
Intel Corp.. . . . . . . . . . . . . .             18,700      618,035
Lam Research Corp. (b) . . . . . . . .             21,400      615,036
National Semiconductor Corp. (b) . . .             19,000      771,969
                                                           ------------
                                                             2,679,505
                                                           ------------

-----------------------------------------------------------------------
TELECOMMUNICATIONS (5.5%)
Avaya, Inc. (b). . . . . . . . . . . .             28,840      373,190
Nextel Communications, Inc. (b). . . .             27,610      668,162
                                                           ------------
                                                             1,041,352
                                                           ------------

TOTAL COMMON STOCK                                          17,868,396
                                                           ------------

REPURCHASE AGREEMENTS (8.6%)

CS First Boston, 0.94%, dated
10/31/03, due 11/03/03, repurchase
price $823,416 (Fully collateralized
by AA Rated Corporate Bonds) . . . . .  $         823,351      823,351
Lehman Brothers, Inc., 0.94% dated
10/31/03, due 11/3/03, repurchase
price $152,484 (Fully collateralized
by U.S. Agency Securities) . . . . . .            152,472      152,472
Nomura Securities, 0.94%, dated
10/31/03, due 11/03/03, repurchase
price $658,733 (Fully collateralized
by AA Rated Corporate Bonds). . . . .             658,681      658,681
                                                           ------------

TOTAL REPURCHASE AGREEMENTS                                  1,634,504
                                                           ------------

TOTAL INVESTMENTS COST $17,927,557) (A) - 103.1%            19,502,900

LIABILITIES IN EXCESS OF OTHER ASSETS                         (594,966)
                                                           ------------

NET ASSETS - 100.0%                                        $18,907,934
                                                           ------------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.

ADR  American  Depositary  Receipt

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

30 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

Leadership  Series

GARTMORE  WORLDWIDE  LEADERS  FUND

Class  A  Shares  symbol:  GLLAX
Class  B  Shares  symbol:  GLLBX
Class  C  Shares  symbol:  GLLCX
Class  R  Shares  symbol:  GWLRX
Institutional  Service  Class  symbol:  GLLSX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund outperformed, returning 27.45%* versus 24.31% for its benchmark, the Morgan Stanley Capital International (MSCI) World Index.

For broader comparison, the average return for this Fund's peer category (Global Funds) was 23.59%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

Robust global economic data, especially in the United States, China and Japan, as well as surprisingly strong profit growth from many countries, drove a global equity market rally during the second half of the period.

The rally was broad-based and included participation around the globe; all major countries within the benchmark posted positive returns. Top country contributors in the Index (based on their weighting and returns) included the United States, Japan, and the United Kingdom. The best-performing sectors were the more cyclical ones: information technology, materials, financials and industrials.

The Fund's stock selection within the United States and Japan primarily drove performance during the period. In the United States, stocks such as The Home Depot, Inc., a home-improvement retailer; St. Jude Medical, Inc., a cardiac medical device manufacturer; and JetBlue Airways Corp., a low-cost air carrier drove performance. In Japan, stocks such as UFJ Holdings, Inc.; AU Optronics
Corp.;  and  Matsui  Securities  Co.  Ltd.  each  returned  more  than  100%.

The Fund's consumer staples holdings detracted from Fund performance because these more defensive stocks failed to keep pace with those stocks that are more sensitive to a recovery.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

As of Oct. 31, 2003, top holdings included General Electric Co., an industrial conglomerate; Pfizer Inc., the world's largest pharmaceutical firm; and The Home Depot, Inc.

New purchases by the Fund included U.S. stocks that should benefit from an improving economy, such as The Home Depot, General Electric and The Goldman Sachs Group, Inc. Sales included profit-taking in St. Jude Medical as well as Persimmon plc, the U.K. homebuilder. The Fund also sold Deutsche Telekom AG, based on Germany's stalled economy.

HOW  IS  THE  FUND  POSITIONED?

Some markets have begun to raise interest rates, including Australia and the United Kingdom. Thus, the global market is undergoing a change from an environment of super-low interest rates to one in which interest rates eventually will return to normal levels. Earnings and valuations, rather than speculation, therefore, will be key to share price appreciation. The Fund will continue to position its portfolio for an economic recovery with overweightings in cyclical industries such as technology, industrials and materials. The Fund's country allocations include an overweight position in Asian markets because of strong domestic demand and a new tech product cycle that is taking place in that region. The Fund is underweight in U.S. equities because most of these equities are expensive as compared to their counterparts in other markets.

PORTFOLIO  MANAGER:  Gartmore  Global  Partners  -  Subadviser

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $37,877,037
OCTOBER  31,  2003

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

                                                           2003 ANNUAL REPORT 31
--------------------------------------------------------------------------------

LEADERSHIP  Series

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                                         1 YR.   INCEPTION1
------------------------------------------------------------
Class A. . . . . . . . . . .  w/o SC2    27.45%      -10.60%
                              w/SC3      20.03%      -12.26%
------------------------------------------------------------
Class B. . . . . . . . . . .  w/o SC2    26.62%      -11.25%
                              w/SC4      21.62%      -12.10%
------------------------------------------------------------
Class C5 . . . . . . . . . .  w/o SC2    26.65%      -11.09%
                              w/SC6      24.51%      -11.37%
------------------------------------------------------------
Class R7,8                               26.80%      -11.21%
------------------------------------------------------------
Institutional Service Class7             27.80%      -10.32%
------------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  August  30,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns until the creation of Class C shares (3/1/01) include the performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.
8 These returns until the creation of Class R shares (10/1/03) include the performance of the Fund's Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

DATE        CLASS A  MSCI WORLD   CPI
---------------------------------------
8/30/2000.    9,425      10,000  10,000
10/31/2000    8,596       9,312  10,069
10/31/2001    5,900       6,962  10,284
10/31/2002    5,184       5,952  10,492
10/31/2003    6,607       7,400  10,755

Comparative performance of $10,000 invested in Class A shares of the Gartmore Worldwide Leaders Fund, the Morgan Stanley Capital International World Index (MSCI World)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The MSCI World- an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia and the Far East- gives a broad look at how the stock prices of these companies have performed.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

32 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  WORLDWIDE  LEADERS  FUND

COMMON  STOCKS  (99.5%)

                                                    SHARES OR
                                                 PRINCIPAL AMOUNT    VALUE
-----------------------------------------------------------------------------

AUSTRALIA (5.5%)

DIVERSIFIED OPERATIONS (2.5%)
Brambles Industries Ltd.. . . . . . . . . . . .           274,000  $  907,926
                                                                   ----------

MULTIMEDIA (3.0%)
News Corp. Ltd. (The) ADR . . . . . . . . . . .            30,900   1,101,585
                                                                   ----------
                                                                    2,009,511
                                                                   ----------

-----------------------------------------------------------------------------
CANADA (2.2%)

TRANSPORTATION (2.2%)
Canadian National Railway Co. . . . . . . . . .            13,500     811,710
                                                                   ----------

-----------------------------------------------------------------------------
FINLAND (3.1%)

OIL & GAS (3.1%)
Fortum Oyj. . . . . . . . . . . . . . . . . . .           121,400   1,119,141
                                                                   ----------

-----------------------------------------------------------------------------
JAPAN (23.7%)

AUTOMOTIVE (3.0%)
Nissan Motor Co. Ltd. . . . . . . . . . . . . .            96,800   1,084,801
                                                                   ----------

ELECTRONICS (2.3%)
Sony Corp.. . . . . . . . . . . . . . . . . . .            24,200     843,098
                                                                   ----------

FINANCIAL SERVICES (10.4%)
Mitsubishi Tokyo Financial Group, Inc.. . . . .               115     826,397
Nomura Holdings, Inc. . . . . . . . . . . . . .            62,000   1,064,774
Orix Corp.. . . . . . . . . . . . . . . . . . .            11,200     942,375
UFJ Holdings, Inc.. . . . . . . . . . . . . . .               223     953,382
                                                                   ----------
                                                                    3,786,928
                                                                   ----------

OFFICE AUTOMATION & EQUIPMENT (2.8%)
Canon, Inc. . . . . . . . . . . . . . . . . . .            21,000   1,016,237
                                                                   ----------

SEMICONDUCTORS (3.1%)
NEC Electronics Corp. (b) . . . . . . . . . . .            14,600   1,123,537
                                                                   ----------

STEEL (2.1%)
Nippon Steel Corp.. . . . . . . . . . . . . . .           373,000     766,799
                                                                   ----------
                                                                    8,621,400
                                                                   ----------

-----------------------------------------------------------------------------
NETHERLANDS (4.1%)

BANKING (4.1%)
ABN AMRO Holding NV . . . . . . . . . . . . . .            70,700   1,483,507
                                                                   ----------

-----------------------------------------------------------------------------
SOUTH KOREA (2.6%)

ELECTRONICS (2.6%)
Samsung Electronics Co. Ltd.. . . . . . . . . .             2,360     937,220
                                                                   ----------

-----------------------------------------------------------------------------
TAIWAN (4.1%)

ELECTRONICS (1.6%)
AU Optronics Corp. ADR. . . . . . . . . . . . .            42,805     581,292
                                                                   ----------

SEMICONDUCTORS (2.5%)
Taiwan Semiconductor Manufacturing Co. Ltd. (b)           464,000     915,026
                                                                   ----------
                                                                    1,496,318
                                                                   ----------

-----------------------------------------------------------------------------
UNITED KINGDOM (8.2%)

BUILDING & CONSTRUCTION (2.8%)
George Wimpey PLC . . . . . . . . . . . . . . .           185,600   1,029,899
                                                                   ----------

TELECOMMUNICATION EQUIPMENT (2.1%)
Marconi Corp. PLC (b) . . . . . . . . . . . . .            84,400     781,995
                                                                   ----------

TELEVISION (3.3%)
Granada PLC . . . . . . . . . . . . . . . . . .           580,900   1,155,802
                                                                   ----------
                                                                    2,967,696
                                                                   ----------

-----------------------------------------------------------------------------
UNITED STATES (46.0%)

AIRLINES (2.0%)
AMR Corp. (b) . . . . . . . . . . . . . . . . .            55,600     738,368
                                                                   ----------

AUTOMOTIVE (2.0%)
Lear Corp. (b). . . . . . . . . . . . . . . . .            12,700     737,743
                                                                   ----------

BANKING (4.1%)
New York Community Bancorp, Inc.. . . . . . . .            41,400   1,498,680
                                                                   ----------

CABLE TELEVISION (3.4%)
Comcast Corp., Class A (b). . . . . . . . . . .            36,300   1,231,296
                                                                   ----------

COMPUTERS (1.9%)
Apple Computer, Inc. (b). . . . . . . . . . . .            30,400     695,856
                                                                   ----------

FINANCE SERVICES (5.3%)
Goldman Sachs Group, Inc. . . . . . . . . . . .            20,700   1,943,730
                                                                   ----------

INDUSTRIAL SERVICES (3.3%)
Rockwell Automation, Inc. . . . . . . . . . . .            38,300   1,189,215
                                                                   ----------

INSURANCE (2.7%)
UnumProvident Corp. . . . . . . . . . . . . . .            59,700     977,289
                                                                   ----------

MANUFACTURING (5.1%)
General Electric Co.. . . . . . . . . . . . . .            63,700   1,847,937
                                                                   ----------

OIL & GAS (4.5%)
Apache Corp.. . . . . . . . . . . . . . . . . .            23,400   1,631,448
                                                                   ----------

PHARMACEUTICALS (4.1%)
Pfizer, Inc.. . . . . . . . . . . . . . . . . .            47,700   1,507,320
                                                                   ----------

                                                           2003 ANNUAL REPORT 33
--------------------------------------------------------------------------------

LEADERSHIP Series

October  31,  2003

GARTMORE  WORLDWIDE  LEADERS  FUND  (Continued)

COMMON  STOCKS  (CONTINUED)

                                                       SHARES OR
                                                   PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------
UNITED STATES (continued)

RETAIL (7.6%)
Home Depot, Inc. (The). . . . . . . . . . . . . .             40,700  $ 1,508,749
Wal-Mart Stores, Inc. . . . . . . . . . . . . . .             21,800    1,285,110
                                                                      ------------
                                                                        2,793,859
                                                                      ------------
                                                                       16,792,741
                                                                      ------------

TOTAL COMMON STOCKS                                                    36,239,244
                                                                      ------------

REPURCHASE AGREEMENTS (4.5%)

CS First Boston, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $825,072
(Fully collateralized by
AA Rated Corporate Bonds) . . . . . . . . . . . .  $         825,008      825,008
Lehman Brothers, Inc., 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $152,791
(Fully collateralized by
U.S. Agency Securities) . . . . . . . . . . . . .            152,779      152,779
Nomura Securities, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $660,058
(Fully collateralized by
AA Rated Corporate Bonds),. . . . . . . . . . . .            660,006      660,006
                                                                      ------------

TOTAL REPURCHASE AGREEMENTS                                             1,637,793
                                                                      ------------

TOTAL INVESTMENTS (COST $36,011,479) (A) - 104.0%                      37,877,037

LIABILITIES IN EXCESS OF OTHER ASSETS - (4.0)%                         (1,472,718)
                                                                      ------------

NET ASSETS - 100.0%                                                   $36,404,319
                                                                      ------------
                                                                      ------------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.

ADR  American  Depositary  Receipt

At  October  31,  2003,  the  Fund's forward currency contracts were as follows:

                                                                 UNREALIZED
                        DELIVERY    CONTRACT                    APPRECIATION
CURRENCY                  DATE       VALUE      MARKET VALUE   (DEPRECIATION)
------------------------------------------------------------------------------
SHORT CONTRACTS:
Euro. . . . . . . . .    11/03/03  $  684,695  $     677,457   $        7,238
Hong Kong Dollar. . .    11/04/03     508,004        508,142             (138)
Japanese Yen. . . . .    11/05/03     517,467        508,925            8,542
                                   -------------------------------------------
TOTAL SHORT CONTRACTS              $1,710,166  $   1,694,524   $       15,642
                                   -------------------------------------------
                                   -------------------------------------------
LONG CONTRACTS:
Japanese Yen. . . . .    11/04/03  $2,059,588  $   2,021,984   $      (37,604)
Japanese Yen. . . . .    11/06/03     361,331        359,783           (1,548)
                                   -------------------------------------------
TOTAL LONG CONTRACTS.              $2,420,919  $   2,381,767   $      (39,152)
                                   -------------------------------------------
                                   -------------------------------------------

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

34 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENTS  OF  ASSETS  AND  LIABILITIES
October  31,  2003

                                                                      GARTMORE              GARTMORE              GARTMORE
                                                                 NATIONWIDE LEADERS    U.S. GROWTH LEADERS    WORLDWIDE LEADERS
                                                                        FUND                  FUND                  FUND
                                                              ------------------------------------------------------------------
ASSETS:
Investments, at value (cost $2,901,483; $16,293,053
and $34,373,686; respectively). . . . . . . . . . . . . . . .   $         3,273,987   $         17,868,396   $       36,239,244
Repurchase agreements, at cost . . . . . . . . . . . . . . . .              191,896              1,634,504            1,637,793
                                                              ------------------------------------------------------------------
Total Investments. . . . . . . . . . . . . . . . . . . . . . .            3,465,883             19,502,900           37,877,037
                                                              ------------------------------------------------------------------
Foreign currency, at value (cost $0; $0 and $132,619;
respectively). . . . . . . . . . . . . . . . . . . . . . . . .                    -                      -              132,646
Interest and dividends receivable. . . . . . . . . . . . . . .                2,018                  5,841               29,808
Receivable for capital shares issued . . . . . . . . . . . . .                    -                 72,059                    -
Receivable for investments sold. . . . . . . . . . . . . . . .              172,515                987,796            3,323,845
Unrealized appreciation on forward foreign currency contracts.                    -                      -               15,780
Reclaims receivable. . . . . . . . . . . . . . . . . . . . . .                    -                      -               15,579
Prepaid expenses and other assets. . . . . . . . . . . . . . .               17,599                 25,059               25,792
                                                              ------------------------------------------------------------------
Total Assets . . . . . . . . . . . . . . . . . . . . . . . . .            3,658,015             20,593,655           41,420,487
                                                              ------------------------------------------------------------------
LIABILITIES:
Payable to adviser . . . . . . . . . . . . . . . . . . . . . .               14,370                    733               10,719
Payable for investments purchased. . . . . . . . . . . . . . .              183,324              1,659,931            4,821,639
Unrealized depreciation on forward foreign currency contracts.                    -                      -               39,290
Accrued expenses and other payables
Investment advisory fees . . . . . . . . . . . . . . . . . . .                2,531                 12,583               30,601
Fund administration and transfer agent fees. . . . . . . . . .                1,066                  3,636               55,315
Distribution fees. . . . . . . . . . . . . . . . . . . . . . .                  863                  4,357                7,489
Administrative servicing fees. . . . . . . . . . . . . . . . .                  169                  1,873                8,177
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  623                  2,608               42,938
                                                              ------------------------------------------------------------------
Total Liabilities. . . . . . . . . . . . . . . . . . . . . . .              202,946              1,685,721            5,016,168
                                                              ------------------------------------------------------------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . .  $         3,455,069   $         18,907,934   $       36,404,319
                                                              ------------------------------------------------------------------
                                                              ------------------------------------------------------------------
REPRESENTED BY:
Capital. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $         3,207,174   $         17,636,918   $      113,532,124
Accumulated net investment income (loss) . . . . . . . . . . .                    2                      1               23,372
Accumulated net realized gains (losses) from
investment and foreign currency transactions . . . . . . . . .             (124,611)              (304,328)         (79,019,782)
Net unrealized appreciation (depreciation) on
investments and translation of assets and
liabilities denominated in foreign currencies. . . . . . . . .              372,504              1,575,343            1,868,605
                                                              ------------------------------------------------------------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . .  $         3,455,069   $         18,907,934   $       36,404,319
                                                              ------------------------------------------------------------------
                                                              ------------------------------------------------------------------

See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 35
--------------------------------------------------------------------------------

LEADERSHIP  Series

October  31,  2003

                                                       GARTMORE              GARTMORE              GARTMORE
                                                  NATIONWIDE LEADERS    U.S. GROWTH LEADERS    WORLDWIDE LEADERS
                                                         FUND                  FUND                  FUND
                                               ------------------------------------------------------------------
NET ASSETS:
Class A Shares. . . . . . . . . . . . . . . . .  $         1,350,946   $          8,714,400   $       34,888,940
Class B Shares. . . . . . . . . . . . . . . . .              350,093              2,022,890               95,883
Class C Shares. . . . . . . . . . . . . . . . .              357,992              1,606,488               18,927
Class R Shares. . . . . . . . . . . . . . . . .                1,027                  1,073                1,047
Institutional Services Class Shares . . . . . .            1,395,011              6,563,083            1,399,522
                                               ------------------------------------------------------------------
Total . . . . . . . . . . . . . . . . . . . . .  $         3,455,069   $         18,907,934   $       36,404,319
                                               ------------------------------------------------------------------
                                               ------------------------------------------------------------------
SHARES OUTSTANDING
(unlimited number of shares authorized):
Class A Shares. . . . . . . . . . . . . . . . .              118,526              1,059,914            4,977,713
Class B Shares. . . . . . . . . . . . . . . . .               31,053                251,888               13,988
Class C Shares. . . . . . . . . . . . . . . . .               31,757                198,803                2,748
Class R Shares. . . . . . . . . . . . . . . . .                   91                    134                  153
Institutional Services Class Shares . . . . . .              122,205                789,770              197,686
                                               ------------------------------------------------------------------
Total . . . . . . . . . . . . . . . . . . . . .              303,632              2,300,509            5,192,288
                                               ------------------------------------------------------------------
                                               ------------------------------------------------------------------
NET ASSET VALUE:
Class A Shares. . . . . . . . . . . . . . . . .  $             11.40   $               8.22   $             7.01
Class B Shares (a). . . . . . . . . . . . . . .  $             11.27   $               8.03   $             6.85
Class C Shares (b). . . . . . . . . . . . . . .  $             11.27   $               8.08   $             6.89
Class R Shares. . . . . . . . . . . . . . . . .  $             11.28   $               8.04   $             6.86
Institutional Services Class Shares . . . . . .  $             11.42   $               8.31   $             7.08

MAXIMUM OFFERING PRICE PER SHARE
(100%/(100% - maximum sales charge) of
net asset value adjusted to the nearest cent):
Class A Shares. . . . . . . . . . . . . . . . .  $             12.10   $               8.72   $             7.44
Class C Shares. . . . . . . . . . . . . . . . .  $             11.38   $               8.16   $             6.96
                                               ------------------------------------------------------------------
Maximum Sales Charge -Class A Shares. . . . . .                 5.75%                  5.75%                5.75%
                                               ------------------------------------------------------------------
                                               ------------------------------------------------------------------
Maximum Sales Charge -Class C Shares. . . . . .                 1.00%                  1.00%                1.00%
                                               ------------------------------------------------------------------
                                               ------------------------------------------------------------------

(a) For Class B shares, the redemption price per share varies by length of time shares are held.
(b) For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
See  notes  to  financial statements.

36 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENTS  OF  OPERATIONS
For  the  Year  Ended  October  31,  2003

                                                                     GARTMORE              GARTMORE              GARTMORE
                                                                NATIONWIDE LEADERS    U.S. GROWTH LEADERS    WORLDWIDE LEADERS
                                                                       FUND                  FUND                  FUND
                                                             ------------------------------------------------------------------
INVESTMENT INCOME:
Interest income . . . . . . . . . . . . . . . . . . . . . . .  $             1,219   $              5,023   $           10,633
Dividend income (net of foreign withholding tax
of $0; $0 and $13,137; respectively). . . . . . . . . . . . .               34,635                 37,742              170,212
                                                             ------------------------------------------------------------------
Total Income. . . . . . . . . . . . . . . . . . . . . . . . .               35,854                 42,765              180,845
                                                             ------------------------------------------------------------------
EXPENSES:
Investment advisory fees. . . . . . . . . . . . . . . . . . .               22,966                 68,264              144,707
Fund administration and transfer agent fees . . . . . . . . .               15,436                 21,310               17,691
Distribution fees Class A . . . . . . . . . . . . . . . . . .                2,466                  8,221               31,999
Distribution fees Class B . . . . . . . . . . . . . . . . . .                3,278                 11,440                6,790
Distribution fees Class C . . . . . . . . . . . . . . . . . .                2,751                  5,201                  180
Administrative servicing fees Class A . . . . . . . . . . . .                   26                  1,230                8,457
Administrative servicing fees Institutional Service Class . .                1,760                  5,437                  746
Registration and filing fees. . . . . . . . . . . . . . . . .               32,880                 38,323               24,034
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . .                4,112                  9,832               10,551
                                                             ------------------------------------------------------------------
Total expenses before reimbursed expenses . . . . . . . . . .               85,675                169,258              245,155
Expenses reimbursed . . . . . . . . . . . . . . . . . . . . .              (44,771)               (39,115)                   -
                                                             ------------------------------------------------------------------
Total Expenses. . . . . . . . . . . . . . . . . . . . . . . .               40,904                130,143              245,155
                                                             ------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS). . . . . . . . . . . . . . . . .               (5,050)               (87,378)             (64,310)
                                                             ------------------------------------------------------------------
REALIZED/UNREALIZED GAINS (LOSSES)FROM INVESTMENTS:
Net realized gains (losses) on investment transactions. . . .              (59,975)             2,057,741            8,173,258
Net realized gains (losses) on futures transactions . . . . .                    -                      -               10,515
Net realized gains (losses) on foreign currency transactions.                    -                      -             (179,933)
                                                             ------------------------------------------------------------------
Net realized gains (losses) on investment, futures and
foreign currency transactions . . . . . . . . . . . . . . . .              (59,975)             2,057,741            8,003,840
Net change in unrealized appreciation/depreciation on
investments, futures and translation
of assets and liabilities denominated in foreign currencies .              582,847              1,383,567           (1,598,403)
                                                             ------------------------------------------------------------------
Net realized/unrealized gains (losses) on investments
and foreign currencies. . . . . . . . . . . . . . . . . . . .              522,872              3,441,308            6,405,437
                                                             ------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS. . . . . . . .  $           517,822   $          3,353,930   $        6,341,127
                                                             ------------------------------------------------------------------
                                                             ------------------------------------------------------------------

See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 37
--------------------------------------------------------------------------------

LEADERSHIP  Series

STATEMENTS  OF  CHANGES  IN  NET  ASSETS

                                                       GARTMORE                                   GARTMORE
                                               NATIONWIDE LEADERS FUND                    U.S. GROWTH LEADERS FUND
                                      -----------------------------------------------------------------------------------
                                            YEAR ENDED          PERIOD ENDED           YEAR ENDED          YEAR ENDED
                                         OCTOBER 31, 2003   OCTOBER 31, 2002 (A)    OCTOBER 31, 2003    OCTOBER 31, 2002
                                      -----------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss) . . . . .  $          (5,050)  $              1,052   $         (87,378)  $         (39,899)
Net realized gains (losses)
on investment, futures and
foreign currency transactions. . . . .            (59,975)               (64,636)          2,057,741            (574,350)
Net change in unrealized
appreciation/depreciation
on investments, futures and
translation of assets and liabilities
denominated in foreign currencies. . .            582,847               (210,343)          1,383,567             215,122
                                      -----------------------------------------------------------------------------------
Change in net assets resulting
from operations. . . . . . . . . . . .            517,822               (273,927)          3,353,930            (399,127)
                                      -----------------------------------------------------------------------------------

DISTRIBUTIONS TO CLASS A
SHAREHOLDERS FROM:
Net investment income. . . . . . . . .             (3,468)                  (580)                  -                   -

DISTRIBUTIONS TO CLASS B
SHAREHOLDERS FROM:
Net investment income. . . . . . . . .               (477)                     -                   -                   -

DISTRIBUTIONS TO CLASS C
SHAREHOLDERS FROM:
Net investment income. . . . . . . . .               (368)                     -                   -                   -

DISTRIBUTIONS TO INSTITUTIONAL
SERVICE CLASS SHAREHOLDERS FROM:
Net investment income. . . . . . . . .             (3,660)                  (660)                  -                   -
                                      -----------------------------------------------------------------------------------
Change in net assets from
Shareholder distributions . . . . . .              (7,973)                (1,240)                  -                   -
                                      -----------------------------------------------------------------------------------
Change in net assets from
capital transactions . . . . . . . . .            714,713              2,505,674          12,610,380             917,301
                                      -----------------------------------------------------------------------------------
Change in net assets . . . . . . . . .          1,224,562              2,230,507          15,964,310             518,174

NET ASSETS:
Beginning of period. . . . . . . . . .          2,230,507                      -           2,943,624           2,425,450
                                      -----------------------------------------------------------------------------------
End of period. . . . . . . . . . . . .  $       3,455,069   $          2,230,507   $      18,907,934   $       2,943,624
                                      -----------------------------------------------------------------------------------
                                      -----------------------------------------------------------------------------------

                                                       GARTMORE
                                               WORLDWIDE LEADERS FUND
                                      ----------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         OCTOBER 31, 2003    OCTOBER 31, 2002
                                      ----------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss) . . . . .  $         (64,310)  $          (5,315)
Net realized gains (losses)
on investment, futures and
foreign currency transactions. . . . .          8,003,840          (1,470,076)
Net change in unrealized
appreciation/depreciation
on investments, futures and
translation of assets and liabilities
denominated in foreign currencies. . .         (1,598,403)          1,029,657
                                      ----------------------------------------
Change in net assets resulting
from operations. . . . . . . . . . . .          6,341,127            (445,734)
                                      ----------------------------------------

DISTRIBUTIONS TO CLASS A
SHAREHOLDERS FROM:
Net investment income. . . . . . . . .                  -                   -

DISTRIBUTIONS TO CLASS B
SHAREHOLDERS FROM:
Net investment income. . . . . . . . .                  -                   -

DISTRIBUTIONS TO CLASS C
SHAREHOLDERS FROM:
Net investment income. . . . . . . . .                  -                   -

DISTRIBUTIONS TO INSTITUTIONAL
SERVICE CLASS SHAREHOLDERS FROM:
Net investment income. . . . . . . . .                  -                   -
                                      ----------------------------------------
Change in net assets from
Shareholder distributions . . . . . .                   -                   -
                                      ----------------------------------------
Change in net assets from
capital transactions . . . . . . . . .         26,929,213             364,889
                                      ----------------------------------------
Change in net assets . . . . . . . . .         33,270,340             (80,845)

NET ASSETS:
Beginning of period. . . . . . . . . .          3,133,979           3,214,824
                                      ----------------------------------------
End of period. . . . . . . . . . . . .  $      36,404,319   $       3,133,979
                                      ----------------------------------------
                                      ----------------------------------------

(a) For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
See  notes  to  financial  statements.

38 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding

GARTMORE  NATIONWIDE  LEADERS  FUND

                                                  INVESTMENT ACTIVITIES                 DISTRIBUTIONS
                      ------------------------------------------------------------------------------------------------------
                                                           NET
                                                      REALIZED AND
                             NET                       UNREALIZED       TOTAL                                       NET
                        ASSET VALUE,        NET           GAINS         FROM          NET                      ASSET VALUE,
                          BEGINNING     INVESTMENT     (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL          END OF
                          OF PERIOD    INCOME (LOSS)   INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS      PERIOD
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2002 (d) .  $       10.00          0.02          (0.55)       (0.53)       (0.01)          (0.01)  $        9.46
Year Ended
October 31, 2003 . . .  $        9.46             -           1.98         1.98        (0.04)          (0.04)  $       11.40

CLASS B SHARES
Period Ended
October 31, 2002 (d) .  $       10.00         (0.05)         (0.55)       (0.60)           -               -   $        9.40
Year Ended
October 31, 2003 . . .  $        9.40         (0.09)          1.97         1.88        (0.01)          (0.01)  $       11.27

CLASS C SHARES
Period Ended
October 31, 2002 (d) .  $       10.00         (0.05)         (0.55)       (0.60)           -               -   $        9.40
Year Ended
October 31, 2003 . . .  $        9.40         (0.08)          1.96         1.88        (0.01)          (0.01)  $       11.27

CLASS R SHARES
Period Ended
October 31, 2003 (e) .  $       10.98         (0.01)          0.31         0.30            -               -   $       11.28

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2002 (d) .  $       10.00          0.03          (0.55)       (0.52)       (0.01)          (0.01)  $        9.47
Year Ended
October 31, 2003 . . .  $        9.47             -           1.99         1.99        (0.04)          (0.04)  $       11.42
----------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS / SUPPLEMENTAL DATA
                      ---------------------------------------------------------------------------------------------------------
                                                                                                  RATIO OF NET
                                                                RATIO OF NET      RATIO OF         INVESTMENT
                                                    RATIO OF     INVESTMENT       EXPENSES           INCOME
                                      NET ASSETS    EXPENSES    INCOME (LOSS)     (PRIOR TO     (LOSS) (PRIOR TO
                                      AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                           TOTAL        PERIOD         NET           NET         TO AVERAGE        TO AVERAGE       PORTFOLIO
                        RETURN (A)      (000S)       ASSETS        ASSETS      NET ASSETS (B)    NET ASSETS (B)    TURNOVER (C)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2002 (d) .  (5.34%) (f)  $        891    1.45% (g)      0.23% (g)        4.93% (g)        (3.25%) (g)        60.54%
Year Ended
October 31, 2003 . . .       20.97%  $      1,351        1.45%        (0.04%)            3.23%            (1.82%)       196.86%

CLASS B SHARES
Period Ended
October 31, 2002 (d) .  (6.00%) (f)  $        317    2.20% (g)    (0.58%) (g)        5.78% (g)        (4.16%) (g)        60.54%
Year Ended
October 31, 2003 . . .       20.08%  $        350        2.20%        (0.74%)            4.11%            (2.65%)       196.86%

CLASS C SHARES
Period Ended
October 31, 2002 (d) .  (6.00%) (f)  $        243    2.21% (g)    (0.60%) (g)        5.80% (g)        (4.19%) (g)        60.54%
Year Ended
October 31, 2003 . . .       20.08%  $        358        2.20%        (0.82%)            3.95%            (2.57%)       196.86%

CLASS R SHARES
Period Ended
October 31, 2003 (e) .    2.73% (f)  $          1    1.80% (g)    (1.11%) (g)        1.90% (g)        (1.21%) (g)       196.86%

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2002 (d) .  (5.23%) (f)  $        778    1.32% (g)      0.39% (g)        4.74% (g)        (3.03%) (g)        60.54%
Year Ended
October 31, 2003 . . .       21.10%  $      1,395        1.38%          0.01%            3.06%            (1.67%)       196.86%
-------------------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 18, 2001 (commencement of operations) through October 31, 2002. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001. On the effective date the net asset value was $ 10.11 per share for all classes which resulted in returns of (6.37%), (7.02%), (7.02%) and (6.26%) for Class A shares, Class B shares, Class C shares and Institutional Service Class shares, respectively.
(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)  Not  annualized.
(g)  Annualized.
See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 39
--------------------------------------------------------------------------------

LEADERSHIP Series

FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding

GARTMORE  U.S.  GROWTH  LEADERS  FUND

                                                  INVESTMENT ACTIVITIES                 DISTRIBUTIONS
                      ----------------------------------------------------------------------------------------------------
                                                           NET
                                                      REALIZED AND
                             NET                       UNREALIZED       TOTAL                                     NET
                        ASSET VALUE,        NET           GAINS         FROM         NET                     ASSET VALUE,
                          BEGINNING     INVESTMENT     (LOSSES) ON   INVESTMENT   REALIZED       TOTAL          END OF
                          OF PERIOD    INCOME (LOSS)   INVESTMENTS   ACTIVITIES     GAINS    DISTRIBUTIONS      PERIOD
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) .  $       10.00         (0.01)          1.65         1.64          -               -   $       11.64
Year Ended
October 31, 2001 . . .  $       11.64         (0.08)         (5.13)       (5.21)     (0.41)          (0.41)  $        6.02
Year Ended
October 31, 2002 . . .  $        6.02         (0.07)         (0.46)       (0.53)         -               -   $        5.49
Year Ended
October 31, 2003 . . .  $        5.49         (0.03)          2.76         2.73          -               -   $        8.22

CLASS B SHARES
Period Ended
October 31, 2000 (d) .  $       10.00         (0.03)          1.65         1.62          -               -   $       11.62
Year Ended
October 31, 2001 . . .  $       11.62         (0.11)         (5.14)       (5.25)     (0.41)          (0.41)  $        5.96
Year Ended
October 31, 2002 . . .  $        5.96         (0.12)         (0.44)       (0.56)         -               -   $        5.40
Year Ended
October 31, 2003 (f) .  $        5.40         (0.11)          2.74         2.63          -               -   $        8.03

CLASS C SHARES
Period Ended
October 31, 2001 (e) .  $        6.45         (0.04)         (0.41)       (0.45)         -               -   $        6.00
Year Ended
October 31, 2002 (f) .  $        6.00         (0.12)         (0.44)       (0.56)         -               -   $        5.44
Year Ended
October 31, 2003 (f) .  $        5.44         (0.13)          2.77         2.64          -               -   $        8.08

CLASS R SHARES
Period Ended
October 31, 2003 (g) .  $        7.49         (0.01)          0.56         0.55          -               -   $        8.04

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2000 (d) .  $       10.00             -           1.66         1.66          -               -   $       11.66
Year Ended
October 31, 2001 . . .  $       11.66         (0.06)         (5.13)       (5.19)     (0.41)          (0.41)  $        6.06
Year Ended
October 31, 2002 (f) .  $        6.06         (0.06)         (0.46)       (0.52)         -               -   $        5.54
Year Ended
October 31, 2003 . . .  $        5.54         (0.03)          2.80         2.77          -               -   $        8.31
--------------------------------------------------------------------------------------------------------------------------

                                                                    RATIOS / SUPPLEMENTAL DATA
                      -------------------------------------------------------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                    RATIO OF NET      RATIO OF         INVESTMENT
                                                        RATIO OF     INVESTMENT       EXPENSES           INCOME
                                          NET ASSETS    EXPENSES    INCOME (LOSS)     (PRIOR TO     (LOSS) (PRIOR TO
                                          AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                          TOTAL             PERIOD         NET           NET         TO AVERAGE        TO AVERAGE       PORTFOLIO
                        RETURN (A)          (000S)       ASSETS        ASSETS      NET ASSETS (B)    NET ASSETS (B)    TURNOVER (C)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) .      16.40%  (h)  $      1,411    1.20% (i)    (0.30%) (i)        8.29% (i)        (7.39%) (i)       124.62%
Year Ended
October 31, 2001 . . .    (45.81%)       $      1,195        1.60%        (1.04%)            7.91%            (7.35%)       944.67%
Year Ended
October 31, 2002 . . .     (8.80%)       $      1,356        1.57%        (1.20%)            3.04%            (2.67%)       773.95%
Year Ended
October 31, 2003 . . .      49.73%       $      8,714        1.59%        (1.02%)            2.10%            (1.54%)       637.45%

CLASS B SHARES
Period Ended
October 31, 2000 (d) .      16.20%  (h)  $        804    1.70% (i)    (0.83%) (i)        9.20% (i)        (8.33%) (i)       124.62%
Year Ended
October 31, 2001 . . .    (46.25%)       $        772        2.20%        (1.66%)            8.84%            (8.30%)       944.67%
Year Ended
October 31, 2002 . . .     (9.40%)       $        719        2.26%        (1.89%)            3.88%            (3.51%)       773.95%
Year Ended
October 31, 2003 (f) .      48.70%       $      2,023        2.30%        (1.72%)            2.96%            (2.38%)       637.45%

CLASS C SHARES
Period Ended
October 31, 2001 (e) .     (6.98%)  (h)  $          9    2.20% (i)    (1.77%) (i)        9.87% (i)        (9.44%) (i)       944.67%
Year Ended
October 31, 2002 (f) .     (9.33%)       $         16        2.27%        (1.89%)            3.69%            (3.31%)       773.95%
Year Ended
October 31, 2003 (f) .      48.53%       $      1,606        2.30%        (1.76%)            2.60%            (2.07%)       637.45%

CLASS R SHARES
Period Ended
October 31, 2003 (g) .       7.34%  (h)  $          1    1.90% (i)    (1.64%) (i)        2.00% (i)        (1.74%) (i)       637.45%

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2000 (d) .      16.60%  (h)  $        777    0.75% (i)      0.12% (i)        8.14% (i)        (7.27%) (i)       124.62%
Year Ended
October 31, 2001 . . .    (45.55%)       $        449        1.30%        (0.75%)            7.39%            (6.84%)       944.67%
Year Ended
October 31, 2002 (f) .     (8.58%)       $        853        1.32%        (0.95%)            2.52%            (2.15%)       773.95%
Year Ended
October 31, 2003 . . .      50.00%       $      6,563        1.50%        (0.94%)            2.00%            (1.44%)       637.45%
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from June 30, 2000 (commencement of operations) through October 31, 2000.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f) Net investment income (loss) is based on average shares outstanding during the period.
(g) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)  Not  annualized.
(i)  Annualized.
See  notes  to  financial  statements.

40 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

GARTMORE  WORLDWIDE  LEADERS  FUND

                                                               INVESTMENT ACTIVITIES
                                   ---------------------------------------------------------------------------------------
                                                                        NET
                                                                   REALIZED AND
                                          NET                       UNREALIZED       TOTAL     NET ASSET
                                     ASSET VALUE,        NET           GAINS         FROM        VALUE,
                                       BEGINNING     INVESTMENT     (LOSSES) ON   INVESTMENT     END OF      TOTAL
                                       OF PERIOD    INCOME (LOSS)   INVESTMENTS   ACTIVITIES     PERIOD    RETURN (A)
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2000 (d) .  $       10.00             -          (0.88)       (0.88)  $     9.12     (8.80%)  (g)
Year Ended October 31, 2001 . . . .  $        9.12         (0.01)         (2.85)       (2.86)  $     6.26    (31.36%)
Year Ended October 31, 2002 . . . .  $        6.26             -          (0.76)       (0.76)  $     5.50    (12.14%)
Year Ended October 31, 2003 . . . .  $        5.50         (0.02)          1.53         1.51   $     7.01      27.45%

CLASS B SHARES
Period Ended October 31, 2000 (d) .  $       10.00             -          (0.89)       (0.89)  $     9.11     (8.90%)  (g)
Year Ended October 31, 2001 . . . .  $        9.11         (0.06)         (2.85)       (2.91)  $     6.20    (31.94%)
Year Ended October 31, 2002 . . . .  $        6.20         (0.04)         (0.75)       (0.79)  $     5.41    (12.74%)
Year Ended October 31, 2003 (e) . .  $        5.41         (0.04)          1.48         1.44   $     6.85      26.62%

CLASS C SHARES
Period Ended October 31, 2001 (f) .  $        7.77         (0.02)         (1.52)       (1.54)  $     6.23    (19.82%)  (g)
Year Ended October 31, 2002 . . . .  $        6.23         (0.04)         (0.75)       (0.79)  $     5.44    (12.68%)
Year Ended October 31, 2003 . . . .  $        5.44         (0.06)          1.51         1.45   $     6.89      26.65%

CLASS R SHARES
Period Ended October 31, 2003 (j) .  $        6.55         (0.01)          0.32         0.31   $     6.86       4.73%  (g)

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) .  $       10.00          0.01          (0.89)       (0.88)  $     9.12     (8.80%)  (g)
Year Ended October 31, 2001 . . . .  $        9.12          0.01          (2.84)       (2.83)  $     6.29    (31.03%)
Year Ended October 31, 2002 . . . .  $        6.29          0.01          (0.76)       (0.75)  $     5.54    (11.92%)
Year Ended October 31, 2003 . . . .  $        5.54             -           1.54         1.54   $     7.08      27.80%
--------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS / SUPPLEMENTAL DATA
                                   --------------------------------------------------------------------------------------------
                                                                                                  RATIO OF NET
                                                                RATIO OF NET      RATIO OF         INVESTMENT
                                                    RATIO OF     INVESTMENT       EXPENSES           INCOME
                                      NET ASSETS    EXPENSES    INCOME (LOSS)     (PRIOR TO     (LOSS) (PRIOR TO
                                      AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                                        PERIOD         NET           NET         TO AVERAGE        TO AVERAGE       PORTFOLIO
                                        (000S)       ASSETS        ASSETS      NET ASSETS (B)    NET ASSETS (B)    TURNOVER (C)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2000 (d) .  $      1,542    1.68% (h)      0.05% (h)        6.74% (h)        (5.01%) (h)        21.59%
Year Ended October 31, 2001 . . . .  $      1,096        1.75%        (0.19%)            5.71%            (4.15%)        34.57%
Year Ended October 31, 2002 . . . .  $      1,046        1.69%        (0.03%)            2.60%            (0.94%)       467.35%
Year Ended October 31, 2003 . . . .  $     34,889        1.67%        (0.47%)              (i)                (i)       689.06%

CLASS B SHARES
Period Ended October 31, 2000 (d) .  $      1,519    2.26% (h)    (0.53%) (h)        7.47% (h)        (5.74%) (h)        21.59%
Year Ended October 31, 2001 . . . .  $      1,051        2.35%        (0.78%)            6.47%            (4.90%)        34.57%
Year Ended October 31, 2002 . . . .  $        936        2.39%        (0.72%)            3.36%            (1.69%)       467.35%
Year Ended October 31, 2003 (e) . .  $         96        2.39%        (0.72%)              (i)                (i)       689.06%

CLASS C SHARES
Period Ended October 31, 2001 (f) .  $         20    2.35% (h)    (1.04%) (h)        7.40% (h)        (6.09%) (h)        34.57%
Year Ended October 31, 2002 . . . .  $         19        2.39%        (0.71%)            3.41%            (1.73%)       467.35%
Year Ended October 31, 2003 . . . .  $         19        2.38%        (0.84%)              (i)                (i)       689.06%

CLASS R SHARES
Period Ended October 31, 2003 (j) .  $          1    1.87% (h)    (1.05%) (h)            1.97%            (1.15%)       689.06%

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) .  $      1,521    1.36% (h)      0.37% (h)        6.45% (h)        (4.72%) (h)        21.59%
Year Ended October 31, 2001 . . . .  $      1,048        1.42%          0.13%            5.44%            (3.89%)        34.57%
Year Ended October 31, 2002 . . . .  $      1,133        1.42%          0.25%            2.34%            (0.67%)       467.35%
Year Ended October 31, 2003 . . . .  $      1,400        1.46%          0.12%              (i)                (i)       689.06%
-------------------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)  Not  annualized.
(h)  Annualized.
(i)  There  were  no  fee  reductions  during  in  this  period.
(j) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 41
--------------------------------------------------------------------------------

INTERNATIONAL  Series

GARTMORE  EMERGING  MARKETS  FUND

Class  A  Shares  symbol:  GEGAX
Class  B  Shares  symbol:  GEGBX
Class  C  Shares  symbol:  GEGCX
Institutional  Service  Class  symbol:  GEGSX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund outperformed, returning 55.00%* versus 51.30% for its benchmark, the S&P/IFC Emerging Markets Composite Index.

For broader comparison, the average return for this Fund's peer category (Emerging Markets Funds) was 46.97%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

Emerging markets, an asset class that normally performs well in an expanding global economy, significantly outperformed developed markets during the period, fueled by surprisingly robust economic growth in many regions/countries. In addition, a new product cycle that includes flat-screen TVs, color mobile phones, and digital cameras has sparked a recovery in the global technology industry and a rally in many Asian technology stocks.

The Fund's strategic underweight position in South Korea and the Fund's stock selection within that market helped returns. For most of the period, the Fund held an underweight position because of the weakening U.S. dollar, which makes South Korean exports more expensive for the U.S. consumer. South Korea is the largest weighting in the Index, averaging 22%; the Fund's average weighting in it was 19%.

Stock selection primarily drove performance, particularly in the markets of South Korea, Russia, Brazil and Israel. In these four countries, the Fund's stocks delivered gains of 43%, 90%, 99% and 49%, respectively. The Fund's stocks outperformed those in the Index, on average, by 32%.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

The Fund's top holdings included economically-sensitive semiconductor stocks Samsung Electronics Co. Ltd. and Taiwan Semiconductor Manufacturing Co. Ltd., which gained 52% and 63%, respectively. Anglo American plc, the commodity company, benefited from commodity price increases (e.g., gold and platinum). Purchases included Angang New Steel Co. Ltd., a Chinese steelmaker whose product demand soared with the booming Chinese economy. Two telecommunications stocks also were added-China Mobile Ltd. (Hong Kong) and Vimpel-Communications (Russia)-due to rising demand and because of new product features such as multi-media messaging (transmitting pictures).

The Fund reduced its energy exposure with sales of OAO Tatneft (Russia), which had performed very well during the preceding months, and Honam Petrochemical Corp. (South Korea). ASUSTeK Computer Inc. (Taiwan) was sold because the stock reached its price target and was experiencing increased pricing pressure.

HOW  IS  THE  FUND  POSITIONED?

The outlook for emerging markets remains positive. The Fund is overweight in Asia, with a focus on cyclical stocks to benefit from their attractive prices and the area's strong intra-regional trade (especially to and from China). The Fund maintains an overweight position in semiconductor stocks, because these stocks continue to benefit from strong global demand for consumer electronics. The Fund also is overweight in Brazil on the expectation of stronger economic growth driven by interest-rate cuts and stepped-up industrial production.

PORTFOLIO  MANAGER:  Gartmore  Global  Partners  -  Subadviser

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $14,268,839
OCTOBER  31,  2003

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                                        1 YR.   INCEPTION1
-----------------------------------------------------------
Class A. . . . . . . . . . .  w/o SC2   55.00%        1.72%
                              w/SC3     46.19%       -0.16%
-----------------------------------------------------------
Class B. . . . . . . . . . .  w/o SC2   53.95%        1.05%
                              w/SC4     48.95%        0.12%
-----------------------------------------------------------
Class C5 . . . . . . . . . .  w/o SC2   53.97%        1.48%
                              w/SC6     51.41%        1.16%
-----------------------------------------------------------
Institutional Service Class7            55.39%        2.12%
-----------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  August  30,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns until the creation of Class C shares (3/1/01) include the performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                     S&P/IFCI
                     EMERGING
                      MARKETS
DATE        CLASS A  COMPOSITE   CPI
--------------------------------------
8/30/2000.    9,425     10,000  10,000
10/31/2000    7,652      8,368  10,069
10/31/2001    5,644      6,602  10,284
10/31/2002    6,418      7,459  10,492
10/31/2003    9,948     11,098  10,755

Comparative performance of $10,000 invested in Class A shares of the Gartmore Emerging Markets Fund, S&P/IFCI Emerging Markets Composite Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The S&P/IFCI Emerging Markets Composite Index is an unmanaged index that aims to represent the performance of the stocks in emerging stock markets that are available to foreign institutional investors.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

42 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  EMERGING  MARKETS  FUND

COMMON  STOCKS  (98.8%)

                                               SHARES OR
                                            PRINCIPAL AMOUNT    VALUE
------------------------------------------------------------------------

ARGENTINA (0.0%)

BANKS (0.0%)
Grupo Financiero Galicia SA ADR (b). . . .             1,100  $    6,644
                                                              ----------

------------------------------------------------------------------------
BRAZIL (10.1%)

AEROSPACE & DEFENSE (0.5%)
Empresa Brasiliera de Aeronautica SA ADR .             2,900      75,255
                                                              ----------

BANKING (2.1%)
Banco Itau Holding Financeira SA ADR . . .             4,300     175,655
Uniao de Bancos Brasileiros SA GDR . . . .             5,300     117,183
                                                              ----------
                                                                 292,838
                                                              ----------

BEVERAGES (1.1%)
Companhia de Bebidas das Americas ADR. . .             7,200     152,640
                                                              ----------

ELECTRIC UTILITY (1.4%)
Companhia Energetica de Minas Gerais . . .         8,470,000     125,433
Companhia Paranaense de Energia-Copel
ADR (b). . . . . . . . . . . . . . . . . .            21,500      79,335
                                                              ----------
                                                                 204,768
                                                              ----------

METALS & MINING (0.6%)
Gerdau SA ADR. . . . . . . . . . . . . . .             6,000      87,360
                                                              ----------

MINING (1.0%)
Cia Vale Do Rio Doce ADR . . . . . . . . .             3,100     125,240
Companhia Vale do Rio Doce (CVRD) ADR. . .               500      22,875
                                                              ----------
                                                                 148,115
                                                              ----------

OIL & GAS (1.7%)
Petroleo Brasileiro SA ADR (c) . . . . . .             6,600     143,616
Petroleo Brasileiro SA ADR . . . . . . . .             3,900      91,650
                                                              ----------
                                                                 235,266
                                                              ----------

PAPER PRODUCTS (0.4%)
Votorantim Celulose ADR. . . . . . . . . .             2,000      54,760
                                                              ----------

TELECOMMUNICATIONS (1.3%)
Tele Norte Leste Participacoes SA ADR. . .             6,100      86,437
Telesp Celular Participacoes SA ADR (b). .            17,390      99,123
                                                              ----------
                                                                 185,560
                                                              ----------
                                                               1,436,562
                                                              ----------

------------------------------------------------------------------------
CHILE (1.0%)

ELECTRIC UTILITY (1.0%)
Enersis S.A. ADR . . . . . . . . . . . . .            20,000     138,400
                                                              ----------

------------------------------------------------------------------------
CHINA (2.8%)

METALS & MINING (1.1%)
Angang New Steel Co. Ltd.. . . . . . . . .           394,000     161,086
                                                              ----------

MINING (0.7%)
Yanzhou Coal Mining Co. Ltd. . . . . . . .           136,000      99,824
                                                              ----------

OIL & GAS (1.0%)
CNOOC Ltd. . . . . . . . . . . . . . . . .            74,000     139,601
                                                              ----------
                                                                 400,511
                                                              ----------

HONG KONG (5.3%)

AUTOMOBILE (0.8%)
Denway Motors Ltd. . . . . . . . . . . . .           134,000     110,434
                                                              ----------

ELECTRIC UTILITY (0.6%)
Huaneng Power International, Inc.. . . . .            54,000      84,139
                                                              ----------

FOOD PRODUCTS (0.9%)
Global Bio-chem Technology Group Co. Ltd..           240,000     122,075
                                                              ----------

OIL & GAS (1.1%)
China Petroleum and Chemical Corp. . . . .           476,000     157,835
                                                              ----------

TELECOMMUNICATIONS (0.9%)
China Mobile Ltd.. . . . . . . . . . . . .            43,500     123,514
                                                              ----------

TRANSPORTATION INFRASTRUCTURE (1.0%)
Cosco Pacific Ltd. . . . . . . . . . . . .           118,000     160,309
                                                              ----------
                                                                 758,306
                                                              ----------

------------------------------------------------------------------------
HUNGARY (1.8%)

COMMERCIAL BANKS (0.6%)
                                                              ----------
OTP Bank Rt. (b) . . . . . . . . . . . . .             7,300      89,432

PHARMACEUTICALS (1.2%)
Gedeon Richter GDR . . . . . . . . . . . .             1,600     165,280
                                                              ----------
                                                                 254,712
                                                              ----------

------------------------------------------------------------------------
INDIA (4.6%)

AUTOMOBILE (1.0%)
Tata Motors Ltd. . . . . . . . . . . . . .            15,400     127,204
                                                              ----------

BANKING (0.5%)
Union Bank of India Ltd. . . . . . . . . .            68,500      70,555
                                                              ----------

BANKS (0.8%)
ICICI Bank Ltd. ADR. . . . . . . . . . . .             9,500     120,650
                                                              ----------

IT CONSULTING & SERVICES (0.8%)
Satyam Computer Services Ltd.. . . . . . .            16,300     110,025
                                                              ----------

OIL & GAS (0.8%)
Reliance Industries Ltd. . . . . . . . . .            11,200     120,176
                                                              ----------

PHARMACEUTICALS (0.7%)
Ranbaxy Laboratories Ltd. GDR. . . . . . .             4,600     105,340
                                                              ----------
                                                                 653,950
                                                              ----------

                                                           2003 ANNUAL REPORT 43
--------------------------------------------------------------------------------

INTERNATIONAL  Series

October  31,  2003

GARTMORE  EMERGING  MARKETS  FUND  (Continued)

COMMON  STOCKS  (CONTINUED)

                                              SHARES OR
                                           PRINCIPAL AMOUNT    VALUE
-----------------------------------------------------------------------

INDONESIA (2.7%)

AUTOMOBILE (1.0%)
PT Astra International, Inc. (b). . . . .           279,230  $  142,959
                                                             ----------

BANKING (0.9%)
PT Bank Mandiri (b) . . . . . . . . . . .           786,000      87,884
PT Bank Pan Indonesia . . . . . . . . . .           243,800       8,034
PT Bank Rakyat Indonesia (b). . . . . . .           365,000      37,589
                                                             ----------
                                                                133,507
                                                             ----------

TELECOMMUNICATIONS (0.8%)
PT Telekomunikasi Indonesia . . . . . . .           163,500     115,459
                                                             ----------
                                                                391,925
                                                             ----------

-----------------------------------------------------------------------
ISRAEL (2.6%)

COMMUNICATIONS EQUIPMENT (0.3%)
NICE Systems Ltd. ADR (b) . . . . . . . .             1,850      41,625
                                                             ----------

COMPUTER HARDWARE (1.1%)
M-Systems Flash Disk Pioneer Ltd. (b) . .             8,240     163,152
                                                             ----------

ELECTRONICS (0.6%)
Orbotech Ltd. (b) . . . . . . . . . . . .             3,700      87,875
                                                             ----------

PHARMACEUTICALS (0.6%)
Teva Pharmaceutical Industries Ltd. ADR .             1,400      79,646
                                                             ----------
                                                                372,298
                                                             ----------

-----------------------------------------------------------------------
KOREA (19.0%)

AUTO COMPONENTS (0.5%)
Hyundai Autonet Co. Ltd.. . . . . . . . .            24,000      67,529
                                                             ----------

AUTOMOBILE (0.5%)
Ssangyong Motor Co. (b) . . . . . . . . .            10,100      74,673
                                                             ----------

BANKING (2.3%)
Hana Bank . . . . . . . . . . . . . . . .             6,700     116,620
Koram Bank. . . . . . . . . . . . . . . .            13,900     159,729
Shinhan Financial Group Co. Ltd.. . . . .             3,700      53,147
                                                             ----------
                                                                329,496
                                                             ----------

BANKS (0.6%)
Shinhan Financial Group Co. Ltd. ADR (b).             2,800      82,600
                                                             ----------

CHEMICALS (0.7%)
LG Petrochemical Co. Ltd. . . . . . . . .             4,300      98,099
                                                             ----------

COMMUNICATIONS EQUIPMENT (0.8%)
KH Vatec Co. Ltd. . . . . . . . . . . . .             2,400     114,373
                                                             ----------

ELECTRICAL EQUIPMENT (0.5%)
Kumho Electric, Inc.. . . . . . . . . . .             2,100      72,662
                                                             ----------

ELECTRONICS (1.0%)
Fine DNC Co. Ltd. . . . . . . . . . . . .             4,100      62,877
Samsung Electro Mechanics Co. Ltd.. . . .             2,200      74,542
                                                             ----------
                                                                137,419
                                                             ----------

HOUSEHOLD DURABLES (0.8%)
LG Electronics, Inc. (c). . . . . . . . .             2,300      52,860
LG Electronics, Inc.. . . . . . . . . . .             1,300      67,334
                                                             ----------
                                                                120,194
                                                             ----------

INDUSTRIALS (1.4%)
Hanjin Shipping Co. Ltd.. . . . . . . . .             9,600     135,463
Korean Air Co. Ltd. . . . . . . . . . . .             5,300      70,756
                                                             ----------
                                                                206,219
                                                             ----------

MACHINERY (1.0%)
Daewoo Shipbuilding & Marine Engineering
Co. Ltd. (b). . . . . . . . . . . . . . .            10,800     145,095
                                                             ----------

METALS & MINING (1.4%)
Dongkuk Steel Mill Co. Ltd. . . . . . . .            21,800     122,493
POSCO ADR . . . . . . . . . . . . . . . .             2,500      72,450
                                                             ----------
                                                                194,943
                                                             ----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (5.0%)
Samsung Electronics GDR . . . . . . . . .             7,100     695,799
                                                             ----------

STEEL (0.2%)
Pohang Iron & Steel Co. . . . . . . . . .               200      23,321
                                                             ----------

TELECOMMUNICATIONS (2.3%)
Korea Telecom Corp. ADR . . . . . . . . .             5,100     100,521
KT Corp.. . . . . . . . . . . . . . . . .             1,400      55,716
SK Telecom Co. Ltd. . . . . . . . . . . .               980     173,062
                                                             ----------
                                                                329,299
                                                             ----------
                                                              2,691,721
                                                             ----------

-----------------------------------------------------------------------
MALAYSIA (5.3%)

ENGINEERING (0.7%)
Gamuda Berhad . . . . . . . . . . . . . .            50,600     101,200
                                                             ----------

FINANCIAL (1.8%)
CIMB Berhad (b) . . . . . . . . . . . . .           106,000     127,758
Malayan Banking Berhad. . . . . . . . . .            44,700     119,984
                                                             ----------
                                                                247,742
                                                             ----------

FOOD PRODUCTS (1.1%)
IOI Corporation Berhad. . . . . . . . . .            78,800     157,600
                                                             ----------

HOTELS, RESTAURANTS & LEISURE (0.7%)
Resorts World Berhad. . . . . . . . . . .            34,100      98,711
                                                             ----------

MEDIA (0.3%)
Astro All Asia Networks PLC (b) . . . . .            33,800      41,983
                                                             ----------

44 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                          SHARES OR
                                       PRINCIPAL AMOUNT    VALUE
-------------------------------------------------------------------

MALAYSIA (continued)

TELECOMMUNICATIONS (0.7%)
Maxis Communications Berhad . . . . .            52,500  $  104,309
                                                         ----------
                                                            751,545
                                                         ----------

-------------------------------------------------------------------
MEXICO (7.9%)

BANKS (1.0%)
Grupo Financiero Banorte SA de CV . .            46,000     149,688
                                                         ----------

BEVERAGES (0.5%)
Coca-Cola, Femsa S.A. de C.V. (Femsa)
ADR (b) . . . . . . . . . . . . . . .             3,800      76,760
                                                         ----------

BUILDING PRODUCTS (0.7%)
Cemex SA de CV ADR. . . . . . . . . .             4,300     103,200
                                                         ----------

HOUSEHOLD DURABLES (0.6%)
Consorcio ARA SA de CV (b). . . . . .            32,000      87,181
                                                         ----------

INDUSTRIALS (0.8%)
Alfa SA, Class A. . . . . . . . . . .            20,376      57,925
Grupo IMSA SA de CV ADR . . . . . . .             3,700      51,356
                                                         ----------
                                                            109,281
                                                         ----------

MEDIA (1.0%)
TV Azteca SA de CV ADR. . . . . . . .            18,400     148,856
                                                         ----------

MINING (0.6%)
Grupo Mexico SA, Class B (b). . . . .            45,795      80,306
                                                         ----------

RETAIL (1.2%)
Grupo Elektra SA de CV ADR. . . . . .             4,603      91,508
Organizacion Soriana SA de CV (b) . .            34,600      75,999
                                                         ----------
                                                            167,507
                                                         ----------

TELECOMMUNICATIONS (1.5%)
America Movil SA de CV ADR. . . . . .             6,100     145,180
Telefonos de Mexico ADR . . . . . . .             2,000      64,300
                                                         ----------
                                                            209,480
                                                         ----------
                                                          1,132,259
                                                         ----------

-------------------------------------------------------------------
RUSSIA (5.6%)

MINING (0.6%)
JSC MMC Norilsk Nickel ADR. . . . . .             1,700      87,516
                                                         ----------

OIL & GAS (4.2%)
LUKOIL ADR. . . . . . . . . . . . . .             2,500     204,250
OAO Gazprom ADR . . . . . . . . . . .             8,750     208,950
Surgutneftegaz ADR. . . . . . . . . .             5,600     139,216
YUKOS ADR . . . . . . . . . . . . . .               900      41,490
                                                         ----------
                                                            593,906
                                                         ----------

TELECOMMUNICATIONS (0.8%)
AO VimpelCom ADR (b). . . . . . . . .             1,800     117,180
                                                         ----------
                                                            798,602
                                                         ----------

-------------------------------------------------------------------
SOUTH AFRICA (8.3%)

BANKING (0.8%)
ABSA Group Ltd. . . . . . . . . . . .            19,100     110,389
                                                         ----------

COMPUTER SERVICES (0.2%)
Dimension Date Holdings PLC (b) . . .            43,100      23,878
                                                         ----------

INDUSTRIALS (0.1%)
Nampak Ltd. . . . . . . . . . . . . .             8,200      15,437
                                                         ----------

INSURANCE (0.7%)
Old Mutual PLC. . . . . . . . . . . .            55,300      94,640
                                                         ----------

METALS & MINING (0.6%)
Iscor Ltd.. . . . . . . . . . . . . .            27,400      91,400
                                                         ----------

MINING (5.3%)
Anglo American PLC. . . . . . . . . .            13,500     274,796
AngloGold Ltd.. . . . . . . . . . . .             4,300     166,263
Impala Platinum Holdings Ltd. . . . .             2,304     211,687
Kumba Resources Ltd.. . . . . . . . .            20,500     110,453
                                                         ----------
                                                            763,199
                                                         ----------

OIL & GAS (0.6%)
Sasol Ltd.. . . . . . . . . . . . . .             7,000      91,371
                                                         ----------
                                                          1,190,314
                                                         ----------

-------------------------------------------------------------------
TAIWAN (15.6%)

BANKING (1.2%)
Taishin Financial Holdings Co. Ltd. .           245,000     173,790
                                                         ----------

CHEMICALS (0.6%)
Formosa Plastic Corp. . . . . . . . .            58,220      89,108
                                                         ----------

COMPUTER HARDWARE (2.0%)
Compal Electronics, Inc. GDR. . . . .            24,660     185,690
Infortrend Technology, Inc. . . . . .            28,000      88,182
                                                         ----------
                                                            273,872
                                                         ----------

COMPUTERS & PERIPHERALS (0.3%)
Compal Electronics, Inc.. . . . . . .            32,000      48,506
                                                         ----------

CONTAINERS & PACKAGING (0.6%)
Cheng Loong Corp. . . . . . . . . . .           254,000      86,723
                                                         ----------

ELECTRICAL & ELECTRONICS (0.6%)
Wus Printed Circuit Co. Ltd. (b). . .           172,000      87,076
                                                         ----------

ELECTRONICS (1.4%)
AU Optronics Corp.. . . . . . . . . .            41,600      56,079
AU Optronics Corp. ADR. . . . . . . .             3,600      48,888
Yageo Corp. (b) . . . . . . . . . . .           207,000      98,702
                                                         ----------
                                                            203,669
                                                         ----------

                                                           2003 ANNUAL REPORT 45
--------------------------------------------------------------------------------

INTERNATIONAL  Series

October  31,  2003

GARTMORE  EMERGING  MARKETS  FUND  (Continued)

COMMON  STOCKS  (CONTINUED)

                                                      SHARES OR
                                                  PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------

TAIWAN (continued)

INDUSTRIAL CONGLOMERATES (0.8%)
Far Eastern Textile Ltd. . . . . . . . . . . . .           204,780  $   113,315
                                                                    ------------

INSURANCE (0.7%)
Cathay Financial Holding Co. Ltd.. . . . . . . .            63,000      103,841
                                                                    ------------

LEISURE EQUIPMENT & PRODUCTS (0.8%)
Premier Image Technology Corp. . . . . . . . . .            66,200      109,116
                                                                    ------------

MARINE INDUSTRIAL (1.0%)
Yang Ming Marine Transport . . . . . . . . . . .           144,000      144,106
                                                                    ------------

SEMICONDUCTORS (5.2%)
Advanced Semiconductor Engineering, Inc. (b) . .           145,000      134,437
Taiwan Semiconductor Manufacturing Co.
Ltd. (b) . . . . . . . . . . . . . . . . . . . .           123,640      243,822
Taiwan Semiconductor Manufacturing Co.
Ltd. ADR (b) . . . . . . . . . . . . . . . . . .             4,900       54,194
United Microelectronics Corp. (b). . . . . . . .            44,000       40,277
United Microelectronics Corp. ADR (b). . . . . .            16,100       84,525
Winbond Electronics Corp. (b). . . . . . . . . .           343,000      171,626
                                                                    ------------
                                                                        728,881
                                                                    ------------

TELECOMMUNICATIONS (0.4%)
Chunghwa Telecom Co. Ltd.. . . . . . . . . . . .            40,000       62,987
                                                                    ------------
                                                                      2,224,990
                                                                    ------------

--------------------------------------------------------------------------------
THAILAND (4.5%)

BANKING (0.5%)
Bank of Ayudhya Public Co. Ltd. (b). . . . . . .           274,400       76,346
                                                                    ------------

BUILDING PRODUCTS (1.3%)
Siam Cement Public Co. Ltd. (The). . . . . . . .            32,200      182,409
                                                                    ------------

ELECTRIC UTILITY (0.4%)
Ratchaburi Electricity Generating Holding
Public Co. Ltd.. . . . . . . . . . . . . . . . .            65,000       57,025
                                                                    ------------

FINANCIAL SERVICES (2.0%)
Kiatnakin Finance Public Co. Ltd. (b). . . . . .           106,300      107,912
Siam Commercial Bank Public Co. Ltd. (b) . . . .           169,700      174,400
                                                                    ------------
                                                                        282,312
                                                                    ------------

OIL & GAS (0.3%)
PTT Exploration and Production Public Co.
Ltd. (b) . . . . . . . . . . . . . . . . . . . .             8,800       41,469
                                                                    ------------
                                                                        639,561
                                                                    ------------

--------------------------------------------------------------------------------
TURKEY (1.7%)

AUTOMOTIVE (0.2%)
Ford Otomotiv Sanayii AS (b) . . . . . . . . . .         5,844,000       32,707
                                                                    ------------

BANKING (0.8%)
Turkiye Garanti Bankasi AS (b) . . . . . . . . .         47,482,999     111,264
                                                                    ------------

FINANCIAL SERVICES (0.7%)
Sabanci Holding AS . . . . . . . . . . . . . . .        22,125,000       93,990
                                                                    ------------
                                                                        237,961
                                                                    ------------

TOTAL COMMON STOCKS                                                  14,080,261
                                                                    ------------

WARRANTS (0.1%)

--------------------------------------------------------------------------------
HONG KONG (0.1%)

TELECOMMUNICATIONS (0.1%)
KBC FIN-CW04 China Mobile Ltd. . . . . . . . . .           440,000       16,998
                                                                    ------------

TOTAL WARRANTS                                                           16,998
                                                                    ------------

REPURCHASE AGREEMENTS (1.2%)

CS First Boston, 0.94% dated 10/31/03,
due 11/03/03, repurchase price $86,437
(Fully collateralized by
AA Rated Corporate Bonds). . . . . . . . . . . .  $         86,430       86,430
Lehman Brothers, Inc., 0.94% dated 10/31/03,
due 11/03/03, repurchase price $16,007
(Fully collateralized by U.S. Agency Securities)            16,006       16,006
Nomura Securities, 0.94% dated 10/31/03,
due 11/03/03, repurchase price $69,150
(Fully collateralized by
AA Rated Corporate Bonds). . . . . . . . . . . .            69,144       69,144
                                                                    ------------

TOTAL REPURCHASE AGREEMENTS                                             171,580
                                                                    ------------

TOTAL INVESTMENTS (COST $11,743,701) (A) - 100.1%                    14,268,839

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%                           (9,456)
                                                                    ------------

NET ASSETS - 100.0%                                                 $14,259,383
                                                                    ------------
                                                                    ------------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.
(c)  Preferred  stock.

ADR  American  Depositary  Receipt
GDR  Global  Depositary  Receipt

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

46 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

INTERNATIONAL  Series

GARTMORE  INTERNATIONAL  GROWTH  FUND

Class  A  Shares  symbol:  GIGAX
Class  B  Shares  symbol:  GIGBX
Class  C  Shares  symbol:  GIGCX
Institutional  Service  Class  symbol:  GIGSX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund returned 29.74%* versus 30.40% for its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index.

For broader comparison, the average return for this Fund's peer category (International Funds) was 24.51%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

Robust global economic data, especially in the United States, China and Japan, as well as surprisingly strong profit growth from many countries, drove a global equity market rally during the second half of the period.

The rally was broad-based as all countries within the Index posted positive returns. Top country contributors in the Index included the United Kingdom, Japan and Canada, up 50%. The best performers among sectors were financials and information technology.

The Fund's strategic positioning helped it to capture the rebound in Japanese stocks as well as financial and information technology stocks. Japan rallied late in the period thanks to an upturn in the economy spurred by increased capital spending and improving profits. The Fund's Japanese holdings posted a 62% return versus 34% for the Index because of good stock selection.

Stock selection within the industrial sector detracted from Fund performance; returns were hurt because the Fund did not own Swiss stock ABB Ltd., which gained 341%. Poor returns within the airline and electrical equipment industries also hurt performance.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

As of Oct. 31, 2003, top holdings included Credit Suisse Group, the global financial services firm; The News Corp. Ltd. ADR, a global media company headquartered in Australia; and Koninklijke Philips Electronics N.V., the world's third-largest consumer electronics manufacturer.

New purchases included Japanese financial stocks, such as UFJ Holdings, Inc. and Nomura Holdings, Inc. These stocks should gain from Japan's improving stock market. Sales included a reduction in Deutsche Telekom AG, Germany's largest telecommunications stock, which was reduced due to Germany's stalled economy and its dampening impact on earnings. We also sold our position in TotalFinaElf S.A., based on our concerns about production growth.

HOW  IS  THE  FUND  POSITIONED?

During the remainder of 2003, we expect global economic growth to continue to improve, and we anticipate better corporate profits. This is supported by evidence that earnings upgrades across all major markets now outnumber downgrades for the first time since the first half of 2000. Thus, we will continue to position the portfolio for an economic recovery with overweightings in those markets that are economically sensitive, such as Japan and Asia. We also will continue to favor cyclical industries such as technology, industrials and materials.

PORTFOLIO  MANAGER:  Gartmore  Global  Partners  -  Subadviser

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $7,135,631
OCTOBER  31,  2003

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                                         1 YR.   INCEPTION1
------------------------------------------------------------
Class A. . . . . . . . . . .  w/o SC2    29.74%      -10.72%
                              w/SC3      22.24%      -12.37%
------------------------------------------------------------
Class B. . . . . . . . . . .  w/o SC2    28.68%      -11.37%
                              w/SC4      23.68%      -12.22%
------------------------------------------------------------
Class C5 . . . . . . . . . .  w/o SC2    28.71%      -11.21%
                              w/SC6      26.52%      -11.49%
------------------------------------------------------------
Institutional Service Class7             30.07%      -10.44%
------------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  August  30,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC)
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns until the creation of Class C shares (3/1/01) include the performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

DATE        CLASS A  MSCI AC WORLD FREE EX U.S.   CPI
-------------------------------------------------------
8/30/2000.    9,425                      10,000  10,000
10/31/2000    8,351                       9,145  10,069
10/31/2001    5,834                       6,866  10,284
10/31/2002    5,071                       6,118  10,492
10/31/2003    6,579                       7,979  10,755

Comparative performance of $10,000 invested in Class A shares of the Gartmore International Growth Fund, Morgan Stanley Capital International All Country World Free ex U.S. Index (MSCI AC World Free ex U.S.)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The MSCI AC World Free ex U.S. is an index that contains companies that are replicas of their local markets not including any securities in the United States.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

                                                           2003 ANNUAL REPORT 47
--------------------------------------------------------------------------------

INTERNATIONAL  Series

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  INTERNATIONAL  GROWTH  FUND

COMMON  STOCKS  (94.3%)

                                            SHARES OR
                                         PRINCIPAL AMOUNT   VALUE
-------------------------------------------------------------------

AUSTRALIA (4.6%)

DIVERSIFIED (1.5%)
Brambles Industries Ltd.. . . . . . . .            33,400  $110,674
                                                           --------

MULTIMEDIA (3.1%)
The News Corp. Ltd. ADR . . . . . . . .             6,300   224,595
                                                           --------
                                                            335,269
                                                           --------

-------------------------------------------------------------------
AUSTRIA (1.4%)

FINANCIAL SERVICES (1.4%)
Bank Austria Creditanstalt (b). . . . .             2,400   104,569
                                                           --------

-------------------------------------------------------------------
CANADA (3.4%)

MINING (1.1%)
Inco Limited Mines (b). . . . . . . . .             2,400    79,645
                                                           --------

OIL & GAS (0.9%)
Suncor Energy, Inc. . . . . . . . . . .             3,100    65,126
                                                           --------

TRANSPORTATION (1.4%)
Canadian National Railway Co. . . . . .             1,800   108,228
                                                           --------
                                                            252,999
                                                           --------

-------------------------------------------------------------------
CHINA (1.1%)

OIL & GAS (1.1%)
CNOOC Ltd.. . . . . . . . . . . . . . .            44,000    83,006
                                                           --------

-------------------------------------------------------------------
FINLAND (2.0%)

OIL & GAS (2.0%)
Fortum Oyj. . . . . . . . . . . . . . .            16,300   150,264
                                                           --------

-------------------------------------------------------------------
FRANCE (3.8%)

AUTOMOTIVE (1.0%)
Renault SA. . . . . . . . . . . . . . .             1,100    72,761
                                                           --------

BANKING (1.4%)
Societe Generale. . . . . . . . . . . .             1,400   103,997
                                                           --------

FOOD & BEVERAGE (1.4%)
Pernod-Ricard SA. . . . . . . . . . . .             1,100   106,136
                                                           --------
                                                            282,894
                                                           --------

-------------------------------------------------------------------
GERMANY (7.7%)

AUTOMOTIVE (1.8%)
Bayerische Motoren Werke AG . . . . . .             1,298    52,058
Daimlerchrysler AG. . . . . . . . . . .             2,000    73,880
                                                           --------
                                                            125,938
                                                           --------

BANKING (1.3%)
Bayerische Vereins AG (b) . . . . . . .             2,700    58,946
Deutsche Bank AG. . . . . . . . . . . .               578    38,098
                                                           --------
                                                             97,044
                                                           --------

COMPUTER SOFTWARE & SERVICES (1.0%)
SAP AG. . . . . . . . . . . . . . . . .               500    72,482
                                                           --------

INSURANCE (1.1%)
Muenchener Rueckversucherungs
Gesellschaft AG . . . . . . . . . . . .               700    83,491
                                                           --------

MANUFACTURING (1.3%)
Siemens AG. . . . . . . . . . . . . . .             1,400    94,069
                                                           --------

TELECOMMUNICATIONS (1.2%)
Deutsche Telekom AG (b) . . . . . . . .             5,824    91,400
                                                           --------
                                                            564,424
                                                           --------

-------------------------------------------------------------------
IRELAND (2.8%)

BANKING (1.3%)
Allied Irish Banks PLC. . . . . . . . .             6,500    95,058
                                                           --------

BUILDING & CONSTRUCTION (1.5%)
CRH PLC . . . . . . . . . . . . . . . .             6,300   113,298
                                                           --------
                                                            208,356
                                                           --------

-------------------------------------------------------------------
ITALY (1.8%)

FINANCE SERVICES (1.0%)
Banca Fideuram SpA. . . . . . . . . . .            11,300    70,936
                                                           --------

TELECOMMUNICATIONS (0.8%)
Telecom Italia SpA (b). . . . . . . . .            23,766    62,025
                                                           --------
                                                            132,961
                                                           --------

-------------------------------------------------------------------
JAPAN (21.0%)

AUTOMOTIVE (3.6%)
Mitsubishi Corp.. . . . . . . . . . . .             8,000    83,031
Nissan Motor Co. Ltd. . . . . . . . . .            16,400   183,789
                                                           --------
                                                            266,820
                                                           --------

BANKING (1.7%)
Mitsubishi Tokyo Financial Group, Inc..                17   122,163
                                                           --------

ELECTRONICS (4.1%)
Canon, Inc. . . . . . . . . . . . . . .             3,000   145,177
Sanyo Electric Co. Ltd. . . . . . . . .            12,000    55,014
Sony Corp.. . . . . . . . . . . . . . .             2,900   101,032
                                                           --------
                                                            301,223
                                                           --------

FINANCIAL SERVICES (5.5%)
Nomura Holdings, Inc. . . . . . . . . .             8,000   137,390
Orix Corp.. . . . . . . . . . . . . . .             1,400   117,797
UFJ Holdings, Inc.. . . . . . . . . . .                35   149,634
                                                           --------
                                                            404,821
                                                           --------

REAL ESTATE (0.9%)
Mitsui Fudosan Co. Ltd. . . . . . . . .             7,000    65,138
                                                           --------

48 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                                SHARES OR
                                             PRINCIPAL AMOUNT    VALUE
-------------------------------------------------------------------------

JAPAN (continued)

RETAIL (1.2%)
Marui Co. Ltd.. . . . . . . . . . . . . . .             6,800  $   86,349
                                                               ----------

SEMICONDUCTORS (2.4%)
NEC Electronics Corp. PLC (b) . . . . . . .             2,300     176,996
                                                               ----------

STEEL (1.6%)
Nippon Steel Corp.. . . . . . . . . . . . .            56,000     115,123
                                                               ----------
                                                                1,538,633
                                                               ----------

-------------------------------------------------------------------------
KOREA (2.6%)

ELECTRONICS (2.6%)
Samsung Electronics Co. Ltd.. . . . . . . .               965     193,000
                                                               ----------

-------------------------------------------------------------------------
NETHERLANDS (7.5%)

BANKING (2.1%)
ABN AMRO Holding NV . . . . . . . . . . . .             7,400     155,275
                                                               ----------

ELECTRONICS (2.6%)
Koninklijke (Royal) Philips Electronics NV.             7,200     194,100
                                                               ----------

OIL & GAS (2.8%)
Royal Dutch Petroleum Co. . . . . . . . . .             4,498     199,589
                                                               ----------
                                                                  548,964
                                                               ----------

-------------------------------------------------------------------------
RUSSIA (0.5%)

OIL & GAS TRANSMISSION (0.5%)
Gazprom ADR . . . . . . . . . . . . . . . .             1,400      33,432
                                                               ----------

-------------------------------------------------------------------------
SPAIN (1.0%)

TELECOMMUNICATIONS (1.0%)
Telefonica SA . . . . . . . . . . . . . . .             5,593      69,570
                                                               ----------

TELEVISION (0.0%)
Antena 3 Television (b) . . . . . . . . . .                18         618
                                                               ----------
                                                                   70,188
                                                               ----------

-------------------------------------------------------------------------
SWITZERLAND (9.1%)

BANKING (4.1%)
Credit Suisse Group . . . . . . . . . . . .             6,400     225,499
UBS AG. . . . . . . . . . . . . . . . . . .             1,300      79,829
                                                               ----------
                                                                  305,328
                                                               ----------

FINANCIAL SERVICES (2.2%)
Julius Baer Holding Ltd.. . . . . . . . . .               500     162,130
                                                               ----------

PHARMACEUTICALS (2.8%)
Alcon, Inc. . . . . . . . . . . . . . . . .             1,300      71,643
Novartis AG . . . . . . . . . . . . . . . .             3,500     133,411
                                                               ----------
                                                                  205,054
                                                               ----------
                                                                  672,512
                                                               ----------

-------------------------------------------------------------------------
TAIWAN (3.7%)

ELECTRONICS (1.2%)
AU Optronics Corp. ADR. . . . . . . . . . .             6,290      85,418
                                                               ----------

SEMICONDUCTORS (2.5%)
Taiwan Semiconductor Manufacturing Co.
Ltd. ADR (b). . . . . . . . . . . . . . . .            16,804     185,852
                                                               ----------
                                                                  271,270
                                                               ----------

-------------------------------------------------------------------------
UNITED KINGDOM (20.3%)

BANKING (2.8%)
Barclays PLC. . . . . . . . . . . . . . . .             8,700      73,374
HSBC Holdings PLC . . . . . . . . . . . . .             8,600     129,155
                                                               ----------
                                                                  202,529
                                                               ----------

BUILDING & CONSTRUCTION (2.0%)
George Wimpey PLC . . . . . . . . . . . . .            18,700     103,767
Westbury PLC. . . . . . . . . . . . . . . .             6,649      41,747
                                                               ----------
                                                                  145,514
                                                               ----------

GAMBLING (1.1%)
Hilton Group PLC. . . . . . . . . . . . . .            23,500      77,364
                                                               ----------

HOUSEHOLD PRODUCTS (0.8%)
Reckitt Benckiser PLC . . . . . . . . . . .             2,900      61,022
                                                               ----------

MINING (2.7%)
BHP Billiton PLC. . . . . . . . . . . . . .            10,900      85,594
Rio Tinto PLC . . . . . . . . . . . . . . .             4,600     111,547
                                                               ----------
                                                                  197,141
                                                               ----------

OIL & GAS (1.9%)
BP PLC. . . . . . . . . . . . . . . . . . .            20,629     143,176
                                                               ----------

PHARMACEUTICALS (3.3%)
AstraZeneca PLC . . . . . . . . . . . . . .             2,151     101,036
GlaxoSmithKline PLC . . . . . . . . . . . .             6,700     143,484
                                                               ----------
                                                                  244,520
                                                               ----------

TELECOMMUNICATIONS (3.6%)
Marconi Corp. PLC (b) . . . . . . . . . . .             8,500      78,755
Vodafone Group PLC. . . . . . . . . . . . .            64,051     134,506
WPP Group PLC . . . . . . . . . . . . . . .             5,900      56,217
                                                               ----------
                                                                  269,478
                                                               ----------

TELEVISION (2.1%)
Granada PLC . . . . . . . . . . . . . . . .            77,900     154,996
                                                               ----------
                                                                1,495,740
                                                               ----------

TOTAL COMMON STOCKS                                             6,938,481
                                                               ----------

                                                           2003 ANNUAL REPORT 49
--------------------------------------------------------------------------------

INTERNATIONAL  Series

October  31,  2003

GARTMORE  INTERNATIONAL  GROWTH  FUND  (Continued)

RIGHTS  (0.1%)

                                                      SHARES OR
                                                  PRINCIPAL AMOUNT     VALUE
-------------------------------------------------------------------------------

GERMANY (0.1%)

INSURANCE (0.1%)
Muenchener Rueckversicherungs Gesellschaft AG,
Expires 11/10/2003 . . . . . . . . . . . . . . .                700  $    5,786
                                                                     ----------

TOTAL RIGHTS                                                              5,786
                                                                     ----------

REPURCHASE AGREEMENTS (2.6%)

CS First Boston, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $96,404
(Fully collateralized by
AA Rated Corporate Bonds). . . . . . . . . . . .  $          96,396      96,396
Lehman Brothers, Inc., 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $17,852
(Fully collateralized by U.S. Agency Securities)             17,851      17,851
Nomura Securities, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $77,123
Fully collateralized by
AA Rated Corporate Bonds). . . . . . . . . . . .             77,117      77,117
                                                                     ----------

TOTAL REPURCHASE AGREEMENTS                                             191,364
                                                                     ----------

TOTAL INVESTMENTS (COST $6,474,137) (A) - 97.0%                       7,135,631

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.0%                            218,114
                                                                     ----------

NET ASSETS - 100.0%                                                  $7,353,745
                                                                     ----------
                                                                     ----------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities
(b)  Denotes  a  non-income  producing  security.

ADR  American  Depositary  Receipt
GDR  Global  Depositary  Receipt
PLC  Public  Limited  Company

At October 31 2003, the Fund's open forward foreign currency contracts were as follows:

                                                              UNREALIZED
                       DELIVERY   CONTRACT                   APPRECIATION
CURRENCY                 DATE       VALUE    MARKET VALUE   (DEPRECIATION)
---------------------------------------------------------------------------
SHORT CONTRACTS:
British Pound . . . .   11/03/03  $  53,548  $      53,303  $          245
Euro. . . . . . . . .   11/03/03    148,230        146,663           1,567
Hong Kong . . . . . .   11/04/03    136,622        136,659             (37)
Japanese Yen. . . . .   11/05/03    186,695        183,613           3,082
                                  -----------------------------------------
TOTAL SHORT CONTRACTS             $ 525,095  $     520,238           4,857
                                  -----------------------------------------
                                  -----------------------------------------
LONG CONTRACTS:
Hong Kong Dollar. . .   11/03/03  $  33,295  $      33,288  $           (7)
Japanese Yen. . . . .   11/04/03    314,653        308,908          (5,745)
Japanese Yen. . . . .   11/06/03     57,181         56,936            (245)
Swiss Franc . . . . .   11/04/03    147,489        146,421          (1,068)
                                  -----------------------------------------
TOTAL LONG CONTRACTS              $ 552,618  $     545,553  $       (7,065)
                                  -----------------------------------------
                                  -----------------------------------------

At  October,  31  2003  the  Fund's open long futures contracts were as follows:

                                               MARKET VALUE     UNREALIZED
NUMBER OF         LONG                          COVERED BY     APPRECIATION
CONTRACTS       CONTRACTS          EXPIRATION    CONTRACTS    (DEPRECIATION)
-----------------------------------------------------------------------------

4         Nikkei 225 US Dec 03       12/11/03  $     107,185  $         2,172

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

50 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

INTERNATIONAL  Series

GARTMORE  INTERNATIONAL  SMALL  CAP  GROWTH  FUND

Class  A  Shares  symbol:  GAIGX
Class  B  Shares  symbol:  GBIGX
Class  C  Shares  symbol:  GCIGX
Institutional  Service  Class  symbol:  GSIGX
Institutional  Class  symbol:  GIIGX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund returned 51.00%* versus 54.93% for its benchmark, the Morgan Stanley Capital International Europe,
Australasia  and  Far  East  (MSCI  EAFE)  Small  Cap  Index.

For broader comparison, the average return for this Fund's peer category (International Small-Cap Funds) was 47.55%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

As the global economic recovery began to take hold, international small-cap stocks outpaced their large-cap counterparts by 27% (according to the MSCI Indexes) because of the higher operating leverage of small-cap stocks and the ability of this asset class to react more quickly to changing economic conditions.

During the first half of the period, the Fund's performance was hampered by a growth bias when value was in favor, and by the Fund's emphasis on micro-cap, less-liquid stocks. The Fund's restructuring efforts, however, drove its outperformance during the second half of the period. This restructuring by the Fund included further diversification, a reduction in the Fund's growth bias, and an increase in the average market capitalization of the Fund's individual holdings.

The Fund's ability to take advantage of Japan's rebounding economy and Asia's new technology-driven product cycle also added to returns.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

The Fund's top holdings included Japanese stocks Aeon Mall Co. Ltd., a real estate firm; Hosiden Corp., an electronics component manufacturer; and Diamond Lease Co. Ltd., an industrial leasing provider.

Purchases by the Fund during the period included Majestic Wines PLC, a U.K. wine retailer; Medidep, a French medical services provider; and Saurer AG, a Swiss textiles manufacturer. Sales by the Fund were motivated by an attempt both to take profits and to reduce the portfolio's overall risk. The Fund either sold or reduced holdings in stocks such as UMC JAPAN, a Japanese semiconductor firm; Wooyoung Co., Ltd., a manufacturer of high-technology products for liquid crystal display (LCD) panels; and Shohkoh Fund & Co. Ltd., a Japanese lender to small and medium-sized businesses.

LIQUIDATION  OF  THE  FUND

On Dec. 12, 2003, the shareholders of the Fund, at a special meeting, approved a proposal by the Fund's Board of Trustees to liquidate the Fund. Pursuant to this shareholder approval, the Fund was liquidated and each shareholder of the Fund received a cash distribution equal to the value of that shareholder's Fund shares effective as of the close of business Dec. 19, 2003.

PORTFOLIO  MANAGER:  Gartmore  Global  Partners  -  Subadviser

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $5,457,295
OCTOBER  31,  2003

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                                        1 YR.   INCEPTION1
-----------------------------------------------------------
Class A. . . . . . . . . . .  w/o SC2   51.00%       -6.23%
                              w/SC3     42.22%       -8.15%
-----------------------------------------------------------
Class B. . . . . . . . . . .  w/o SC2   50.46%       -6.82%
                              w/SC4     45.46%       -7.81%
-----------------------------------------------------------
Class C5 . . . . . . . . . .  w/o SC2   50.46%       -6.82%
                              w/SC6     48.10%       -7.15%
-----------------------------------------------------------
Institutional Service Class7            51.81%       -5.87%
-----------------------------------------------------------
Institutional Class7 . . . .            52.07%       -5.76%
-----------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  December  21,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns until the creation of Class C shares (3/1/01) include the performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

DATE        CLASS A  MSCI EAFE SMALL CAP INDEX   CPI
------------------------------------------------------
12/21/2000    9,425                     10,000  10,000
10/31/2001    6,202                      8,480  10,213
10/31/2002    5,194                      7,689  10,420
10/31/2003    7,842                     11,583  10,681

Comparative performance of $10,000 invested in Class A shares of the Gartmore International Small Cap Growth Fund, Morgan Stanley Capital International Developed Countries Europe Australasia Far East Small Cap Index (MSCI EAFE Small Cap Index)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The MSCI EAFE Small Cap Index is an unmanaged index that is generally representative of the small-capitalization securities of international stock markets located outside the United States.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

                                                           2003 ANNUAL REPORT 51
--------------------------------------------------------------------------------

INTERNATIONAL  Series

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  INTERNATIONAL  SMALL  CAP  GROWTH  FUND

COMMON  STOCKS  (97.0%)

                                              SHARES OR
                                           PRINCIPAL AMOUNT   VALUE
---------------------------------------------------------------------

AUSTRALIA (5.6%)

BEVERAGES (0.6%)
Coca-Cola Amatil Ltd. . . . . . . . . . .             7,749  $ 32,385
                                                             --------

BUILDING PRODUCTS - CEMENT/AGGREGATE (0.7%)
James Hardie Industries NV. . . . . . . .             7,165    36,452
                                                             --------

CLOTHING (0.6%)
Billabong International Ltd.. . . . . . .             6,322    32,836
                                                             --------

COMMERCIAL SERVICES (0.8%)
Mayne Group Ltd.. . . . . . . . . . . . .            16,654    43,013
                                                             --------

MULTI-MEDIA (0.9%)
Publishing & Broadcasting Ltd.. . . . . .             5,169    44,195
                                                             --------

PUBLISHING (0.7%)
John Fairfax Holdings Ltd.. . . . . . . .            14,016    36,001
                                                             --------

STEEL - PRODUCERS (1.3%)
BHP Steel Ltd.. . . . . . . . . . . . . .            17,299    66,528
                                                             --------
                                                              291,410
                                                             --------

---------------------------------------------------------------------
BELGIUM (1.7%)

AUTO - RETAIL (0.8%)
SA D' Ieteren NV. . . . . . . . . . . . .               214    39,804
                                                             --------

PHARMACEUTICALS (0.9%)
Omega Pharma SA . . . . . . . . . . . . .             1,511    46,531
                                                             --------
                                                               86,335
                                                             --------

---------------------------------------------------------------------
BRAZIL (0.3%)

AEROSPACE/DEFENSE (0.3%)
Empresa Brasiliera de Aeronautica SA ADR.               518    13,442
                                                             --------

---------------------------------------------------------------------
CHINA (0.6%)

INFORMATION TECHNOLOGY (0.6%)
Travelsky Technology Ltd. . . . . . . . .            32,000    30,081
                                                             --------

---------------------------------------------------------------------
DENMARK (1.1%)

SECURITY SERVICES (1.1%)
Group 4 Falck A/S . . . . . . . . . . . .             2,475    55,541
                                                             --------

---------------------------------------------------------------------
FINLAND (2.0%)

BUILDING & CONSTRUCTION (0.5%)
Uponor Oyj. . . . . . . . . . . . . . . .             1,019    27,127
                                                             --------

TELECOMMUNICATIONS (0.8%)
Elisa Oyj (b) . . . . . . . . . . . . . .             3,537    42,146
                                                             --------

TRANSPORTATION - MARINE (0.7%)
Finnlines Oyj . . . . . . . . . . . . . .             1,091    34,624
                                                             --------
                                                              103,897
                                                             --------

---------------------------------------------------------------------
FRANCE (5.1%)

ADVERTISING/MARKETING (1.2%)
Trader.com NV (b) . . . . . . . . . . . .             5,511    54,456
                                                             --------

BUILDING & CONSTRUCTION (0.9%)
Eiffage SA. . . . . . . . . . . . . . . .               470    48,846
                                                             --------

ELECTRONICS (0.0%)
Cofidur (b) . . . . . . . . . . . . . . .             2,300     1,390
                                                             --------

HEALTHCARE (0.8%)
Medidep SA (b). . . . . . . . . . . . . .             2,130    42,589
                                                             --------

HOSPITALS (0.9%)
Generale de Sante . . . . . . . . . . . .             4,051    48,506
                                                             --------

REAL ESTATE INVESTMENT/MANAGEMENT (1.0%)
Pierre & Vacances . . . . . . . . . . . .               642    52,616
                                                             --------

TRANSPORT - TRUCK (0.3%)
Norbert Dentressangle . . . . . . . . . .               374    13,478
                                                             --------
                                                              261,881
                                                             --------

---------------------------------------------------------------------
GERMANY (2.3%)

ELECTRONIC COMPONENTS (1.1%)
Epcos AG (b). . . . . . . . . . . . . . .             2,606    53,168
                                                             --------

RETAIL (0.5%)
Takkt AG. . . . . . . . . . . . . . . . .             4,565    27,861
                                                             --------

TOYS (0.7%)
Zapf Creation AG. . . . . . . . . . . . .             1,214    37,610
                                                             --------
                                                              118,639
                                                             --------

---------------------------------------------------------------------
GREECE (0.8%)

BUILDING & CONSTRUCTION (0.4%)
Aktor SA Technical Co.. . . . . . . . . .             3,459    20,105
                                                             --------

RETAIL - CONSUMER ELECTRONICS (0.4%)
Germanos SA . . . . . . . . . . . . . . .               997    21,558
                                                             --------
                                                               41,663
                                                             --------

---------------------------------------------------------------------
HUNGARY (0.4%)

PHARMACEUTICALS (0.4%)
Gedeon Richter Rt. GDR. . . . . . . . . .               176    18,181
                                                             --------

---------------------------------------------------------------------
IRELAND (1.5%)

BANKING (0.6%)
DePfa Bank PLC. . . . . . . . . . . . . .               272    30,513
                                                             --------

52 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                         SHARES OR
                                      PRINCIPAL AMOUNT   VALUE
----------------------------------------------------------------

IRELAND (continued)

FOOD & BEVERAGE (0.9%)
Greencore Group. . . . . . . . . . .             9,819  $ 35,386
Greencore Group PLC. . . . . . . . .             3,000    10,809
                                                        --------
                                                          46,195
                                                        --------
                                                          76,708
                                                        --------

----------------------------------------------------------------
ITALY (3.7%)

BUILDING & CONSTRUCTION (0.6%)
Astaldi SpA. . . . . . . . . . . . .            10,301    32,153
                                                        --------

BUILDING PRODUCTS - CEMENT/AGGREGATE (1.5%)
Buzzi Unicem SpA . . . . . . . . . .             6,642    73,893
                                                        --------

CERAMIC PRODUCTS (0.2%)
Granitifiandre SpA . . . . . . . . .             1,108    10,163
                                                        --------

MANUFACTURING (0.9%)
Interpump Group SpA. . . . . . . . .            11,962    48,253
                                                        --------

PUBLISHING (0.5%)
Mondadori (Arnoldo) Editore SpA. . .             3,300    25,319
                                                        --------
                                                         189,781
                                                        --------

----------------------------------------------------------------
JAPAN (50.8%)

AUDIO/VIDEO PRODUCTS (0.9%)
D&M Holdings, Inc. (b) . . . . . . .             5,000    20,012
Hitachi Maxell Ltd.. . . . . . . . .             1,900    26,788
                                                        --------
                                                          46,800
                                                        --------

BANKING (3.9%)
Bank of Fukuoka Ltd. (The) . . . . .             8,000    33,402
Chiba Bank Ltd. (The). . . . . . . .            14,000    60,236
Joyo Bank Ltd. (The) . . . . . . . .             6,000    19,211
Suruga Bank Ltd. (The) . . . . . . .            14,000    87,742
                                                        --------
                                                         200,591
                                                        --------

BROKERAGE SERVICES (0.8%)
Matsui Securities Co. Ltd. . . . . .             1,800    43,226
                                                        --------

BUILDING & CONSTRUCTION (0.8%)
PanaHome Corp. . . . . . . . . . . .             8,000    39,369
                                                        --------

CHEMICALS - DIVERSIFIED (3.6%)
Dainippon Ink & Chemicals, Inc.. . .            23,000    45,818
Kaneka Corp. . . . . . . . . . . . .            13,000   101,342
Sumitomo Bakelite Co. Ltd. . . . . .             6,000    36,840
                                                        --------
                                                         184,000
                                                        --------

COMMERCIAL SERVICES (0.9%)
Nichii Gakkan Co.. . . . . . . . . .               880    47,868
                                                        --------

COMPUTER SOFTWARE/SERVICES (6.1%)
Access Co. Ltd. (b). . . . . . . . .                 1    57,579
Argo Graphics, Inc.. . . . . . . . .             1,400    35,275
Capcom Co. Ltd.. . . . . . . . . . .             3,200    41,334
Fuji Soft ABC, Inc.. . . . . . . . .             1,100    33,320
Nippon System Development Co. Ltd. .             3,600    65,657
Nomura Research Institute Ltd. . . .               800    80,411
                                                        --------
                                                         313,576
                                                        --------

COMPUTER SYSTEMS (0.7%)
Net One Systems Co. Ltd. . . . . . .                 5    37,477
                                                        --------

COMPUTERS - INTEGRATED SYSTEMS (1.6%)
Meitec Corp. . . . . . . . . . . . .               700    25,024
NEC Soft Ltd.. . . . . . . . . . . .             2,200    59,835
                                                        --------
                                                          84,859
                                                        --------

ELECTRONIC COMPONENTS (6.3%)
Dainippon Screen Mfg. Co. Ltd. (b) .            12,000    85,687
Hosiden Corp.. . . . . . . . . . . .             4,500    62,219
Shinko Electric Industries Co. Ltd..             3,300    81,048
UMC Japan (b). . . . . . . . . . . .                73    99,603
                                                        --------
                                                         328,557
                                                        --------

ELECTRONICS (1.6%)
Anritsu Corp. (b). . . . . . . . . .             7,000    45,717
Yamaichi Electronics Co. Ltd.. . . .             3,500    39,351
                                                        --------
                                                          85,068
                                                        --------

FINANCIAL SERVICES (1.4%)
OMC Card, Inc. . . . . . . . . . . .            22,000    70,442
                                                        --------

LEASING (1.9%)
Diamond Lease Co. Ltd. . . . . . . .             3,600    96,111
                                                        --------

MACHINERY (1.3%)
Mori Seiki Co. Ltd.. . . . . . . . .             4,200    26,170
Tsubaki Nakashima Co. Ltd. . . . . .             3,500    42,566
                                                        --------
                                                          68,736
                                                        --------

MANUFACTURING (1.2%)
Kawasaki Heavy Industries Ltd. . . .            16,000    20,230
Nitta Corp.. . . . . . . . . . . . .             2,900    40,097
                                                        --------
                                                          60,327
                                                        --------

METALS (1.7%)
Mitsubishi Materials Corp. (b) . . .            42,000    67,622
Sumitomo Titanium Corp.. . . . . . .             1,300    21,581
                                                        --------
                                                          89,203
                                                        --------

POWER CONVERSION/SUPPLY EQUIPMENT (0.7%)
Eneserve Corp. . . . . . . . . . . .               900    36,840
                                                        --------

                                                           2003 ANNUAL REPORT 53
--------------------------------------------------------------------------------

INTERNATIONAL  Series

October  31,  2003

GARTMORE  INTERNATIONAL  SMALL  CAP  GROWTH  FUND  (Continued)

COMMON  STOCKS  (CONTINUED)

                                                SHARES OR
                                             PRINCIPAL AMOUNT    VALUE
-------------------------------------------------------------------------
JAPAN (continued)

REAL ESTATE OPERATORS/DEVELOPERS (4.7%)
Aeon Mall Co. Ltd. (b). . . . . . . . . . .             1,800  $   62,219
Creed Corp. . . . . . . . . . . . . . . . .                15      41,888
Heiwa Real Estate Co. Ltd.. . . . . . . . .            17,500      60,331
Leopalace21 Corp. . . . . . . . . . . . . .             4,000      39,660
Urban Corp. . . . . . . . . . . . . . . . .             3,600      41,195
                                                               ----------
                                                                  245,293
                                                               ----------

RETAIL - CONSUMER ELECTRONICS (1.5%)
Yamada Denki Co. Ltd. . . . . . . . . . . .             2,500      79,592
                                                               ----------

RETAIL - FOOD PRODUCTS (1.1%)
Ryohin Keikaku Co. Ltd. . . . . . . . . . .             1,700      54,587
                                                               ----------

RETAIL - MAJOR DEPARTMENT STORES (1.1%)
Daimura, Inc. . . . . . . . . . . . . . . .             5,000      29,472
Parco Co. Ltd.. . . . . . . . . . . . . . .             5,000      27,243
                                                               ----------
                                                                   56,715
                                                               ----------

RETAIL - TOY STORES (0.4%)
Toys R Us - Japan Ltd.. . . . . . . . . . .             1,100      21,613
                                                               ----------

SHIPBUILDING (1.7%)
Mitsui Engineering & Shipbuilding Co. Ltd..            57,000      87,625
                                                               ----------

STEEL (1.6%)
Osaka Steel Co. Ltd.. . . . . . . . . . . .             3,700      33,724
Tokyo Steel Manufacturing Co. Ltd.. . . . .             5,300      51,536
                                                               ----------
                                                                   85,260
                                                               ----------

TELECOMMUNICATION EQUIPMENT (2.1%)
Denki Kogyo Co. Ltd.. . . . . . . . . . . .             9,000      28,817
ITX Corp. (b) . . . . . . . . . . . . . . .                44      81,648
                                                               ----------
                                                                  110,465
                                                               ----------

TEXTILES (1.2%)
Toyobo Co. Ltd. . . . . . . . . . . . . . .            30,000      60,581
                                                               ----------
                                                                2,634,781
                                                               ----------

-------------------------------------------------------------------------
KOREA (2.3%)

ELECTRONIC COMPONENTS (1.7%)
Interflex Co. Ltd.. . . . . . . . . . . . .             1,836      43,902
KH Vatec Co. Ltd. . . . . . . . . . . . . .               352      16,775
Wooyoung Co. Ltd. . . . . . . . . . . . . .             4,807      24,573
                                                               ----------
                                                                   85,250
                                                               ----------

FINANCE (0.6%)
Daishin Securities Co. Ltd. . . . . . . . .             2,280      32,847
                                                               ----------
                                                                  118,097
                                                               ----------

-------------------------------------------------------------------------
MEXICO (2.7%)

BROADCASTING & TELEVISION (0.8%)
TV Azteca SA. . . . . . . . . . . . . . . .             5,348      43,265
                                                               ----------

FINANCIAL SERVICES (0.6%)
Grupo Financiero Banorte SA de CV . . . . .             9,809      31,919
                                                               ----------

RETAIL (1.3%)
Grupo Elektra SA de CV ADR. . . . . . . . .             3,171      63,040
                                                               ----------
                                                                  138,224
                                                               ----------

-------------------------------------------------------------------------
NETHERLANDS (2.2%)

BROADCASTING & TELEVISION (0.7%)
Fox Kids Europe NV (b). . . . . . . . . . .             4,378      33,845
                                                               ----------

SATELLITE TELECOMMUNICATIONS (1.5%)
New Skies Satellites NV (b) . . . . . . . .            12,299      81,782
                                                               ----------
                                                                  115,627
                                                               ----------

-------------------------------------------------------------------------
SPAIN (1.2%)

MULTI-MEDIA (0.1%)
Recoletos Grupo de Comunicacion SA. . . . .               941       7,220
                                                               ----------

SECURITY SERVICES (1.1%)
Prosegur, Compania de Seguridad SA. . . . .             3,266      53,154
                                                               ----------
                                                                   60,374
                                                               ----------

-------------------------------------------------------------------------
SWEDEN (0.8%)

TELECOMMUNICATION SERVICES (0.8%)
Song Networks Holding AB (b). . . . . . . .             6,610      43,215
                                                               ----------

-------------------------------------------------------------------------
SWITZERLAND (1.8%)

BROKERAGE SERVICES (0.7%)
Compagnie Financiere Tradition. . . . . . .               416      35,826
                                                               ----------

MACHINERY (1.1%)
Saurer AG . . . . . . . . . . . . . . . . .             1,383      59,034
                                                               ----------
                                                                   94,860
                                                               ----------

-------------------------------------------------------------------------
TAIWAN (0.8%)

COMPUTER EQUIPMENT (0.8%)
Career Technology (Mfg.) Co. Ltd. (b) . . .            18,000      24,371
U-TECH Media Corp.. . . . . . . . . . . . .            21,280      19,041
                                                               ----------
                                                                   43,412
                                                               ----------

-------------------------------------------------------------------------
UNITED KINGDOM (9.3%)

AUTO/RELATED PRODUCTS (0.9%)
Reg Vardy PLC . . . . . . . . . . . . . . .             5,708      46,566
                                                               ----------

54 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                                      SHARES OR
                                                  PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------

UNITED KINGDOM (continued)

BREWERY (0.7%)
Majestic Wine PLC. . . . . . . . . . . . . . . .              2,575  $   35,248
                                                                     -----------

BROADCASTING & TELEVISION (1.2%)
HIT Entertainment PLC. . . . . . . . . . . . . .             14,460      67,479
                                                                     -----------

BUILDING & CONSTRUCTION (0.7%)
Westbury PLC . . . . . . . . . . . . . . . . . .              5,440      34,156
                                                                     -----------

COMPUTER SOFTWARE (1.1%)
Eidos PLC (b). . . . . . . . . . . . . . . . . .             22,201      58,771
                                                                     -----------

DATA/INTERNET (1.1%)
NDS Group PLC ADR (b). . . . . . . . . . . . . .              3,301      57,801
                                                                     -----------

INSURANCE (1.1%)
Cox Insurance Holdings PLC (b) . . . . . . . . .             40,941      55,837
                                                                     -----------

RETAIL - SPECIALTY (0.6%)
HMV Group PLC. . . . . . . . . . . . . . . . . .             12,274      32,701
                                                                     -----------

TELECOMMUNICATIONS (1.2%)
Spirent PLC (b). . . . . . . . . . . . . . . . .             57,840      63,308
                                                                     -----------

TELEVISION (0.7%)
Chrysalis Group PLC. . . . . . . . . . . . . . .             10,108      35,849
                                                                     -----------
                                                                        487,716
                                                                     -----------

TOTAL COMMON STOCKS                                                   5,023,865
                                                                     -----------

PREFERRED STOCKS (0.5%)

--------------------------------------------------------------------------------
GERMANY (0.5%)

MACHINERY (0.5%)
Krones AG. . . . . . . . . . . . . . . . . . . .                352  $   24,961
                                                                     -----------

TOTAL PREFERRED STOCKS                                                   24,961
                                                                     -----------

REPURCHASE  AGREEMENTS  (7.9%)

CS First Boston, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $205,775
(Fully collateralized by
AA Rated Corporate Bonds). . . . . . . . . . . .  $         205,759  $  205,759
Lehman Brothers, Inc., 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $38,106
(Fully collateralized by U.S. Agency Securities)             38,103      38,103
Nomura Securities, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $164,620
(Fully collateralized by
AA Rated Corporate Bonds). . . . . . . . . . . .            164,607     164,607
                                                                     -----------

TOTAL REPURCHASE AGREEMENTS                                             408,469
                                                                     -----------

TOTAL INVESTMENTS (COST $4,317,684) (A) - 105.4%                      5,457,295

LIABILITIES IN EXCESS OF OTHER ASSETS - (5.4)%                         (281,741)
                                                                     -----------

NET ASSETS - 100.0%                                                  $5,175,554
                                                                     -----------
                                                                     -----------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.

ADR  American  Depositary  Receipt
GDR  Global  Depositary  Receipt
PLC  Public  Limited  Company

At October 31 2003, the Fund's open forward foreign currency contracts were as follows:

                                                             UNREALIZED
                       DELIVERY  CONTRACT                   APPRECIATION
CURRENCY                 DATE      VALUE    MARKET VALUE   (DEPRECIATION)
--------------------------------------------------------------------------
SHORT CONTRACT:
Japanese Yen. . . . .  11/04/03  $  10,287  $      10,152  $          135
Japanese Yen. . . . .  11/04/03     44,356         43,546             810
Japanese Yen. . . . .  11/05/03     27,307         26,856             451
                                 -----------------------------------------
TOTAL SHORT CONTRACTS            $  81,950  $      80,554  $        1,396
                                 -----------------------------------------
                                 -----------------------------------------
LONG CONTRACTS:
Hong Kong Dollar. . .  11/04/03  $  19,034  $      19,039  $            5
Japanese Yen. . . . .  11/06/03    321,512        320,135          (1,377)
                                 -----------------------------------------
TOTAL LONG CONTRACTS             $ 340,546  $     339,174  $       (1,372)
                                 -----------------------------------------
                                 -----------------------------------------

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

                                                           2003 ANNUAL REPORT 55
--------------------------------------------------------------------------------

INTERNATIONAL  Series

STATEMENTS  OF  ASSETS  AND  LIABILITIES
October  31,  2003

                                                                     GARTMORE          GARTMORE              GARTMORE
                                                                 EMERGING MARKETS    INTERNATIONAL    INTERNATIONAL SMALL CAP
                                                                       FUND           GROWTH FUND           GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value
(cost $11,572,121; $6,282,773 and $3,909,215; respectively). .  $      14,097,259   $    6,944,267   $              5,048,826
Repurchase agreements, at cost . . . . . . . . . . . . . . . .            171,580          191,364                    408,469
                                                              ----------------------------------------------------------------
Total Investment . . . . . . . . . . . . . . . . . . . . . . .         14,268,839        7,135,631                  5,457,295
                                                              ----------------------------------------------------------------
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  -          261,031                          -
Foreign currency, at value
(cost $88,096, $1,243 and $3,455; respectively). . . . . . . .             88,142            1,267                      3,461
Interest and dividends receivable. . . . . . . . . . . . . . .             26,764            5,039                      7,363
Receivable for capital shares issued . . . . . . . . . . . . .              4,709                -                          -
Receivable for investments sold. . . . . . . . . . . . . . . .             75,622          520,213                     99,058
Unrealized appreciation on forward foreign currency contracts.                  -            4,894                      1,401
Receivable from adviser. . . . . . . . . . . . . . . . . . . .              4,359            4,091                      4,475
Reclaims receivable. . . . . . . . . . . . . . . . . . . . . .                  -            4,735                      2,812
Prepaid expenses and other assets. . . . . . . . . . . . . . .             16,690           16,628                        566
                                                              ----------------------------------------------------------------
Total Assets . . . . . . . . . . . . . . . . . . . . . . . . .         14,485,125        7,953,529                  5,576,431
                                                              ----------------------------------------------------------------
LIABILITIES:
Payable to custodian . . . . . . . . . . . . . . . . . . . . .              8,436                -                          -
Payable for investments purchased. . . . . . . . . . . . . . .            193,672          577,599                    390,267
Unrealized depreciation on forward foreign currency contracts.                  -            7,102                      1,377
Payable for variation margin on futures contracts. . . . . . .                  -            2,000                          -
Accrued expenses and other payables
Investment advisory fees . . . . . . . . . . . . . . . . . . .             12,638            6,206                      4,712
Fund administration and transfer agent fees. . . . . . . . . .              3,216            2,470                      2,439
Distribution fees. . . . . . . . . . . . . . . . . . . . . . .              4,329            2,576                      1,295
Administrative servicing fees. . . . . . . . . . . . . . . . .                456               22                         89
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,995            1,809                        698
                                                              ----------------------------------------------------------------
Total Liabilities. . . . . . . . . . . . . . . . . . . . . . .            225,742          599,784                    400,877
                                                              ----------------------------------------------------------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . .  $      14,259,383   $    7,353,745   $              5,175,554
                                                              ----------------------------------------------------------------
                                                              ----------------------------------------------------------------
REPRESENTED BY:
Capital. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $      12,376,330   $   10,030,151   $              5,524,596
Accumulated net investment income (loss) . . . . . . . . . . .             (3,951)           2,165                        (18)
Accumulated net realized gains (losses)
from investment, futures, and foreign currency transactions. .           (638,903)      (3,345,510)                (1,487,608)
Net unrealized appreciation (depreciation)
on investments, futures, and translation of assets and
liabilities denominated in foreign currencies. . . . . . . . .          2,525,907          666,939                  1,138,584
                                                              ----------------------------------------------------------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . .  $      14,259,383   $    7,353,745   $              5,175,554
                                                              ----------------------------------------------------------------
                                                              ----------------------------------------------------------------

See  notes  to  financial  statements.

56 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                                      GARTMORE          GARTMORE              GARTMORE
                                                  EMERGING MARKETS    INTERNATIONAL    INTERNATIONAL SMALL CAP
                                                        FUND           GROWTH FUND           GROWTH FUND
---------------------------------------------------------------------------------------------------------------
NET ASSETS:
Class A Shares. . . . . . . . . . . . . . . . .  $       9,070,426   $    2,592,307   $              2,011,210
Class B Shares. . . . . . . . . . . . . . . . .          2,009,727        2,395,193                  1,048,272
Class C Shares. . . . . . . . . . . . . . . . .          1,398,197           16,128                     10,173
Institutional Service Class Shares. . . . . . .          1,781,033        2,350,117                  1,051,476
Institutional Class Shares. . . . . . . . . . .                  -                -                  1,054,423
                                               ----------------------------------------------------------------
Total . . . . . . . . . . . . . . . . . . . . .  $      14,259,383   $    7,353,745   $              5,175,554
                                               ----------------------------------------------------------------
                                               ----------------------------------------------------------------
SHARES OUTSTANDING
(unlimited number of shares authorized):
Class A Shares. . . . . . . . . . . . . . . . .            860,404          371,271                    241,666
Class B Shares. . . . . . . . . . . . . . . . .            194,462          351,107                    128,377
Class C Shares. . . . . . . . . . . . . . . . .            133,471            2,352                      1,246
Institutional Service Class Shares. . . . . . .            167,072          333,333                    125,000
Institutional Class Shares. . . . . . . . . . .                  -                -                    125,000
                                               ----------------------------------------------------------------
Total . . . . . . . . . . . . . . . . . . . . .          1,355,409        1,058,063                    621,289
                                               ----------------------------------------------------------------
                                               ----------------------------------------------------------------
NET ASSET VALUE:
Class A Shares. . . . . . . . . . . . . . . . .  $           10.54   $         6.98   $                   8.32
Class B Shares (a). . . . . . . . . . . . . . .  $           10.33   $         6.82   $                   8.17
Class C Shares (b). . . . . . . . . . . . . . .  $           10.47   $         6.86   $                   8.17
Institutional Service Class Shares. . . . . . .  $           10.66   $         7.05   $                   8.41
Institutional Class Shares. . . . . . . . . . .  $               -   $            -   $                   8.44

MAXIMUM OFFERING PRICE PER SHARE
(100%/100%-maximum sales charge) of
net asset value adjusted to the nearest cent):
Class A Shares. . . . . . . . . . . . . . . . .  $           11.18   $         7.41   $                   8.83
Class C Shares. . . . . . . . . . . . . . . . .  $           10.58   $         6.93   $                   8.25
                                               ----------------------------------------------------------------
Maximum Sales Charge - Class A Shares . . . . .               5.75%            5.75%                      5.75%
                                               ----------------------------------------------------------------
                                               ----------------------------------------------------------------
Maximum Sales Charge - Class C Shares . . . . .               1.00%            1.00%                      1.00%
                                               ----------------------------------------------------------------
                                               ----------------------------------------------------------------

(a) For Class B shares, the redemption price per share varies by length of time shares are held.
(b) For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year. See notes to financial statements.

                                                           2003 ANNUAL REPORT 57
--------------------------------------------------------------------------------

INTERNATIONAL  Series

STATEMENTS  OF  OPERATIONS
For  the  Year  Ended  October  31,  2003

                                                                           GARTMORE          GARTMORE            GARTMORE
                                                                       EMERGING MARKETS    INTERNATIONAL    INTERNATIONAL SMALL
                                                                             FUND           GROWTH FUND       CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income. . . . . . . . . . . . . . . . . . . . . . . . . . .  $           2,536   $        1,434   $              2,321
Dividend income (net of foreign withholding tax of
13,662, $13,336 and $6,142; respectively) . . . . . . . . . . . . .             183,516          121,065                 63,556
                                                                    ------------------------------------------------------------
Total Income . . . . . . . . . . . . . . . . . . . . . . . . . . . .            186,052          122,499                 65,877
                                                                    ------------------------------------------------------------
EXPENSES:
Investment advisory fees . . . . . . . . . . . . . . . . . . . . . .             83,924           59,995                 38,849
Fund administration and transfer agent fees. . . . . . . . . . . . .             27,050           25,752                 24,026
Distribution fees Class A. . . . . . . . . . . . . . . . . . . . . .             10,611            5,328                  3,003
Distribution fees Class B. . . . . . . . . . . . . . . . . . . . . .             15,862           19,403                  7,737
Distribution fees Class C. . . . . . . . . . . . . . . . . . . . . .              1,364              121                     52
Administrative servicing fees Class A. . . . . . . . . . . . . . . .              3,552               84                    598
Registration and filing fees . . . . . . . . . . . . . . . . . . . .             34,329           34,175                 39,295
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             11,136            7,198                  3,090
                                                                    ------------------------------------------------------------
Total expenses before reimbursed expenses. . . . . . . . . . . . . .            187,828          152,056                116,650
Expenses reimbursed. . . . . . . . . . . . . . . . . . . . . . . . .            (43,053)         (43,127)               (56,877)
                                                                    ------------------------------------------------------------
Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . .            144,775          108,929                 59,773
                                                                    ------------------------------------------------------------
NET INVESTMENT INCOME (LOSS) . . . . . . . . . . . . . . . . . . . .             41,277           13,570                  6,104
                                                                    ------------------------------------------------------------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions . . . . . . .            870,290          826,296                 53,922
Net realized gains (losses) on futures transactions. . . . . . . . .                  -           60,727                      -
Net realized gains (losses) on foreign currency transactions . . . .            (45,785)        (141,555)               (39,544)
                                                                    ------------------------------------------------------------
Net realized gains (losses) on investment, futures,
and foreign currency transactions. . . . . . . . . . . . . . . . . .            824,505          745,468                 14,378
Net change in unrealized appreciation/depreciation
on investments, futures, and translation of assets and liabilities
denominated in foreign currencies. . . . . . . . . . . . . . . . . .          2,771,822          928,479              1,783,667
                                                                    ------------------------------------------------------------
Net realized/unrealized gains (losses) on investments, futures,
and foreign currencies . . . . . . . . . . . . . . . . . . . . . . .          3,596,327        1,673,947              1,798,045
                                                                    ------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . .  $       3,637,604   $    1,687,517   $          1,804,149
                                                                    ------------------------------------------------------------
                                                                    ------------------------------------------------------------

See  notes  to  financial  statements.

58 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENTS  OF  CHANGES  IN  NET  ASSETS

                                        GARTMORE  EMERGING                   GARTMORE  INTERNATIONAL      GARTMORE INTERNATIONAL
                                           MARKETS  FUND                           GROWTH  FUND          SMALL  CAP  GROWTH  FUND
                              ---------------------------------------------------------------------------------------------------
                                   YEAR ENDED          YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED
                                OCTOBER 31, 2003    OCTOBER 31, 2002   OCTOBER 31, 2003    OCTOBER 31, 2002   OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
Net investment income (loss) .  $          41,277  $         (29,397)  $          13,570  $           3,846   $           6,104
Net realized gains (losses)
on investment, futures, and
foreign currency transactions.            824,505           (691,207)            745,468           (892,076)             14,378
Net change in unrealized
appreciation/depreciation
on investments, futures,
and translation of assets
and liabilities denominated
In foreign currencies. . . . .          2,771,822            999,702             928,479             59,121           1,783,667
                              ---------------------------------------------------------------------------------------------------
Change in net assets
resulting from operations. . .          3,637,604            279,098           1,687,517           (829,109)          1,804,149
                              ---------------------------------------------------------------------------------------------------
Change in net assets
from capital transactions. . .          6,022,767          1,076,593              44,605            134,097             463,580
                              ---------------------------------------------------------------------------------------------------
Change in net assets . . . . .          9,660,371          1,355,691           1,732,122           (695,012)          2,267,729

NET ASSETS:
Beginning of period. . . . . .          4,599,012          3,243,321           5,621,623          6,316,635           2,907,825
                              ---------------------------------------------------------------------------------------------------
End of period. . . . . . . . .  $      14,259,383  $       4,599,012   $       7,353,745  $       5,621,623   $       5,175,554
                              ---------------------------------------------------------------------------------------------------
                              ---------------------------------------------------------------------------------------------------

                           GARTMORE INTERNATIONAL
                          SMALL  CAP  GROWTH  FUND
                              --------------------
                                    YEAR ENDED
                                 OCTOBER 31, 2002
--------------------------------------------------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
Net investment income (loss) .  $         (16,625)
Net realized gains (losses)
on investment, futures, and
foreign currency transactions.           (587,340)
Net change in unrealized
appreciation/depreciation
on investments, futures,
and translation of assets
and liabilities denominated
In foreign currencies. . . . .             54,641
                              --------------------
Change in net assets
resulting from operations. . .           (549,324)
                              --------------------
Change in net assets
from capital transactions. . .            140,174
                              --------------------
Change in net assets . . . . .           (409,150)

NET ASSETS:
Beginning of period. . . . . .          3,316,975
                              --------------------
End of period. . . . . . . . .  $       2,907,825
                              --------------------
                              --------------------

See  notes  to  financial  statements.
                                                           2003 ANNUAL REPORT 59
--------------------------------------------------------------------------------

INTERNATIONAL  Series

FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding

GARTMORE  EMERGING  MARKETS  FUND

                                                  INVESTMENT ACTIVITIES                 DISTRIBUTIONS
                      ------------------------------------------------------------------------------------------------------
                                                           NET
                                                      REALIZED AND
                             NET                       UNREALIZED       TOTAL                                       NET
                        ASSET VALUE,        NET           GAINS         FROM          NET                      ASSET VALUE,
                          BEGINNING     INVESTMENT     (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL          END OF
                          OF PERIOD    INCOME (LOSS)   INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS      PERIOD
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) .  $       10.00         (0.01)         (1.87)       (1.88)       (0.01)          (0.01)  $        8.11
Year Ended
October 31, 2001 . . .  $        8.11          0.01          (2.14)       (2.13)           -               -   $        5.98
Year Ended
October 31, 2002 . . .  $        5.98         (0.03)          0.85         0.82            -               -   $        6.80
Year Ended
October 31, 2003 . . .  $        6.80          0.03           3.71         3.74            -               -   $       10.54

CLASS B SHARES
Period Ended
October 31, 2000 (d) .  $       10.00         (0.01)         (1.88)       (1.89)       (0.01)          (0.01)  $        8.10
Year Ended
October 31, 2001 . . .  $        8.10         (0.03)         (2.13)       (2.16)           -               -   $        5.94
Year Ended
October 31, 2002 . . .  $        5.94         (0.08)          0.85         0.77            -               -   $        6.71
Year Ended
October 31, 2003 . . .  $        6.71            .-           3.62         3.62            -               -   $       10.33

CLASS C SHARES
Period Ended
October 31, 2001 (e) .  $        7.57         (0.01)         (1.54)       (1.55)           -               -   $        6.02
Year Ended
October 31, 2002 . . .  $        6.02         (0.08)          0.86         0.78            -               -   $        6.80
Year Ended
October 31, 2003 . . .  $        6.80            .-           3.67         3.67            -               -   $       10.47

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2000 (d) .  $       10.00            .-          (1.88)       (1.88)       (0.01)          (0.01)  $        8.11
Year Ended
October 31, 2001 . . .  $        8.11          0.04          (2.13)       (2.09)       (0.01)          (0.01)  $        6.01
Year Ended
October 31, 2002 . . .  $        6.01         (0.02)          0.87         0.85            -               -   $        6.86
Year Ended
October 31, 2003 . . .  $        6.86          0.08           3.72         3.80            -               -   $       10.66
----------------------------------------------------------------------------------------------------------------------------

                                                                 RATIOS / SUPPLEMENTAL DATA
                      ----------------------------------------------------------------------------------------------------------
                                                                                                   RATIO OF NET
                                                                 RATIO OF NET      RATIO OF         INVESTMENT
                                                     RATIO OF     INVESTMENT       EXPENSES           INCOME
                                       NET ASSETS    EXPENSES    INCOME (LOSS)     (PRIOR TO     (LOSS) (PRIOR TO
                                       AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                           TOTAL         PERIOD         NET           NET         TO AVERAGE        TO AVERAGE       PORTFOLIO
                         RETURN (A)      (000S)       ASSETS        ASSETS      NET ASSETS (B)    NET ASSETS (B)    TURNOVER (C)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) .  (18.90%) (f)  $      1,366    2.15% (g)    (0.35%) (g)        7.24% (g)        (5.44%) (g)        10.88%
Year Ended
October 31, 2001 . . .      (26.24%)  $      1,066        2.15%          0.18%            5.93%            (3.60%)        97.85%
Year Ended
October 31, 2002 . . .        13.71%  $      1,996        2.01%        (0.49%)            2.41%            (0.89%)        57.86%
Year Ended
October 31, 2003 . . .        55.00%  $      9,070        1.88%          0.61%            2.45%              0.05%       146.04%

CLASS B SHARES
Period Ended
October 31, 2000 (d) .  (19.00%) (f)  $      1,353    2.75% (g)    (0.95%) (g)        7.96% (g)        (6.16%) (g)        10.88%
Year Ended
October 31, 2001 . . .      (26.67%)  $      1,164        2.75%        (0.40%)            6.67%            (4.32%)        97.85%
Year Ended
October 31, 2002 . . .        12.96%  $      1,443        2.71%        (1.18%)            3.22%            (1.69%)        57.86%
Year Ended
October 31, 2003 . . .        53.95%  $      2,010        2.55%          0.07%            3.18%            (0.56%)       146.04%

CLASS C SHARES
Period Ended
October 31, 2001 (e) .  (20.48%) (f)  $         10    2.75% (g)    (0.85%) (g)        8.68% (g)        (6.78%) (g)        97.85%
Year Ended
October 31, 2002 . . .        12.96%  $         15        2.72%        (1.12%)            3.28%            (1.68%)        57.86%
Year Ended
October 31, 2003 . . .        53.97%  $      1,398        2.55%        (0.12%)            2.95%            (0.52%)       146.04%

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2000 (d) .  (18.90%) (f)  $      1,354    1.82% (g)    (0.02%) (g)        6.95% (g)        (5.15%) (g)        10.88%
Year Ended
October 31, 2001 . . .      (25.81%)  $      1,004        1.82%          0.49%            5.60%            (3.29%)        97.85%
Year Ended
October 31, 2002 . . .        14.14%  $      1,145        1.73%        (0.21%)            2.24%            (0.72%)        57.86%
Year Ended
October 31, 2003 . . .        55.39%  $      1,781        1.55%          1.07%            2.18%              0.44%       146.04%
--------------------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not  annualized.
(g)  Annualized.
See  notes  to  financial  statements.

60 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

GARTMORE  INTERNATIONAL  GROWTH  FUND

                                                             INVESTMENT  ACTIVITIES
                     -------------------------------------------------------------------------------------------------
                                                                       NET
                                                                  REALIZED AND
                             NET                                   UNREALIZED       TOTAL     NET ASSET
                        ASSET VALUE,        NET                       GAINS         FROM        VALUE,
                          BEGINNING     INVESTMENT    REDEMPTION   (LOSSES) ON   INVESTMENT     END OF       TOTAL
                          OF PERIOD    INCOME (LOSS)     FEES      INVESTMENTS   ACTIVITIES     PERIOD     RETURN (A)
----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) .  $       10.00             -            -         (1.14)       (1.14)  $     8.86  (11.40%) (f)
Year Ended
October 31, 2001 . . .  $        8.86         (0.02)           -         (2.65)       (2.67)  $     6.19      (30.14%)
Year Ended
October 31, 2002 . . .  $        6.19          0.01            -         (0.82)       (0.81)  $     5.38      (13.09%)
Year Ended
October 31, 2003 . . .  $        5.38         (0.01)        0.03          1.58         1.60   $     6.98        29.74%

CLASS B SHARES
Period Ended
October 31, 2000 (d) .  $       10.00         (0.01)           -         (1.14)       (1.15)  $     8.85  (11.50%) (f)
Year Ended
October 31, 2001 . . .  $        8.85         (0.07)           -         (2.64)       (2.71)  $     6.14      (30.62%)
Year Ended
October 31, 2002 . . .  $        6.14         (0.03)           -         (0.81)       (0.84)  $     5.30      (13.68%)
Year Ended
October 31, 2003 . . .  $        5.30         (0.05)        0.03          1.54         1.52   $     6.82        28.68%

CLASS C SHARES
Period Ended
October 31, 2001 (e) .  $        7.72         (0.02)           -         (1.53)       (1.55)  $     6.17  (20.08%) (f)
Year Ended
October 31, 2002 . . .  $        6.17         (0.03)           -         (0.81)       (0.84)  $     5.33      (13.61%)
Year Ended
October 31, 2003 . . .  $        5.33         (0.05)        0.03          1.55         1.53   $     6.86        28.71%

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2000 (d) .  $       10.00          0.01            -         (1.15)       (1.14)  $     8.86  (11.40%) (f)
Year Ended
October 31, 2001 . . .  $        8.86             -            -         (2.64)       (2.64)  $     6.22      (29.80%)
Year Ended
October 31, 2002 . . .  $        6.22          0.03            -         (0.83)       (0.80)  $     5.42      (12.86%)
Year Ended
October 31, 2003 . . .  $        5.42          0.01         0.03          1.59         1.63   $     7.05        30.07%
----------------------------------------------------------------------------------------------------------------------

                                                 RATIOS  /  SUPPLEMENTAL  DATA
                      --------------------------------------------------------------------------------------------
                                                                                     RATIO OF NET
                                                   RATIO OF NET      RATIO OF         INVESTMENT
                                       RATIO OF     INVESTMENT       EXPENSES           INCOME
                         NET ASSETS    EXPENSES    INCOME (LOSS)     (PRIOR TO     (LOSS) (PRIOR TO
                         AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                           PERIOD         NET           NET         TO AVERAGE        TO AVERAGE       PORTFOLIO
                           (000S)       ASSETS        ASSETS      NET ASSETS (B)    NET ASSETS (B)    TURNOVER (C)
------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) .  $      2,975    1.85% (g)      0.05% (g)        4.01% (g)        (2.11%) (g)        46.31%
Year Ended
October 31, 2001 . . .  $      2,156        1.85%        (0.30%)            4.01%            (2.46%)       236.28%
Year Ended
October 31, 2002 . . .  $      1,965        1.76%          0.20%            2.10%            (0.14%)       226.70%
Year Ended
October 31, 2003 . . .  $      2,592        1.65%          0.39%            2.37%            (0.33%)       304.72%

CLASS B SHARES
Period Ended
October 31, 2000 (d) .  $      2,950    2.45% (g)    (0.54%) (g)        4.75% (g)        (2.84%) (g)        46.31%
Year Ended
October 31, 2001 . . .  $      2,078        2.45%        (0.89%)            4.75%            (3.19%)       236.28%
Year Ended
October 31, 2002 . . .  $      1,840        2.46%        (0.50%)            2.85%            (0.89%)       226.70%
Year Ended
October 31, 2003 . . .  $      2,395        2.40%        (0.36%)            3.12%            (1.08%)       304.72%

CLASS C SHARES
Period Ended
October 31, 2001 (e) .  $         10    2.45% (g)    (1.10%) (g)        6.72% (g)        (5.37%) (g)       236.28%
Year Ended
October 31, 2002 . . .  $         10        2.46%        (0.53%)            2.95%            (1.02%)       226.70%
Year Ended
October 31, 2003 . . .  $         16        2.40%        (0.37%)            3.12%            (1.09%)       304.72%

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2000 (d) .  $      2,954    1.52% (g)      0.39% (g)        3.75% (g)        (1.84%) (g)        46.31%
Year Ended
October 31, 2001 . . .  $      2,073        1.52%          0.03%            3.72%            (2.17%)       236.28%
Year Ended
October 31, 2002 . . .  $      1,807        1.48%          0.48%            1.85%              0.11%       226.70%
Year Ended
October 31, 2003 . . .  $      2,350        1.40%          0.64%            2.12%            (0.08%)       304.72%
------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For period from August 30, 2000 (commencement of operations) through October 31, 2000.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not  annualized.
(g)  Annualized.
See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 61
--------------------------------------------------------------------------------

INTERNATIONAL  Series

FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding

GARTMORE  INTERNATIONAL  SMALL  CAP  GROWTH  FUND

                                                             INVESTMENT  ACTIVITIES
                      ------------------------------------------------------------------------------------------------
                                                                       NET
                                                                  REALIZED AND
                             NET                                   UNREALIZED       TOTAL     NET ASSET
                        ASSET VALUE,        NET                       GAINS         FROM        VALUE,
                          BEGINNING     INVESTMENT    REDEMPTION   (LOSSES) ON   INVESTMENT     END OF       TOTAL
                          OF PERIOD    INCOME (LOSS)     FEES      INVESTMENTS   ACTIVITIES     PERIOD     RETURN (A)
----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2001 (d) .  $       10.00         (0.03)           -         (3.39)       (3.42)  $     6.58  (34.20%) (f)
Year Ended
October 31, 2002 . . .  $        6.58         (0.03)           -         (1.04)       (1.07)  $     5.51      (16.26%)
Year Ended
October 31, 2003 . . .  $        5.51          0.02         0.01          2.78         2.81   $     8.32        51.00%

CLASS B SHARES
Period Ended
October 31, 2001 (d) .  $       10.00         (0.07)           -         (3.39)       (3.46)  $     6.54  (34.60%) (f)
Year Ended
October 31, 2002 . . .  $        6.54         (0.08)           -         (1.03)       (1.11)  $     5.43      (16.97%)
Year Ended
October 31, 2003 . . .  $        5.43         (0.04)        0.01          2.77         2.74   $     8.17        50.46%

CLASS C SHARES
Period Ended
October 31, 2001 (e) .  $        9.45         (0.04)           -         (2.86)       (2.90)  $     6.55  (30.69%) (f)
Year Ended
October 31, 2002 . . .  $        6.55         (0.05)           -         (1.07)       (1.12)  $     5.43      (17.10%)
Year Ended
October 31, 2003 . . .  $        5.43         (0.03)        0.01          2.76         2.74   $     8.17        50.46%

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2001 (d) .  $       10.00             -            -         (3.39)       (3.39)  $     6.61  (33.90%) (f)
Year Ended
October 31, 2002 . . .  $        6.61         (0.02)           -         (1.05)       (1.07)  $     5.54      (16.19%)
Year Ended
October 31, 2003 . . .  $        5.54          0.02         0.01          2.84         2.87   $     8.41        51.81%

INSTITUTIONAL CLASS
SHARES
Period Ended
October 31, 2001 (d) .  $       10.00          0.01            -         (3.39)       (3.38)  $     6.62  (33.80%) (f)
Year Ended
October 31, 2002 . . .  $        6.62         (0.01)           -         (1.06)       (1.07)  $     5.55      (16.16%)
Year Ended
October 31, 2003 . . .  $        5.55          0.02         0.01          2.86         2.89   $     8.44        52.07%
----------------------------------------------------------------------------------------------------------------------

                                                  RATIOS  /  SUPPLEMENTAL  DATA
                       -------------------------------------------------------------------------------------------
                                                                                     RATIO OF NET
                                                   RATIO OF NET      RATIO OF         INVESTMENT
                                       RATIO OF     INVESTMENT       EXPENSES           INCOME
                         NET ASSETS    EXPENSES    INCOME (LOSS)     (PRIOR TO     (LOSS) (PRIOR TO
                         AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                           PERIOD         NET           NET         TO AVERAGE        TO AVERAGE       PORTFOLIO
                           (000S)       ASSETS        ASSETS      NET ASSETS (B)    NET ASSETS (B)    TURNOVER (C)
------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2001 (d) .  $        834    1.85% (g)    (0.37%) (g)        6.81% (g)        (5.33%) (g)       121.33%
Year Ended
October 31, 2002 . . .  $        810        1.70%        (0.46%)            3.31%            (2.07%)       140.18%
Year Ended
October 31, 2003 . . .  $      2,011        1.67%          0.42%            3.26%            (1.17%)       161.80%

CLASS B SHARES
Period Ended
October 31, 2001 (d) .  $        828    2.45% (g)    (0.96%) (g)        7.57% (g)        (6.08%) (g)       121.33%
Year Ended
October 31, 2002 . . .  $        705        2.40%        (1.16%)            4.06%            (2.82%)       140.18%
Year Ended
October 31, 2003 . . .  $      1,048        2.37%        (0.62%)            3.98%            (2.24%)       161.80%

CLASS C SHARES
Period Ended
October 31, 2001 (e) .  $          2    2.45% (g)    (1.14%) (g)       15.71% (g)       (14.40%) (g)       121.33%
Year Ended
October 31, 2002 . . .  $          6        2.40%        (0.88%)            4.00%            (2.48%)       140.18%
Year Ended
October 31, 2003 . . .  $         10        2.36%        (0.75%)            3.92%            (2.30%)       161.80%

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2001 (d) .  $        826    1.52% (g)    (0.04%) (g)        6.54% (g)        (5.06%) (g)       121.33%
Year Ended
October 31, 2002 . . .  $        693        1.42%        (0.18%)            3.06%            (1.82%)       140.18%
Year Ended
October 31, 2003 . . .  $      1,051        1.37%          0.38%            2.98%            (1.24%)       161.80%

INSTITUTIONAL CLASS
SHARES
Period Ended
October 31, 2001 (d) .  $        827    1.37% (g)     0.11 % (g)        6.53% (g)        (5.05%) (g)       121.33%
Year Ended
October 31, 2002 . . .  $        694        1.37%        (0.13%)            3.06%            (1.82%)       140.18%
Year Ended
October 31, 2003 . . .  $      1,054        1.37%          0.38%            2.98%            (1.23%)       161.80%
------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For period from December 21, 2000 (commencement of operations) through October 31, 2001.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not  annualized.
(g)  Annualized.
See  notes  to  financial  statements.

62 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

CONCEPT  Series

GARTMORE  HIGH  YIELD  BOND  FUND

Class  A  Shares  symbol:  NYBAX
Class  B  Shares  symbol:  NYBBX
Class  C  Shares  symbol:  NYBCX
Institutional  Service  Class  symbol:  NHYSX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund returned 25.18%* versus 36.84% for its benchmark, the Citigroup U.S. High-Yield Market Index.

For broader comparison, the average return for this Fund's peer category (High Current Yield Funds) was 27.96%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  INFLUENCED PERFORMANCE?

The U.S. economy staged a solid rebound during the period. Within the fixed-income market, credit downgrades and defaults steadily declined, and investors rushed back into high-yield bonds-a sign that they were willing once again to include riskier investments in their portfolios.

The typically more speculative areas of the high-yield market turned in the strongest performances. CCC-rated bonds fared the best as investors reached for the additional yield potential available in that area. (CCC-rated bonds within the Index rose more than 80% versus an overall Index return of just under 37%.) Although the Fund held an underweight position in CCC-rated securities-a leading factor in its underperformance in comparison to the Index-the Fund increased its exposure to CCC-rated bonds during the period. In line with the Fund's strategy of maintaining below-average risk characteristics, however, it invested in conservative issues.

On a sector basis, the utilities and broadband industries were the best-performing areas within the Index, and also were among the Fund's greatest contributors to return.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

The Fund's top holdings were issues in Nextel Communications Inc., which provides digital wireless communication services; American Tower Corp., which operates broadcast and communication towers in the United States, Brazil and Mexico; and Georgia-Pacific Corp. a major wood product company.

Purchases by the Fund included Wester Wireless Corp. and Nextel Communications. Wireless companies showed significant improvements in their financial strength due to debt reductions and rising operating margins. Sales included Sprint Corp. and Petroleum Helicopters, Inc. Sprint was sold so that the Fund could invest in better opportunities within the sector, such as Quest Communications International, Inc. while Petroleum Helicopter was sold because further upside potential was limited, and its operating risks had increased. The Fund also trimmed its position in AK Steel Holding Corp. because the company suffered from weak revenues, ongoing labor issues and turnover among senior management.

HOW  IS  THE  FUND  POSITIONED?

After many quarters of uncertainty, the economic and market recoveries appear to be genuine. As a result, companies should begin to enjoy increasing access to capital and, we believe, be able to keep the number of credit defaults and downgrades low. While this scenario bodes well for high-yield bond returns in general, these conditions typically tend to benefit the lower-rated issues within the high-yield market the most. To take advantage of the additional yield in these areas, the Fund has maintained a selective overweight in its exposure to certain CCC-rated issues. The Fund continues, however, to focus on constructing a higher-quality portfolio relative to its benchmark Index by carefully managing risk and maintaining broad diversification across all market sectors.

PORTFOLIO  MANAGER:  Karen  Bater

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $139,694,929
OCTOBER  31,  2003

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

                                                           2003 ANNUAL REPORT 63
--------------------------------------------------------------------------------

CONCEPT  Series

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                                        1 YR.   INCEPTION1
-----------------------------------------------------------
Class A. . . . . . . . . . .  w/o SC2   25.18%        0.29%
                              w/SC3     19.21%       -0.97%
-----------------------------------------------------------
Class B. . . . . . . . . . .  w/o SC2   24.36%       -0.47%
                              w/SC4     19.36%       -1.02%
-----------------------------------------------------------
Class C5 . . . . . . . . . .  w/o SC2   24.32%       -0.74%
                              w/SC6     22.09%       -1.00%
-----------------------------------------------------------
Institutional Service Class7            25.51%        0.71%
-----------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  December  29,  1999.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  4.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns until the creation of Class C shares (3/1/01) include the performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                     CITIGROUP      CS FIRST BOSTON
DATE              CLASS A         U.S. HIGH YIELD  GLOBAL HIGH YIELD   CPI
----------------------------------------------------------------------------
12/29/1999                 9,525           10,000             10,000  10,000
10/31/2000                 8,335            9,637              9,673  10,339
10/31/2001                 8,036            9,643              9,707  10,559
10/31/2002                 7,694            8,990              9,700  10,772
10/31/2003                 9,631           12,302              9,700  11,043

Comparative  performance  of  $10,000 invested in Class A shares of the Gartmore
High Yield Bond Fund, Citigroup U.S. High-Yield Market Index (a), CS First Boston Global High Yield Corporate Bond Index (b), and the Consumer Price Index
(CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The Citigroup U.S. High-Yield Market Index is an unmanaged index of high-yield debt securities and is a broad market measure. The Fund is changing the index to which it is compared from the CS First Boston Global High Yield Corporate Bond Index (Global High Yield) to the Citigroup U.S. High-Yield Market Index because the latter index more accurately reflects trends in the high-yield debt marketplace.
(b) The CS First Boston Global High Yield Corporate Bond Index is an unmanaged index of high-yield debt securities which gives a broad look at the public high yield debt market.
(c) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

IMPORTANT  SHAREHOLDER  INFORMATION:

A shareholder, which is an affiliate of GMF, owned a substantial majority of the outstanding shares of the Gartmore High Yield Bond Fund (the "High Yield Fund") as of the end of the fiscal year. This shareholder has announced that it will redeem all of its shares by or around January 31, 2004. They are transferring the assets in order to set up a separate account and the assets will continue to be managed by the same portfolio management team with the same investment objective. Because the Board of Trustees has adopted procedures for redemptions in-kind of affiliated persons, the shareholder will receive its redemption proceeds through a pro rata, in-kind distribution of portfolio investments consistent with these redemption in-kind procedures. Specifically, these procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. As a result, the High Yield Fund will avoid having to sell significant portfolio assets to raise cash to meet this shareholder's redemption request - thus limiting the potential adverse effect on the High Yield Fund's net asset value per share. The High Yield Fund will continue to be managed consistent with the investment objective and principal strategies described in the prospectus.

64 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  HIGH  YIELD  BOND  FUND

CORPORATE  BONDS  (91.8%)

                                                           SHARES OR
                                                       PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------
AEROSPACE/DEFENSE EQUIPMENT (1.7%)
BE Aerospace, Inc., 8.00%, 03/01/08 . . . . . . . . .  $         500,000  $  455,000
Sequa Corp., 9.00%, 08/01/09. . . . . . . . . . . . .          1,000,000   1,100,000
Vought Aircraft Industries, Inc., 8.00%, 07/15/11 (c)            350,000     351,750
                                                                          ----------
                                                                           1,906,750
                                                                          ----------

------------------------------------------------------------------------------------
AIRLINES (0.8%)
Delta Airlines, 7.90%, 12/15/09 . . . . . . . . . . .            625,000     507,813
Northwest Airlines, Inc., 8.88%, 06/01/06 . . . . . .            500,000     443,750
                                                                          ----------
                                                                             951,563
                                                                          ----------

------------------------------------------------------------------------------------
AUTO MANUFACTURING (0.5%)
Foamex LP / Capital Corp., 10.75%, 04/01/09 . . . . .            500,000     440,000
Goodyear Tire & Rubber, 7.86%, 08/15/11 . . . . . . .            200,000     171,000
                                                                          ----------
                                                                             611,000
                                                                          ----------

------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT (3.8%)
Accuride Corp., Series B, 9.25%, 02/01/08 . . . . . .            500,000     498,750
Dura Operating Corp., 9.00%, 05/01/09 . . . . . . . .            225,000     205,875
Eagle-Picher, Inc., 9.75%, 09/01/13 (c) . . . . . . .            750,000     795,000
J.L. French Auto Cast, 11.50%, 06/01/09 . . . . . . .            500,000     298,750
Rexnord Corp., 10.13%, 12/15/12 . . . . . . . . . . .            875,000     971,250
Tenneco Automotive, Inc., 11.63%, 10/15/09. . . . . .            500,000     518,750
TRW Automotive, Inc., 9.38%, 02/15/13 (c) . . . . . .            625,000     709,375
TRW Automotive, Inc., 11.00%, 02/15/13 (c). . . . . .            300,000     354,000
                                                                          ----------
                                                                           4,351,750
                                                                          ----------

------------------------------------------------------------------------------------
BUILDING & CONSTRUCTION (4.0%)
D.R. Horton, Inc., 8.50%, 04/15/12. . . . . . . . . .            900,000   1,012,500
K. Hovnanian Enterprises, 7.75%, 05/15/13 (c) . . . .            625,000     656,250
Texas Industries, Inc., 10.25%, 06/15/11 (c). . . . .            600,000     669,000
WCI Communities, Inc., 9.13%, 05/01/12. . . . . . . .          1,000,000   1,095,000
William Lyon Homes, 10.75%, 04/01/13. . . . . . . . .          1,000,000   1,110,000
                                                                          ----------
                                                                           4,542,750
                                                                          ----------

------------------------------------------------------------------------------------
BUILDING PRODUCTS (0.5%)
Euramax International PLC, 8.50%, 08/15/11 (c). . . .            500,000     530,000
                                                                          ----------

------------------------------------------------------------------------------------
CABLE & SATELLITE (6.0%)
Adelphia Communications, 10.88%, 10/01/10 (b) . . . .          1,000,000     815,000
Charter Communications Holdings, LLC,
8.63%, 04/01/09 . . . . . . . . . . . . . . . . . . .          1,500,000   1,203,750
CSC Holdings, Inc., 7.63%, 04/01/11 . . . . . . . . .          1,000,000   1,020,000
DIRECTV Holdings Finance, 8.38%, 03/15/13 (c) . . . .          1,000,000   1,125,000
Echostar DBS Corp., 9.13%, 01/15/09 . . . . . . . . .            974,000   1,095,750
Mediacom, LLC, 9.50%, 01/15/13. . . . . . . . . . . .            525,000     498,750
Young Broadcasting, Inc., 10.00%, 03/01/11. . . . . .          1,000,000   1,065,000
                                                                          ----------
                                                                           6,823,250
                                                                          ----------

------------------------------------------------------------------------------------
CHEMICALS (4.7%)
Applied Extrusion Technologies, 10.75%, 07/01/11. . .            500,000     385,000
Equistar Chemical Funding, 10.13%, 09/01/08 . . . . .            625,000     656,250
IMC Global, Inc., 11.25%, 06/01/11. . . . . . . . . .            850,000     877,625
Koppers, Inc., 9.88%, 10/15/13 (c). . . . . . . . . .            750,000     791,250
Lyondell Chemical Co., 9.50%, 12/15/08. . . . . . . .            500,000     500,000
Millennium America, Inc., 9.25%, 06/15/08 . . . . . .            500,000     528,750
Nalco Co., 7.75%, 11/15/11 (c). . . . . . . . . . . .            475,000     494,000
Noveon, Inc., 11.00%, 02/28/11. . . . . . . . . . . .          1,000,000   1,150,000
                                                                          ----------
                                                                           5,382,875
                                                                          ----------

------------------------------------------------------------------------------------
COMMUNICATION/MOBILE (5.2%)
Airgate PCS, Inc., 12.92%, 10/01/09 . . . . . . . . .            500,000     337,500
American Tower Corp., 9.38%, 02/01/09 . . . . . . . .          1,500,000   1,575,000
Centennial Communications Corp.,
10.13%, 06/15/13 (c). . . . . . . . . . . . . . . . .            500,000     520,000
TeleCorp PCS, Inc., 10.63%, 07/15/10. . . . . . . . .          1,000,000   1,179,345
Triton PCS, Inc., 9.38%, 02/01/11 . . . . . . . . . .          1,000,000     987,500
Triton PCS, Inc., 8.50%, 06/01/13 . . . . . . . . . .            320,000     336,800
Western Wireless Corp., 9.25%, 07/15/13 (c) . . . . .          1,000,000   1,045,000
                                                                          ----------
                                                                           5,981,145
                                                                          ----------

------------------------------------------------------------------------------------
CONSUMER PRODUCTS/SERVICES (1.2%)
Doane Pet Care Co., 10.75%, 03/01/10. . . . . . . . .            500,000     512,500
Iron Mountain, Inc., 7.75%, 01/15/15. . . . . . . . .            500,000     533,750
Reddy Ice Group, Inc., 8.88%, 08/01/11 (c). . . . . .            350,000     365,750
                                                                          ----------
                                                                           1,412,000
                                                                          ----------

------------------------------------------------------------------------------------
CONTAINERS (1.1%)
AEP Industries, Inc., 9.88%, 11/15/07 . . . . . . . .            625,000     618,750
Pliant Corp., 11.13%, 09/01/09 (c). . . . . . . . . .            300,000     321,000
Silgan Holdings, Inc., 6.75%, 11/15/13 (c). . . . . .            300,000     300,375
                                                                          ----------
                                                                           1,240,125
                                                                          ----------

------------------------------------------------------------------------------------
COSMETICS/TOILETRIES (1.6%)
Armkel, LLC, 9.50%, 08/15/09. . . . . . . . . . . . .            650,000     718,250
Elizabeth Arden, Inc., 11.75%, 02/01/11 . . . . . . .          1,000,000   1,145,000
                                                                          ----------
                                                                           1,863,250
                                                                          ----------

------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS (0.3%)
Jacuzzi Brands, Inc., 9.63%, 07/01/10 (c) . . . . . .            350,000     371,000
                                                                          ----------

------------------------------------------------------------------------------------
FINANCE - AUTO LOANS (0.3%)
AmeriCredit Corp., 9.88%, 04/15/06. . . . . . . . . .            350,000     357,000
                                                                          ----------

------------------------------------------------------------------------------------
FOOD & BEVERAGE (1.1%)
B&G Foods, Inc., 9.63%, 08/01/07. . . . . . . . . . .            950,000     976,125
Land O Lakes, Inc., 8.75%, 11/15/11 . . . . . . . . .            350,000     299,250
                                                                          ----------
                                                                           1,275,375
                                                                          ----------

                                                           2003 ANNUAL REPORT 65
--------------------------------------------------------------------------------

CONCEPT  Series

October  31,  2003

GARTMORE  HIGH  YIELD  BOND  FUND  (Continued)

CORPORATE  BONDS  (CONTINUED)

                                                          SHARES OR
                                                      PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------
GAMING (4.2%)
Chumash Casino & Resort, 9.00%, 07/15/10 (c) . . . .  $       1,000,000  $ 1,095,000
Hard Rock Hotel, Inc., 8.88%, 06/01/13 (c) . . . . .            200,000      210,750
Isle Of Capri Casinos, 8.75%, 04/15/09 . . . . . . .          1,000,000    1,058,750
Park Place Entertainment Corp., 8.13%, 05/15/11. . .          1,250,000    1,365,625
Station Casinos, Inc., 9.88%, 07/01/10 . . . . . . .          1,000,000    1,111,250
                                                                         -----------
                                                                           4,841,375
                                                                         -----------

------------------------------------------------------------------------------------
HEALTHCARE (5.7%)
Ardent Health Services, 10.00%, 08/15/13 (c) . . . .            750,000      802,500
Genesis Healthcare Corp., 8.00%, 10/15/13 (c). . . .            300,000      306,375
Healthsouth Corp., 7.63%, 06/01/12 (b) . . . . . . .            500,000      435,000
Iasis Healthcare Corp., 8.50%, 10/15/09. . . . . . .            500,000      522,500
Iasis Healthcare Corp., 13.00%, 10/15/09 . . . . . .            750,000      841,875
Omnicare, Inc., 8.13%, 03/15/11. . . . . . . . . . .          1,000,000    1,095,000
Pacificare Health Systems, 10.75%, 06/01/09. . . . .          1,000,000    1,150,000
Res-Care, Inc., 10.63%, 11/15/08 . . . . . . . . . .          1,000,000    1,000,000
Tenet Healthcare Corp., 6.50%, 06/01/12. . . . . . .            400,000      371,000
                                                                         -----------
                                                                           6,524,250
                                                                         -----------

------------------------------------------------------------------------------------
INSURANCE (0.4%)
Crum & Forster Holdings Corp., 10.38%, 06/15/13 (c).            425,000      456,875
                                                                         -----------

------------------------------------------------------------------------------------
LEISURE (2.4%)
Gaylord Entertainment Co., 8.00%, 11/15/13 (c) . . .            300,000      308,625
Intrawest Corp., 10.50%, 02/01/10. . . . . . . . . .          1,000,000    1,098,750
Regal Cinemas, Inc., 9.38%, 02/01/12 . . . . . . . .            450,000      508,500
Six Flags, Inc., 8.88%, 02/01/10 . . . . . . . . . .            545,000      517,750
Six Flags, Inc., 9.75%, 04/15/13 (c) . . . . . . . .            335,000      328,300
                                                                         -----------
                                                                           2,761,925
                                                                         -----------

------------------------------------------------------------------------------------
MACHINERY/EQUIPMENT (1.5%)
Case New Holland, Inc., 9.25%, 08/01/11 (c). . . . .            500,000      555,000
NMHG Holdings Co., 10.00%, 05/15/09. . . . . . . . .          1,000,000    1,100,000
                                                                         -----------
                                                                           1,655,000
                                                                         -----------

------------------------------------------------------------------------------------
MEDIA (2.5%)
LBI Media, Inc., 10.13%, 07/15/12. . . . . . . . . .          1,000,000    1,122,500
LBI Media, Inc., 6.30%, 10/15/13 (c) . . . . . . . .          1,000,000      620,000
Sinclair Broadcast Group, Inc., 8.00%, 03/15/12. . .          1,000,000    1,055,000
                                                                         -----------
                                                                           2,797,500
                                                                         -----------

------------------------------------------------------------------------------------
METALS & MINING (0.3%)
AK Steel Corp., 7.88%, 02/15/09. . . . . . . . . . .            500,000      350,000
                                                                         -----------

------------------------------------------------------------------------------------
OIL & GAS (9.5%)
Amerigas Partners LP, 8.88%, 05/20/11. . . . . . . .          1,000,000    1,085,000
ANR Pipeline Co., 8.88%, 03/15/10. . . . . . . . . .            900,000      981,000
Citgo Petroleum Corp., 11.38%, 02/01/11 (c). . . . .            750,000      847,500
EL Paso Corp., 7.88%, 06/15/12 . . . . . . . . . . .          1,000,000      852,500
EL Paso Production Holdings, 7.75%, 06/01/13 (c) . .          1,175,000    1,128,000
Forest Oil Corp., 8.00%, 06/15/08. . . . . . . . . .          1,000,000    1,070,000
Giant Industries, 11.00%, 05/15/12 . . . . . . . . .            625,000      650,000
Grey Wolf, Inc., 8.88%, 07/01/07 . . . . . . . . . .            337,000      346,268
Gulfterra Energy Partner, 10.63%, 12/01/12 (c) . . .          1,000,000    1,177,499
Petrobras International Finance, 9.13%, 07/02/13 . .            500,000      520,000
Southern Natural Gas, 8.88%, 03/15/10. . . . . . . .            725,000      790,250
Williams Cos, Inc., 8.63%, 06/01/10. . . . . . . . .            650,000      711,750
Williams Cos, Inc., 7.13%, 09/01/11. . . . . . . . .            500,000      512,500
                                                                         -----------
                                                                          10,672,267
                                                                         -----------

------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (1.5%)
Georgia Pacific Corp., 8.88%, 02/01/10 . . . . . . .          1,500,000    1,713,750
                                                                         -----------

------------------------------------------------------------------------------------
PUBLISHING (2.5%)
Dex Media East, LLC, 9.88%, 11/15/09 . . . . . . . .            750,000      849,375
Dex Media West, 9.88%, 08/15/13 (c). . . . . . . . .            150,000      170,625
Garden State Newspapers, Inc., 8.63%, 07/01/11 . . .            750,000      794,063
Hollinger International, 9.00%, 12/15/10 . . . . . .          1,000,000    1,060,000
                                                                         -----------
                                                                           2,874,063
                                                                         -----------

------------------------------------------------------------------------------------
RETAIL (1.9%)
Cole National Group, Inc., 8.88%, 05/15/12 . . . . .            950,000    1,009,375
Mothers Work, Inc., 11.25%, 08/01/10 (c) . . . . . .          1,000,000    1,107,500
                                                                         -----------
                                                                           2,116,875
                                                                         -----------

------------------------------------------------------------------------------------
SERVICES (3.5%)
Allied Waste North America, Inc., 10.00%, 08/01/09 .          1,500,000    1,631,250
Synagro Technologies, Inc., 9.50%, 04/01/09. . . . .          1,000,000    1,105,000
United Rentals, Inc., 9.25%, 01/15/09. . . . . . . .          1,000,000    1,052,500
Williams Scotsman, Inc., 10.00%, 08/15/08 (c). . . .            150,000      165,000
                                                                         -----------
                                                                           3,953,750
                                                                         -----------

------------------------------------------------------------------------------------
TECHNOLOGY (5.5%)
AMI Semiconductors, Inc., 10.75%, 02/01/13 . . . . .            670,000      777,200
Amkor Technology, Inc., 9.25%, 02/15/08. . . . . . .          1,000,000    1,120,000
Fimep S.A., 10.50%, 02/15/13 . . . . . . . . . . . .            750,000      873,750
Lucent Technologies, 6.45%, 03/15/29 . . . . . . . .          1,000,000      772,500
Nortel Networks, Ltd., 6.13%, 02/15/06 . . . . . . .            750,000      767,813
Sanmina Corp., 10.38%, 01/15/10. . . . . . . . . . .          1,000,000    1,180,000
Xerox Corp., 7.63%, 06/15/13 . . . . . . . . . . . .            750,000      765,000
                                                                         -----------
                                                                           6,256,263
                                                                         -----------

------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES (9.2%)
Cincinnati Bell, Inc., 8.38%, 01/15/14 (c) . . . . .            625,000      644,531
Fairpoint Communications, 11.88%, 03/01/10 . . . . .            350,000      409,500
Insight Midwest, 9.75%, 10/01/09 . . . . . . . . . .            625,000      637,500
Level 3 Financing, Inc., 10.75%, 10/15/11 (c). . . .            750,000      780,000
Nextel Communications, 9.50%, 02/01/11 . . . . . . .          1,750,000    1,973,124
Nextel Communications, 8.13%, 07/01/11 (c) . . . . .            250,000      256,875
Nextel Partners, Inc., 12.50%, 11/15/09. . . . . . .          1,000,000    1,160,000
Qwest Communications International, 7.50%, 11/01/08.            500,000      485,000
Qwest Corp., 8.88%, 03/15/12 (c) . . . . . . . . . .          1,500,000    1,695,000

66 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                                              SHARES OR
                                                          PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES (continued)
Qwest Corp., 7.20%, 11/10/26 . . . . . . . . . . . . . .  $         500,000  $   461,250
Time Warner Telecommunication, Inc., 9.75%, 07/15/08 . .            500,000      512,500
TSI Telecommunication, 12.75%, 02/01/09. . . . . . . . .          1,000,000    1,030,000
Worldcom, Inc., 8.25%, 05/15/31 (b). . . . . . . . . . .          1,000,000      367,500
                                                                             ------------
                                                                              10,412,780
                                                                             ------------

-----------------------------------------------------------------------------------------
UTILITIES (8.4%)
AES Corp., 8.75%, 05/15/13 (c) . . . . . . . . . . . . .          1,400,000    1,494,499
Allegheny Energy Supply, 8.75%, 04/15/12 (c) . . . . . .            500,000      466,250
Aquila, Inc., 7.63%, 11/15/09. . . . . . . . . . . . . .            625,000      592,188
Calpine Corp., 7.88%, 04/01/08 . . . . . . . . . . . . .          1,000,000      705,000
Calpine Corp., 8.50%, 07/15/10 (c) . . . . . . . . . . .            500,000      457,500
CMS Energy Corp., 9.88%, 10/15/07. . . . . . . . . . . .          1,000,000    1,092,500
Cogentrix Energy, Inc., 8.75%, 10/15/08. . . . . . . . .            450,000      453,938
Dynegy Holdings, Inc., 8.75%, 02/15/12 . . . . . . . . .          1,000,000      950,000
Dynegy Holdings, Inc., 9.88%, 07/15/10 (c) . . . . . . .            625,000      671,875
Edison Mission, 9.88%, 04/15/11. . . . . . . . . . . . .          1,500,000    1,380,000
MSW Energy Holdings/Finance, 8.50%, 09/01/10 (c) . . . .            150,000      160,500
PSEG Energy Holdings, 7.75%, 04/16/07. . . . . . . . . .            625,000      631,250
TNP Enterprises, Inc., 10.25%, 04/01/10. . . . . . . . .            525,000      553,875
                                                                             ------------
                                                                               9,609,375
                                                                             ------------

TOTAL CORPORATE BONDS                                                        104,595,881
                                                                             ------------

YANKEE BOND (1.2%)

-----------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS (0.9%)
Tyco International Group SA, 6.38%, 10/15/11 . . . . . .          1,000,000    1,040,000
                                                                             ------------

-----------------------------------------------------------------------------------------
FORESTRY (0.3%)
Tembec Industries, Inc., 8.63%, 06/30/09 . . . . . . . .            375,000      365,625
                                                                             ------------

TOTAL YANKEE BOND                                                              1,405,625
                                                                             ------------

YANKEE DOLLAR (1.0%)

-----------------------------------------------------------------------------------------
CONTAINERS (1.0%)
Crown Euro Holdings SA, 10.88%, 03/01/13 . . . . . . . .  $       1,000,000    1,140,000
                                                                             ------------

TOTAL YANKEE DOLLAR                                                            1,140,000
                                                                             ------------

PREFERRED STOCKS (0.4%)

-----------------------------------------------------------------------------------------
BROADCASTING (0.4%)
Spanish Broadcasting Systems, Inc., 10.75%, 10/15/13 (c)                500      502,500
                                                                             ------------

-----------------------------------------------------------------------------------------
COMMUNICATION/ISP (0.0%)
Rhythms Netconnections, Inc., 6.75%, 03/03/12 (c). . . .             10,000            0
                                                                             ------------

TOTAL PREFERRED STOCKS                                                           502,500
                                                                             ------------

WARRANTS (0.0%)

-----------------------------------------------------------------------------------------
COMMUNICATION/FIXED (0.0%)
Maxcom Telecommunications SA (c) . . . . . . . . . . . .                270            0
                                                                             ------------

-----------------------------------------------------------------------------------------
COMMUNICATION/ISP (0.0%)
Metricom, Inc. (b) . . . . . . . . . . . . . . . . . .                4,000            0
                                                                             ------------

TOTAL WARRANTS . . . . . . . . . . . . . . . . . . . .                                 0
                                                                             ------------

REPURCHASE AGREEMENTS (6.5%)

CS First Boston, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $3,753,806
(Fully collateralized by AA Rated Corporate Bonds) . .           3,753,512     3,753,512
Lehman Brothers, Inc., 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $695,146
(Fully collateralized by U.S. Agency Securities) . . .             695,092       695,092
Nomura Securities, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $3,003,045
(Fully collateralized by AA Rated Corporate Bonds) . .           3,002,810     3,002,810
                                                                             ------------

TOTAL REPURCHASE AGREEMENTS . . . . . . . . . . . . .                          7,451,414
                                                                             ------------

SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL
RECEIVED FOR SECURITIES ON LOAN (21.5%)

REPURCHASE AGREEMENT (18.9%)

Nomura Securities, 1.07%, dated 10/31/03,
due 11/03/03, repurchase price $21,601,435
(Fully collateralized by U.S. Agency Securities) . . .          21,599,509    21,599,509
                                                                            -------------

TIME DEPOSIT (2.6%)
Unicredito Italiano Milan, 1.09%, 09/17/03 . . . . . .           3,000,000     3,000,000
                                                                            -------------

TOTAL SHORT-TERM INVESTMENT PURCHASE WITH CASH
COLLATERAL RECEIVED FOR SECURITIES ON LOAN . . . . . .                        24,599,509
                                                                            -------------

TOTAL INVESTMENTS (COST $132,525,440) (A) - 122.4%. .                        139,694,929

LIABILITIES IN EXCESS OF OTHER ASSETS - (22.4)%. . .                         (25,639,196)
                                                                            -------------

NET ASSETS - 100.0%. . . . . . . . . . . . . . . . .                        $114,055,733
                                                                            -------------
                                                                            -------------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Security  in  default
(c) Rule 144A, Section 4(2) or other security, which is restricted as to resale to institutional investors. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

                                                           2003 ANNUAL REPORT 67
--------------------------------------------------------------------------------

CONCEPT  Series

GARTMORE  MILLENNIUM  GROWTH  FUND

Class  A  Shares  symbol:  NMGAX
Class  B  Shares  symbol:  NMGBX
Class  C  Shares  symbol:  GMGCX
Class  D  Shares  symbol:  NMCGX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund returned 32.94%* versus 39.31% for its benchmark, the Russell Midcap Growth Index.

For broader comparison, the average return for this Fund's peer category (Mid-Cap Growth Funds) was 30.87%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  INFLUENCED PERFORMANCE?

The Fund's underweight in the technology sector hurt returns during the first half of the period, relative to the benchmark. Stock selection within the technology sector, however, helped returns. The Fund's underweighting was based on the opinion that technology stocks' valuations were too high and that their prices already reflected a significant economic recovery. As the period progressed, the technology recovery strengthened; encouraging signs of progress emerged within the sector, mainly due to increasing capital expenditures. The Fund's portfolio was subsequently rebalanced to take advantage of the improving market conditions.

Throughout the period, the Fund retained a small-capitalization bias, which helped performance since small-cap stocks outperformed large-cap stocks during the period.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

The Fund's top holdings included Pixelworks, Inc.; Lexar Media, Inc.; Portfolio Recovery Associates, Inc.; Quest Software, Inc.; and VistaCare, Inc. Pixelworks designs, develops, and markets semiconductors and software for the advanced display industry. In June, Pixelworks introduced CornerKlick, a function that makes projectors easier to use, which became a highly popular product for the company.

Exposure to the storage networking stock Brocade Communications Systems Inc. detracted from the Fund's performance. This was due to Brocade Communications' failure to meet certain requirements that are considered "director class" in their Silkworm 12000 Switch, a situation that caused the firm to lose some high-end market share to McDATA Corp. In addition, Cisco Systems, Inc. entered the market with a competing product, generating further investor pessimism. Brocade's lack of a competing product and the introduction of new market entrants such as Cisco caused potential clients to delay their purchasing decisions; consequently, Brocade lowered its earnings guidance.

HOW  IS  THE  FUND  POSITIONED?

The Fund remains positioned to take advantage of the ongoing economic recovery; the Fund presently holds an overweight position in the information technology and telecommunications sectors. The Fund's underweight positions include the consumer discretionary sector (in which the Fund is actively seeking new opportunities), as well as the materials and consumer staples sectors. These areas generally produce more modest results in times of economic recovery as compared to more speculative sectors. The Fund will continue to maintain a small-cap bias, because the Fund is finding better valuations and more opportunities for earnings growth in that capitalization range.

PORTFOLIO  MANAGER:  Aaron  Harris  and  Nicholas  Ford

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $26,706,802
OCTOBER  31,  2003

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

68 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                   1 YR.   5 YR.   10 YR.
------------------------------------------
Class A1  w/o SC2  32.94%  -4.87%    4.66%
          w/SC3    25.28%  -5.99%    4.05%
------------------------------------------
Class B1  w/o SC2  32.13%  -5.85%    4.05%
          w/SC4    27.13%  -6.16%    4.05%
------------------------------------------
Class C1  w/o SC2  32.09%  -5.21%    4.44%
          w/SC5    29.80%  -5.40%    4.33%
------------------------------------------
Class D6  w/o SC2  33.37%  -4.52%    4.82%
          w/SC7    27.30%  -5.40%    4.33%
------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1 These returns through May 11, 1998 include the performance of the Fund's predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund's Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), and Class C shares (3/1/01). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, and Class C shares would have produced during those periods because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of certain other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance would have been lower.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6 These returns through May 11, 1998 include the performance of the Fund's predecessor fund.
7     A  4.50%  front-end  sales  charge  was  deducted.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

DATE        CLASS D  RUSSELL MID CAP GROWTH   CPI
---------------------------------------------------
10/31/1993    9,550                  10,000  10,000
10/31/1994   10,209                  10,254  10,261
10/31/1995   12,411                  12,740  10,549
10/31/1996   14,820                  15,027  10,865
10/31/1997   18,326                  18,725  11,091
10/31/1998   19,262                  19,181  11,256
10/31/1999   21,826                  26,405  11,544
10/31/2000   34,182                  36,617  11,942
10/31/2001   14,698                  20,952  12,196
10/31/2002   11,460                  17,261  12,443
10/31/2003   15,284                  24,044  12,756

Comparative performance of $10,000 invested in Class D shares of the Gartmore Millennium Growth Fund, the Russell Midcap Growth Index (Russell Midcap Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/03. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The Russell Mid Cap Growth- an unmanaged index of the stock of medium-sized U.S. companies with a capitalization range of $196 million to $8.7 billion as of December 31, 2002, gives a broad look at how the stock price of medium-sized U.S. companies have performed.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

                                                           2003 ANNUAL REPORT 69
--------------------------------------------------------------------------------

CONCEPT  Series

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  MILLENNIUM  GROWTH  FUND

COMMON  STOCKS  -  LONG  POSITIONS  (103.0%)

                                          SHARES    VALUE
------------------------------------------------------------

ADVERTISING (1.2%)
Getty Images, Inc. (b) . . . . . . . . .   6,039  $  269,943
                                                  ----------

------------------------------------------------------------
AUTOMOTIVE (4.0%)
Clarcor, Inc.. . . . . . . . . . . . . .   4,500     182,925
United Rentals, Inc. (b) . . . . . . . .  25,300     440,726
Wabash National Corp. (b). . . . . . . .  10,574     243,942
                                                  ----------
                                                     867,593
                                                  ----------

------------------------------------------------------------
BUSINESS SERVICES (4.3%)
Corporate Executive Board (b). . . . . .   4,000     204,040
Portfolio Recovery Associates, Inc. (b).  28,517     737,164
                                                  ----------
                                                     941,204
                                                  ----------

------------------------------------------------------------
CASINO HOTELS (0.6%)
Mandalay Resort Group. . . . . . . . . .   3,100     121,675
                                                  ----------

------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES (10.2%)
CACI International, Inc., Class A (b). .   4,800     237,744
Cognizant Technology Solutions Corp. (b)   3,900     177,021
E.piphany, Inc. (b). . . . . . . . . . .  20,600     142,964
Iona Technologies PLC ADR (b). . . . . .  47,400     198,653
Palmsource, Inc. (b) . . . . . . . . . .   9,200     351,241
Quest Software, Inc. (b) . . . . . . . .  36,300     540,871
Siebel Systems, Inc. (b) . . . . . . . .  18,900     237,951
Veritas Software Corp. (b) . . . . . . .   9,800     354,270
                                                  ----------
                                                   2,240,715
                                                  ----------

------------------------------------------------------------
CONSULTING SERVICES (0.8%)
Sapient Corp. (b). . . . . . . . . . . .  32,300     177,004
                                                  ----------

------------------------------------------------------------
CONSUMER SERVICES (1.7%)
The First Marblehead Corp. (b) . . . . .  16,864     373,538
                                                  ----------

------------------------------------------------------------
DISTRIBUTION (0.9%)
LKQ Corp. (b). . . . . . . . . . . . . .  10,890     188,397
                                                  ----------

------------------------------------------------------------
EDUCATION (1.0%)
Apollo Group, Inc., Class A (b). . . . .   3,300     209,649
                                                  ----------

------------------------------------------------------------
ELECTRONICS (1.0%)
Sanmina - SCI Corp. (b). . . . . . . . .  21,400     225,770
                                                  ----------

------------------------------------------------------------
ENTERTAINMENT (2.8%)
Digital Theater System, Inc. (b) . . . .   7,600     243,200
Electronic Arts, Inc. (b). . . . . . . .   2,300     227,792
International Game Technologies. . . . .   4,100     134,275
                                                  ----------
                                                     605,267
                                                  ----------

------------------------------------------------------------
FINANCIAL / MISCELLANEOUS (6.0%)
E*Trade Financial Corp. (b). . . . . . .  41,124     423,577
Investors Financial Services Corp. . . .  12,000     423,960
Moodys, Inc. . . . . . . . . . . . . . .   3,100     179,273
Synovus Financial Corp.. . . . . . . . .   3,900     107,640
World Acceptance Corp. (b) . . . . . . .   9,500     170,430
                                                  ----------
                                                   1,304,880
                                                  ----------

------------------------------------------------------------
FOOD & BEVERAGE (0.8%)
Performance Food Group Co. (b) . . . . .   4,600     171,350
                                                  ----------

------------------------------------------------------------
HEALTHCARE SERVICES (5.8%)
Caremark Rx, Inc. (b). . . . . . . . . .   7,900     197,895
Icon Plc ADR (b) . . . . . . . . . . . .   8,600     367,650
PDI, Inc (b) . . . . . . . . . . . . . .  22,632     492,246
Stericycle, Inc. (b) . . . . . . . . . .   4,700     217,046
                                                  ----------
                                                   1,274,837
                                                  ----------

------------------------------------------------------------
HOSPITALS (4.1%)
Amsurg Corp. (b) . . . . . . . . . . . .  10,304     370,841
Vistacare, Inc., Class A (b) . . . . . .  15,200     524,552
                                                  ----------
                                                     895,393
                                                  ----------

------------------------------------------------------------
INSURANCE (1.1%)
Fidelity National Financial, Inc.. . . .   7,678     237,404
                                                  ----------

------------------------------------------------------------
INTERNET (1.4%)
At Road, Inc. (b). . . . . . . . . . . .  12,900     166,410
GigaMedia Ltd. (b) . . . . . . . . . . .  45,400     133,930
                                                  ----------
                                                     300,340
                                                  ----------

------------------------------------------------------------
MEDICAL LABORATORIES (1.1%)
Covance, Inc. (b). . . . . . . . . . . .   9,632     250,721
                                                  ----------

------------------------------------------------------------
MEDICAL PRODUCTS (2.4%)
PacifiCare Health Systems, Inc. (b). . .   4,391     261,265
Resmed, Inc. (b) . . . . . . . . . . . .   6,476     270,502
                                                  ----------
                                                     531,767
                                                  ----------

------------------------------------------------------------
MINING (1.0%)
Peabody Energy Corp. . . . . . . . . . .   6,738     224,578
                                                  ----------

------------------------------------------------------------
NETWORKING (3.0%)
Corning, Inc. (b). . . . . . . . . . . .  20,900     229,482
Enterasys Networks, Inc. (b) . . . . . .  38,400     149,760
Westell Technologies, Inc. (b) . . . . .  32,900     274,057
                                                  ----------
                                                     653,299
                                                  ----------

------------------------------------------------------------
NETWORKING PRODUCTS (1.7%)
Ixia (b) . . . . . . . . . . . . . . . .  31,000     372,000
                                                  ----------

70 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                                SHARES     VALUE
-------------------------------------------------------------------

OIL & GAS (3.1%)
Burlington Resources, Inc. . . . . . . . . . .   2,500  $   121,600
Nabors Industries Ltd. (b) . . . . . . . . . .   6,800      257,040
Noble Energy, Inc. . . . . . . . . . . . . . .   4,000      158,880
Smith International, Inc. (b). . . . . . . . .   3,500      130,305
                                                        -----------
                                                            667,825
                                                        -----------

-------------------------------------------------------------------
PC HARDWARE & PERIPHERALS (2.2%)
Maxtor Corp. (b) . . . . . . . . . . . . . . .  26,200      358,154
Seagate Technology . . . . . . . . . . . . . .   5,000      114,900
                                                        -----------
                                                            473,054
                                                        -----------

-------------------------------------------------------------------
PHARMACEUTICALS (2.3%)
IMS Health, Inc. . . . . . . . . . . . . . . .   9,200      216,476
Mylan Laboratories, Inc. . . . . . . . . . . .  12,300      297,045
                                                        -----------
                                                            513,521
                                                        -----------

-------------------------------------------------------------------
RADIO (1.4%)
XM Satellite Radio Holdings, Inc., Class A (b)  15,600      316,056
                                                        -----------

-------------------------------------------------------------------
RESTAURANTS (2.5%)
Starbucks Corp. (b). . . . . . . . . . . . . .   7,200      227,520
The Cheesecake Factory, Inc. (b) . . . . . . .   8,000      319,520
                                                        -----------
                                                            547,040
                                                        -----------

-------------------------------------------------------------------
RETAIL (11.5%)
Abercrombie & Fitch Co. (b). . . . . . . . . .   5,800      165,300
Amazon Co., Inc. (b) . . . . . . . . . . . . .   3,800      206,796
Bed Bath & Beyond, Inc. (b). . . . . . . . . .  10,410      439,718
BJ's Wholesale Club, Inc. (b). . . . . . . . .   7,400      190,106
Carmax, Inc. (b) . . . . . . . . . . . . . . .   8,830      278,233
Family Dollar Stores, Inc. . . . . . . . . . .   2,500      109,025
Guitar Center, Inc. (b). . . . . . . . . . . .   8,995      292,787
MSC Industrial Direct Co., Inc., Class A . . .  20,000      473,000
RedEnvelope, Inc. (b). . . . . . . . . . . . .  12,700      169,418
Staples, Inc. (b). . . . . . . . . . . . . . .   7,800      209,196
                                                        -----------
                                                          2,533,579
                                                        -----------

-------------------------------------------------------------------
SEMICONDUCTOR (4.9%)
Lexar Media, Inc. (b). . . . . . . . . . . . .  33,600      769,776
SanDisk Corp. (b). . . . . . . . . . . . . . .   3,700      298,220
                                                        -----------
                                                          1,067,996
                                                        -----------

-------------------------------------------------------------------
SEMICONDUCTORS (11.5%)
Amkor Technology, Inc. (b) . . . . . . . . . .   6,200      116,870
Axcelis Technologies, Inc. (b) . . . . . . . .  22,900      242,282
Dupont Photomask, Inc. (b) . . . . . . . . . .  12,300      285,114
Entegris, Inc. (b) . . . . . . . . . . . . . .  28,500      375,060
Fsi International, Inc. (b). . . . . . . . . .  17,600      110,880
MKS Instruments, Inc. (b). . . . . . . . . . .  10,100      262,600
Pixelworks, Inc. (b) . . . . . . . . . . . . .  72,100      870,968
Skyworks Solutions, Inc. (b) . . . . . . . . .  15,800      135,564
Xilinx, Inc. (b) . . . . . . . . . . . . . . .   3,800      120,460
                                                        -----------
                                                          2,519,798
                                                        -----------

-------------------------------------------------------------------
TECHNOLOGY (0.8%)
eCollege.com, Inc. (b) . . . . . . . . . . . .   7,800      169,182
                                                        -----------

-------------------------------------------------------------------
TELECOMMUNICATIONS (2.2%)
Nextel Communications, Inc., Class A (b) . . .  11,400      275,880
NII Holdings Class B (b) . . . . . . . . . . .   2,700      208,143
                                                        -----------
                                                            484,023
                                                        -----------

-------------------------------------------------------------------
THERAPEUTICS (3.7%)
Abgenix, Inc. (b). . . . . . . . . . . . . . .  24,000      294,000
Biopure Corp. (b). . . . . . . . . . . . . . .  37,600      130,096
Ilex Oncology, Inc. (b). . . . . . . . . . . .  12,000      250,320
NPS Pharmaceuticals, Inc. (b). . . . . . . . .   5,400      142,182
                                                        -----------
                                                            816,598
                                                        -----------

TOTAL COMMON STOCKS                                      22,545,996
                                                        -----------

SHORT-TERM INVESTMENT PURCHASE WITH CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (19.0%)

Nomura Securities, 1.07%, dated 10/31/03,
due 11/03/03, repurchase price $4,161,177
(Fully collateralized by U.S. Agency Securities).  $4,160,806    4,160,806
                                                                -----------

TOTAL INVESTMENTS (COST $23,845,224) (A) - 122.0%               26,706,802

LIABILITIES IN EXCESS OF OTHER ASSETS - (22.0)%                 (4,816,020)
                                                                -----------

NET ASSETS - 100.0%                                            $21,890,782
                                                                -----------
                                                                -----------

                                                           2003 ANNUAL REPORT 71
--------------------------------------------------------------------------------

CONCEPT  Series

STATEMENT  OF  INVESTMENTS  SOLD  SHORT
October  31,  2003

GARTMORE  MILLENNIUM  GROWTH  FUND  (Continued)

COMMON  STOCKS  -  SHORT  POSITIONS  (13.0%)

                                     SHARES    VALUE
-------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (1.9%)
Cognos, Inc. (b). . . . . . . . . .  12,000  $  413,640
                                             ----------

-------------------------------------------------------
MUTUAL FUNDS (6.5%)
NASDAQ Biotech Index Fund (b) . . .   9,400     667,306
S&P Depositary Receipt (b). . . . .   7,200     758,376
                                             ----------
                                              1,425,682
                                             ----------

-------------------------------------------------------
OPTICAL SUPPLIES (0.8%)
Alcon, Inc. . . . . . . . . . . . .   3,100     170,841
                                             ----------

-------------------------------------------------------
PHARMACEUTICALS (3.1%)
AmerisourceBergen Corp. . . . . . .  12,000     681,240
                                             ----------

-------------------------------------------------------
RETAIL (0.7%)
Gap, Inc. . . . . . . . . . . . . .   8,200     156,456
                                             ----------

TOTAL INVESTMENT SOLD SHORT
(PROCEEDS $2,743,020) - 13.0%                $2,847,859
                                             ----------
                                             ----------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.

ADR  American  Depositary  Receipt
PLC  Public  Limited  Company

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

72 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

CONCEPT  Series

GARTMORE  VALUE  OPPORTUNITIES  FUND

Class  A  Shares  symbol:  GVOAX
Class  B  Shares  symbol:  GVOBX
Class  C  Shares  symbol:  GVOCX
Institutional  Service  Class  symbol:  GVOIX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund returned 31.32%* versus 43.35% for its benchmark, the Russell 2000 Index.

For broader comparison, the average return for this Fund's peer category (Small-Cap Core Funds) was 38.95%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

The market surged during the second half of the period as the economic slowdown appeared to have ended and an earnings recovery was on the horizon. On the surface, the move in the market appeared to be broad-based. A closer examination of the performance, however, revealed that the rally was fueled by a risky and speculative segment of the market.

Small-cap market returns, as measured by the Russell 2000 Index, were dominated by the micro-cap, or smallest, segment of the small-cap market. These micro-cap stocks tend to be illiquid, trading unprofitably at less than $5 per share. Many of these stocks come with negative earnings forecasts for calendar-year 2003 and only marginal improvement projections for 2004. This challenging environment for the Fund's style of investing, which emphasizes liquidity and earnings quality, led to the Fund's performance lagging that of the benchmark.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

The Fund's top holdings as of Oct. 31, 2003, were Affiliated Managers Group Inc., an asset management company; Ominicare, Inc., which provides pharmacy services to long-term care institutions; and Webster Financial Corp., a registered bank holding company.

Purchases by the Fund during the period included Tellabs, a telecommunications stock that should rise in conjunction with capital spending; and The Timberland Co., the footwear manufacturer, which has an impressive product line and conservative earnings expectations. The Fund sold information technology stocks such as Photronics, Inc. and Polycom Inc. The Fund also sold part of its position in Advance PCS, Inc. upon the announcement that the firm had received a takeover proposal. The Fund thought it prudent to reduce its exposure to Advance PCS due to the risks inherent in any merger.

HOW  IS  THE  FUND  POSITIONED?

The economy seems to be in a recovery mode, although the market may be overestimating its pace. Given the quick run-up in third-quarter 2003 share prices, the Fund is more inclined to be cautious in the near term to see how the economic and earnings data unfold. The environment is likely to shift soon to one in which fundamentals, rather than investor sentiment, move the market. In such an environment, well-positioned companies with strong profitability and visible earnings growth should be rewarded along with the Fund's style of investing.

PORTFOLIO  MANAGER:  NorthPointe  Capital  -  Subadviser

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $43,204,513
OCTOBER  31,  2003

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                                        1 YR.   INCEPTION1
-----------------------------------------------------------
Class A. . . . . . . . . . .  w/o SC2   31.32%       11.01%
                              w/SC3     23.82%        9.32%
-----------------------------------------------------------
Class B. . . . . . . . . . .  w/o SC2   30.39%       10.30%
                              w/SC4     25.39%        9.71%
-----------------------------------------------------------
Class C5 . . . . . . . . . .  w/o SC2   30.35%       10.30%
                              w/SC6     28.06%       10.02%
-----------------------------------------------------------
Institutional Service Class7            31.39%       11.28%
-----------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  December  29,  1999.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns until the creation of Class C shares (3/1/01) include the performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

DATE        CLASS A  RUSSELL 2000   CPI
-----------------------------------------
12/29/1999    9,425        10,000  10,000
10/31/2000   11,723         9,953  10,339
10/31/2001   11,621         8,689  10,559
10/31/2002   10,721         7,683  10,772
10/31/2003   14,079        11,015  11,043

Comparative performance of $10,000 invested in Class A shares of the Gartmore Value Opportunities Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The Russell 2000 is an unmanaged index of securities of small capitalization U.S. companies.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

                                                           2003 ANNUAL REPORT 73
--------------------------------------------------------------------------------

CONCEPT  Series

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  VALUE  OPPORTUNITIES  FUND

COMMON  STOCKS  (95.3%)

                                           SHARES OR
                                        PRINCIPAL AMOUNT    VALUE
--------------------------------------------------------------------

AEROSPACE (0.9%)
Alliant Techsystems, Inc. (b). . . . .             3,500  $  181,160
Orbital Sciences Corp. (b) . . . . . .            17,500     160,825
                                                          ----------
                                                             341,985
                                                          ----------

--------------------------------------------------------------------
AIR TRANSPORT (0.9%)
SkyWest, Inc.. . . . . . . . . . . . .            17,702     327,310
                                                          ----------

--------------------------------------------------------------------
AUTO PARTS - AFTER MARKET (0.4%)
Aftermarket Technology Corp. (b) . . .            12,400     146,940
                                                          ----------

--------------------------------------------------------------------
AUTO PARTS - ORIGINAL EQUIPMENT (0.6%)
Lear Corp. (b) . . . . . . . . . . . .             3,700     214,933
                                                          ----------

--------------------------------------------------------------------
BANKS - OUTSIDE NEW YORK CITY (6.0%)
BOK Financial Corp. (b). . . . . . . .             8,814     333,169
Community First Bankshares, Inc. . . .            12,800     347,520
East West Bancorp, Inc.. . . . . . . .             6,673     327,578
Hudson United Bancorp, Inc.. . . . . .             6,300     228,627
Provident Financial Group, Inc.. . . .            15,660     461,186
Sky Financial Group, Inc.. . . . . . .            11,200     272,720
South Financial Group, Inc. (The). . .             8,500     222,105
                                                          ----------
                                                           2,192,905
                                                          ----------

--------------------------------------------------------------------
BIOTECHNOLOGY RESEARCH & PRODUCTION (0.9%)
Serologicals Corp. (b) . . . . . . . .            15,000     240,000
Transkaryotic Therapies, Inc. (b). . .             8,200     107,502
                                                          ----------
                                                             347,502
                                                          ----------

--------------------------------------------------------------------
BUILDING - MOBILE HOME & MANUFACTURED HOUSING (0.4%)
Fleetwood Enterprises, Inc. (b). . . .            14,800     149,184
                                                          ----------

--------------------------------------------------------------------
BUILDING - AIR CONDITIONING (0.4%)
York International Corp. . . . . . . .             3,800     151,012
                                                          ----------

--------------------------------------------------------------------
CASINOS & GAMBLING (1.2%)
Ameristar Casinos, Inc. (b). . . . . .             8,000     168,960
Scientific Games Corp., Class A (b). .            19,600     260,680
                                                          ----------
                                                             429,640
                                                          ----------

--------------------------------------------------------------------
CHEMICALS (1.6%)
A. Schulman, Inc.. . . . . . . . . . .             5,125      97,324
Cabot Corp.. . . . . . . . . . . . . .             9,100     253,890
Lubrizol Corp. . . . . . . . . . . . .             8,000     242,400
                                                          ----------
                                                             593,614
                                                          ----------

--------------------------------------------------------------------
COAL (1.5%)
Consol Energy, Inc.. . . . . . . . . .             7,300     158,410
Peabody Energy Corp. . . . . . . . . .            11,600     386,628
                                                          ----------
                                                             545,038
                                                          ----------

--------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY (1.9%)
Enterasys Networks, Inc. (b) . . . . .            60,100     234,390
Harris Corp. . . . . . . . . . . . . .             6,500     241,930
Symbol Technologies, Inc.. . . . . . .            16,700     208,583
                                                          ----------
                                                             684,903
                                                          ----------

--------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS (4.3%)
CNET Networks, Inc. (b). . . . . . . .            22,400     182,336
Compuware Corp. (b). . . . . . . . . .            39,700     223,114
Gartner, Inc. (b). . . . . . . . . . .            15,100     192,525
Maxtor Corp. (b) . . . . . . . . . . .            13,400     183,178
Novell, Inc. (b) . . . . . . . . . . .            59,700     350,439
Parametric Technology Corp. (b). . . .            67,500     209,925
Verity, Inc. (b) . . . . . . . . . . .            17,400     244,470
                                                          ----------
                                                           1,585,987
                                                          ----------

--------------------------------------------------------------------
COMPUTER TECHNOLOGY (2.1%)
Advanced Digital Information Corp. (b)            13,900     225,875
Intergraph Corp. (b) . . . . . . . . .            14,300     372,658
Unisys Corp. (b) . . . . . . . . . . .            10,400     159,744
                                                          ----------
                                                             758,277
                                                          ----------

--------------------------------------------------------------------
CONSTRUCTION (0.5%)
Chicago Bridge and Iron Co. N.V. . . .             6,730     183,393
                                                          ----------

--------------------------------------------------------------------
CONSUMER PRODUCTS (0.8%)
Scotts Co. (The), Class A (b). . . . .             5,100     294,525
                                                          ----------

--------------------------------------------------------------------
CONTAINERS & PACKAGING - METALS & GLASS (0.4%)
Anchor Glass Container Corp. (b) . . .             8,600     138,890
                                                          ----------

--------------------------------------------------------------------
CONTAINERS & PACKAGING - PAPER & PLASTIC (0.7%)
Temple-Inland, Inc.. . . . . . . . . .             4,500     243,135
                                                          ----------

--------------------------------------------------------------------
DATA PROCESSING - MANAGEMENT (0.3%)
InfoUSA, Inc. (b). . . . . . . . . . .            15,100     123,820
                                                          ----------

--------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS (0.5%)
Jacuzzi Brands, Inc. (b) . . . . . . .            26,400     186,120
                                                          ----------

--------------------------------------------------------------------
DRUG & GROCERY STORE CHAINS (0.5%)
SUPERVALU, Inc.. . . . . . . . . . . .             7,200     181,584
                                                          ----------

--------------------------------------------------------------------
DRUGS & PHARMACEUTICALS (2.0%)
CV Therapeutics, Inc. (b). . . . . . .             6,400     112,832
K-V Pharmaceutical Co. (b) . . . . . .            10,800     259,200
Pharmaceutical Resources, Inc. (b) . .             5,200     375,856
                                                          ----------
                                                             747,888
                                                          ----------

--------------------------------------------------------------------
ELECTRONICS (0.7%)
Aeroflex, Inc. (b) . . . . . . . . . .            26,600     246,848
                                                          ----------

74 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                                   SHARES OR
                                                PRINCIPAL AMOUNT   VALUE
--------------------------------------------------------------------------

ELECTRONICS - INSTRUMENTS, GAUGES & METERS (1.7%)
Fisher Scientific International, Inc. (b). . .             6,800  $273,700
Flir Systems, Inc. (b) . . . . . . . . . . . .             6,900   215,694
Tektronix, Inc.. . . . . . . . . . . . . . . .             5,700   146,319
                                                                  --------
                                                                   635,713
                                                                  --------

--------------------------------------------------------------------------
ELECTRONICS - SEMI-CONDUCTORS & COMPONENTS (1.8%)
Atmel Corp. (b). . . . . . . . . . . . . . . .            43,500   245,340
August Technology Corp. (b). . . . . . . . . .             7,130   138,322
ChipPAC, Inc. (b). . . . . . . . . . . . . . .             8,100    67,554
MEMC Electronic Materials, Inc. (b). . . . . .            18,600   208,320
                                                                  --------
                                                                   659,536
                                                                  --------

--------------------------------------------------------------------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS (0.4%)
TradeStation Group, Inc. (b) . . . . . . . . .            16,000   136,160
                                                                  --------

--------------------------------------------------------------------------
FINANCIAL - MISCELLANEOUS (0.7%)
New Century Financial Corp.. . . . . . . . . .             6,800   252,144
                                                                  --------

--------------------------------------------------------------------------
FOODS (1.8%)
Dean Foods Co. (b) . . . . . . . . . . . . . .             5,100   154,275
Del Monte Foods Co. (b). . . . . . . . . . . .            23,800   226,338
NBTY, Inc. (b) . . . . . . . . . . . . . . . .            10,500   286,125
                                                                  --------
                                                                   666,738
                                                                  --------

--------------------------------------------------------------------------
HEALTH CARE FACILITIES (0.7%)
Triad Hospitals, Inc. (b). . . . . . . . . . .             7,800   239,694
                                                                  --------

--------------------------------------------------------------------------
HEALTH CARE SERVICES (2.5%)
Advance PCS (b). . . . . . . . . . . . . . . .             5,000   257,350
Apria Healthcare Group, Inc. (b) . . . . . . .             7,800   226,200
Select Medical Corp. (b) . . . . . . . . . . .             6,300   211,491
Wellchoice, Inc. (b) . . . . . . . . . . . . .             6,500   211,250
                                                                  --------
                                                                   906,291
                                                                  --------

--------------------------------------------------------------------------
HOMEBUILDING (0.4%)
Beazer Homes USA, Inc. (b) . . . . . . . . . .             1,300   129,350
                                                                  --------

--------------------------------------------------------------------------
HOUSEHOLD FURNISHINGS (0.9%)
Bombay Co., Inc. (b) . . . . . . . . . . . . .            12,800   168,704
La-Z-Boy, Inc. . . . . . . . . . . . . . . . .             8,800   177,760
                                                                  --------
                                                                   346,464
                                                                  --------

--------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (0.8%)
Dial Corp. . . . . . . . . . . . . . . . . . .            11,900   285,600
                                                                  --------

--------------------------------------------------------------------------
IDENTIFICATION CONTROL & FILTER DEVICES (0.7%)
Hubbell, Inc.. . . . . . . . . . . . . . . . .             4,800   205,632
Pall Corp. . . . . . . . . . . . . . . . . . .             2,600    60,840
                                                                  --------
                                                                   266,472
                                                                  --------

--------------------------------------------------------------------------
INSURANCE - MULTI-LINE (1.3%)
Reinsurance Group of America, Inc. . . . . . .             6,300  $251,685
StanCorp Financial Group, Inc. . . . . . . . .             3,800   239,590
                                                                  --------
                                                                   491,275
                                                                  --------

--------------------------------------------------------------------------
INSURANCE - PROPERTY & CASUALTY (2.0%)
IPC Holdings Ltd.. . . . . . . . . . . . . . .             6,600   247,170
ProAssurance Corp. (b) . . . . . . . . . . . .            10,300   310,030
RLI Corp.. . . . . . . . . . . . . . . . . . .             5,618   188,765
                                                                  --------
                                                                   745,965
                                                                  --------

--------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES (1.4%)
Affiliated Managers Group, Inc. (b). . . . . .             7,200   522,000
                                                                  --------

--------------------------------------------------------------------------
LEISURE TIME (0.4%)
West Marine, Inc. (b). . . . . . . . . . . . .             6,800   150,688
                                                                  --------

--------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & HANDLING (0.4%)
Manitowoc Co. (The). . . . . . . . . . . . . .             6,100   132,370
                                                                  --------

--------------------------------------------------------------------------
MACHINERY - INDUSTRIAL & SPECIALTY (1.1%)
Joy Global, Inc. (b) . . . . . . . . . . . . .            11,800   224,908
Kennametal, Inc. . . . . . . . . . . . . . . .             5,100   188,088
                                                                  --------
                                                                   412,996
                                                                  --------

--------------------------------------------------------------------------
MACHINERY - OIL WELL EQUIPMENT & SERVICES (1.8%)
Key Energy Services, Inc. (b). . . . . . . . .            29,500   257,535
Rowan Co., Inc. (b). . . . . . . . . . . . . .            16,500   395,175
                                                                  --------
                                                                   652,710
                                                                  --------

--------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (2.3%)
Barr Laboratories, Inc. (b). . . . . . . . . .             3,700   284,049
FEI Co. (b). . . . . . . . . . . . . . . . . .            10,200   242,250
Owens & Minor, Inc.. . . . . . . . . . . . . .             6,360   129,362
PerkinElmer, Inc.. . . . . . . . . . . . . . .            11,100   199,911
                                                                  --------
                                                                   855,572
                                                                  --------

--------------------------------------------------------------------------
METAL FABRICATING (1.0%)
Maverick Tube Corp. (b). . . . . . . . . . . .            22,029   372,070
                                                                  --------

--------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & PROCESSING (0.6%)
USEC, Inc. . . . . . . . . . . . . . . . . . .            30,000   223,500
                                                                  --------

--------------------------------------------------------------------------
OIL - CRUDE PRODUCERS (1.9%)
Newfield Exploration Co. (b) . . . . . . . . .            11,300   448,949
XTO Energy, Inc. . . . . . . . . . . . . . . .            10,666   252,464
                                                                  --------
                                                                   701,413
                                                                  --------

--------------------------------------------------------------------------
OPTICAL NETWORKING (0.6%)
Agere Systems, Inc. (b). . . . . . . . . . . .            63,100   219,588
                                                                  --------

                                                           2003 ANNUAL REPORT 75
--------------------------------------------------------------------------------

CONCEPT  Series

October  31,  2003

GARTMORE  VALUE  OPPORTUNITIES  FUND  (Continued)

COMMON  STOCKS  (CONTINUED)

                                                      SHARES OR
                                                   PRINCIPAL AMOUNT    VALUE
-------------------------------------------------------------------------------

PAINTS & COATINGS (1.8%)
RPM International, Inc. . . . . . . . . . . . . .            20,300  $  293,335
Valspar Corp. . . . . . . . . . . . . . . . . . .             7,500     357,750
                                                                     ----------
                                                                        651,085
                                                                     ----------

-------------------------------------------------------------------------------
PHARMACEUTICALS (0.4%)
Millenium Pharmaceuticals (b) . . . . . . . . . .             8,400     133,728
                                                                     ----------

-------------------------------------------------------------------------------
POLLUTION CONTROL & ENVIRONMENTAL SERVICES (0.9%)
Headwaters, Inc. (b). . . . . . . . . . . . . . .            17,100     320,454
                                                                     ----------

-------------------------------------------------------------------------------
PUBLISHING - NEWSPAPERS (0.4%)
Lee Enterprises, Inc. . . . . . . . . . . . . . .             3,200     134,912
                                                                     ----------

-------------------------------------------------------------------------------
RADIO & TV BROADCASTERS (1.5%)
Cumulus Media, Inc. (b) . . . . . . . . . . . . .            12,772     239,220
Emmis Communications Corp., Class A (b) . . . . .             6,700     148,606
Sinclair Broadcast Group, Inc., Class A (b) . . .            14,400     167,616
                                                                     ----------
                                                                        555,442
                                                                     ----------

-------------------------------------------------------------------------------
RAILROADS (0.9%)
Genesee & Wyoming, Inc., Class A (b). . . . . . .            14,350     348,849
                                                                     ----------

-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REIT) (6.4%)
Agree Realty Corp.. . . . . . . . . . . . . . . .             6,900     178,020
American Financial Realty Trust . . . . . . . . .            27,800     422,560
Anworth Mortgage Asset Corp.. . . . . . . . . . .            15,700     220,428
Ashford Hospitality Trust (b) . . . . . . . . . .            27,700     253,455
CBL & Associates Properties, Inc. . . . . . . . .             8,100     431,729
Developers Diversified Realty Corp. . . . . . . .             7,100     205,190
Friedman Billings Ramsey Group, Inc.. . . . . . .            11,400     227,088
Liberty Property Trust. . . . . . . . . . . . . .             6,100     221,918
SL Green Realty Corp. . . . . . . . . . . . . . .             6,700     242,205
                                                                     ----------
                                                                      2,402,593
                                                                     ----------

-------------------------------------------------------------------------------
RESTAURANTS (0.9%)
Bob Evans Farms, Inc. . . . . . . . . . . . . . .             4,400     130,064
Ruby Tuesday, Inc.. . . . . . . . . . . . . . . .             7,300     199,655
                                                                     ----------
                                                                        329,719
                                                                     ----------

-------------------------------------------------------------------------------
RETAIL (4.5%)
American Eagle Outfitters, Inc. (b) . . . . . . .             6,600     105,534
Ann Taylor Stores Corp. (b) . . . . . . . . . . .             2,900     103,820
Big Lots, Inc. (b). . . . . . . . . . . . . . . .            11,000     165,110
Central Garden & Pet Co. (b). . . . . . . . . . .             6,110     169,003
Linens 'n Things, Inc. (b). . . . . . . . . . . .            10,600     312,912
Nordstrom, Inc. . . . . . . . . . . . . . . . . .             7,600     231,724
ShopKo Stores, Inc. (b) . . . . . . . . . . . . .             6,200      95,976
Timberland Co. (The), Class A (b) . . . . . . . .             6,100     316,895
Wet Seal, Inc. (The), Class A (b) . . . . . . . .            12,900     141,771
                                                                     ----------
                                                                      1,642,745
                                                                     ----------

-------------------------------------------------------------------------------
SAVINGS & LOAN (3.7%)
Bank Mutual Corp. . . . . . . . . . . . . . . . .             5,100      60,333
BankAtlantic Bancorp, Inc., Class A . . . . . . .            26,460     444,263
First Niagara Financial Group, Inc. . . . . . . .            10,000     142,900
Independence Community Bank Corp. . . . . . . . .             6,700     246,225
Webster Financial Corp. . . . . . . . . . . . . .            10,600     473,820
                                                                     ----------
                                                                      1,367,541
                                                                     ----------

-------------------------------------------------------------------------------
SCIENTIFIC EQUIPMENT & SUPPLIERS (0.1%)
Newport Corp. (b) . . . . . . . . . . . . . . . .             3,500      55,160
                                                                     ----------

-------------------------------------------------------------------------------
SECURITIES BROKERAGE & SERVICES (1.6%)
American Capital Strategies Ltd.. . . . . . . . .             8,600     232,200
Legg Mason, Inc.. . . . . . . . . . . . . . . . .             3,300     274,725
NCO Group, Inc. (b) . . . . . . . . . . . . . . .             3,700      88,060
                                                                     ----------
                                                                        594,985
                                                                     ----------

-------------------------------------------------------------------------------
SERVICES - COMMERCIAL (3.3%)
Integrated Alarm Services Group, Inc. (b) . . . .            31,500     277,515
MPS Group, Inc. (b) . . . . . . . . . . . . . . .            14,078     134,445
Omnicare, Inc.. . . . . . . . . . . . . . . . . .            12,400     475,416
Waste Connections, Inc. (b) . . . . . . . . . . .             9,400     325,992
                                                                     ----------
                                                                      1,213,368
                                                                     ----------

-------------------------------------------------------------------------------
STEEL (0.4%)
Carpenter Technology Corp.. . . . . . . . . . . .             5,500     142,175
                                                                     ----------

-------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT (4.3%)
Advanced Fiber Communication (b). . . . . . . . .            12,600     303,282
Arris Group, Inc. (b) . . . . . . . . . . . . . .            26,500     159,000
Nextel Partners, Inc., Class A (b). . . . . . . .            17,700     212,754
Polycom, Inc. (b) . . . . . . . . . . . . . . . .            17,500     350,525
Symmetricom, Inc. (b) . . . . . . . . . . . . . .            16,400     118,080
Tellabs, Inc. (b) . . . . . . . . . . . . . . . .            40,600     305,718
Westell Technologies, Inc. (b). . . . . . . . . .            16,200     134,946
                                                                     ----------
                                                                      1,584,305
                                                                     ----------

-------------------------------------------------------------------------------
TOYS (0.5%)
Hasbro, Inc.. . . . . . . . . . . . . . . . . . .             9,100     198,380
                                                                     ----------

-------------------------------------------------------------------------------
TRUCKERS (1.1%)
J.B. Hunt Transport Services, Inc. (b). . . . . .            11,200     284,256
Overnite Corp. (b). . . . . . . . . . . . . . . .             5,500     121,880
                                                                     ----------
                                                                        406,136
                                                                     ----------

-------------------------------------------------------------------------------
UTILITIES - ELECTRIC (3.3%)
Black Hills Corp. . . . . . . . . . . . . . . . .             6,500     209,105
Duquesne Light Holdings, Inc. . . . . . . . . . .            20,500     329,435
NSTAR . . . . . . . . . . . . . . . . . . . . . .             5,600     261,520
Wisconsin Energy Corp.. . . . . . . . . . . . . .            12,200     399,550
                                                                     ----------
                                                                      1,199,610
                                                                     ----------

76 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                                        SHARES OR
                                                    PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------
UTILITIES - GAS DISTRIBUTORS (2.1%)
Questar Corp.. . . . . . . . . . . . . . . . . . .             11,100  $   352,425
Western Gas Resources, Inc.. . . . . . . . . . . .             10,100      429,250
                                                                       ------------
                                                                           781,675
                                                                       ------------

-----------------------------------------------------------------------------------
UTILITIES - WATER (0.5%)
American States Water Co.. . . . . . . . . . . . .              7,672      187,964
                                                                       ------------

TOTAL COMMON STOCKS                                                     35,070,568
                                                                       ------------

REPURCHASE AGREEMENTS (5.8%)

CS First Boston, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $1,071,423
(Fully collateralized by AA Rated Corporate Bonds)  $       1,071,339    1,071,339
Lehman Brothers, 0.94%, dated10/31/03,
due 11/03/03, repurchase price $198,411
(Fully collateralized by U.S. Agency Securities) .            198,395      198,395
Nomura Securities, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $857,139
(Fully collateralized by AA Rated Corporate Bonds)            857,072      857,072
                                                                       ------------

TOTAL REPURCHASE AGREEMENTS                                              2,126,806
                                                                       ------------

SHORT-TERM INVESTMENT PURCHASE WITH CASH COLLATERAL RECEIVED FOR SECURITIES ON
LOAN (16.3%)

Nomura Securities, 1.07%, dated 10/31/03,
due 11/03/03, repurchase price $6,007,675
(Fully collateralized by U.S. Agency Securities) .          6,007,139    6,007,139
                                                                       ------------

TOTAL INVESTMENTS (COST $38,491,302) (A) - 117.4%                       43,204,513

LIABILITIES IN EXCESS OF OTHER ASSETS - (17.4)%                         (6,395,693)
                                                                       ------------

NET ASSETS - 100.0%                                                    $36,808,820
                                                                       ------------
                                                                       ------------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

                                                           2003 ANNUAL REPORT 77
--------------------------------------------------------------------------------

CONCEPT  Series

GARTMORE  MICRO  CAP  EQUITY  FUND

Class  A  Shares  symbol:  GMEAX
Class  B  Shares  symbol:  GMEBX
Class  C  Shares  symbol:  GMECX
Institutional  Service  Class  symbol:  GMESX
Institutional  Class  symbol:  GMEIX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund returned 84.14%* versus 89.20% for its benchmark, the Wilshire Micro Cap Equity Index.

For broader comparison, the average return for this Fund's peer category (Small Cap Core Funds) was 38.95%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

Micro-cap stocks soared during the period, with their performance boosted by a favorable market and economic environment, especially for smaller companies.
Micro-cap stocks tend to lead economic recoveries because their earnings momentum is the strongest in the early part of an up-cycle. As compared to large-cap stocks, micro-cap stocks also gained from their more attractive valuations.

At times, however, the economy and the market did not look so favorable. The U.S.-led war in Iraq created a great deal of uncertainty. Once the uncertainty of war appeared to have been removed, the equity market rallied, which created a huge turnaround in equities.

The Fund's quality growth strategy of finding companies with long-term earnings momentum hurt performance. Names that are more sensitive to the cyclical recovery outperformed, while those companies that are positioned for the longer term did not do as well. Index performance was driven by the smallest-capitalization stocks as well as very risky names that generate little or no earnings.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.

The Fund's top 20 holdings represented a diverse group of stocks, including five industrials; five information technology; four consumer discretionary; and two each in financials, consumer staples and health-care stocks. Two of the Fund's better stock picks were Lifetime Hoan Corp., a designer and distributor of household and kitchen products, and World Acceptance Corp., a small-loan consumer finance firm. Two Fund holdings that did poorly were Option Care, Inc., which provides pharmacy services on behalf of managed-care organizations, and Strategic Diagnostics Inc., which develops food-safety and water-quality test kits. Following this strategy, the Fund added to its winning positions on their way up and sold its losing positions.

HOW  IS  THE  FUND  POSITIONED?

The Fund continues to be positive on micro-cap stocks because the economic recovery is still in the early stages, and micro-cap stocks should continue to show greater earnings growth than their larger-cap counterparts. Some sector rotation may occur as investors attempt to protect their gains and find growth. The Fund is investing in technology and plans to add to its holdings in health care and consumer discretionary in 2004.

The equity markets are unlikely to see another massive run like the one they experienced this past year. Thorny economic and geopolitical issues are emerging, such as the growing number of terrorist attacks worldwide, robust economic growth without job growth, and the uncertainty of who will be the next U.S. President.

PORTFOLIO  MANAGER:  Carl  P.  Wilk,  CFP

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $28,298,393
OCTOBER  31,  2003

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2003)

                                        1 YR.   INCEPTION1
-----------------------------------------------------------
Class A. . . . . . . . . . .  w/o SC2   84.14%       41.23%
                              w/SC3     73.50%       35.15%
-----------------------------------------------------------
Class B. . . . . . . . . . .  w/o SC2   82.81%       40.10%
                              w/SC4     77.81%       37.45%
-----------------------------------------------------------
Class C. . . . . . . . . . .  w/o SC2   83.04%       40.24%
                              w/SC5     80.16%       39.20%
-----------------------------------------------------------
Institutional Service Class6            84.72%       41.56%
-----------------------------------------------------------
Institutional Class6 . . . .            84.72%       41.56%
-----------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  June  27,  2002.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5    A  1.00%  front-end  sales  charge  was  deducted. A CDSC of 1.00% was also deducted because it is charged when you sell Class C shares within the first year after purchase.
6    Not  subject  to  any  sales  charges.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

DATE        CLASS A  WILSHIRE MICRO CAP EQUITY   CPI
------------------------------------------------------
6/27/2002.    9,425                     10,000  10,000
10/31/2002    8,143                      8,232  10,078
10/31/2003   14,995                     15,575  10,331

Comparative performance of $10,000 invested in Class A shares of the Gartmore Micro Cap Equity Fund, Wilshire Micro Cap Equity Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a) The Wilshire Micro Cap Equity Index is a capitalization-weighted index that measures small-cap stocks in the bottom "half" of the Wilshire 5000 Index.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

78 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  MICRO  CAP  EQUITY  FUND

COMMON  STOCKS  (87.3%)

                                                   SHARES OR
                                                PRINCIPAL AMOUNT    VALUE
----------------------------------------------------------------------------

APPAREL (3.6%)
Perry Ellis International, Inc. (b). . . . . .             7,000  $  191,100
Wet Seal, Inc. (The) (b) . . . . . . . . . . .            37,900     416,521
Weyco Group, Inc.. . . . . . . . . . . . . . .            13,100     362,870
                                                                  ----------
                                                                     970,491
                                                                  ----------

----------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT (2.6%)
Monro Muffler, Inc. (b). . . . . . . . . . . .            11,400     374,490
TBC Corp. (b). . . . . . . . . . . . . . . . .            12,100     328,999
                                                                  ----------
                                                                     703,489
                                                                  ----------

----------------------------------------------------------------------------
BANK HOLDINGS COMPANIES (3.7%)
Bank of the Ozarks, Inc. . . . . . . . . . . .             1,500      63,915
Capitol Bancorp Ltd. . . . . . . . . . . . . .             4,900     129,850
Macatawa Bank Corp.. . . . . . . . . . . . . .            10,000     262,100
Republic Bancorp, Inc., Class A. . . . . . . .            12,500     249,750
Royal Bancshares of Pennsylvania, Inc.,
Class A. . . . . . . . . . . . . . . . . . . .            11,900     291,550
                                                                  ----------
                                                                     997,165
                                                                  ----------

----------------------------------------------------------------------------
BANKING (1.1%)
Mercantile Bank Corp.. . . . . . . . . . . . .             8,600     288,874
                                                                  ----------
----------------------------------------------------------------------------

BUILDING (1.5%)
Craftmade International, Inc.. . . . . . . . .            17,290     412,885
                                                                  ----------

----------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES (10.9%)
Captiva Software Corp. (b) . . . . . . . . . .            47,900     574,801
ClickSoftware Co. (b). . . . . . . . . . . . .           140,000     420,000
DigitalNet Holdings, Inc. (b). . . . . . . . .             1,400      32,354
DocuCorp International, Inc. (b) . . . . . . .            25,700     213,361
Logility, Inc. (b) . . . . . . . . . . . . . .            50,000     250,000
MAPICS, Inc. (b) . . . . . . . . . . . . . . .             4,700      50,868
SBS Technologies, Inc. (b) . . . . . . . . . .            26,800     367,696
SS&C Technologies, Inc.. . . . . . . . . . . .            21,400     470,800
Tradestation Group, Inc. (b) . . . . . . . . .            42,000     357,420
Tumbleweed Communications Corp. (b). . . . . .            37,968     240,717
                                                                  ----------
                                                                   2,978,017
                                                                  ----------

----------------------------------------------------------------------------
DISTRIBUTION (1.0%)
ScanSource, Inc. (b) . . . . . . . . . . . . .             6,500     279,500
                                                                  ----------

----------------------------------------------------------------------------
ELECTRONICS (7.6%)
Ansoft Corp. (b) . . . . . . . . . . . . . . .            10,800     126,252
Cyberoptics Corp. (b). . . . . . . . . . . . .            38,700     386,226
Lowrance Electronics, Inc. . . . . . . . . . .            35,000     722,750
Mobility Electronics, Inc. (b) . . . . . . . .            45,600     442,320
Planar Systems, Inc. (b) . . . . . . . . . . .            16,400     379,496
                                                                  ----------
                                                                   2,057,044
                                                                  ----------

----------------------------------------------------------------------------
FINANCIAL (3.1%)
Commercial Capital Bancorp, Inc. (b) . . . . .            17,800  $  334,106
World Acceptance Corp. (b) . . . . . . . . . .            28,000     502,320
                                                                  ----------
                                                                     836,426
                                                                  ----------

----------------------------------------------------------------------------
FOOD & RELATED (4.0%)
Jarden Corp. (b) . . . . . . . . . . . . . . .             5,800     239,482
Lifeway Foods, Inc. (b). . . . . . . . . . . .            17,100     249,831
Nutraceutical International Corp. (b). . . . .            14,700     171,549
Stake Technology Ltd. (b). . . . . . . . . . .            43,200     414,288
                                                                  ----------
                                                                   1,075,150
                                                                  ----------

----------------------------------------------------------------------------
HEALTHCARE (4.8%)
America Service Group, Inc. (b). . . . . . . .            18,100     466,980
American Medical Security Group, Inc. (b). . .            20,900     476,938
National Medical Health Card Systems, Inc. (b)            23,900     358,739
                                                                  ----------
                                                                   1,302,657
                                                                  ----------

----------------------------------------------------------------------------
HOUSEWARES (1.8%)
Lifetime Hoan Corp.. . . . . . . . . . . . . .            36,000     501,480
                                                                  ----------

----------------------------------------------------------------------------
INSURANCE (2.8%)
21st Century Holding Co. . . . . . . . . . . .            22,000     414,480
Meadowbrook Insurance Group, Inc. (b). . . . .            80,000     341,600
                                                                  ----------
                                                                     756,080
                                                                  ----------

----------------------------------------------------------------------------
INTERNET (0.6%)
SupportSoft, Inc. (b). . . . . . . . . . . . .            13,900     166,661
                                                                  ----------

----------------------------------------------------------------------------
MANUFACTURING (2.8%)
Culp, Inc. (b) . . . . . . . . . . . . . . . .            22,800     244,416
Jacuzzi Brands, Inc. (b) . . . . . . . . . . .            50,800     358,140
Raven Industries, Inc. . . . . . . . . . . . .             6,408     167,569
                                                                  ----------
                                                                     770,125
                                                                  ----------

----------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES (2.1%)
Encore Medical Corp. (b) . . . . . . . . . . .            19,500     133,380
Lifeline Systems, Inc. (b) . . . . . . . . . .             5,600     197,400
MedAmicus, Inc (b) . . . . . . . . . . . . . .            18,200     231,504
                                                                  ----------
                                                                     562,284
                                                                  ----------

----------------------------------------------------------------------------
MEDICAL LABORATORIES (1.1%)
Bio-Reference Laboratories, Inc. (b) . . . . .            17,600     291,984
                                                                  ----------

----------------------------------------------------------------------------
OIL & GAS (4.8%)
Callon Petroleum Co. (b) . . . . . . . . . . .            20,000     169,800
Lufkin Industries, Inc.. . . . . . . . . . . .            17,200     412,800
Matrix Service Co. (b) . . . . . . . . . . . .            16,000     407,360
NATCO Group, Inc., Class A (b) . . . . . . . .            48,800     312,808
                                                                  ----------
                                                                   1,302,768
                                                                  ----------

                                                           2003 ANNUAL REPORT 79
--------------------------------------------------------------------------------

CONCEPT  Series

October  31,  2003

GARTMORE  MICRO  CAP  EQUITY  FUND  (Continued)

COMMON  STOCKS  (CONTINUED)

                                                      SHARES OR
                                                  PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------
PHARMACEUTICALS (2.1%)
Del Laboratories, Inc. (b) . . . . . . . . . . .             19,000  $   465,690
Savient Pharmaceuticals, Inc. (b). . . . . . . .             16,800      101,640
                                                                     ------------
                                                                         567,330
                                                                     ------------

---------------------------------------------------------------------------------
POLLUTION CONTROL (1.4%)
Duratek, Inc. (b). . . . . . . . . . . . . . . .             41,100      386,340
                                                                     ------------

---------------------------------------------------------------------------------
POWER CONVERSION & SUPPLY EQUIPMENT (0.4%)
SL Industries, Inc. (b). . . . . . . . . . . . .             14,200      119,280
                                                                     ------------

---------------------------------------------------------------------------------
RETAIL (1.9%)
Enesco Group, Inc. (b) . . . . . . . . . . . . .             52,500      515,025
                                                                     ------------

---------------------------------------------------------------------------------
SEMICONDUCTORS (5.0%)
Diodes, Inc. (b) . . . . . . . . . . . . . . . .             23,500      555,540
IXYS Corp. (b) . . . . . . . . . . . . . . . . .             39,400      386,120
ParthusCeva, Inc. (b). . . . . . . . . . . . . .              7,600       56,164
Sigmatel, Inc. (b) . . . . . . . . . . . . . . .              4,000      101,600
White Electronic Designs Corp. (b) . . . . . . .             24,500      269,500
                                                                     ------------
                                                                       1,368,924
                                                                     ------------

---------------------------------------------------------------------------------
SERVICES (1.8%)
Labor Ready, Inc. (b). . . . . . . . . . . . . .             19,400      210,878
Providence Service Corp. (b) . . . . . . . . . .             17,100      273,600
                                                                     ------------
                                                                         484,478
                                                                     ------------

---------------------------------------------------------------------------------
TECHNOLOGY (5.1%)
Digi International, Inc. (b) . . . . . . . . . .             41,700      383,640
Digimarc Corp. (b) . . . . . . . . . . . . . . .             13,200      221,496
Excel Technology, Inc. (b) . . . . . . . . . . .             10,800      304,020
Metrologic Instruments, Inc. (b) . . . . . . . .                200        4,686
Orbital Sciences Corp. (b) . . . . . . . . . . .             51,200      470,528
                                                                     ------------
                                                                       1,384,370
                                                                     ------------

---------------------------------------------------------------------------------
TELECOMMUNICATIONS (3.9%)
Applied Innovation, Inc. (b) . . . . . . . . . .             57,100      362,585
Applied Signal Technology, Inc.. . . . . . . . .             15,400      318,780
Comtech Telecommunications Corp. (b) . . . . . .              5,700      167,865
Radyne ComStream, Inc. (b) . . . . . . . . . . .             27,700      213,844
                                                                     ------------
                                                                       1,063,074
                                                                     ------------

---------------------------------------------------------------------------------
TRANSPORTATION (4.5%)
Boyd Brothers Transportation, Inc. (b) . . . . .             20,300      104,951
Celadon Group, Inc. (b). . . . . . . . . . . . .             32,400      392,040
Dynamex, Inc. (b). . . . . . . . . . . . . . . .             47,000      451,200
HUB Group, Inc., Class A (b) . . . . . . . . . .             25,000      287,500
                                                                     ------------
                                                                       1,235,691
                                                                     ------------

---------------------------------------------------------------------------------
VETERINARY DIAGNOSTICS (1.3%)
Neogen Corp. (b) . . . . . . . . . . . . . . . .             17,700      355,416
                                                                     ------------

TOTAL COMMON STOCKS                                                   23,733,008
                                                                     ------------

REPURCHASE AGREEMENTS (16.8%)

CS First Boston, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $2,299,908
(Fully collateralized by
AA Rated Corporate Bonds). . . . . . . . . . . .  $       2,299,728    2,299,728

Lehman Brothers, Inc., 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $425,907
(Fully collateralized by U.S. Agency Securities)            425,874      425,874

Nomura Securities, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $1,839,927
(Fully collateralized by
AA Rated Corporate Bonds). . . . . . . . . . . .          1,839,783    1,839,783
                                                                     ------------

TOTAL REPURCHASE AGREEMENTS                                            4,565,385
                                                                     ------------

TOTAL INVESTMENTS (COST $24,955,263) (A) - 104.1%                     28,298,393

LIABILITIES IN EXCESS OF OTHER ASSETS - (4.1)%                        (1,103,122)
                                                                     ------------

NET ASSETS - 100.0%                                                  $27,195,271
                                                                     ------------
                                                                     ------------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

80 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

CONCEPT  Series

GARTMORE  LONG-SHORT  EQUITY  PLUS  FUND

Class  A  Shares  symbol: MLSAX
Class  B  Shares  symbol: MLSBX
Class  C  Shares  symbol: MLSCX

HOW  DID  THE  FUND  PERFORM?

For the annual period ended Oct. 31, 2003, the Fund returned 20.24%* versus 20.81% for its benchmark, the S&P 500 Index. On June 23, 2003, the Fund, which previously was a series of the unaffiliated Montgomery Funds, was merged into the GMF Fund series. From June 30, 2003, through Oct. 31, 2003, the Fund outperformed, returning 9.59% versus 8.45% for its benchmark.

For broader comparison, the average return for this Fund's peer category (Large-Cap Core Funds) was 17.75%, according to Lipper, an independent company that provides mutual fund data and analysis.

WHAT  MARKET/ECONOMIC  AND  PORTFOLIO-SPECIFIC  FACTORS  AFFECTED  PERFORMANCE?

In late June, investors began to focus more on the prospects for true economic recovery and to seek out stocks with sound fundamentals. This shift was reflected in the Fund's performance with a very positive result in July. The trend continued through the end of the reporting period; expected outperformance of quality issues and the ability to hedge effectively through the shorting of lower-quality stocks remained prevalent.

Given a framework of neutrality in the long/short weighting of economic sectors, there were no specific sectors that significantly helped or hurt the Fund's overall performance. Because the Fund maintains a very wide diversification in its long/short holdings and equal weightings in its long/short positions, the impact of any single position is not a key determinant of Fund performance.

DESCRIBE THE FUND'S TOP HOLDINGS AND ANY SIGNIFICANT TRANSACTIONS MADE DURING THE PERIOD.
The Fund's largest source of investment (market) exposure was and is the S&P 500 Index Total Return Swap. The actively managed portion of the Fund was well-diversified and consisted of a nearly equal number of both long and short positions. The Fund was neutral in terms of style, sector and capitalization size.

HOW  IS  THE  FUND  POSITIONED?

The value-added component of the Fund, the long/short equity market-neutral portfolio, continues to be positioned with no dependence on overall market direction in generating positive returns; the characteristics of the Fund include:

-    Equal  dollars  long/short
-    Widely  diversified
-    Sector-neutral,  balanced  across  11  economic  sectors
-    Style-neutral,  with  no  bias  to  either  growth or value characteristics
- No active "bet" on direction of interest rates, commodity pricing or general economic activity

The market-neutral strategy of the Fund, however, does thrive in market environments driven more by underlying company fundamentals than by investor sentiment. U.S. equity investors' renewed focus on tried-and-true criteria for investing, after the short-term speculative phase of the first half of 2003, may be seen as a positive indicator for the Fund. Given the Fund's investment style, the Fund is expected to outperform the S&P 500 Index benchmark.

PORTFOLIO  MANAGER:  SSI  Investment  Management,  Inc.  -  Subadviser

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE  $30,160,561
OCTOBER  31,  2003

Commentary provided by Gartmore Global Investments, investment advisor to Gartmore Funds. All opinions and estimates included in this report constitute
Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

                                                           2003 ANNUAL REPORT 81
--------------------------------------------------------------------------------

CONCEPT  Series

AVERAGE  ANNUAL  TOTAL  RETURN1
(For  Periods  Ended  October     31,  2003)

                   1 YR.   5 YR.   INCEPTION1
----------------------------------------------
Class A2  w/o SC3  20.24%   9.00%       13.94%
          w/SC4    13.31%   7.71%       12.79%
----------------------------------------------
Class B2  w/o SC3  19.16%   8.78%       13.75%
          w/SC5    14.16%   8.53%       13.66%
----------------------------------------------
Class C6  w/o SC3  19.32%   8.10%       11.68%
          w/SC7    17.19%   7.89%       11.49%
----------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1 The Fund's predecessor Fund, the Montgomery Partners Long-Short Equity Plus Fund, commenced operations for its Class C shares and Class R shares on December 31, 1997, and commenced operations for its Class A shares and
     Class B shares on October 31, 2001. As of June 23, 2003, the Gartmore Long-Short Equity Plus Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Montgomery Partners Long-Short Equity Plus Fund. At that time the Gartmore Long-Short Equity Plus Fund took on the performance of the Montgomery Partners
     Long-Short  Equity  Plus  Fund.
2 These returns through October 31, 2001 include the performance of the Class R shares of the Fund's predecessor fund, and, for periods from November 1, 2001 to June 22, 2003, the returns for the Class A and Class B shares include the performance of the Class A and Class B shares, respectively, of the Fund's predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Class B shares would have produced because all classes of the Fund's shares invest in the same portfolio of securities and Class A shares had the same expenses after waivers and reimbursements. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class B shares; if these fees were reflected, the performance for Class B shares would have been lower.
3    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
4    A  5.75%  front-end  sales  charge  was  deducted.
5 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
6 These returns through June 22, 2003 include the performance of the Class C shares of the Fund's predecessor fund.
7 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted because it is charged when you sell Class C shares within the first year after purchase.

GROWTH  OF  A  $10,000  INVESTMENT

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                   CITIGROUP    COMPOSITE (50%, 50%)
                                 U.S. DOMESTIC  MSCI AC WORLD FREE,
                      MSCI AC       3-MONTH        CITIBANK U.S.
DATE        CLASS A  WORLD FREE  T BILL INDEX      DOMESTIC INDEX     S&P 500   CPI
-------------------------------------------------------------------------------------
10/31/2001    9,425      10,000         10,000                10,000   10,000  10,000
10/31/2002    8,443       8,643         10,185                 9,427    8,489  10,203
10/31/2003   10,152      10,825         10,303                10,640   10,256  10,459

Comparative performance of $10,000 invested in Class A shares of the Gartmore Long-Short Equity Plus Fund, the S&P 500 Index (S&P 500)(a), the Morgan Stanley Capital International All Country World Free Index (MSCI AC World Free)(b), the Citigroup U.S. Domestic 3-Month T-Bill Index(c), the Composite (Composite)(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.\

(a) The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S.
     companies  have  performed.
(b) The MSCI AC World Free is an index that contains companies that are replicas of their local markets.
(c) The Citigroup U.S. Domestic 3-Month T-Bill Index is an average of the last 3-month Treasury bill issues (excluding the current month-end bill).
(d) The Composite is a combination of 50% MSCI AC World Free and 50% Citibank U.S. Domestic 3-Month T-Bill index.
(e) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

82 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENT  OF  INVESTMENTS
October  31,  2003

GARTMORE  LONG-SHORT  EQUITY  PLUS  FUND

COMMON  STOCKS  -  LONG  POSITIONS  (86.8%)  (C)

                                          SHARES OR
                                       PRINCIPAL AMOUNT    VALUE
-------------------------------------------------------------------

BASIC INDUSTRY/GOLD (4.6%)
Boise Cascade Corp. . . . . . . . . .             2,895  $   81,205
Chesapeake Corp.. . . . . . . . . . .             2,740      66,856
Delta Pine & Land Co. . . . . . . . .             2,625      60,008
Dow Chemical Co.. . . . . . . . . . .             4,480     168,851
Du Pont (E.I.) De Nemours . . . . . .             3,085     124,634
Great Lakes Chemical Corp.. . . . . .             2,975      63,963
Hercules, Inc. (b). . . . . . . . . .             4,425      46,241
Inco Ltd. (b) . . . . . . . . . . . .             6,120     203,183
Louisiana-Pacific Corp. (b) . . . . .             4,185      79,599
MeadWestvaco Corp.. . . . . . . . . .             3,890     100,829
Newmont Mining Corp.. . . . . . . . .             4,075     178,403
Scotts Co. (The) (b). . . . . . . . .             2,400     138,600
United States Steel Corp. . . . . . .             4,950     117,068
                                                         ----------
                                                          1,429,440
                                                         ----------

-------------------------------------------------------------------
CAPITAL GOODS/DEFENSE (10.1%)
AGCO Corp. (b). . . . . . . . . . . .            12,205     219,689
Alliant Techsystems, Inc. (b) . . . .             1,900      98,344
American Standard Cos., Inc. (b). . .             1,075     102,878
Black & Decker Corp.. . . . . . . . .             2,000      95,620
Caterpillar, Inc. . . . . . . . . . .             3,000     219,839
Dana Corp.. . . . . . . . . . . . . .             4,060      66,097
Deere & Co. . . . . . . . . . . . . .             4,760     288,550
Dover Corp. . . . . . . . . . . . . .             4,185     163,299
DRS Technologies, Inc. (b). . . . . .             4,210     101,293
Eaton Corp. . . . . . . . . . . . . .             1,225     122,794
Emerson Electric Co.. . . . . . . . .             2,055     116,621
Honeywell International, Inc. . . . .             3,280     100,401
Ingersoll-Rand Co.. . . . . . . . . .             3,275     197,809
ITT Industries, Inc.. . . . . . . . .             1,740     118,303
L-3 Communications Holdings, Inc. (b)             4,125     192,803
Northrop Grumman Corp.. . . . . . . .             1,500     134,100
Pall Corp.. . . . . . . . . . . . . .             3,690      86,346
Raytheon Co.. . . . . . . . . . . . .             4,200     111,216
Rockwell Collins, Inc.. . . . . . . .             4,475     122,839
Sonic Automotive, Inc.. . . . . . . .             1,470      33,369
SPX Corp. (b) . . . . . . . . . . . .             2,000      96,240
Textron, Inc. . . . . . . . . . . . .             3,775     187,580
Thermo Electron Corp. (b) . . . . . .             3,475      76,381
Toro Co.. . . . . . . . . . . . . . .             2,365     117,541
                                                         ----------
                                                          3,169,952
                                                         ----------

-------------------------------------------------------------------
CONSTRUCTION (1.3%)
Jacobs Engineering Group, Inc. (b). .             3,890     180,185
Winnebago Industries, Inc.. . . . . .             3,735     217,750
                                                         ----------
                                                            397,935
                                                         ----------

-------------------------------------------------------------------
CONSUMER CYCLICAL (7.7%)
Avery-Dennison Corp.. . . . . . . . .             1,305      68,617
Bebe Stores, Inc. (b) . . . . . . . .             2,100      58,590
Bed Bath & Beyond, Inc. (b) . . . . .             1,800      76,032
Big Lots, Inc. (b). . . . . . . . . .             4,375      65,669
BJ's Wholesale Club, Inc. (b) . . . .             3,575      91,842
Claire's Stores, Inc. . . . . . . . .             2,000      77,400
Coach, Inc. (b) . . . . . . . . . . .             3,960     140,461
Dollar Tree Stores, Inc. (b). . . . .             1,010      38,562
Federated Department Stores, Inc. . .             2,225     105,799
Fortune Brands, Inc.. . . . . . . . .             2,080     135,512
Hot Topic, Inc. (b) . . . . . . . . .             3,295      94,599
Hughes Supply, Inc. . . . . . . . . .             1,515      58,555
Limited, Inc. . . . . . . . . . . . .             5,385      94,776
Liz Claiborne, Inc. . . . . . . . . .             4,380     161,578
Lowe's Cos., Inc. . . . . . . . . . .             1,625      95,761
Micheal Stores, Inc.. . . . . . . . .             1,870      88,769
Pacific Sunwear of California (b) . .             5,280     121,915
Petsmart, Inc.. . . . . . . . . . . .             3,500      89,635
Reebok International Ltd. . . . . . .             3,280     127,756
Regis Corp. . . . . . . . . . . . . .             3,825     145,427
Tiffany & Co. . . . . . . . . . . . .             2,500     118,625
Tommy Hilfiger Corp. (b). . . . . . .             4,015      58,980
Urban Outfitters, Inc. (b). . . . . .             1,510      50,374
Wal-Mart Stores, Inc. . . . . . . . .             3,400     200,429
West Marine, Inc. (b) . . . . . . . .             1,750      38,780
                                                         ----------
                                                          2,404,443
                                                         ----------

-------------------------------------------------------------------
CONSUMER STAPLE (3.5%)
Anheuser Busch Cos., Inc. . . . . . .             3,300     162,558
Central Garden & Pet Co. (b). . . . .             2,955      81,735
Coca-Cola Co. . . . . . . . . . . . .             6,385     296,264
ConAgra, Inc. . . . . . . . . . . . .             5,875     140,060
Duane Reade, Inc. (b) . . . . . . . .             5,590      76,863
Kellogg Co. . . . . . . . . . . . . .             3,870     128,213
Supervalu, Inc. . . . . . . . . . . .             4,525     114,121
Tyson Foods, Inc., Class A. . . . . .             6,830      97,464
                                                         ----------
                                                          1,097,278
                                                         ----------

-------------------------------------------------------------------
ENERGY (7.1%)
Anadarko Petroleum Corp.. . . . . . .             2,325     101,417
BP Amoco PLC ADR - GB . . . . . . . .             1,810      76,708
Burlington Resources, Inc.. . . . . .             4,125     200,639
Comstock Resources, Inc. (b). . . . .             6,660      99,434
ENSCO International, Inc. . . . . . .             3,650      96,178
Evergreen Resources, Inc. (b) . . . .             2,775      76,091
Exxon Mobil Corp. . . . . . . . . . .             2,495      91,267
FMC Technologies, Inc. (b). . . . . .             2,985      59,939
Halliburton Co. . . . . . . . . . . .             5,275     125,967
Massey Energy Co. . . . . . . . . . .             5,600      77,840
Nabors Industries Ltd. (b). . . . . .             3,580     135,323
Occidental Petroleum Corp.. . . . . .             2,825      99,610
Patterson-UTI Energy, Inc. (b). . . .             4,850     138,661

                                                           2003 ANNUAL REPORT 83
--------------------------------------------------------------------------------

CONCEPT  Series

October  31,  2003

GARTMORE  LONG-SHORT  EQUITY  PLUS  FUND  (Continued)

COMMON  STOCKS  -  LONG  POSITIONS  (CONTINUED)

                                                SHARES OR
                                             PRINCIPAL AMOUNT    VALUE
-------------------------------------------------------------------------

ENERGY (continued)
Peabody Energy Corp.. . . . . . . . . . . .             4,550  $  151,651
Pioneer Natural Resources Co. (b) . . . . .             4,800     126,960
Quicksilver Resources, Inc. (b) . . . . . .             2,850      73,245
Rowan Cos., Inc. (b). . . . . . . . . . . .             5,475     131,126
Stone Energy Corp. (b). . . . . . . . . . .             2,550      92,157
Ultra Petroleum Corp. (b) . . . . . . . . .             5,505     100,742
Valero Energy Corp. . . . . . . . . . . . .             2,125      90,738
XTO Energy, Inc.. . . . . . . . . . . . . .             3,360      79,531
                                                               ----------
                                                                2,225,224
                                                               ----------

-------------------------------------------------------------------------
FINANCE (13.9%)
Affiliated Managers Group, Inc. (b) . . . .               950      68,875
American Realty Investors, Inc. . . . . . .             6,410      97,432
Astoria Financial Corp. . . . . . . . . . .             3,350     116,044
Bank of New York Company, Inc.. . . . . . .             5,015     156,418
Boston Properties, Inc. . . . . . . . . . .             2,750     121,688
BRE Properties, Inc., Class A . . . . . . .             2,935      94,947
Everest Re Group, Ltd.. . . . . . . . . . .             1,280     106,176
First Niagara Financial Group, Inc. . . . .             7,465     106,675
General Growth Properties, Inc. . . . . . .             1,025      78,413
Golden West Financial Corp. . . . . . . . .               950      95,409
Goldman Sachs Group, Inc. . . . . . . . . .             2,850     267,614
Hartford Financial Services Group, Inc. . .             1,495      82,076
Hibernia Corp.. . . . . . . . . . . . . . .             2,275      51,392
Infinity Property & Casualty Corp.. . . . .             3,420     111,150
Investors Financial Services Corp.. . . . .             3,475     122,772
J.P. Morgan Chase & Co. . . . . . . . . . .             3,745     134,446
Lasalle Hotel Properties. . . . . . . . . .             3,400      57,290
Macerich Co. (The). . . . . . . . . . . . .             1,835      73,767
MetLife, Inc. . . . . . . . . . . . . . . .             2,815      88,391
National Commerce Financial Corp. . . . . .             3,125      85,844
New York Community Bancorp, Inc.. . . . . .             1,475      53,395
North Fork Bancorporation, Inc. . . . . . .             2,770     107,975
PNC Bank Corp.. . . . . . . . . . . . . . .             1,785      95,622
ProAssurance Corp. (b). . . . . . . . . . .             3,350     100,835
Provident Financial Services, Inc.. . . . .             6,070     118,972
Providian Financial Corp. (b) . . . . . . .             6,485      72,048
Prudential Financial, Inc.. . . . . . . . .             2,300      88,872
Radian Group, Inc.. . . . . . . . . . . . .             3,370     178,272
RenaissanceRe Holdings Ltd. . . . . . . . .             3,620     162,827
S&P Depositary Receipt (b). . . . . . . . .             2,500     263,324
SLM Corp. . . . . . . . . . . . . . . . . .             2,500      97,900
Sovereign Bancorp . . . . . . . . . . . . .             6,875     143,069
State Street Corp.. . . . . . . . . . . . .             1,725      90,321
Staten Island Bancorp, Inc. . . . . . . . .             4,700      93,671
T. Rowe Price Group, Inc. . . . . . . . . .             2,225      91,559
Taubman Centers, Inc. . . . . . . . . . . .             7,525     151,704
Travelers Property Casualty Corp., Class A.             8,150     132,845
U.S. Bancorp. . . . . . . . . . . . . . . .             3,990     108,608
Unumprovident Corp. . . . . . . . . . . . .             5,605      91,754
                                                               ----------
                                                                4,360,392
                                                               ----------

-------------------------------------------------------------------------
HEALTH CARE (7.3%)
Amgen, Inc. (b). . . . . . . . . . . . . .              1,715     105,918
Anthem, Inc. (b) . . . . . . . . . . . . .              2,150     147,125
Barr Laboratories, Inc. (b). . . . . . . .              1,425     109,397
Becton, Dickinson & Co.. . . . . . . . . .              3,065     112,056
Cerner Corp. (b) . . . . . . . . . . . . .              3,175     134,525
Coventry Health Care, Inc. (b) . . . . . .              2,050     112,238
Estee Lauder Co., Inc. (The), Class A. . .              3,750     140,213
Fisher Scientific International, Inc. (b).              3,260     131,215
Forest Laboratories, Inc., Class A (b) . .              2,250     112,523
IVAX Corp. (b) . . . . . . . . . . . . . .              4,850      93,411
McKesson Corp. . . . . . . . . . . . . . .              3,875     117,296
Medimmune, Inc. (b). . . . . . . . . . . .              3,965     105,707
Medtronic, Inc.. . . . . . . . . . . . . .              2,500     113,925
Pfizer, Inc. . . . . . . . . . . . . . . .              5,630     177,907
Surmodics, Inc. (b). . . . . . . . . . . .              3,850      80,889
Taro Pharmaceutical Industries (b) . . . .              2,350     150,987
WellPoint Health Networks, Inc. (b). . . .              1,495     132,906
Wright Medical Group, Inc. (b) . . . . . .              7,050     206,917
                                                               ----------
                                                                2,285,155
                                                               ----------

-------------------------------------------------------------------------
MEDIA/SERVICES (12.0%)
Aftermarket Technology Corp. (b) . . . . .              3,325      39,401
Blockbuster, Inc.. . . . . . . . . . . . .              1,510      29,098
Brinker International, Inc. (b). . . . . .              3,300     105,039
Cendant Corp. (b). . . . . . . . . . . . .              5,200     106,236
Cintas Corp. . . . . . . . . . . . . . . .              2,665     113,689
Clear Channel Communications, Inc. . . . .              4,000     163,280
Commonwealth Telephone
Enterprises, Inc. (b). . . . . . . . . . .              1,160      47,282
Dow Jones & Co., Inc.. . . . . . . . . . .              4,260     221,392
EchoStar Communications Corp., Class A (b)              3,200     122,624
Hilton Hotels Corp.. . . . . . . . . . . .              9,400     148,896
Hollywood Entertainment Corp. (b). . . . .              2,780      42,256
Imperial Sugar Co. (b) . . . . . . . . . .              4,300      48,504
Interpublic Group of Cos., Inc.. . . . . .              9,200     136,896
Lexar Media, Inc. (b). . . . . . . . . . .              7,000     160,370
Liberty Media Corp. (b). . . . . . . . . .             10,875     109,729
Manpower, Inc. . . . . . . . . . . . . . .              3,865     179,336
McDonald's Corp. . . . . . . . . . . . . .              7,195     179,947
Mediacom Communications Corp. (b). . . . .             12,350      86,450
Metro-Goldwyn-Mayer, Inc. (b). . . . . . .              8,349     133,250
MGM Grand, Inc. (b). . . . . . . . . . . .              4,125     146,438
Monster Worldwide, Inc. (b). . . . . . . .              5,000     127,350
Pactiv Corp. (b) . . . . . . . . . . . . .              6,805     150,050
Rare Hospitality International, Inc. (b) .              3,300      81,840
Starwood Hotels & Resorts
Worldwide, Inc.. . . . . . . . . . . . . .              5,000     168,650
Time Warner, Inc. (b). . . . . . . . . . .             16,130     246,628
Triarc Cos., Inc.. . . . . . . . . . . . .              8,520      88,778
Viacom, Inc., Class B. . . . . . . . . . .              7,850     312,979
Walt Disney Co. (The). . . . . . . . . . .              7,500     169,800
Westwood One, Inc. (b) . . . . . . . . . .              3,625     108,496
                                                               ----------
                                                                3,774,684
                                                               ----------

84 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                                      SHARES OR
                                                  PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------

TECHNOLOGY (14.6%)
Abgenix, Inc. (b). . . . . . . . . . . . . . . .              6,305  $    77,236
Accenture Ltd. (b) . . . . . . . . . . . . . . .              5,875      137,475
AsiaInfo Holdings, Inc. (b). . . . . . . . . . .             15,860      112,130
ASM Lithography Holding N.V. (b) . . . . . . . .             16,115      282,817
Avid Technology, Inc. (b). . . . . . . . . . . .              2,400      124,176
BEA Systems, Inc. (b). . . . . . . . . . . . . .              9,550      132,745
CDW Corp.. . . . . . . . . . . . . . . . . . . .              2,570      154,329
Ciena Corp. (b). . . . . . . . . . . . . . . . .             15,025       96,310
Corning, Inc. (b). . . . . . . . . . . . . . . .             13,750      150,975
Dell, Inc. (b) . . . . . . . . . . . . . . . . .              3,485      125,878
Dendreon Corp. (b) . . . . . . . . . . . . . . .              8,650       72,833
Digitas, Inc. (b). . . . . . . . . . . . . . . .              6,265       54,506
Discovery Laboratories, Inc. (b) . . . . . . . .              3,625       26,245
DST Systems, Inc. (b). . . . . . . . . . . . . .              4,310      163,004
Factset Research Systems, Inc. . . . . . . . . .              2,540      110,846
Genaera Corp. (b). . . . . . . . . . . . . . . .              3,625       14,863
Global Imaging Systems, Inc. (b) . . . . . . . .              3,250       94,413
Jack Henry & Associates, Inc.. . . . . . . . . .              7,050      140,859
KLA-Tencor Corp. (b) . . . . . . . . . . . . . .              1,700       97,461
Macromedia, Inc. (b) . . . . . . . . . . . . . .              7,100      135,681
Mercury Interactive Corp. (b). . . . . . . . . .              2,900      134,676
MGI Pharma, Inc. (b) . . . . . . . . . . . . . .              2,550       95,778
Monsanto Co. . . . . . . . . . . . . . . . . . .              5,580      139,779
Newport Corp. (b). . . . . . . . . . . . . . . .              9,000      141,840
Nokia Corp. ADR - FI . . . . . . . . . . . . . .              7,840      133,202
Pixelworks, Inc. (b) . . . . . . . . . . . . . .              7,910       95,553
Polycom, Inc. (b). . . . . . . . . . . . . . . .              6,325      126,690
Powerwave Technologies, Inc. (b) . . . . . . . .              9,675       62,984
QLogic Corp. (b) . . . . . . . . . . . . . . . .              2,150      120,508
Repligen Corp. (b) . . . . . . . . . . . . . . .             12,150       61,479
SAP AG . . . . . . . . . . . . . . . . . . . . .              3,400      124,236
Scansource, Inc. (b) . . . . . . . . . . . . . .              3,380      145,340
Scientific-Atlanta, Inc. . . . . . . . . . . . .              5,600      165,759
SimpleTech, Inc. (b) . . . . . . . . . . . . . .              8,700       68,295
Skyworks Solutions, Inc. (b) . . . . . . . . . .             13,725      117,761
Synaptics, Inc. (b). . . . . . . . . . . . . . .              7,250       94,250
Tetra Technology, Inc. (b) . . . . . . . . . . .              5,605      126,000
Ultratech, Inc. (b). . . . . . . . . . . . . . .              3,155       98,468
Veritas Software Corp. (b) . . . . . . . . . . .              4,625      167,193
Vicuron Pharmaceuticals, Inc. (b). . . . . . . .              4,660       85,511
                                                                     -----------
                                                                       4,610,084
                                                                     -----------

--------------------------------------------------------------------------------
TRANSPORTATION (1.8%)
Avocent Corp. (b). . . . . . . . . . . . . . . .              3,450      130,410
Fedex Corp.. . . . . . . . . . . . . . . . . . .              1,675      126,898
J.B. Hunt Transport Services, Inc. (b) . . . . .              3,000       76,140
The Brinks Co. . . . . . . . . . . . . . . . . .              3,725       74,686
Yellow Corp. (b) . . . . . . . . . . . . . . . .              4,475      147,004
                                                                     -----------
                                                                         555,138
                                                                     -----------

--------------------------------------------------------------------------------
UTILITY (2.9%)
AES Corp. (b). . . . . . . . . . . . . . . . . .              6,975       61,031
Constellation Energy Group, Inc. . . . . . . . .              2,650       96,381
Exelon Corp. . . . . . . . . . . . . . . . . . .              1,570       99,617
NiSource, Inc. . . . . . . . . . . . . . . . . .              3,650       75,592
PPL Corp.. . . . . . . . . . . . . . . . . . . .              2,700      107,784
Questar Corp.. . . . . . . . . . . . . . . . . .              3,500      111,125
Southwestern Energy Co. (b). . . . . . . . . . .              2,750       53,350
UGI Corp.. . . . . . . . . . . . . . . . . . . .              3,300      101,640
Unit Corp. (b) . . . . . . . . . . . . . . . . .              6,600      127,973
Wisconsin Energy Corp. . . . . . . . . . . . . .              2,555       83,676
                                                                     -----------
                                                                         918,169
                                                                     -----------

TOTAL COMMON STOCKS - LONG POSITIONS (C)                              27,227,894
                                                                     -----------

REPURCHASE AGREEMENTS (9.3%)

CS First Boston, 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $1,477,393
(Fully collateralized by AA Rated
Corporate Bonds) . . . . . . . . . . . . . . . .  $       1,477,277    1,477,277
Lehman Brothers, Inc., 0.94%, dated 10/31/03,
due 11/03/03, repurchase price $273,590
(Fully collateralized by U.S. Agency Securities)            273,569      273,569
Nomura Securities, 0.94%, dated 10/31/03,
11/03/03, repurchase price $1,181,914
(Fully collateralized by AA Rated
Corporate Bonds) . . . . . . . . . . . . . . . .          1,181,821    1,181,821
                                                                     -----------

TOTAL REPURCHASE AGREEMENTS                                            2,932,667
                                                                     -----------

TOTAL INVESTMENTS (COST $27,663,112) (A) - 96.1%                      30,160,561

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.9%                           1,207,693
                                                                     -----------

NET ASSETS - 100%                                                    $31,368,254
                                                                     -----------
                                                                     -----------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.
(c)  All  long  positions  held  as  collateral  for  securities  sold  short.

ADR  American  Depositary  Receipt
FI   Finland
GB   United  Kingdom

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

                                                           2003 ANNUAL REPORT 85
--------------------------------------------------------------------------------

CONCEPT  Series

STATEMENT  OF  INVESTMENTS  SOLD  SHORT
October  31,  2003

GARTMORE  LONG-SHORT  EQUITY  PLUS  FUND  (Continued)

COMMON  STOCKS  -  SHORT  POSITIONS  (84.4%)

                                          SHARES    VALUE
------------------------------------------------------------

BASIC INDUSTRY/GOLD (4.9%)
Air Products & Chemical, Inc.. . . . . .   2,080  $   94,453
Albemarle Corp.. . . . . . . . . . . . .   4,535     121,629
Alcoa, Inc.. . . . . . . . . . . . . . .   2,985      94,236
Apex Silver Mines Ltd. (b) . . . . . . .   2,425      32,592
Archer-Daniels-Midland Co. . . . . . . .   8,615     123,625
Bowater, Inc.. . . . . . . . . . . . . .   2,250      91,868
International Paper Co.. . . . . . . . .   2,850     112,148
Minerals Technologies, Inc.. . . . . . .   1,960     107,408
Nucor Corp.. . . . . . . . . . . . . . .   3,600     197,387
Packaging Corp. of America (b) . . . . .   2,445      48,167
Sealed Air Corp. (b) . . . . . . . . . .   2,325     123,760
Sigma-Aldrich Corp.. . . . . . . . . . .   2,840     148,957
Valspar Corp.. . . . . . . . . . . . . .   2,155     102,794
Weyerhaeuser Co. . . . . . . . . . . . .   2,075     124,977
                                                  ----------
                                                   1,524,001
                                                  ----------

------------------------------------------------------------
CAPITAL GOODS/DEFENSE (9.5%)
3M Co. . . . . . . . . . . . . . . . . .   1,960     154,585
Albany International Corp., Class A. . .   2,935      90,692
AMETEK, Inc. . . . . . . . . . . . . . .     925      43,521
Autonation, Inc. (b) . . . . . . . . . .   3,500      65,450
B.F. Goodrich Co. (The). . . . . . . . .   3,010      83,136
Baldor Electric Co.. . . . . . . . . . .   7,125     151,763
Boeing Co. . . . . . . . . . . . . . . .   4,200     161,658
DaimlerChrysler AG . . . . . . . . . . .   3,155     116,546
Donaldson Company, Inc.. . . . . . . . .   1,450      82,969
Esterline Technologies Corp. (b) . . . .   4,310      95,467
Flowserve Corp. (b). . . . . . . . . . .   4,900     100,254
Ford Motor Co. . . . . . . . . . . . . .   7,150      86,730
Gentex Corp. . . . . . . . . . . . . . .   7,515     293,460
Genuine Parts Co.. . . . . . . . . . . .   3,600     114,552
Harsco Corp. . . . . . . . . . . . . . .   2,410      92,327
Johnson Controls, Inc. . . . . . . . . .   2,645     284,416
Kennametal, Inc. . . . . . . . . . . . .   1,285      47,391
Lockheed Martin Corp.. . . . . . . . . .   3,500     162,259
Mettler Toledo International, Inc. (b) .   2,075      79,556
National Instruments Corp. . . . . . . .   1,270      54,077
Oshkosh Truck Corp.. . . . . . . . . . .   1,625      74,474
Parker Hannifin Corp.. . . . . . . . . .   3,180     162,084
Roper Industries, Inc. . . . . . . . . .   2,865     141,588
Snap-On, Inc.. . . . . . . . . . . . . .   3,720     109,145
Superior Industries International, Inc..   2,800     119,000
                                                  ----------
                                                   2,967,100
                                                  ----------

------------------------------------------------------------
CONSTRUCTION (2.0%)
Fastenal Co. . . . . . . . . . . . . . .   2,690     119,624
Granite Construction, Inc. . . . . . . .   2,625      52,474
Hanson PLC ADR - GB (b). . . . . . . . .   1,050      36,068
Insituform Technologies, Inc. (b). . . .   3,425      48,978
Martin Marietta Materials, Inc.. . . . .   2,425      99,352
Masco Corp.. . . . . . . . . . . . . . .   4,575     125,812
Palm Harbor Homes, Inc. (b). . . . . . .   2,155      39,975
Trex Co., Inc. (b) . . . . . . . . . . .   1,890      69,930
Vulcan Materials Co. . . . . . . . . . .   1,080      47,855
                                                  ----------
                                                     640,068
                                                  ----------

------------------------------------------------------------
CONSUMER CYCLICAL (8.7%)
99 Cents Only Stores (b) . . . . . . . .   2,155      64,154
Abercrombie & Fitch Co. (b). . . . . . .   1,625      46,313
Action Performance Co., Inc. . . . . . .   1,690      34,611
American Eagle Outfitters (b). . . . . .   2,875      45,971
Borders Group, Inc. (b). . . . . . . . .   4,775     108,154
Children's Place (b) . . . . . . . . . .   1,090      32,809
Costco Wholesale Corp. (b) . . . . . . .   2,325      82,235
Dick's Sporting Goods, Inc. (b). . . . .   1,200      55,176
Dillards Department Stores, Inc. . . . .   4,870      78,748
Eastman Kodak Co.. . . . . . . . . . . .   7,515     183,592
Ethan Allen Interiors, Inc.. . . . . . .   3,355     123,464
Family Dollar Stores, Inc. . . . . . . .   2,595     113,168
Home Depot, Inc. . . . . . . . . . . . .   2,000      74,140
HON Industries, Inc. . . . . . . . . . .   4,015     164,615
IKON Office Solutions, Inc.. . . . . . .  11,825      99,330
Jones Apparel Group, Inc.. . . . . . . .   3,540     122,130
Mattel, Inc. . . . . . . . . . . . . . .   3,720      72,019
May Department Stores Co.. . . . . . . .   5,165     144,413
Mohawk Industries Co. (b). . . . . . . .   1,420     105,250
Newell Rubbermaid, Inc.. . . . . . . . .   4,975     113,430
Pep Boys-Manny, Moe & Jack . . . . . . .   3,000      57,690
Pier 1 Imports, Inc. . . . . . . . . . .   4,500     103,950
Sherwin-Williams Co. (The) . . . . . . .   4,085     137,011
Talbots, Inc.. . . . . . . . . . . . . .   2,685      88,256
Too, Inc. (b). . . . . . . . . . . . . .   3,820      63,030
Toys "R" Us, Inc. (b). . . . . . . . . .   3,840      49,920
Tractor Supply Co. (b) . . . . . . . . .   1,875      78,581
Unilever NV ADR - NL . . . . . . . . . .   3,305     193,839
Williams-Sonoma, Inc. (b). . . . . . . .   2,840     100,337
                                                  ----------
                                                   2,736,336
                                                  ----------

86 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                          SHARES    VALUE
------------------------------------------------------------

CONSUMER STAPLE (2.9%)
Adolph Coors Co. . . . . . . . . . . . .   3,525  $  197,575
Albertson's, Inc.. . . . . . . . . . . .   4,585      93,030
Brunswick Corp.. . . . . . . . . . . . .   4,600     136,482
Constellation Brands, Inc. (b) . . . . .   3,845     120,618
Interstate Bakeries Corp.. . . . . . . .   9,050     132,854
Kroger Co. (b) . . . . . . . . . . . . .   4,500      78,705
Ralcorp Holding, Inc. (b). . . . . . . .   3,445      94,738
Winn-Dixie Stores, Inc.. . . . . . . . .   6,700      54,203
                                                  ----------
                                                     908,205
                                                  ----------

------------------------------------------------------------
ENERGY (7.7%)
Amerada Hess Corp. . . . . . . . . . . .   3,525     181,960
Arch Coal, Inc.. . . . . . . . . . . . .   3,100      75,950
Baker Hughes, Inc. . . . . . . . . . . .   1,495      42,249
Chevrontexaco Corp.. . . . . . . . . . .   2,570     190,950
ConocoPhillips . . . . . . . . . . . . .   1,450      82,868
Devon Energy Corp. . . . . . . . . . . .   1,800      87,300
Diamond Offshore Drilling, Inc.. . . . .   5,360      98,892
EOG Resources, Inc.. . . . . . . . . . .   1,975      83,227
Equitable Resources, Inc.. . . . . . . .   2,155      88,786
GlobalSantaFe Corp.. . . . . . . . . . .   4,950     111,425
Holly Corp.. . . . . . . . . . . . . . .     725      18,067
Idacorp, Inc.. . . . . . . . . . . . . .   1,885      51,178
Lyondell Chemical Co.. . . . . . . . . .  12,140     173,601
Newfield Exploration Co. (b) . . . . . .   3,375     134,089
Noble Energy, Inc. . . . . . . . . . . .   3,230     128,296
Pogo Producing Co. . . . . . . . . . . .   1,675      70,032
Royal Dutch Petroleum Co. ADR - NL . . .   3,075     136,469
Schlumberger Ltd.. . . . . . . . . . . .   1,640      77,031
SEACOR SMIT, Inc. (b). . . . . . . . . .   2,500      95,800
Tidewater, Inc.. . . . . . . . . . . . .   4,330     118,685
Total SA ADR - FR. . . . . . . . . . . .   2,585     201,810
Trico Marine Services, Inc. (b). . . . .   5,555       8,944
Unocal Corp. . . . . . . . . . . . . . .   4,550     144,144
                                                  ----------
                                                   2,401,753
                                                  ----------

------------------------------------------------------------
FINANCE (12.6%)
Amli Residential Properties Trust. . . .   1,860      47,318
AmSouth Bancorp. . . . . . . . . . . . .   2,105      49,720
Annaly Mortgage Management, Inc. . . . .   4,850      79,249
Archstone-Smith Trust. . . . . . . . . .   3,865     103,196
Arthur J. Gallagher & Co.. . . . . . . .   3,305      96,473
Avalonbay Communities, Inc.. . . . . . .   1,005      45,898
Bank One Corp. . . . . . . . . . . . . .   4,375     185,718
BB&T Corp. . . . . . . . . . . . . . . .   4,775     184,649
Berkshire Hathaway, Inc., Class B (b). .      43     111,478
Capital One Financial Corp.. . . . . . .   1,300      79,040
Cincinnati Financial Corp. . . . . . . .   2,350      96,162
Equity Office Properties Trust . . . . .   6,340     177,583
Equity Residential . . . . . . . . . . .   7,560     221,129
Fannie Mae . . . . . . . . . . . . . . .   1,475     105,743
Federal Home Loan Mortgage Corp. . . . .   1,735      97,386
Federated Investors, Inc.. . . . . . . .   2,785      77,005
Fidelity National Financial, Inc.. . . .   4,625     143,005
First American Financial Corp. . . . . .   3,940     112,881
Gabelli Asset Management, Inc. (b) . . .   1,150      40,492
Jefferson-Pilot Corp.. . . . . . . . . .   1,735      82,829
Landamerica Financial Group, Inc.. . . .   2,675     133,777
Marshall & Ilsley Corp.. . . . . . . . .   2,840     101,729
People's Bank. . . . . . . . . . . . . .   1,960      64,170
Principal Financial Group, Inc.. . . . .   2,445      76,651
Progressive Corp.. . . . . . . . . . . .   1,550     114,390
Regions Financial Corp.. . . . . . . . .   4,000     147,000
Simon Property Group, Inc. . . . . . . .   3,600     162,288
South Financial Group, Inc. (The). . . .   2,055      53,697
SouthTrust Corp. . . . . . . . . . . . .   1,595      50,801
Southwest Bancorp. of Texas, Inc.. . . .   1,230      44,169
United Dominion Realty Trust, Inc. . . .   6,560     114,472
Wachovia Corp. . . . . . . . . . . . . .   3,305     151,600
Washington Federal, Inc. . . . . . . . .   5,075     133,676
Washington Mutual, Inc.. . . . . . . . .   2,935     128,406
Waypoint Financial Corp. . . . . . . . .   3,596      74,869
Wells Fargo & Co.. . . . . . . . . . . .   3,130     176,282
Wilmington Trust Corp. . . . . . . . . .   2,575      86,726
                                                  ----------
                                                   3,951,657
                                                  ----------

------------------------------------------------------------
HEALTH CARE (7.2%)
Alberto-Culver Co., Class B. . . . . . .   1,520      96,368
Aventis SA ADR - FR. . . . . . . . . . .   1,835      97,182
Baxter International, Inc. . . . . . . .   6,265     166,524
Biogen, Inc. (b) . . . . . . . . . . . .   3,600     145,692
Biomet, Inc. . . . . . . . . . . . . . .   3,750     134,475
Enzon Pharmaceuticlas, Inc. (b). . . . .  10,850     121,086
GlaxoSmithKline PLC ADR - GB . . . . . .   5,400     233,765
InterMune, Inc. (b). . . . . . . . . . .   6,300     126,000
Laboratory Corp. of America Holdings (b)   4,440     157,398
LifePoint Hospitals, Inc. (b). . . . . .   5,300     136,263
Lincare Holdings, Inc. (b) . . . . . . .   4,825     187,886
Myriad Genetics, Inc. (b). . . . . . . .   8,200     103,812
Neurocrine Biosciences, Inc. (b) . . . .   2,595     121,524
Orthodontic Centers Of America, Inc. (b)   5,485      48,487
Quest Diagnostics, Inc. (b). . . . . . .   2,125     143,756
Sunrise Assisted Living, Inc. (b). . . .   5,505     159,095
Triad Hospitals, Inc. (b). . . . . . . .   2,845      87,427
                                                  ----------
                                                   2,266,740
                                                  ----------

                                                           2003 ANNUAL REPORT 87
--------------------------------------------------------------------------------

CONCEPT  Series

October  31,  2003

GARTMORE  LONG-SHORT  EQUITY  PLUS  FUND  (Continued)

COMMON  STOCKS  -  SHORT  POSITIONS  (CONTINUED)

                                               SHARES     VALUE
------------------------------------------------------------------

MEDIA/SERVICES (11.0%)
AT&T Corp.. . . . . . . . . . . . . . . . . .  10,575  $   196,588
ChoicePoint, Inc. (b) . . . . . . . . . . . .   3,100      108,624
Coinstar, Inc. (b). . . . . . . . . . . . . .   8,855      129,726
Concord EFS, Inc. (b) . . . . . . . . . . . .   6,700       71,623
Convergys Corp. (b) . . . . . . . . . . . . .   4,300       69,058
Crown Castle International Corp. (b). . . . .   6,715       85,012
Darden Restaurants, Inc.. . . . . . . . . . .   7,530      157,754
Extended Stay America, Inc. (b) . . . . . . .   4,620       67,914
Gannett Co., Inc. . . . . . . . . . . . . . .   2,690      226,255
H & R Block, Inc. . . . . . . . . . . . . . .   4,575      215,436
Harrah's Entertainment, Inc.. . . . . . . . .   3,000      130,500
IMS Health, Inc.. . . . . . . . . . . . . . .   5,920      139,298
Knight-Ridder, Inc. . . . . . . . . . . . . .   1,875      137,475
Martha Stewart Living Omnimedia, Inc. (b) . .  11,825      121,916
McGraw-Hill Companies, Inc. (The) . . . . . .   2,570      172,062
NCO Group, Inc. (b) . . . . . . . . . . . . .   4,825      114,835
PanAmSat Corp. (b). . . . . . . . . . . . . .   6,700      138,690
Polaris Industries, Inc.. . . . . . . . . . .   1,910      163,496
SBC Communications, Inc.. . . . . . . . . . .   7,400      177,452
Scholastic Corp. (b). . . . . . . . . . . . .   3,075       95,110
Speedway Motorsports, Inc.. . . . . . . . . .   3,200       92,480
Sprint Corp.. . . . . . . . . . . . . . . . .  11,350      181,599
US Cellular Corp. (b) . . . . . . . . . . . .   3,180      107,675
Valassis Communications, Inc. (b) . . . . . .   4,135      107,097
Viad Corp.. . . . . . . . . . . . . . . . . .   4,425      110,537
Yum! Brands, Inc. (b) . . . . . . . . . . . .   4,250      145,095
                                                        ----------
                                                         3,463,307
                                                        ----------

------------------------------------------------------------------
TECHNOLOGY (14.5%)
Anixter International, Inc. (b) . . . . . . .   3,305       78,923
Bio-Rad Laboratories, Inc., Class A (b) . . .   2,250      117,563
Black Box Corp. . . . . . . . . . . . . . . .   2,815      121,214
Broadcom Corp. (b). . . . . . . . . . . . . .   4,750      151,763
Brocade Communications Systems, Inc. (b). . .  18,975      124,286
Business Objects S.A. (b) . . . . . . . . . .   8,395      275,860
Circuit City Stores, Inc. . . . . . . . . . .   5,000       47,700
Cisco Systems, Inc. (b) . . . . . . . . . . .  10,400      218,192
CommScope, Inc. (b) . . . . . . . . . . . . .   3,215       49,800
Computer Network Technology Corp. (b) . . . .   6,100       60,390
Electronic Data Systems Corp. . . . . . . . .  14,835      318,211
Fair Issac & Co., Inc.. . . . . . . . . . . .   1,640      104,599
International Business Machines Corp. . . . .   3,035      271,572
Intuit, Inc. (b). . . . . . . . . . . . . . .   2,600      129,948
Invision Technologies, Inc. (b) . . . . . . .   5,275      143,322
Itron, Inc. (b) . . . . . . . . . . . . . . .   5,650      115,769
King Pharmaceuticals, Inc. (b). . . . . . . .   6,460       86,564
Lexmark International, Inc. (b) . . . . . . .   3,550      261,316
Metro One Telecommunications, Inc. (b). . . .  16,425       43,362
NCR Corp. (b) . . . . . . . . . . . . . . . .   3,795      136,392
Novellus Systems, Inc. (b). . . . . . . . . .   4,000      165,160
Pitney Bowes, Inc.. . . . . . . . . . . . . .   3,280      134,808
ProQuest Co. (b). . . . . . . . . . . . . . .   5,260      156,222
Qualcomm, Inc.. . . . . . . . . . . . . . . .   4,400      209,000
Roxio, Inc. (b) . . . . . . . . . . . . . . .   4,825       49,167
Sensient Technologies Corp. . . . . . . . . .   3,305       63,456
Siebel Systems, Inc. (b). . . . . . . . . . .  12,775      160,837
Sun Microsystems, Inc. (b). . . . . . . . . .  42,290      167,468
Tech Data Corp. (b) . . . . . . . . . . . . .   4,860      159,991
US Oncology, Inc. (b) . . . . . . . . . . . .   9,125       99,828
Webmethods, Inc. (b). . . . . . . . . . . . .  14,025      121,737
Xerox Corp. (b) . . . . . . . . . . . . . . .  20,020      210,210
                                                        ----------
                                                         4,554,630
                                                        ----------

------------------------------------------------------------------
TRANSPORTATION (1.4%)
Burlington Northern Santa Fe Corp.. . . . . .   2,545       73,652
Expeditors International of Washington, Inc..   2,850      106,989
Landstar System, Inc. (b) . . . . . . . . . .   2,325      169,818
Swift Transportation Co., Inc. (b). . . . . .   4,425       99,253
                                                        ----------
                                                           449,712
                                                        ----------

------------------------------------------------------------------
UTILITY (2.0%)
Ameren Corp.. . . . . . . . . . . . . . . . .   2,200       98,229
Cleco Corp. . . . . . . . . . . . . . . . . .   2,470       41,373
Duke Energy Corp. . . . . . . . . . . . . . .   2,910       52,817
KeySpan Corp. . . . . . . . . . . . . . . . .   2,750       96,168
Northeast Utilities . . . . . . . . . . . . .   3,770       71,027
Southern Co. (The). . . . . . . . . . . . . .   6,200      184,759
Unisource Energy Corp.. . . . . . . . . . . .   3,720       71,796
                                                        ----------
                                                           616,169
                                                        ----------

TOTAL INVESTMENT SOLD SHORT
(PROCEEDS $24,091,063) - 84.4%                         $26,479,678
                                                       -----------
                                                       -----------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Denotes  a  non-income  producing  security.

ADR  American  Depositary  Receipt
FR   France
GB   United  Kingdom
NL   Netherlands

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

88 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENTS  OF  ASSETS  AND  LIABILITIES
October  31,  2003

                                               GARTMORE       GARTMORE      GARTMORE VALUE     GARTMORE          GARTMORE
                                              HIGH YIELD     MILLENNIUM     OPPORTUNITIES      MICRO CAP        LONG-SHORT
                                               BOND FUND     GROWTH FUND         FUND         EQUITY FUND    EQUITY PLUS FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value
(cost $100,474,517; $19,684,418;
30,357,357; $20,389,878 and
24,730,445; respectively). . . . . . . . .  $ 107,644,006   $ 22,545,996   $    35,070,568   $ 23,733,008   $      27,227,894
Repurchase agreements, at cost. . . . . . .     7,451,414              -         2,126,806      4,565,385           2,932,667
Investments purchased with
cash collateral received for
securities on loan, at cost . . . . . . . .    24,599,509      4,160,806         6,007,139              -                   -
                                           -----------------------------------------------------------------------------------
Total Investments . . . . . . . . . . . . .   139,694,929     26,706,802        43,204,513     28,298,393          30,160,561
                                           -----------------------------------------------------------------------------------
Cash. . . . . . . . . . . . . . . . . . . .             -      1,770,684                 -             94          27,902,510
Interest and dividends receivable . . . . .     2,444,482          3,167            18,986          8,587              31,366
Receivable for capital shares issued. . . .        14,995              -                 -        298,367               3,378
Receivable for investments sold . . . . . .       830,313      1,389,885           167,560        505,549           1,082,868
Unrealized appreciation on
open swap contracts . . . . . . . . . . . .             -              -                 -              -             365,173
Receivable from adviser . . . . . . . . . .         5,161              -                 -          5,901                   -
Reclaims receivable . . . . . . . . . . . .             -              -                 -              -                 509
Prepaid expenses and other assets . . . . .         5,645          7,950             3,808         11,507               5,614
                                           -----------------------------------------------------------------------------------
Total Assets. . . . . . . . . . . . . . . .   142,995,525     29,878,488        43,394,867     29,128,398          59,551,979
                                           -----------------------------------------------------------------------------------
LIABILITIES:
Securities sold short, at value
(proceeds $0; $2,743,020; $0; $0
and $24,091,063; respectively). . . . . . .             -      2,847,859                 -              -          26,479,678
Payable to adviser. . . . . . . . . . . . .             -         23,449             4,487              -              82,878
Payable to custodian. . . . . . . . . . . .       208,163              -                 -              -                   -
Distributions payable . . . . . . . . . . .       796,848              -                 -              -                   -
Payable for investments purchased . . . . .     3,250,285        884,942           525,278      1,855,556           1,449,539
Payable for capital shares redeemed . . . .             -              -                 -         45,783              27,637
Payable for return of collateral received
for securities on loan. . . . . . . . . . .    24,599,509      4,160,806         6,007,139              -                   -
Accrued expenses and other payables
Investment advisory fees. . . . . . . . . .        53,182         18,815            21,203         21,167              39,781
Fund administration and transfer
agent fees. . . . . . . . . . . . . . . . .        14,643         21,258             8,638          2,139              10,409
Distribution fees . . . . . . . . . . . . .         4,153          4,414             5,014          7,132               7,811
Administrative servicing fees . . . . . . .             3            358             4,904            471                   6
Other . . . . . . . . . . . . . . . . . . .        13,006         25,805             9,384            879              85,986
                                           -----------------------------------------------------------------------------------
Total Liabilities . . . . . . . . . . . . .    28,939,792      7,987,706         6,586,047      1,933,127          28,183,725
                                           -----------------------------------------------------------------------------------
NET ASSETS. . . . . . . . . . . . . . . . .  $114,055,733   $ 21,890,782   $    36,808,820   $ 27,195,271   $      31,368,254
                                           -----------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------
REPRESENTED BY:
Capital . . . . . . . . . . . . . . . . . .  $146,004,004   $ 57,461,994   $    32,338,490   $ 23,874,812   $      45,449,960
Accumulated net investment
income (loss) . . . . . . . . . . . . . . .             -              -                 -              -           6,319,748
Accumulated net realized gains
(losses) from investment, futures,
short sales, swap and foreign
currency transactions . . . . . . . . . . .   (39,117,759)   (38,327,951)         (242,881)       (22,671)        (20,875,461)
Net unrealized appreciation
(depreciation) on investments,
futures, swaps and translation
of assets and liabilities denominated
in foreign currencies . . . . . . . . . . .     7,169,488      2,756,739         4,713,211      3,343,130             474,007
                                           -----------------------------------------------------------------------------------
NET ASSETS. . . . . . . . . . . . . . . . .  $114,055,733   $ 21,890,782   $    36,808,820   $ 27,195,271   $      31,368,254
                                           -----------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------

See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 89
--------------------------------------------------------------------------------

CONCEPT  Series

October  31,  2003

                                                   GARTMORE       GARTMORE      GARTMORE VALUE     GARTMORE          GARTMORE
                                                  HIGH YIELD     MILLENNIUM     OPPORTUNITIES      MICRO CAP        LONG-SHORT
                                                   BOND FUND     GROWTH FUND         FUND         EQUITY FUND    EQUITY PLUS FUND
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Class A Shares. . . . . . . . . . . . . . . . .  $  4,027,947   $  6,441,095   $    12,156,067   $ 17,022,851   $      29,467,566
Class B Shares. . . . . . . . . . . . . . . . .       764,123      3,633,485         2,640,763      1,611,342             413,764
Class C Shares. . . . . . . . . . . . . . . . .     2,986,044         69,105           342,324      5,608,734           1,486,924
Class D Shares. . . . . . . . . . . . . . . . .             -     11,747,097                 -              -                   -
Institutional Service Class Shares. . . . . . .   106,277,619              -        21,669,666         79,793                   -
Institutional Class Shares. . . . . . . . . . .             -              -                 -      2,872,551                   -
                                               -----------------------------------------------------------------------------------
Total . . . . . . . . . . . . . . . . . . . . .  $114,055,733   $ 21,890,782   $    36,808,820   $ 27,195,271   $      31,368,254
                                               -----------------------------------------------------------------------------------
                                               -----------------------------------------------------------------------------------
SHARES OUTSTANDING
(unlimited number of shares authorized):
Class A Shares. . . . . . . . . . . . . . . . .       585,505        570,204           840,313      1,069,716           2,455,443
Class B Shares. . . . . . . . . . . . . . . . .       111,166        342,531           184,092        102,342              34,831
Class C Shares. . . . . . . . . . . . . . . . .       434,152          6,508            23,917        355,870             150,535
Class D Shares. . . . . . . . . . . . . . . . .             -      1,023,985                 -              -                   -
Institutional Service Class Shares. . . . . . .    15,314,629              -         1,488,140          5,000                   -
Institutional Class Shares. . . . . . . . . . .             -              -                 -        180,000                   -
                                               -----------------------------------------------------------------------------------
Total . . . . . . . . . . . . . . . . . . . . .    16,445,452      1,943,228         2,536,462      1,712,928           2,640,809
                                               -----------------------------------------------------------------------------------
                                               -----------------------------------------------------------------------------------
NET ASSET VALUE:
Class A Shares. . . . . . . . . . . . . . . . .  $       6.88   $      11.30   $         14.47   $      15.91   $           12.00
Class B Shares (a). . . . . . . . . . . . . . .  $       6.87   $      10.61   $         14.34   $      15.74   $           11.88
Class C Shares (b). . . . . . . . . . . . . . .  $       6.88   $      10.62   $         14.31   $      15.76   $            9.88
Class D Shares. . . . . . . . . . . . . . . . .  $          -   $      11.47   $             -   $          -   $               -
Institutional Service Class Shares. . . . . . .  $       6.94   $          -   $         14.56   $      15.96   $               -
Institutional Class Shares. . . . . . . . . . .  $          -   $          -   $             -   $      15.96   $               -

MAXIMUM OFFERING PRICE PER SHARE
(100%/(100% - maximum sales charge) of
net asset value adjusted to the nearest cent):
Class A Shares. . . . . . . . . . . . . . . . .  $       7.22   $      11.99   $         15.35   $      16.88   $           12.73
Class C Shares. . . . . . . . . . . . . . . . .  $       6.95   $      10.73   $         14.45   $      15.92   $            9.98
Class D Shares. . . . . . . . . . . . . . . . .  $          -   $      12.01   $             -   $          -   $               -
                                               -----------------------------------------------------------------------------------
Maximum Sales Charge - Class A Shares . . . . .          4.75%          5.75%             5.75%          5.75%               5.75%
                                               -----------------------------------------------------------------------------------
                                               -----------------------------------------------------------------------------------
Maximum Sales Charge - Class C Shares . . . . .          1.00%          1.00%             1.00%          1.00%               1.00%
                                               -----------------------------------------------------------------------------------
                                               -----------------------------------------------------------------------------------
Maximum Sales Charge - Class D Shares . . . . .             -           4.50%                -              -                   -
                                               -----------------------------------------------------------------------------------
                                               -----------------------------------------------------------------------------------

(a) For Class B shares, the redemption price per share varies by length of time shares are held.
(b) For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year. See notes to financial statements.

90 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENTS  OF  OPERATIONS
For  the  Year  Ended  October  31,  2003

                                                            GARTMORE      GARTMORE      GARTMORE VALUE     GARTMORE
                                                           HIGH YIELD    MILLENNIUM     OPPORTUNITIES      MICRO CAP
                                                           BOND FUND     GROWTH FUND         FUND         EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income. . . . . . . . . . . . . . . . . . . . .  $ 9,758,131   $      2,576   $        20,550   $      5,271
Dividend income (net of foreign withholding tax of
0; $0; $84; $0 and $0; respectively). . . . . . . . . .             -         50,340           380,833         18,098
----------------------------------------------------------------------------------------------------------------------
Total Income . . . . . . . . . . . . . . . . . . . . . .    9,758,131         52,916           401,383         23,369
----------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees . . . . . . . . . . . . . . . .      561,164        192,718           189,248         63,601
Fund administration and transfer agent fees. . . . . . .      158,727         40,228            54,748         21,479
Distribution fees Class A. . . . . . . . . . . . . . . .        9,495         13,131            25,641          4,944
Distribution fees Class B. . . . . . . . . . . . . . . .        5,862         30,768            24,309          2,774
Distribution fees Class C. . . . . . . . . . . . . . . .       12,806            548             1,577          7,838
Administrative servicing fees Class A. . . . . . . . . .        2,503          3,040             4,843            471
Administrative servicing fees
Institutional Service Class. . . . . . . . . . . . . . .        3,094              -            28,052              -
Dividend expense for securities sold short . . . . . . .            -          6,204                 -              -
Registration and filing fees . . . . . . . . . . . . . .       40,682         34,038            37,481         21,292
Printing fees. . . . . . . . . . . . . . . . . . . . . .        1,795         28,904            10,421            309
Other. . . . . . . . . . . . . . . . . . . . . . . . . .       32,751         13,340             8,585          2,523
----------------------------------------------------------------------------------------------------------------------
Total expenses before reimbursed expenses. . . . . . . .      828,879        362,919           384,905        125,231
Expenses reimbursed. . . . . . . . . . . . . . . . . . .      (80,257)       (82,484)          (30,129)       (30,339)
----------------------------------------------------------------------------------------------------------------------
Total Expenses . . . . . . . . . . . . . . . . . . . . .      748,622        280,435           354,776         94,892
----------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) . . . . . . . . . . . . . .    9,009,509       (227,519)           46,607        (71,523)
----------------------------------------------------------------------------------------------------------------------
REALIZED/UNREALIZED GAINS (LOSSES)
FROM INVESTMENTS:
Net realized gains (losses) on investment transactions .    2,372,104      3,136,877           903,791        302,641
Net realized gains (losses) on short sale transactions .            -       (867,197)                -              -
----------------------------------------------------------------------------------------------------------------------
Net realized gains (losses) on investment, future,
foreign currency and short sale transactions . . . . . .    2,372,104      2,269,680           903,791        302,641
Net change in unrealized appreciation/depreciation
on investments, futures, translation of assets and
liabilities denominated in foreign currencies and
short sales. . . . . . . . . . . . . . . . . . . . . . .   11,298,725      3,495,835         6,892,594      3,360,291
----------------------------------------------------------------------------------------------------------------------
Net realized/unrealized gains and losses on
investments, futures, foreign currencies
and short sales. . . . . . . . . . . . . . . . . . . . .   13,670,829      5,765,515         7,796,385      3,662,932
----------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING
FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . .  $22,680,338   $  5,537,996   $     7,842,992   $  3,591,409
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 91
--------------------------------------------------------------------------------

CONCEPT  Series

STATEMENTS  OF  OPERATIONS
For  the  Year  Ended  October  31,  2003

                                                                             GARTMORE LONG-SHORT
                                                                               EQUITY PLUS FUND
                                                            ---------------------------------------------------
                                                                   YEAR ENDED                     YEAR ENDED
                                                              OCTOBER 31, 2003 (A)               JUNE 30, 2003
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest . . . . . . . . . . . . . . . . . . . . . . . . . .  $             60,615              $      170,799
Dividend . . . . . . . . . . . . . . . . . . . . . . . . . .                92,313                     327,255
                                                            ---------------------------------------------------
Total Income . . . . . . . . . . . . . . . . . . . . . . . .               152,928                     498,054
                                                            ---------------------------------------------------
EXPENSES:
Investment advisory fees . . . . . . . . . . . . . . . . . .               157,924                     533,805
Fund administration and transfer agent fees. . . . . . . . .                19,502                     188,541
Distribution fees Class A. . . . . . . . . . . . . . . . . .                24,909                       2.606
Distribution fees Class B. . . . . . . . . . . . . . . . . .                   827                         829
Distribution fees Class C. . . . . . . . . . . . . . . . . .                 4,820                      10,874
Administrative servicing fees Class A. . . . . . . . . . . .                   113                           -
Administrative servicing fees Class B. . . . . . . . . . . .                     -                         264
Administrative servicing fees Class C. . . . . . . . . . . .                     -                       3,507
Administrative servicing fees Class R (b). . . . . . . . . .                     -                      79,065
Administrative servicing fees Class ML (c) . . . . . . . . .                     -                      10,011
Dividend expense for securities sold short . . . . . . . . .               120,510                     124,390
Custody Fees . . . . . . . . . . . . . . . . . . . . . . . .                 2,072                      73,103
Legal Fees . . . . . . . . . . . . . . . . . . . . . . . . .                 3,977                     128,810
Registration and filing fees . . . . . . . . . . . . . . . .                   934                      72,646
Other fees . . . . . . . . . . . . . . . . . . . . . . . . .                 8,601                      26,748
                                                            ---------------------------------------------------
Total expenses before voluntary fee reductions . . . . . . .               344,189                   1,250,199
Expenses reimbursed. . . . . . . . . . . . . . . . . . . . .                     -                    (258,501)
                                                            ---------------------------------------------------
Total Expenses . . . . . . . . . . . . . . . . . . . . . . .               344,189                     991,698
                                                            ---------------------------------------------------
NET INVESTMENT INCOME (LOSS) . . . . . . . . . . . . . . . .              (191,261)                   (493,644)
                                                            ---------------------------------------------------
REALIZED/UNREALIZED GAINS (LOSSES)
FROM INVESTMENTS:
Net realized gains (losses) on investment,
future and foreign currency transactions . . . . . . . . . .            (2,222,696)                 (7,318,213)
Net realized gains (losses) on short sale transactions . . .             2,653,453                  (1,177,396)
Net realized gains (losses) on swap transactions . . . . . .             6,516,826                     468,304
                                                            ---------------------------------------------------
Net realized gains (losses) on investment, future,
foreign currency, short sale and swap transactions . . . . .             6,947,583                  (8,027,305)
Net change in unrealized appreciation/depreciation on
investments, futures, translation of assets and liabilities
denominated in foreign currencies, short sales and swaps . .            (3,892,480)                  7,620,932
                                                            ---------------------------------------------------
Net realized/unrealized gains and losses on investments,
futures, foreign currencies, short sales and swaps . . . . .             3,055,103                    (406,373)
                                                            ---------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS. . . . . . .   $          2,863,842                    (900,017)
                                                            ---------------------------------------------------
                                                            ---------------------------------------------------

(a)  For  the  period  from  July  1,  2003  through  October  31,  2003.
(b) Class A shares were issued in exchange for Class R shares effective June 23, 2003.
(c) Class R shares were issued in exchange for Class ML shares effective October 31, 2002.
See  notes  to  financial  statements.

92 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

STATEMENT  OF  CHANGES  IN  NET  ASSETS

                                               GARTMORE                                GARTMORE
                                         HIGH  YIELD  BOND  FUND                 MILLENNIUM GROWTH FUND
                               --------------------------------------------------------------------------------
                                     YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                  OCTOBER 31, 2003    OCTOBER 31, 2002    OCTOBER 31, 2003    OCTOBER 31, 2002
---------------------------------------------------------------------------------------------------------------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
Net investment income (loss). .  $       9,009,509   $       8,460,248   $        (227,519)  $        (283,910)
Net realized gains (losses)
on investment, future,
foreign currency, short sale
and swap transactions . . . . .          2,372,104         (19,169,645)          2,269,680          (4,610,659)
Net change in unrealized
appreciation/depreciation
on investments, futures,
translation of assets
and liabilities denominated
in foreign, currencies,
short sales and swaps . . . . .         11,298,725           7,123,532           3,495,835            (630,467)
                               --------------------------------------------------------------------------------
Change in net assets
esulting from operations. . . .         22,680,338          (3,585,865)          5,537,996          (5,525,036)
                               --------------------------------------------------------------------------------

DISTRIBUTIONS TO CLASS A
SHAREHOLDERS FROM:
Net investment income . . . . .           (321,724)           (206,503)                  -                   -
Net realized gains on
investments . . . . . . . . . .                  -                   -                   -                   -

DISTIBUTIONS TO CLASS B
SHAREHOLDERS FROM:
Net investment income . . . . .            (45,800)            (24,154)                  -                   -
Net realized gains on
investments . . . . . . . . . .                  -                   -                   -                   -

DISTRIBUTIONS TO CLASS C
SHAREHOLDERS FROM:
Net investment income . . . . .            (95,475)             (1,013)                  -                   -
Net realized gains on
investments . . . . . . . . . .                  -                   -                   -                   -

DISTRIBUTIONS TO INSTITUTIONAL
SERVICE CLASS SHAREHOLDERS
FROM:
Net investment income . . . . .         (8,546,510)         (8,228,578)                  -                   -
Net realized gains
on investments. . . . . . . . .                  -                   -                   -                   -
                               --------------------------------------------------------------------------------
Change in net assets from
shareholder distributions . . .         (9,009,509)         (8,460,248)                  -                   -
                               --------------------------------------------------------------------------------
Change in net assets from
capital transactions. . . . . .         15,007,980           8,488,263          (1,768,874)         (2,070,305)
                               --------------------------------------------------------------------------------
Change in net assets. . . . . .         28,678,809          (3,557,850)          3,769,122          (7,595,341)

NET ASSETS:
Beginning of period . . . . . .         85,376,924          88,934,774          18,121,660          25,717,001
                               --------------------------------------------------------------------------------
End of period . . . . . . . . .  $     114,055,733   $      85,376,924   $      21,890,782   $      18,121,660
                               --------------------------------------------------------------------------------
                               --------------------------------------------------------------------------------

                                               GARTMORE
                                        VALUE OPPORTUNITIES FUND
                               ----------------------------------------
                                     YEAR ENDED          YEAR ENDED
                                  OCTOBER 31, 2003    OCTOBER 31, 2002
-----------------------------------------------------------------------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
Net investment income (loss). .  $          46,607   $          99,646
Net realized gains (losses)
on investment, future,
foreign currency, short sale
and swap transactions . . . . .            903,791          (1,093,179)
Net change in unrealized
appreciation/depreciation
on investments, futures,
translation of assets
and liabilities denominated
in foreign, currencies,
short sales and swaps . . . . .          6,892,594          (1,769,834)
                               ----------------------------------------
Change in net assets
esulting from operations. . . .          7,842,992          (2,763,367)
                               ----------------------------------------

DISTRIBUTIONS TO CLASS A
SHAREHOLDERS FROM:
Net investment income . . . . .            (28,121)            (48,959)
Net realized gains on
investments . . . . . . . . . .                  -            (136,060)

DISTIBUTIONS TO CLASS B
SHAREHOLDERS FROM:
Net investment income . . . . .               (469)             (2,418)
Net realized gains on
investments . . . . . . . . . .                  -             (34,742)

DISTRIBUTIONS TO CLASS C
SHAREHOLDERS FROM:
Net investment income . . . . .                (19)               (122)
Net realized gains on
investments . . . . . . . . . .                  -              (1,496)

DISTRIBUTIONS TO INSTITUTIONAL
SERVICE CLASS SHAREHOLDERS
FROM:
Net investment income . . . . .            (43,596)            (65,769)
Net realized gains
on investments. . . . . . . . .                  -            (121,033)
                               ----------------------------------------
Change in net assets from
shareholder distributions . . .            (72,205)           (410,599)
                               ----------------------------------------
Change in net assets from
capital transactions. . . . . .          5,755,345           2,720,695
                               ----------------------------------------
Change in net assets. . . . . .         13,526,132            (453,271)

NET ASSETS:
Beginning of period . . . . . .         23,282,688          23,735,959
                               ----------------------------------------
End of period . . . . . . . . .  $      36,808,820   $      23,282,688
                               ----------------------------------------
                               ----------------------------------------

See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 93
--------------------------------------------------------------------------------

CONCEPT  Series
STATEMENT  OF  CHANGES  IN  NET  ASSETS

                                                                                 GARTMORE  MICRO  CAP
                                                                                     EQUITY  FUND
                                                                      -------------------------------------------
                                                                            YEAR ENDED          PERIOD ENDED
                                                                         OCTOBER 31, 2003   OCTOBER 31, 2002 (A)
-----------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss) . . . . . . . . . . . . . . . . . . . . .  $         (71,523)  $             (7,229)
Net realized gains (losses) on investment, future, foreign currency,
short sale and swap transactions . . . . . . . . . . . . . . . . . . .            302,641               (253,789)
Net change in unrealized appreciation/depreciation on investments, futures, translation of assets and liabilities denominated in foreign
currencies, short sales and swaps. . . . . . . . . . . . . . . . . . .          3,360,291                (17,161)
                                                                      -------------------------------------------
Change in net assets resulting from operations . . . . . . . . . . . .          3,591,409               (278,179)
                                                                      -------------------------------------------
Change in net assets from capital transactions . . . . . . . . . . . .         21,609,219              2,272,822
                                                                      -------------------------------------------
Change in net assets . . . . . . . . . . . . . . . . . . . . . . . . .         25,200,628              1,994,643

NET ASSETS:
Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . .          1,994,643                      -
                                                                      -------------------------------------------
End of period. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $      27,195,271   $          1,994,643
                                                                      -------------------------------------------
                                                                      -------------------------------------------

                                                                                            GARTMORE  LONG-SHORT
                                                                                             EQUITY  PLUS  FUND
                                                                      ---------------------------------------------------------
                                                                            PERIOD ENDED         YEAR ENDED       YEAR ENDED
                                                                        OCTOBER 31, 2003 (B)    JUNE 30, 2003    JUNE 30, 2002
-------------------------------------------------------------------------------------------------------------------------------

FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss) . . . . . . . . . . . . . . . . . . . . .  $           (191,261)  $     (493,644)  $     (609,531)
Net realized gains (losses) on investment, future, foreign currency,
short sale and swap transactions . . . . . . . . . . . . . . . . . . .             6,947,583       (8,027,305)     (10,840,267)
Net change in unrealized appreciation/depreciation on investments, futures, translation of assets and liabilities denominated in foreign
currencies, short sales and swaps. . . . . . . . . . . . . . . . . . .            (3,892,480)       7,620,932       (3,232,104)
                                                                      ---------------------------------------------------------
Change in net assets resulting from operations . . . . . . . . . . . .             2,863,842         (900,017)     (14,681,902)
                                                                      ---------------------------------------------------------
Change in net assets from capital transactions . . . . . . . . . . . .            (2,520,766)     (14,651,576)     (42,119,873)
                                                                      ---------------------------------------------------------
Change in net assets . . . . . . . . . . . . . . . . . . . . . . . . .               343,076      (15,551,593)     (56,801,775)

NET ASSETS:
Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . .            31,025,178       46,576,771      103,378,546
                                                                      ---------------------------------------------------------
End of period. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $         31,368,254   $   31,025,178   $   46,576,771
                                                                      ---------------------------------------------------------
                                                                      ---------------------------------------------------------

(a) For the period from June 27, 2002 (commencement of operations) through October 31, 2002.
(b) For the period from July 1, 2003, through October 31, 2003. The fund changed its fiscal year end from June 30 to October 31.
See  notes  to  financial  statements.

94 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding
GARTMORE  HIGH  YIELD  BOND  FUND

                                               INVESTMENT  ACTIVITIES                 DISTRIBUTIONS
                       --------------------------------------------------------------------------------------------------
                                                        NET
                                                   REALIZED AND
                             NET                    UNREALIZED       TOTAL                                       NET
                        ASSET VALUE,      NET          GAINS         FROM          NET                      ASSET VALUE,
                          BEGINNING    INVESTMENT   (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL          END OF
                          OF PERIOD      INCOME     INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS      PERIOD
-------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) .  $       10.00        0.86         (2.04)       (1.18)       (0.86)          (0.86)  $        7.96
Year Ended
October 31, 2001 . . .  $        7.96        0.84         (1.10)       (0.26)       (0.84)          (0.84)  $        6.86
Year Ended
October 31, 2002 . . .  $        6.86        0.61         (0.87)       (0.26)       (0.61)          (0.61)  $        5.99
Year Ended
October 31, 2003 . . .  $        5.99        0.56          0.89         1.45        (0.56)          (0.56)  $        6.88

CLASS B SHARES
Period Ended
October 31, 2000 (d) .  $       10.00        0.80         (2.04)       (1.24)       (0.80)          (0.80)  $        7.96
Year Ended
October 31, 2001 . . .  $        7.96        0.78         (1.10)       (0.32)       (0.78)          (0.78)  $        6.86
Year Ended
October 31, 2002 . . .  $        6.86        0.56         (0.88)       (0.32)       (0.56)          (0.56)  $        5.98
Year Ended
October 31, 2003 . . .  $        5.98        0.52          0.89         1.41        (0.52)          (0.52)  $        6.87

CLASS C SHARES
Period Ended
October 31, 2001 (e) .  $        8.07        0.40         (1.21)       (0.81)       (0.40)          (0.40)  $        6.86
Year Ended
October 31, 2002 . . .  $        6.86        0.56         (0.87)       (0.31)       (0.56)          (0.56)  $        5.99
Year Ended
October 31, 2003 . . .  $        5.99        0.52          0.89         1.41        (0.52)          (0.52)  $        6.88

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2000 (d) .  $       10.00        0.87         (1.99)       (1.12)       (0.87)          (0.87)  $        8.01
Year Ended
October 31, 2001 . . .  $        8.01        0.87         (1.10)       (0.23)       (0.86)          (0.86)  $        6.92
Year Ended
October 31, 2002 . . .  $        6.92        0.63         (0.88)       (0.25)       (0.63)          (0.63)  $        6.04
Year Ended
October 31, 2003 . . .  $        6.04        0.58          0.90         1.48        (0.58)          (0.58)  $        6.94
-------------------------------------------------------------------------------------------------------------------------

                                                               RATIOS  /  SUPPLEMENTAL  DATA
                      --------------------------------------------------------------------------------------------------------
                                                                                                  RATIO OF NET
                                                                 RATIO OF NET      RATIO OF        INVESTMENT
                                                     RATIO OF     INVESTMENT       EXPENSES          INCOME
                                       NET ASSETS    EXPENSES       INCOME         (PRIOR TO        (PRIOR TO
                                       AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)  REIMBURSEMENTS)
                           TOTAL         PERIOD         NET           NET         TO AVERAGE       TO AVERAGE      PORTFOLIO
                         RETURN (A)      (000S)       ASSETS        ASSETS      NET ASSETS (B)   NET ASSETS (B)   TURNOVER (C)
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d) .  (12.48%) (f)  $      2,804    0.95% (g)     12.35% (g)        1.15% (g)       12.15% (g)        76.93%
Year Ended
October 31, 2001 . . .       (3.59%)  $      2,801        0.95%         11.10%            1.11%           10.94%        83.79%
Year Ended
October 31, 2002 . . .       (4.27%)  $      2,002        0.97%          9.20%            1.09%            9.08%        93.27%
Year Ended
October 31, 2003 . . .        25.18%  $      4,028        1.02%          8.47%            1.10%            8.39%       104.54%

CLASS B SHARES
Period Ended
October 31, 2000 (d) .  (13.02%) (f)  $        188    1.70% (g)     13.09% (g)        3.46% (g)       11.33% (g)        76.93%
Year Ended
October 31, 2001 . . .       (4.31%)  $        244        1.70%         10.35%            2.43%            9.62%        83.79%
Year Ended
October 31, 2002 . . .       (5.11%)  $        355        1.70%          8.46%            1.83%            8.33%        93.27%
Year Ended
October 31, 2003 . . .        24.36%  $        764        1.69%          7.81%            1.78%            7.73%       104.54%

CLASS C SHARES
Period Ended
October 31, 2001 (e) .  (10.15%) (f)  $          5    1.70% (g)     10.05% (g)        8.58% (g)        3.17% (g)        83.79%
Year Ended
October 31, 2002 . . .       (4.96%)  $         53        1.70%          8.55%            1.97%            8.28%        93.27%
Year Ended
October 31, 2003 . . .        24.32%  $      2,986        1.71%          7.45%            1.77%            7.39%       104.54%

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2000 (d) .  (11.80%) (f)  $     88,639    0.70% (g)     11.46% (g)        0.83% (g)       11.33% (g)        76.93%
Year Ended
October 31, 2001 . . .       (3.19%)  $     85,885        0.70%         11.30%            0.76%           11.24%        83.79%
Year Ended
October 31, 2002 . . .       (4.12%)  $     82,967        0.70%          9.38%            0.79%            9.29%        93.27%
Year Ended
October 31, 2003 . . .        25.51%  $    106,278        0.70%          8.87%            0.78%            8.79%       104.54%
------------------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not  annualized.
(g)  Annualized.
See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 95
--------------------------------------------------------------------------------

CONCEPT  Series

FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding

GARTMORE  MILLENNIUM  GROWTH  FUND

                                                INVESTMENT ACTIVITIES               DISTRIBUTIONS
                    ----------------------------------------------------------------------------------------------------
                                                         NET
                                                    REALIZED AND
                           NET                       UNREALIZED       TOTAL                                     NET
                      ASSET VALUE,        NET           GAINS         FROM         NET                     ASSET VALUE,
                        BEGINNING     INVESTMENT     (LOSSES) ON   INVESTMENT   REALIZED       TOTAL          END OF
                        OF PERIOD    INCOME (LOSS)   INVESTMENTS   ACTIVITIES     GAINS    DISTRIBUTIONS      PERIOD
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended
October 31, 1999 . .  $       17.67         (0.03)          2.30         2.27      (0.24)          (0.24)  $       19.70
Year Ended
October 31, 2000 (d)  $       19.70         (0.27)         10.63        10.36      (1.37)          (1.37)  $       28.69
Year Ended
October 31, 2001 . .  $       28.69         (0.16)        (15.19)      (15.35)     (2.41)          (2.41)  $       10.93
Year Ended
October 31, 2002 . .  $       10.93         (0.14)         (2.29)       (2.43)         -               -   $        8.50
Year Ended
October 31, 2003 . .  $        8.50         (0.12)          2.92         2.80          -               -   $       11.30

CLASS B SHARES
Year Ended
October 31, 1999 . .  $       17.54         (0.12)          2.26         2.14      (0.24)          (0.24)  $       19.44
Year Ended
October 31, 2000 (d)  $       19.44         (0.42)         10.59        10.17      (1.37)          (1.37)  $       28.24
Year Ended
October 31, 2001 . .  $       28.24         (0.22)        (15.21)      (15.43)     (2.41)          (2.41)  $       10.40
Year Ended
October 31, 2002 . .  $       10.40         (0.19)         (2.18)       (2.37)         -               -   $        8.03
Year Ended
October 31, 2003 . .  $        8.03         (0.18)          2.76         2.58          -               -   $       10.61

CLASS C SHARES
Period Ended
October 31, 2001 (e)  $       13.46         (0.07)         (2.98)       (3.05)         -               -   $       10.41
Year Ended
October 31, 2002 . .  $       10.41         (0.19)         (2.18)       (2.37)         -               -   $        8.04
Year Ended
October 31, 2003 . .  $        8.04         (0.16)          2.74         2.58          -               -   $       10.62

CLASS D SHARES
Year Ended
October 31, 1999 . .  $       17.61         (0.02)          2.34         2.32      (0.24)          (0.24)  $       19.69
Year Ended
October 31, 2000 (d)  $       19.69         (0.14)         10.57        10.43      (1.37)          (1.37)  $       28.75
Year Ended
October 31, 2001 . .  $       28.75         (0.11)        (15.20)      (15.31)     (2.41)          (2.41)  $       11.03
Year Ended
October 31, 2002 . .  $       11.03         (0.11)         (2.32)       (2.43)         -               -   $        8.60
Year Ended
October 31, 2003 . .  $        8.60         (0.10)          2.97         2.87          -               -   $       11.47
------------------------------------------------------------------------------------------------------------------------

                                                                  RATIOS / SUPPLEMENTAL DATA
                     ----------------------------------------------------------------------------------------------------------
                                                                                                   RATIO OF NET
                                                                  RATIO OF NET      RATIO OF        INVESTMENT
                                                      RATIO OF     INVESTMENT       EXPENSES       INCOME (LOSS)
                                        NET ASSETS    EXPENSES    INCOME (LOSS)     (PRIOR TO        (PRIOR TO
                                        AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)  REIMBURSEMENTS)
                        TOTAL             PERIOD         NET           NET         TO AVERAGE       TO AVERAGE      PORTFOLIO
                      RETURN (A)          (000S)       ASSETS        ASSETS      NET ASSETS (B)   NET ASSETS (B)   TURNOVER (C)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended
October 31, 1999 . .      12.98%  (f)  $      1,244    1.25% (g)    (0.24%) (g)        1.83% (g)      (0.82%) (g)        36.58%
Year Ended
October 31, 2000 (d)      56.20%       $     22,612        1.47%        (0.95%)            1.67%          (1.15%)       330.32%
Year Ended
October 31, 2001 . .    (57.29%)       $      6,601        1.63%        (1.00%)            2.75%          (2.12%)       698.74%
Year Ended
October 31, 2002 . .    (22.23%)       $      4,880        1.59%        (1.27%)            2.20%          (1.88%)       432.60%
Year Ended
October 31, 2003 . .      32.94%       $      6,441        1.55%        (1.27%)            1.99%          (1.71%)       365.45%

CLASS B SHARES
Year Ended
October 31, 1999 . .       2.33%  (f)  $        918    2.00% (g)    (1.01%) (g)        2.59% (g)      (1.60%) (g)        36.58%
Year Ended
October 31, 2000 (d)      55.97%       $      7,608        2.10%        (1.57%)            2.35%          (1.82%)       330.32%
Year Ended
October 31, 2001 . .    (58.60%)       $      3,985        2.23%        (1.60%)            3.67%          (3.04%)       698.74%
Year Ended
October 31, 2002 . .    (22.79%)       $      3,005        2.25%        (1.94%)            2.90%          (2.59%)       432.60%
Year Ended
October 31, 2003 . .      32.13%       $      3,633        2.24%        (1.96%)            2.68%          (2.40%)       365.45%

CLASS C SHARES
Period Ended
October 31, 2001 (e)    (22.66%)  (f)  $         52    2.23% (g)    (1.76%) (g)        4.38% (g)      (3.91%) (g)       698.74%
Year Ended
October 31, 2002 . .    (22.77%)       $         45        2.25%        (1.94%)            2.90%          (2.59%)       432.60%
Year Ended
October 31, 2003 . .      32.09%       $         69        2.24%        (1.96%)            2.69%          (2.41%)       365.45%

CLASS D SHARES
Year Ended
October 31, 1999 . .      13.31%  (f)  $      9,865    1.00% (g)    (0.09%) (g)        1.53% (g)      (0.62%) (g)        36.58%
Year Ended
October 31, 2000 (d)      56.61%       $     36,090        1.10%        (0.55%)            1.30%          (0.75%)       330.32%
Year Ended
October 31, 2001 . .    (57.00%)       $     15,079        1.30%        (0.69%)            2.51%          (1.90%)       698.74%
Year Ended
October 31, 2002 . .    (22.03%)       $     10,192        1.27%        (0.97%)            1.90%          (1.60%)       432.60%
Year Ended
October 31, 2003 . .      33.37%       $     11,747        1.24%        (0.96%)            1.69%          (1.40%)       365.45%
-------------------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d) Net investment income (loss) is based on average shares outstanding during the period.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not  annualized.
(g)  Annualized.
See  notes  to  financial  statements

96 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

GARTMORE  VALUE  OPPORTUNITIES  FUND

                                                      INVESTMENT ACTIVITIES               DISTRIBUTIONS
                   ---------------------------------------------------------------------------------------------------------
                                                               NET
                                                             REALIZED
                         NET                                   AND
                        ASSET         NET                   UNREALIZED      TOTAL
                        VALUE,    INVESTMENT                  GAINS         FROM          NET         NET
                      BEGINNING     INCOME     REDEMPTION  (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED       TOTAL
                      OF PERIOD     (LOSS)        FEES     INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d)  $    10.00        0.06            -         2.38         2.44        (0.07)         -           (0.07)
Year Ended
October 31, 2001 . .  $    12.37        0.10            -        (0.20)       (0.10)       (0.10)         -           (0.10)
Year Ended
October 31, 2002 . .  $    12.17        0.05         0.01        (0.98)       (0.92)       (0.05)     (0.15)          (0.20)
Year Ended
October 31, 2003 . .  $    11.05        0.03            -         3.42         3.45        (0.03)         -           (0.03)

CLASS B SHARES
Period Ended
October 31, 2000 (d)  $    10.00        0.01            -         2.37         2.38        (0.02)         -           (0.02)
Year Ended
October 31, 2001 . .  $    12.36        0.02            -        (0.20)       (0.18)       (0.02)         -           (0.02)
Year Ended
October 31, 2002 . .  $    12.16       (0.03)        0.01        (0.98)       (1.00)       (0.01)     (0.15)          (0.16)
Year Ended
October 31, 2003 . .  $    11.00       (0.06)           -         3.40         3.34            -          -               -

CLASS C SHARES
Period Ended
October 31, 2001 (e)  $    13.08        0.01            -        (0.93)       (0.92)       (0.03)         -           (0.03)
Year Ended
October 31, 2002 . .  $    12.13       (0.03)        0.01        (0.97)       (0.99)       (0.01)     (0.15)          (0.16)
Year Ended
October 31, 2003 . .  $    10.98       (0.04)           -         3.37         3.33            -          -               -

INSTITUTIONAL
SERVICE CLASS
SHARES
Period Ended
October 31, 2000 (d)  $    10.00        0.07            -         2.40         2.47        (0.05)         -           (0.05)
Year Ended
October 31, 2001 . .  $    12.42        0.13            -        (0.19)       (0.06)       (0.12)         -           (0.12)
Year Ended
October 31, 2002 . .  $    12.24        0.07         0.01        (0.98)       (0.90)       (0.07)     (0.15)          (0.22)
Year Ended
October 31, 2003 . .  $    11.12        0.04            -         3.44         3.48        (0.04)         -           (0.04)
----------------------------------------------------------------------------------------------------------------------------

                                                              RATIOS / SUPPLEMENTAL DATA
                    --------------------------------------------------------------------------------------------------------
                                                                    RATIO
                                                                   OF NET        RATIO OF       RATIO OF NET
                                              NET     RATIO OF   INVESTMENT      EXPENSES        INVESTMENT
                        NET                  ASSETS   EXPENSES     INCOME         (PRIOR       INCOME (LOSS)
                       ASSET                   AT        TO        (LOSS)        TO REIM-     (PRIOR TO REIM-
                      VALUE,                 END OF    AVERAGE   TO AVERAGE    BURSEMENTS)      BURSEMENTS)
                      END OF      TOTAL      PERIOD      NET         NET        TO AVERAGE       TO AVERAGE      PORTFOLIO
                      PERIOD   RETURN (A)    (000S)    ASSETS      ASSETS     NET ASSETS (B)   NET ASSETS (B)   TURNOVER (C)
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2000 (d)  $ 12.37   24.38% (f)  $  2,460  1.35% (g)    0.62% (g)       6.59% (g)       (4.62%) (g)       119.39%
Year Ended
October 31, 2001 . .  $ 12.17      (0.87%)  $ 10,789      1.35%        0.69%           2.07%           (0.03%)       139.75%
Year Ended
October 31, 2002 . .  $ 11.05      (7.75%)  $  9,766      1.31%        0.39%           1.48%             0.22%       108.62%
Year Ended
October 31, 2003 . .  $ 14.47       31.32%  $ 12,156      1.30%        0.20%           1.41%             0.09%        90.02%

CLASS B SHARES
Period Ended
October 31, 2000 (d)  $ 12.36   23.79% (f)  $    751  1.95% (g)    0.10% (g)       7.70% (g)       (5.65%) (g)       119.39%
Year Ended
October 31, 2001 . .  $ 12.16      (1.45%)  $  2,708      1.95%        0.09%           3.06%           (1.02%)       139.75%
Year Ended
October 31, 2002 . .  $ 11.00      (8.39%)  $  2,362      1.98%      (0.28%)           2.22%           (0.52%)       108.62%
Year Ended
October 31, 2003 . .  $ 14.34       30.39%  $  2,641      2.00%      (0.49%)           2.12%           (0.60%)        90.02%

CLASS C SHARES
Period Ended
October 31, 2001 (e)  $ 12.13  (7.08%) (f)  $    108  1.95% (g)  (0.01%) (g)       3.29% (g)       (1.35%) (g)       139.75%
Year Ended
October 31, 2002 . .  $ 10.98      (8.31%)  $    133      1.99%      (0.30%)           2.23%           (0.54%)       108.62%
Year Ended
October 31, 2003 . .  $ 14.31       30.35%  $    342      2.00%      (0.56%)           2.09%           (0.65%)        90.02%

INSTITUTIONAL
SERVICE CLASS
SHARES
Period Ended
October 31, 2000 (d)  $ 12.42   24.72% (f)  $  4,441  1.00% (g)    0.98% (g)       5.99% (g)       (4.01%) (g)       119.39%
Year Ended
October 31, 2001 . .  $ 12.24      (0.49%)  $ 10,130      1.00%        1.07%           1.81%             1.26%       139.75%
Year Ended
October 31, 2002 . .  $ 11.12      (7.56%)  $ 11,022      1.16%        0.52%           1.40%             0.28%       108.62%
Year Ended
October 31, 2003 . .  $ 14.56       31.39%  $ 21,670      1.20%        0.27%           1.30%             0.16%        90.02%
----------------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not  annualized
(g)  Annualized
See  notes  to  financial  statements.

                                                           2003 ANNUAL REPORT 97
--------------------------------------------------------------------------------

CONCEPT  Series

FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding

GARTMORE  MICRO  CAP  EQUITY  FUND

                                                                                                                 RATIOS/
                                                                                                              SUPPLEMENTAL
                                                    INVESTMENT ACTIVITIES                                         DATA
                        --------------------------------------------------------------------------------------------------
                                                             NET
                                                        REALIZED AND
                               NET                       UNREALIZED       TOTAL     NET ASSET                  NET ASSETS
                          ASSET VALUE,        NET           GAINS         FROM        VALUE,                   AT END OF
                            BEGINNING     INVESTMENT     (LOSSES) ON   INVESTMENT     END OF       TOTAL         PERIOD
                            OF PERIOD    INCOME (LOSS)   INVESTMENTS   ACTIVITIES     PERIOD     RETURN (A)      (000S)
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2002 (d) (e)  $       10.00         (0.04)         (1.32)       (1.36)  $     8.64  (13.60%) (f)  $        310
Year Ended
October 31, 2003 . . . .  $        8.64         (0.02)          7.29         7.27   $    15.91        84.14%  $     17,023

CLASS B SHARES
Period Ended
October 31, 2002 (d) . .  $       10.00         (0.06)         (1.33)       (1.39)  $     8.61  (13.90%) (f)  $         43
Year Ended
October 31, 2003 . . . .  $        8.61         (0.06)          7.19         7.13   $    15.74        82.81%  $      1,611

CLASS C SHARES
Period Ended
October 31, 2002 (d) . .  $       10.00         (0.06)         (1.33)       (1.39)  $     8.61  (13.90%) (f)  $         43
Year Ended
October 31, 2003 . . . .  $        8.61         (0.05)          7.20         7.15   $    15.76        83.04%  $      5,609

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2002 (d) . .  $       10.00         (0.03)         (1.33)       (1.36)  $     8.64  (13.60%) (f)  $         43
Year Ended
October 31, 2003 . . . .  $        8.64         (0.13)          7.45         7.32   $    15.96        84.72%  $         80

INSTITUTIONAL
CLASS SHARES
Period Ended
October 31, 2002 (d) . .  $       10.00         (0.03)         (1.33)       (1.36)  $     8.64  (13.60%) (f)  $      1,556
Year Ended
October 31, 2003 . . . .  $        8.64         (0.13)          7.45         7.32   $    15.96        84.72%  $      2,873
--------------------------------------------------------------------------------------------------------------------------

                                       RATIOS / SUPPLEMENTAL DATA
                        ------------------------------------------------------------------------------
                                                                         RATIO OF NET
                                       RATIO OF NET      RATIO OF         INVESTMENT
                           RATIO OF     INVESTMENT       EXPENSES           INCOME
                           EXPENSES    INCOME (LOSS)     (PRIOR TO     (LOSS) (PRIOR TO
                          TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)   REIMBURSEMENTS)
                              NET           NET         TO AVERAGE        TO AVERAGE       PORTFOLIO
                            ASSETS        ASSETS      NET ASSETS (B)    NET ASSETS (B)    TURNOVER (C)
------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
October 31, 2002 (d) (e)    1.80% (g)    (1.32%) (g)        8.73% (g)        (8.25%) (g)        56.08%
Year Ended
October 31, 2003 . . . .        1.82%        (1.32%)            2.26%            (1.76%)       104.50%

CLASS B SHARES
Period Ended
October 31, 2002 (d) . .    2.55% (g)    (2.04%) (g)        8.46% (g)        (7.95%) (g)        56.08%
Year Ended
October 31, 2003 . . . .        2.54%        (2.08%)            2.99%            (2.52%)       104.50%

CLASS C SHARES
Period Ended
October 31, 2002 (d) . .    2.55% (g)    (2.04%) (g)        8.46% (g)        (7.95%) (g)        56.08%
Year Ended
October 31, 2003 . . . .        2.54%        (2.04%)            2.90%            (2.40%)       104.50%

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended
October 31, 2002 (d) . .    1.55% (g)    (1.04%) (g)        7.45% (g)        (6.94%) (g)        56.08%
Year Ended
October 31, 2003 . . . .        1.55%        (1.15%)            2.40%            (2.00%)       104.50%

INSTITUTIONAL
CLASS SHARES
Period Ended
October 31, 2002 (d) . .    1.55% (g)    (1.04%) (g)        7.46% (g)        (6.95%) (g)        56.08%
Year Ended
October 31, 2003 . . . .        1.55%        (1.15%)            2.40%            (2.00%)       104.50%
------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d) For the period from June 27, 2002 (commencement of operations) through October 31, 2002.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f)  Not  annualized
(g)  Annualized
See  notes  to  financial  statements.

98 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

GARTMORE  LONG-SHORT  EQUITY  PLUS  FUND

                                                    INVESTMENT ACTIVITIES               DISTRIBUTIONS
                        ----------------------------------------------------------------------------------------------------
                                                             NET
                                                        REALIZED AND
                               NET                       UNREALIZED       TOTAL                                     NET
                          ASSET VALUE,        NET           GAINS         FROM         NET                     ASSET VALUE,
                            BEGINNING     INVESTMENT     (LOSSES) ON   INVESTMENT   REALIZED       TOTAL          END OF
                            OF PERIOD    INCOME (LOSS)   INVESTMENTS   ACTIVITIES     GAINS    DISTRIBUTIONS      PERIOD
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
June 30, 2002 (d). . . .  $       11.14          6.65          (6.90)       (0.25)         -               -   $       10.89
Year Ended
June 30, 2003. . . . . .  $       10.89     (0.08) (f)          0.14         0.06          -               -   $       10.95
Period Ended
October 31, 2003 (e) . .  $       10.95         (0.07)          1.12         1.05          -               -   $       12.00

CLASS B SHARES
Period Ended
June 30, 2002 (d). . . .  $       11.14         (0.07)         (0.17)       (0.24)         -               -   $       10.90
Year Ended
June 30, 2003. . . . . .  $       10.90     (0.23) (f)          0.19        (0.04)         -               -   $       10.86
Period Ended
October 31, 2003 (e) (f)  $       10.86         (0.10)          1.12         1.02          -               -   $       11.88

CLASS C SHARES
Year Ended
March 31, 1999 . . . . .  $       11.83     (0.15) (f)          4.55         4.40      (1.10)          (1.10)  $       15.13
Period Ended
June 30, 1999. . . . . .  $       15.13         (0.13)          3.01         2.88          -               -   $       18.01
Year Ended
June 30, 2000. . . . . .  $       18.01         (0.71)         12.41        11.70      (1.99)          (1.99)  $       27.72
Year Ended
June 30, 2001. . . . . .  $       27.72         (0.15)         (8.43)       (8.58)     (9.12)          (9.12)  $       10.02
Year Ended
June 30, 2002. . . . . .  $       10.02         (0.66)         (0.31)       (0.97)         -               -   $        9.05
Year Ended
June 30, 2003. . . . . .  $        9.05         (0.19)          0.17        (0.02)         -               -   $        9.03
Period Ended
October 31, 2003 (e) . .  $        9.03         (0.08)          0.93         0.85          -               -   $        9.88
----------------------------------------------------------------------------------------------------------------------------

                                                                 RATIOS / SUPPLEMENTAL DATA
                       --------------------------------------------------------------------------------------------------------
                                                                                                   RATIO OF NET
                                                                  RATIO OF NET      RATIO OF        INVESTMENT
                                                      RATIO OF     INVESTMENT       EXPENSES       INCOME (LOSS)
                                        NET ASSETS    EXPENSES    INCOME (LOSS)     (PRIOR TO        (PRIOR TO
                                        AT END OF    TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)  REIMBURSEMENTS)
                             TOTAL        PERIOD         NET           NET         TO AVERAGE       TO AVERAGE      PORTFOLIO
                          RETURN (A)      (000S)       ASSETS        ASSETS      NET ASSETS (B)   NET ASSETS (B)   TURNOVER (C)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended
June 30, 2002 (d). . . .  (2.24%) (g)  $        144    1.95% (h)    122.95% (h)        2.26% (h)      122.64% (h)          425%
Year Ended
June 30, 2003. . . . . .        0.55%  $     29,561        3.47%        (2.04%)            3.66%          (2.23%)          424%
Period Ended
October 31, 2003 (e) . .    9.59% (g)  $     29,468    3.23% (h)    (1.77%) (h)              (i)              (i)       126.69%

CLASS B SHARES
Period Ended
June 30, 2002 (d). . . .  (2.15%) (g)  $        121    2.74% (h)    (1.45%) (h)        2.86% (h)      (1.57%) (h)          425%
Year Ended
June 30, 2003. . . . . .      (0.37%)  $        141        3.73%        (2.31%)            4.54%          (3.12%)          424%
Period Ended
October 31, 2003 (e) (f)    9.39% (g)  $        414    3.98% (h)    (2.54%) (h)              (i)              (i)       126.69%

CLASS C SHARES
Year Ended
March 31, 1999 . . . . .       38.81%  $      6,425        3.10%        (1.10%)            4.54%          (2.54%)          226%
Period Ended
June 30, 1999. . . . . .   19.37% (g)  $      7,209    3.10% (h)    (3.07%) (h)        5.36% (h)      (5.33%) (h)           43%
Year Ended
June 30, 2000. . . . . .       65.61%  $      9,927        2.82%        (2.65%)            4.67%          (4.50%)          204%
Year Ended
June 30, 2001. . . . . .     (40.62%)  $      3,102        3.04%        (1.51%)            3.82%          (2.29%)          143%
Year Ended
June 30, 2002. . . . . .     (17.65%)  $      1,819        3.28%        (5.41%)            3.71%          (5.87%)          425%
Year Ended
June 30, 2003. . . . . .      (0.22%)  $      1,323        3.72%        (2.31%)            4.54%          (3.13%)          424%
Period Ended
October 31, 2003 (e) . .    9.41% (g)  $      1,487    3.98% (h)    (2.52%) (h)              (i)              (i)       126.69%
-------------------------------------------------------------------------------------------------------------------------------

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d) For the period from October 31, 2001 (commencement of operations) through June 30, 2002.
(e)  For  the  period  from  July  1,  2003  through  October  31,  2003.
(f) Net investment income (loss) is based on average shares outstanding during the period.
(g)  Not  annualized.
(h)  Annualized.
(i)  There  were  no  fee  reductions  in  this  period.
See  notes  to  financial  statements

                                                           2003 ANNUAL REPORT 99
--------------------------------------------------------------------------------

NOTES  TO  FINANCIAL  STATEMENTS
October  31,  2003

1.  ORGANIZATION

Gartmore Mutual Funds (the "Trust") is an open-end management investment company. Prior to January 25, 2002, the Trust was named Nationwide Mutual Funds. The Trust was created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust operates thirty-eight (38) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the 15 funds listed below (individually a "Fund", collectively the "Funds"):

     -    Gartmore  Global Financial Services Fund ("Global Financial Services")
     -    Gartmore  Global  Health  Sciences  Fund  ("Global  Health  Sciences")
     - Gartmore Global Technology and Communications Fund ("Global Technology and Communications")
     -    Gartmore  Global  Utilities  Fund  ("Global  Utilities")
     -    Gartmore  Nationwide  Leaders  Fund  ("Nationwide  Leaders")
     -    Gartmore  U.S.  Growth  Leaders  Fund  ("U.S.  Growth  Leaders")
     -    Gartmore  Worldwide  Leaders  Fund  ("Worldwide  Leaders")
     -    Gartmore  Emerging  Markets  Fund  ("Emerging  Markets")
     -    Gartmore  International  Growth  Fund  ("International  Growth")
     - Gartmore International Small Cap Growth Fund ("International Small Cap Growth")
     -    Gartmore  High  Yield  Bond  Fund  ("High  Yield  Bond")
     -    Gartmore  Millennium  Growth  Fund  ("Millennium  Growth")
     -    Gartmore  Value  Opportunities  Fund  ("Value  Opportunities")
     -    Gartmore  Micro  Cap  Equity  Fund  ("Micro  Cap  Equity")
     -    Gartmore  Long-Short  Equity  Plus  Fund  ("Long-Short  Equity  Plus")

2.  MONTGOMERY  FUNDS  REORGANIZATION

The Trust entered into an agreement and plan of reorganization ("The Montgomery Funds I Reorganization") with The Montgomery Funds pursuant to which all of the assets and all of the stated liabilities of The Montgomery Global Focus Fund and The Montgomery Global Opportunities Fund, were transferred to the Trust's Worldwide Leaders Fund in exchange solely for Class A shares of the Worldwide Leaders Fund. In addition, the Trust entered into an agreement and plan of reorganization with The Montgomery Funds II pursuant to which all of the assets and all of the stated liabilities of the Montgomery Partners Long-Short Equity Plus Fund were transferred to the Trust's Long-Short Equity Plus Fund in exchange solely for Class A, Class B and Class C shares of the Trust's Long-Short Equity Plus Fund (the "Montgomery Funds II Reorganization"). The Montgomery Funds I Reorganization and the Montgomery Funds II Reorganization, each of which qualified as a tax-free exchange for Federal income tax purposes, were completed on June 23, 2003, following approval by appropriate shareholders of The Montgomery Funds and The Montgomery Funds II at a special shareholder meeting. The following is a summary of shares outstanding, net assets, net asset value per share issued immediately before and after the Montgomery Funds I
Reorganization:

                                                              BEFORE REORGANIZATION                         AFTER REORGANIZATION
---------------------------------------------------------------------------------------------------------------------------------
                                            MONTGOMERY          MONTGOMERY GLOBAL      WORLDWIDE LEADERS     WORLDWIDE LEADERS
FUND                                     GLOBAL FOCUS FUND     OPPORTUNITIES FUND            FUND                   FUND
---------------------------------------------------------------------------------------------------------------------------------
Shares . . . . . . . . . . . . . . . .           2,688,677                1,492,646            1,735,324               5,916,647
---------------------------------------------------------------------------------------------------------------------------------
Net assets . . . . . . . . . . . . . .  $       18,561,796   $           12,756,821   $        3,492,023   $          34,810,640
---------------------------------------------------------------------------------------------------------------------------------
Net asset value:
---------------------------------------------------------------------------------------------------------------------------------
Class A. . . . . . . . . . . . . . . .  $             6.90   $                 8.55   $             5.89   $                5.89
---------------------------------------------------------------------------------------------------------------------------------
Class B                                                                               $             5.77   $                5.77
---------------------------------------------------------------------------------------------------------------------------------
Class C                                                                               $             5.80   $                5.80
---------------------------------------------------------------------------------------------------------------------------------
Institutional Service Class                                                           $             5.94   $                5.94
---------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)  $        2,083,443   $            1,328,045   $          371,751   $           3,783,239
---------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss. . . . .  $      (47,562,991)  $          (37,351,706)  $       (2,217,458)  $         (87,132,155)
---------------------------------------------------------------------------------------------------------------------------------

100 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

3.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(A)  SECURITY  VALUATION

     Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange in which each security trades.

     Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Funds' Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase are considered to be "short-term" and are valued at amortized cost which approximates market value.

     Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Funds' Board of Trustees.

(B)  REPURCHASE  AGREEMENTS

     The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system.

(C)  FOREIGN  CURRENCY  TRANSACTIONS

     The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(D)  RISKS  ASSOCIATED  WITH  FOREIGN  SECURITIES  AND  CURRENCIES

     Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

                                                          2003 ANNUAL REPORT 101
--------------------------------------------------------------------------------

October  31,  2003

     Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

(E)  FORWARD  FOREIGN  CURRENCY  CONTRACTS

     Certain Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counter parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(F)  FUTURES  CONTRACTS

     Certain Funds may invest in financial futures contracts ("futures contracts") for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes. Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made each day, depending on the daily fluctuations in the fair value/market value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

     A "sale" of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase'' of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

     Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets.

(G)  SWAP  CONTRACTS

     The Long-Short Equity Plus Fund may engage in swap contracts in order to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Long-Short Equity Plus Fund's Statement of Assets and Liabilities. The change in unrealized gains or losses on swap contracts is reported as unrealized gains or losses in the Long-Short Equity Plus Fund's Statement of Operations. A realized gain or loss is recorded upon termination of a swap contract. Swap contracts are stated at fair value. Notional principal amounts are used to express the extent of involvement in these contracts, but the amounts potentially subject to credit risk are much smaller.

     At October 31, 2003, the Long Short Equity Plus Fund's open swap contracts were as follows:

                                                                     UNREALIZED
                                      EXPIRATION    UNDERLYING      APPRECIATION
DESCRIPTION                              DATE     NOTIONAL VALUE   (DEPRECIATION)
----------------------------------------------------------------------------------
Index Swap with Morgan Stanley
Capital Services Inc.,
Pays net of the total return of
 the S&P 500 Total Return Index
minus the three month LIBOR plus
9 bps. Long-Short Equity Plus Fund
pays negative and receives positive.     3/31/04  $    31,460,340  $       365,173
----------------------------------------------------------------------------------

     102 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

(H)  SHORT  SALES

     The Long-Short Equity Plus Fund and the Millennium Growth Fund each is authorized to engage in short-selling of portfolio which obligates each Fund to replace any security it has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. government securities and/or securities held long to sufficiently cover its short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for each Fund.

(I)  SECURITIES  LENDING

     To generate additional income, each of the Funds may lend up to 331/3% of the Fund's total assets pursuant to agreements, requiring that the Fund receives cash or securities as collateral with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market the collateral on a daily basis so that the market value of the collateral does not fall below 100% of the market value of the portfolio securities loaned. Information on the investment of cash collateral is shown in the Statement of Investments. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the adviser to be of good standing and creditwor-thy under guidelines established by the Board of Trustees and when, in the judgment of the Adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as sub-custodian for the securities lending program. JPMorgan Chase Bank receives a sub-custody fee based on the value of collateral received from borrowers. As of October 31, 2003, the following Funds had securities with the following market values on loan:

                     MARKET VALUE OF
                          LOANED       MARKET VALUE OF
FUND                    SECURITIES       COLLATERAL*
-------------------------------------------------------
High Yield Bond . .  $     24,197,789  $     24,599,509
-------------------------------------------------------
Millennium Growth .         4,009,349         4,160,806
-------------------------------------------------------
Value Opportunities         5,859,033         6,007,139
-------------------------------------------------------

*  Includes  cash  collateral

(J)  SECURITY  TRANSACTIONS  AND  INVESTMENT  INCOME

     Security transactions are accounted for on the date the security is purchased or sold ("trade date''). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(K)  FEDERAL  INCOME  TAXES

     It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

                                                          2003 ANNUAL REPORT 103
--------------------------------------------------------------------------------

October  31,  2003

The tax character of distributions paid during the fiscal year ended October 31, 2003, were as follows:

                                DISTRIBUTIONS  PAID  FROM
                                --------------------------
                                              NET LONG                                     TOTAL
                                 ORDINARY   TERM CAPITAL   TOTAL TAXABLE   RETURN OF   DISTRIBUTIONS
FUND                              INCOME        GAINS      DISTRIBUTIONS    CAPITAL         PAID
-----------------------------------------------------------------------------------------------------
Global Financial Services. . .  $    3,983  $           -  $        3,983  $        -  $        3,983
-----------------------------------------------------------------------------------------------------
Global Health Sciences . . . .           -              -               -           -               -
-----------------------------------------------------------------------------------------------------
Global Technology and
Communications . . . . . . . .           -              -               -           -               -
-----------------------------------------------------------------------------------------------------
Global Utilities . . . . . . .      12,981              -          12,981         150          13,131
-----------------------------------------------------------------------------------------------------
Nationwide Leaders . . . . . .       3,640              -           3,640       4,333           7,973
-----------------------------------------------------------------------------------------------------
U.S. Growth Leaders. . . . . .           -              -               -           -               -
-----------------------------------------------------------------------------------------------------
Worldwide Leaders. . . . . . .           -              -               -           -               -
-----------------------------------------------------------------------------------------------------
Emerging Markets . . . . . . .           -              -               -           -               -
-----------------------------------------------------------------------------------------------------
International Growth . . . . .           -              -               -           -               -
-----------------------------------------------------------------------------------------------------
International Small Cap Growth           -              -               -           -               -
-----------------------------------------------------------------------------------------------------
High Yield Bond. . . . . . . .   8,910,106              -       8,910,106           -       8,910,106
-----------------------------------------------------------------------------------------------------
Millennium Growth. . . . . . .           -              -               -           -               -
-----------------------------------------------------------------------------------------------------
Value Opportunities. . . . . .      72,205              -          72,205           -          72,205
-----------------------------------------------------------------------------------------------------
Micro Cap Equity . . . . . . .           -              -               -           -               -
-----------------------------------------------------------------------------------------------------
Long-Short Equity Plus . . . .           -              -               -           -               -
-----------------------------------------------------------------------------------------------------

     As of October 31, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

                           UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED                                   ACCUMULATED
                             TAX EXEMPT       ORDINARY       LONG-TERM     ACCUMULATED    DISTRIBUTIONS    CAPITAL AND
FUND                           INCOME          INCOME      CAPITAL GAINS     EARNINGS        PAYABLE       OTHER LOSSES
------------------------------------------------------------------------------------------------------------------------
Global Financial Services  $            -  $      391,825  $            -  $    391,825  $            -   $           -
------------------------------------------------------------------------------------------------------------------------
Global Health Sciences. .               -         707,294               -       707,294               -               -
------------------------------------------------------------------------------------------------------------------------
Global Technology
and Communications. . . .               -               -               -             -               -      (5,710,543)
------------------------------------------------------------------------------------------------------------------------
Global Utilities. . . . .               -               -               -             -               -        (475,701)
------------------------------------------------------------------------------------------------------------------------
Nationwide Leaders. . . .               -               -               -             -               -        (124,609)
------------------------------------------------------------------------------------------------------------------------
U.S. Growth Leaders . . .               -               -               -             -               -        (257,330)
------------------------------------------------------------------------------------------------------------------------
Worldwide Leaders . . . .               -               -               -             -               -     (78,909,947)
------------------------------------------------------------------------------------------------------------------------
Emerging Markets. . . . .               -          12,596               -        12,596               -        (490,430)
------------------------------------------------------------------------------------------------------------------------
International Growth. . .               -               -               -             -               -      (3,325,491)
------------------------------------------------------------------------------------------------------------------------
International Small Cap
Growth. . . . . . . . . .               -               -               -             -               -      (1,477,359)
------------------------------------------------------------------------------------------------------------------------
High Yield Bond . . . . .               -         796,848               -       796,848        (796,848)    (39,047,486)
------------------------------------------------------------------------------------------------------------------------
Millennium Growth . . . .               -               -               -             -               -     (38,242,880)
------------------------------------------------------------------------------------------------------------------------
Value Opportunities . . .               -               -               -             -               -        (158,765)
------------------------------------------------------------------------------------------------------------------------
Micro Cap Equity. . . . .               -               -               -             -               -          (6,993)
------------------------------------------------------------------------------------------------------------------------
Long-Short Equity Plus. .               -       6,325,565               -     6,325,565               -     (20,662,214)
------------------------------------------------------------------------------------------------------------------------

                                                  TOTAL
                              UNREALIZED       ACCUMULATED
                             APPRECIATION       EARNINGS
FUND                        (DEPRECIATION)*     (DEFICIT)
-----------------------------------------------------------
Global Financial Services  $        175,251   $    567,076
-----------------------------------------------------------
Global Health Sciences. .           (99,912)       607,382
-----------------------------------------------------------
Global Technology
and Communications. . . .           317,566     (5,392,977)
-----------------------------------------------------------
Global Utilities. . . . .           (32,408)      (508,109)
-----------------------------------------------------------
Nationwide Leaders. . . .           372,504        247,895
-----------------------------------------------------------
U.S. Growth Leaders . . .         1,528,346      1,271,016
-----------------------------------------------------------
Worldwide Leaders . . . .         1,782,142    (77,127,805)
-----------------------------------------------------------
Emerging Markets. . . . .         2,360,887      1,883,053
-----------------------------------------------------------
International Growth. . .           649,085     (2,676,406)
-----------------------------------------------------------
International Small Cap
Growth. . . . . . . . . .         1,128,317       (349,042)
-----------------------------------------------------------
High Yield Bond . . . . .         7,099,215    (31,948,271)
-----------------------------------------------------------
Millennium Growth . . . .         2,671,668    (35,571,212)
-----------------------------------------------------------
Value Opportunities . . .         4,629,095      4,470,330
-----------------------------------------------------------
Micro Cap Equity. . . . .         3,327,452      3,320,459
-----------------------------------------------------------
Long-Short Equity Plus. .           260,759    (14,075,890)
-----------------------------------------------------------

* The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

104 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

     As of October 31, 2003, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

                                          TAX                                       NET UNREALIZED
                                        COST OF      UNREALIZED      UNREALIZED      APPRECIATION
FUND                                   SECURITIES   APPRECIATION    DEPRECIATION    (DEPRECIATION)
---------------------------------------------------------------------------------------------------
Global Financial Services. . . . . .  $  3,583,911  $     221,743  $     (46,454)  $       175,289
---------------------------------------------------------------------------------------------------
Global Health Sciences . . . . . . .     8,802,432        221,604       (321,516)          (99,912)
---------------------------------------------------------------------------------------------------
Global Technology and Communications     9,263,432        574,259       (257,218)          317,041
---------------------------------------------------------------------------------------------------
Global Utilities . . . . . . . . . .     2,757,975        293,964       (326,514)          (32,550)
---------------------------------------------------------------------------------------------------
Nationwide Leaders . . . . . . . . .     3,093,379        426,723        (54,219)          372,504
---------------------------------------------------------------------------------------------------
U.S. Growth Leaders. . . . . . . . .    17,974,554      1,695,048       (166,702)        1,528,346
---------------------------------------------------------------------------------------------------
Worldwide Leaders. . . . . . . . . .    36,121,313      2,136,000       (380,276)        1,755,724
---------------------------------------------------------------------------------------------------
Emerging Markets . . . . . . . . . .    11,908,721      2,644,664       (284,545)        2,360,119
---------------------------------------------------------------------------------------------------
International Growth . . . . . . . .     6,496,326        744,393       (105,088)          639,305
---------------------------------------------------------------------------------------------------
International Small Cap Growth . . .     4,327,932      1,238,085       (108,723)        1,129,362
---------------------------------------------------------------------------------------------------
High Yield Bond. . . . . . . . . . .   132,595,714      8,793,858     (1,694,643)        7,099,215
---------------------------------------------------------------------------------------------------
Millennium Growth. . . . . . . . . .    23,930,295      3,243,978       (572,310)        2,671,668
---------------------------------------------------------------------------------------------------
Value Opportunities. . . . . . . . .    38,575,418      5,542,606       (913,511)        4,629,095
---------------------------------------------------------------------------------------------------
Micro Cap Equity . . . . . . . . . .    24,970,941      3,595,395       (267,943)        3,327,452
---------------------------------------------------------------------------------------------------
Long-Short Equity Plus . . . . . . .    27,876,359      3,171,966     (2,911,207)          260,759
---------------------------------------------------------------------------------------------------

     As of October 31, 2003, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

FUND                                    AMOUNT     EXPIRES
----------------------------------------------------------
Global Technology and Communications  $ 4,528,417     2009
----------------------------------------------------------
Global Technology and Communications    1,182,126     2010
----------------------------------------------------------
Global Utilities . . . . . . . . . .      475,701     2010
----------------------------------------------------------
Nationwide Leaders . . . . . . . . .       58,553     2010
----------------------------------------------------------
Nationwide Leaders . . . . . . . . .       66,056     2011
----------------------------------------------------------
U.S. Growth Leaders. . . . . . . . .      257,330     2010
----------------------------------------------------------
Worldwide Leaders. . . . . . . . . .   34,012,884     2009
----------------------------------------------------------
Worldwide Leaders. . . . . . . . . .    7,814,294     2010
----------------------------------------------------------
Emerging Markets . . . . . . . . . .      490,430     2010
----------------------------------------------------------
International Growth . . . . . . . .    2,374,483     2009
----------------------------------------------------------
International Growth . . . . . . . .      951,008     2010
----------------------------------------------------------
International Small Cap Growth . . .      911,179     2009
----------------------------------------------------------
International Small Cap Growth . . .      566,180     2010
----------------------------------------------------------
High Yield Bond. . . . . . . . . . .    1,471,866     2008
----------------------------------------------------------
High Yield Bond. . . . . . . . . . .   18,776,793     2009
----------------------------------------------------------
High Yield Bond. . . . . . . . . . .   18,798,827     2010
----------------------------------------------------------
Millennium Growth. . . . . . . . . .   33,473,501     2009
----------------------------------------------------------
Millennium Growth. . . . . . . . . .    4,769,379     2010
----------------------------------------------------------
Value Opportunities. . . . . . . . .      158,765     2010
----------------------------------------------------------
Micro Cap Equity . . . . . . . . . .        6,993     2010
----------------------------------------------------------
Long-Short Equity Plus . . . . . . .    7,268,670     2009
----------------------------------------------------------
Long-Short Equity Plus . . . . . . .    8,923,711     2010
----------------------------------------------------------
Long-Short Equity Plus . . . . . . .    4,469,833     2011
----------------------------------------------------------

                                                          2003 ANNUAL REPORT 105
--------------------------------------------------------------------------------

October  31,  2003

As of October 31, 2003, the following Funds have additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger with the Montgomery Global Focus Fund and Montgomery Global Opportunities Fund:

FUND                 AMOUNT     EXPIRES
---------------------------------------
Worldwide Leaders  $ 4,248,209     2008
---------------------------------------
Worldwide Leaders   24,500,401     2009
---------------------------------------
Worldwide Leaders    8,334,158     2010
---------------------------------------

     For the taxable year ended October 31, 2003, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

FUND                         PERCENTAGE
---------------------------------------
Global Financial Services          100%
---------------------------------------
Global Utilities. . . . .          100%
---------------------------------------
Nationwide Leaders. . . .          100%
---------------------------------------
Value Opportunities . . .          100%
---------------------------------------

(L)  DISTRIBUTIONS  TO  SHAREHOLDERS

     Net investment income, if any, is declared daily and paid monthly for the High Yield Bond Fund and is declared and paid quarterly for all other Funds. For all Funds, distributable net realized capital gains, if any, are declared and distributed at least annually.

     Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either permanent or temporary in nature. In accordance with AICPA (American Institute of Certified Public Accountants) Statement of Position 93-2, permanent differences (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-capital.

(M)  EXPENSES

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all funds within the Trust in relation to the net assets of each fund or on another reasonable basis. Once expenses are charged to a Fund, these expenses are allocated to the classes based on total settled shares outstanding of each class for the High Yield Bond Fund and based on relative net assets of each class for all other Funds. Expenses specific to a class (such as 12b-1 and administrative services fees) are charged to that class.

(N)  CAPITAL  SHARE  TRANSACTIONS

     Transactions  in  capital  shares  of  the  Funds  were  as  follows:

106 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                        GLOBAL FINANCIAL SERVICES                  GLOBAL HEALTH SCIENCES
                               -----------------------------------------------------------------------------------
                                     YEAR ENDED          PERIOD ENDED           YEAR ENDED          YEAR ENDED
                                  OCTOBER 31, 2003   OCTOBER 31, 2002 (A)    OCTOBER 31, 2003    OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
Proceeds from shares issued (b)  $         313,319   $            757,960   $       7,485,451   $       1,846,790
Dividends reinvested. . . . . .              1,596                    180                   -                   -
Cost of shares redeemed . . . .             (5,210)                (1,205)         (5,461,856)           (919,357)
                               -----------------------------------------------------------------------------------
                                           309,705                756,935           2,023,595             927,433
                               -----------------------------------------------------------------------------------
CLASS B SHARES
Proceeds from shares issued (b)             18,657                758,252              32,993              56,389
Dividends reinvested. . . . . .                179                      -                   -                   -
Cost of shares redeemed . . . .                (25)                     -             (28,640)             (5,009)
                               -----------------------------------------------------------------------------------
                                            18,811                758,252               4,353              51,380
                               -----------------------------------------------------------------------------------
CLASS C SHARES
Proceeds from shares issued (b)              6,957                750,000              83,191           56,444 (c)
Dividends reinvested. . . . . .                177                      -                   -                   -
Cost of shares redeemed . . . .                  -                      -             (32,199)                  -
                               -----------------------------------------------------------------------------------
                                             7,134                750,000              50,992              56,444
                               -----------------------------------------------------------------------------------
INSTITUTIONAL SERVICE
CLASS SHARES
Proceeds from shares issued (b)                  -                750,000           3,997,278           1,134,534
Dividends reinvested. . . . . .              2,031                    258                   -                   -
Cost of shares redeemed . . . .                  -                      -          (2,081,498)           (368,019)
                               -----------------------------------------------------------------------------------
                                             2,031                750,258           1,915,780             766,515
                               -----------------------------------------------------------------------------------
Change in net assets from
capital transactions. . . . . .  $         337,681   $          3,015,445   $       3,994,720   $       1,801,772
                               -----------------------------------------------------------------------------------
                               -----------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES
Issued. . . . . . . . . . . . .             28,759                 75,796             799,381             212,615
Reinvested. . . . . . . . . . .                178                     18                   -                   -
Redeemed. . . . . . . . . . . .               (574)                  (119)           (585,715)           (110,724)
                               -----------------------------------------------------------------------------------
                                            28,363                 75,695             213,666             101,891
                               -----------------------------------------------------------------------------------
CLASS B SHARES
Issued. . . . . . . . . . . . .              1,847                 75,798               3,297               6,163
Reinvested. . . . . . . . . . .                 20                      -                   -                   -
Redeemed. . . . . . . . . . . .                 (3)                     -              (2,876)               (569)
                               -----------------------------------------------------------------------------------
                                             1,864                 75,798                 421               5,594
                               -----------------------------------------------------------------------------------
CLASS C SHARES
Issued. . . . . . . . . . . . .                672                 75,000               9,042            7,115 (c)
Reinvested. . . . . . . . . . .                 20                      -                   -                   -
Redeemed. . . . . . . . . . . .                  -                      -              (3,233)                  -
                               -----------------------------------------------------------------------------------
                                               692                 75,000               5,809               7,115
                               -----------------------------------------------------------------------------------
INSTITUTIONAL SERVICE
CLASS SHARES
Issued. . . . . . . . . . . . .                  -                 75,000             414,766             128,673
Reinvested. . . . . . . . . . .                226                     25                   -                   -
Redeemed. . . . . . . . . . . .                  -                      -            (219,947)            (44,086)
                               -----------------------------------------------------------------------------------
                                               226                 75,025             194,819              84,587
                               -----------------------------------------------------------------------------------
Total change in shares. . . . .             31,145                301,518             414,715             199,187
                               -----------------------------------------------------------------------------------
                               -----------------------------------------------------------------------------------

(a) For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(b)  Amount  includes  redemption  fees,  if  any.
(c) For the period from September 23, 2002 (commencement of operations) through October 31, 2002.

                                                          2003 ANNUAL REPORT 107
--------------------------------------------------------------------------------

October  31,  2003

                                  GLOBAL TECHNOLOGY AND COMMUNICATIONS               GLOBAL UTILITIES
                               -----------------------------------------------------------------------------------
                                     YEAR ENDED          YEAR ENDED          YEAR ENDED          PERIOD ENDED
                                  OCTOBER 31, 2003    OCTOBER 31, 2002    OCTOBER 31, 2003   OCTOBER 31, 2002 (A)
------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
Proceeds from shares issued (b)  $       4,342,520   $       1,007,143   $          98,663   $             753,888
Dividends reinvested. . . . . .                  -                   -               3,978                   4,321
Cost of shares redeemed . . . .         (3,448,988)           (741,147)             (2,073)                      -
                               -----------------------------------------------------------------------------------
                                           893,532             265,996             100,568                 758,209
                               -----------------------------------------------------------------------------------
CLASS B SHARES
Proceeds from shares issued (b)            101,745             174,582                   -                 753,502
Dividends reinvested. . . . . .                  -                   -               2,128                   2,276
Cost of shares redeemed . . . .            (50,117)           (115,522)                  -                       -
                               -----------------------------------------------------------------------------------
                                            51,628              59,060               2,128                 755,778
                               -----------------------------------------------------------------------------------
CLASS C SHARES
Proceeds from shares issued (b)             18,314              12,155               1,495                 750,000
Dividends reinvested. . . . . .                  -                   -               2,116                   2,258
Cost of shares redeemed . . . .             (4,819)            (11,605)                  -                       -
                               -----------------------------------------------------------------------------------
                                            13,495                 550               3,611                 752,258
                               -----------------------------------------------------------------------------------
INSTITUTIONAL SERVICE
CLASS SHARES
Proceeds from shares issued (b)          8,252,349             815,980                   -                 750,000
Dividends reinvested. . . . . .                  -                   -               4,846                   5,057
Cost of shares redeemed . . . .         (4,876,893)           (387,381)                  -                       -
                               -----------------------------------------------------------------------------------
                                         3,375,456             428,599               4,846                 755,057
                               -----------------------------------------------------------------------------------
Change in net assets from
capital transactions. . . . . .  $       4,334,111   $         754,205   $         111,153   $           3,021,302
                               -----------------------------------------------------------------------------------
                               -----------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES
Issued. . . . . . . . . . . . .          1,392,736             318,887              12,398                  75,449
Reinvested. . . . . . . . . . .                  -                   -                 532                     561
Redeemed. . . . . . . . . . . .         (1,112,232)           (250,629)               (287)                      -
                               -----------------------------------------------------------------------------------
                                           280,504              68,258              12,643                  76,010
                               -----------------------------------------------------------------------------------
CLASS B SHARES
Issued. . . . . . . . . . . . .             32,977              47,203                   -                  75,409
Reinvested. . . . . . . . . . .                  -                   -                 291                     286
Redeemed. . . . . . . . . . . .            (17,304)            (31,693)                  -                       -
                               -----------------------------------------------------------------------------------
                                            15,673              15,510                 291                  75,695
                               -----------------------------------------------------------------------------------
CLASS C SHARES
Issued. . . . . . . . . . . . .              5,484               3,330                 186                  75,000
Reinvested. . . . . . . . . . .                  -                   -                 288                     284
Redeemed. . . . . . . . . . . .             (1,637)             (4,077)                  -                       -
                               -----------------------------------------------------------------------------------
                                             3,847                (747)                474                  75,284
                               -----------------------------------------------------------------------------------
INSTITUTIONAL SERVICE
CLASS SHARES
Issued. . . . . . . . . . . . .          2,571,315             267,045                   -                  75,000
Reinvested. . . . . . . . . . .                  -                   -                 642                     660
Redeemed. . . . . . . . . . . .         (1,610,817)           (130,531)                  -                       -
                               -----------------------------------------------------------------------------------
                                           960,498             136,514                 642                  75,660
                               -----------------------------------------------------------------------------------
Total change in shares. . . . .          1,260,522             219,535              14,050                 302,649
                               -----------------------------------------------------------------------------------
                               -----------------------------------------------------------------------------------

(a) For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(b)  Amount  includes  redemption  fees,  if  any.

108 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                           NATIONWIDE LEADERS                       U.S. GROWTH LEADERS
                                ----------------------------------------------------------------------------------
                                     YEAR ENDED          PERIOD ENDED           YEAR ENDED          YEAR ENDED
                                  OCTOBER 31, 2003   OCTOBER 31, 2002 (A)    OCTOBER 31, 2003    OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
Proceeds from shares issued (b)  $         433,216   $          1,287,688   $       6,936,056   $         699,590
Proceeds from shares issued
in connection with merger . . .                  -                      -                   -                   -
Dividends reinvested. . . . . .              3,461                    580                   -                   -
Cost of shares redeemed . . . .           (173,715)              (297,727)         (1,060,629)           (343,424)
                                ----------------------------------------------------------------------------------
                                           262,962                990,541           5,875,427             356,166
                                ----------------------------------------------------------------------------------
CLASS B SHARES
Proceeds from shares issued (b)             45,257                354,422             912,810             164,910
Dividends reinvested. . . . . .                477                      -                   -                   -
Cost of shares redeemed . . . .            (75,245)                (7,510)           (104,738)           (134,890)
                                ----------------------------------------------------------------------------------
                                           (29,511)               346,912             808,072              30,020
                                ----------------------------------------------------------------------------------
CLASS C SHARES
Proceeds from shares issued (b)             59,739                259,408           1,442,894               9,220
Dividends reinvested. . . . . .                368                      -                   -                   -
Cost of shares redeemed . . . .                (10)                     -             (94,121)                (10)
                                ----------------------------------------------------------------------------------
                                            60,097                259,408           1,348,773               9,210
                                ----------------------------------------------------------------------------------
CLASS R SHARES
Proceeds from shares issued (b)           1,000 (c)                     -            1,000 (c)                  -
                                ----------------------------------------------------------------------------------
                                             1,000                      -               1,000                   -
                                ----------------------------------------------------------------------------------
INSTITUTIONAL SERVICE
CLASS SHARES
Proceeds from shares issued (b)          1,879,229              1,533,873          10,066,128           1,074,088
Dividends reinvested. . . . . .              3,660                    660                   -                   -
Cost of shares redeemed . . . .         (1,462,724)              (625,720)         (5,489,020)           (552,183)
                                ----------------------------------------------------------------------------------
                                           420,165                908,813           4,577,108             521,905
                                ----------------------------------------------------------------------------------
Change in net assets from
capital transactions. . . . . .  $         714,713   $          2,505,674   $      12,610,380   $         917,301
                                ----------------------------------------------------------------------------------
                                ----------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES
Issued. . . . . . . . . . . . .             42,084                123,956             964,028             106,909
Issued in connection
with merger . . . . . . . . . .                  -                      -                   -                   -
Reinvested. . . . . . . . . . .                368                     62                   -                   -
Redeemed. . . . . . . . . . . .            (18,160)               (29,784)           (151,289)            (58,286)
                                ----------------------------------------------------------------------------------
                                            24,292                 94,234             812,739              48,623
                                ----------------------------------------------------------------------------------
CLASS B SHARES
Issued. . . . . . . . . . . . .              4,730                 34,516             135,874              25,684
Reinvested. . . . . . . . . . .                 51                      -                   -                   -
Redeemed. . . . . . . . . . . .             (7,481)                  (763)            (17,223)            (21,982)
                                ----------------------------------------------------------------------------------
                                            (2,700)                33,753             118,651               3,702
                                ----------------------------------------------------------------------------------
CLASS C SHARES
Issued. . . . . . . . . . . . .              5,840                 25,878             208,967               1,349
Reinvested. . . . . . . . . . .                 40                      -                   -                   -
Redeemed. . . . . . . . . . . .                 (1)                     -             (13,043)                 (2)
                                ----------------------------------------------------------------------------------
                                             5,879                 25,878             195,924               1,347
                                ----------------------------------------------------------------------------------
CLASS R SHARES
Issued. . . . . . . . . . . . .              91 (c)                     -              134 (c)                  -
                                ----------------------------------------------------------------------------------
                                                91                      -                 134                   -
                                ----------------------------------------------------------------------------------
INSTITUTIONAL SERVICE
CLASS SHARES
Issued. . . . . . . . . . . . .            185,593                145,343           1,488,021             178,325
Reinvested. . . . . . . . . . .                388                     70                   -                   -
Redeemed. . . . . . . . . . . .           (145,937)               (63,252)           (852,214)            (98,479)
                                ----------------------------------------------------------------------------------
                                            40,044                 82,161             635,807              79,846
                                ----------------------------------------------------------------------------------
Total change in shares. . . . .             67,606                236,026           1,763,255             133,518
                                ----------------------------------------------------------------------------------
                                ----------------------------------------------------------------------------------

                                          WORLDWIDE LEADERS
                                     YEAR ENDED          YEAR ENDED
                                  OCTOBER 31, 2003    OCTOBER 31, 2002
-----------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
Proceeds from shares issued (b)  $       6,147,549   $         639,337
Proceeds from shares issued
in connection with merger . . .         31,318,617                   -
Dividends reinvested. . . . . .                  -                   -
Cost of shares redeemed . . . .         (9,640,424)           (543,700)
                               ----------------------------------------
                                        27,825,742              95,637
                               ----------------------------------------
CLASS B SHARES
Proceeds from shares issued (b)             37,766              26,576
Dividends reinvested. . . . . .                  -                   -
Cost of shares redeemed . . . .           (998,210)             (5,212)
                               ----------------------------------------
                                          (960,444)             21,364
                               ----------------------------------------
CLASS C SHARES
Proceeds from shares issued (b)                296               5,950
Dividends reinvested. . . . . .                  -                   -
Cost of shares redeemed . . . .             (4,172)             (4,409)
                               ----------------------------------------
                                            (3,876)              1,541
                               ----------------------------------------
CLASS R SHARES
Proceeds from shares issued (b)           1,000 (c)                  -
                               ----------------------------------------
                                             1,000                   -
                               ----------------------------------------
INSTITUTIONAL SERVICE
CLASS SHARES
Proceeds from shares issued (b)          2,139,626             614,293
Dividends reinvested. . . . . .                  -                   -
                               ----------------------------------------
Cost of shares redeemed . . . .         (2,072,835)           (367,946)
                                            66,791             246,347
                               ----------------------------------------
Change in net assets from
capital transactions. . . . . .  $      26,929,213   $         364,889
                               ----------------------------------------
                               ----------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES
Issued. . . . . . . . . . . . .          1,028,937             113,499
Issued in connection
with merger . . . . . . . . . .          5,321,680                   -
Reinvested. . . . . . . . . . .                  -                   -
Redeemed. . . . . . . . . . . .         (1,563,239)            (98,266)
                               ----------------------------------------
                                         4,787,378              15,233
                               ----------------------------------------
CLASS B SHARES
Issued. . . . . . . . . . . . .              7,747               4,489
Reinvested. . . . . . . . . . .                  -                   -
Redeemed. . . . . . . . . . . .           (166,789)               (914)
                               ----------------------------------------
                                          (159,042)              3,575
                               ----------------------------------------
CLASS C SHARES
Issued. . . . . . . . . . . . .                 53                 958
Reinvested. . . . . . . . . . .                  -                   -
Redeemed. . . . . . . . . . . .               (710)               (692)
                               ----------------------------------------
                                              (657)                266
                               ----------------------------------------
CLASS R SHARES
Issued. . . . . . . . . . . . .             153 (c)                  -
                               ----------------------------------------
                                               153                   -
                               ----------------------------------------
INSTITUTIONAL SERVICE
CLASS SHARES
Issued. . . . . . . . . . . . .            338,940             101,508
Reinvested. . . . . . . . . . .                  -                   -
Redeemed. . . . . . . . . . . .           (345,851)            (63,578)
                               ----------------------------------------
                                            (6,911)             37,930
                               ----------------------------------------
Total change in shares. . . . .          4,620,921              57,004
                               ----------------------------------------
                               ----------------------------------------

(a) For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(b)  Amount  includes  redemption  fees,  if  any.
(c) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

                                                          2003 ANNUAL REPORT 109
--------------------------------------------------------------------------------

October  31,  2003

                                           EMERGING  MARKETS                      INTERNATIONAL GROWTH
                               --------------------------------------------------------------------------------
                                     YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                  OCTOBER 31, 2003    OCTOBER 31, 2002    OCTOBER 31, 2003    OCTOBER 31, 2002
---------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
Proceeds from shares issued (a)  $      20,248,675   $       2,559,508   $       7,760,900   $       1,926,538
Cost of shares redeemed . . . .        (15,372,126)         (1,636,863)         (7,765,342)         (1,845,740)
                               --------------------------------------------------------------------------------
                                         4,876,549             922,645              (4,442)             80,798
                               --------------------------------------------------------------------------------
CLASS B SHARES
Proceeds from shares issued (a)            125,863             179,227              43,830              60,334
Cost of shares redeemed . . . .           (281,246)            (28,266)             (7,305)             (9,139)
                               --------------------------------------------------------------------------------
                                          (155,383)            150,961              36,525              51,195
                               --------------------------------------------------------------------------------
CLASS C SHARES
Proceeds from shares issued (a)          1,302,297               8,593               2,468               6,237
Cost of shares redeemed . . . .               (866)             (5,606)                  -              (4,133)
                               --------------------------------------------------------------------------------
                                         1,301,431               2,987               2,468               2,104
                               --------------------------------------------------------------------------------
INSTITUTIONAL SERVICE
CLASS SHARES
Proceeds from shares issued (a)                170                   -              10,054                   -
Cost of shares redeemed . . . .                  -                   -                   -                   -
                               --------------------------------------------------------------------------------
                                               170                   -              10,054                   -
                               --------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Proceeds from shares issued (a)                  -                   -                   -                   -
Cost of shares redeemed . . . .                  -                   -                   -                   -
                               --------------------------------------------------------------------------------
                                                 -                   -                   -                   -
                               --------------------------------------------------------------------------------
Change in net assets from
capital transactions. . . . . .  $       6,022,767   $       1,076,593   $          44,605   $         134,097
                               --------------------------------------------------------------------------------
                               --------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES
Issued. . . . . . . . . . . . .          2,506,014             346,425           1,360,357             360,001
Redeemed. . . . . . . . . . . .         (1,939,080)           (231,308)         (1,354,133)           (343,270)
                               --------------------------------------------------------------------------------
                                           566,934             115,117               6,224              16,731
                               --------------------------------------------------------------------------------
CLASS B SHARES
Issued. . . . . . . . . . . . .             16,278              22,917               5,129              10,157
Redeemed. . . . . . . . . . . .            (36,740)             (4,010)             (1,271)             (1,548)
                               --------------------------------------------------------------------------------
                                           (20,462)             18,907               3,858               8,609
                               --------------------------------------------------------------------------------
CLASS C SHARES
Issued. . . . . . . . . . . . .            131,404               1,081                 459               1,000
Redeemed. . . . . . . . . . . .                (95)               (629)                  -                (649)
                               --------------------------------------------------------------------------------
                                           131,309                 452                 459                 351
                               --------------------------------------------------------------------------------
INSTITUTIONAL CLASS
SHARES
Issued. . . . . . . . . . . . .                  -                   -                   -                   -
Redeemed. . . . . . . . . . . .                  -                   -                   -                   -
                               --------------------------------------------------------------------------------
                                                 -                   -                   -                   -
                               --------------------------------------------------------------------------------
Total change in shares. . . . .            677,781             134,476              10,541              25,691
                               --------------------------------------------------------------------------------
                               --------------------------------------------------------------------------------

                                     INTERNATIONAL SMALL CAP GROWTH
                                     YEAR ENDED          YEAR ENDED
                                  OCTOBER 31, 2003    OCTOBER 31, 2002
-----------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
Proceeds from shares issued (a)  $       8,659,508   $         990,938
Cost of shares redeemed . . . .         (8,202,931)           (877,999)
                               ----------------------------------------
                                           456,577             112,939
                               ----------------------------------------
CLASS B SHARES
Proceeds from shares issued (a)              6,015              23,113
Cost of shares redeemed . . . .            (11,006)             (1,632)
                               ----------------------------------------
                                            (4,991)             21,481
                               ----------------------------------------
CLASS C SHARES
Proceeds from shares issued (a)              4,967               6,569
Cost of shares redeemed . . . .             (2,628)               (815)
                               ----------------------------------------
                                             2,339               5,754
                               ----------------------------------------
INSTITUTIONAL SERVICE
CLASS SHARES
Proceeds from shares issued (a)              2,078                   -
Cost of shares redeemed . . . .                  -                   -
                               ----------------------------------------
                                             2,078                   -
                               ----------------------------------------
INSTITUTIONAL CLASS SHARES
Proceeds from shares issued (a)            433,286                   -
Cost of shares redeemed . . . .           (425,709)                  -
                               ----------------------------------------
                                             7,577                   -
                               ----------------------------------------
Change in net assets from
capital transactions. . . . . .  $         463,580   $         140,174
                               ----------------------------------------
                               ----------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES
Issued. . . . . . . . . . . . .          1,381,900             168,018
Redeemed. . . . . . . . . . . .         (1,287,344)           (147,517)
                               ----------------------------------------
                                            94,556              20,501
                               ----------------------------------------
CLASS B SHARES
Issued. . . . . . . . . . . . .                646               3,387
Redeemed. . . . . . . . . . . .             (2,024)               (250)
                               ----------------------------------------
                                            (1,378)              3,137
                               ----------------------------------------
CLASS C SHARES
Issued. . . . . . . . . . . . .                711                 952
Redeemed. . . . . . . . . . . .               (519)               (139)
                               ----------------------------------------
                                               192                 813
                               ----------------------------------------
INSTITUTIONAL CLASS
SHARES
Issued. . . . . . . . . . . . .             78,544                   -
Redeemed. . . . . . . . . . . .            (78,544)                  -
                               ----------------------------------------
                                                 -                   -
                               ----------------------------------------
Total change in shares. . . . .             93,370              24,451
                               ----------------------------------------
                               ----------------------------------------

(a)  Amount  includes  redemption  fees,  if  any.

110 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                           HIGH  YIELD  BOND                      MILLENNIUM  GROWTH
                                     YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                  OCTOBER 31, 2003    OCTOBER 31, 2002    OCTOBER 31, 2003    OCTOBER 31, 2002
---------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
Proceeds from shares issued (a)  $      20,150,839   $       1,271,594   $       1,603,294   $      13,206,448
Dividends reinvested. . . . . .            262,786             207,420                   -                   -
Cost of shares redeemed . . . .        (18,892,092)         (2,018,887)         (1,611,955)        (13,398,898)
                               --------------------------------------------------------------------------------
                                         1,521,533            (539,873)             (8,661)           (192,450)
                               --------------------------------------------------------------------------------
CLASS B SHARES
Proceeds from shares issued (a)            544,178             208,860             339,761             681,157
Dividends reinvested. . . . . .             21,301              11,715                   -                   -
Cost of shares redeemed . . . .           (229,910)            (66,638)           (593,692)           (741,182)
                               --------------------------------------------------------------------------------
                                           335,569             153,937            (253,931)            (60,025)
                               --------------------------------------------------------------------------------
CLASS C SHARES
Proceeds from shares issued (a)          2,818,010              53,673               8,693              15,182
Dividends reinvested. . . . . .              7,868                 659                   -                   -
Cost of shares redeemed . . . .            (13,918)             (3,107)               (906)             (7,940)
                               --------------------------------------------------------------------------------
                                         2,811,960              51,225               7,787               7,242
                               --------------------------------------------------------------------------------
CLASS D SHARES
Proceeds from shares issued (a)                  -                   -             811,275             814,520
Cost of shares redeemed . . . .                  -                   -          (2,325,344)         (2,639,592)
                               --------------------------------------------------------------------------------
                                                 -                   -          (1,514,069)         (1,825,072)
                               --------------------------------------------------------------------------------
INSTITUTIONAL SERVICE
CLASS SHARES
Proceeds from shares issued (a)          7,393,568             700,743                   -                   -
Dividends reinvested. . . . . .          8,460,523           8,347,627                   -                   -
Cost of shares redeemed . . . .         (5,515,173)           (225,396)                  -                   -
                               --------------------------------------------------------------------------------
                                        10,338,918           8,822,974                   -                   -
                               --------------------------------------------------------------------------------
Change in net assets from
capital transactions. . . . . .  $      15,007,980   $       8,488,263   $      (1,768,874)  $      (2,070,305)
                               --------------------------------------------------------------------------------
                               --------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES
Issued. . . . . . . . . . . . .          3,035,167             199,181             169,605           1,256,053
Reinvested. . . . . . . . . . .             40,181              30,906                   -                   -
Redeemed. . . . . . . . . . . .         (2,824,204)           (304,053)           (173,645)         (1,285,516)
                               --------------------------------------------------------------------------------
                                           251,144             (73,966)             (4,040)            (29,463)
                               --------------------------------------------------------------------------------
CLASS B SHARES
Issued. . . . . . . . . . . . .             83,397              32,180              39,893              67,781
Reinvested. . . . . . . . . . .              3,290               1,775                   -                   -
Redeemed. . . . . . . . . . . .            (34,834)            (10,158)            (71,353)            (76,927)
                               --------------------------------------------------------------------------------
                                            51,853              23,797             (31,460)             (9,146)
                               --------------------------------------------------------------------------------
CLASS C SHARES
Issued. . . . . . . . . . . . .            426,195               8,532               1,056               1,439
Reinvested. . . . . . . . . . .              1,208                 101                   -                   -
Redeemed. . . . . . . . . . . .             (2,105)               (452)               (100)               (886)
                               --------------------------------------------------------------------------------
                                           425,298               8,181                 956                 553
                               --------------------------------------------------------------------------------
CLASS D SHARES
Issued. . . . . . . . . . . . .                  -                   -              84,823              76,945
Redeemed. . . . . . . . . . . .                  -                   -            (245,490)           (258,845)
                               --------------------------------------------------------------------------------
                                                 -                   -            (160,667)           (181,900)
                               --------------------------------------------------------------------------------
INSTITUTIONAL SERVICE
CLASS SHARES
Issued. . . . . . . . . . . . .          1,103,878             107,379                   -                   -
Reinvested. . . . . . . . . . .          1,295,824           1,240,448                   -                   -
Redeemed. . . . . . . . . . . .           (816,958)            (35,623)                  -                   -
                               --------------------------------------------------------------------------------
                                         1,582,744           1,312,204                   -                   -
                               --------------------------------------------------------------------------------
Total change in shares. . . . .          2,311,039           1,270,216            (195,211)           (219,956)
                               --------------------------------------------------------------------------------
                               --------------------------------------------------------------------------------

(a)  Amount  includes  redemption  fees,  if  any.

                                                          2003 ANNUAL REPORT 111
--------------------------------------------------------------------------------

October  31,  2003

                                         VALUE  OPPORTUNITIES                      MICRO  CAP  EQUITY
                                     YEAR ENDED          YEAR ENDED          YEAR ENDED          PERIOD ENDED
                                  OCTOBER 31, 2003    OCTOBER 31, 2002    OCTOBER 31, 2003   OCTOBER 31, 2002 (B)
------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
Proceeds from shares issued (a)  $       3,846,532   $       7,912,562   $      15,652,025   $             322,822
Proceeds from shares issued
in connection with
Class R Shares merger . . . . .                  -                   -                   -                       -
Dividends reinvested. . . . . .             27,722             182,684                   -                       -
Cost of shares redeemed . . . .         (4,341,259)         (7,877,056)           (343,521)                      -
                               -----------------------------------------------------------------------------------
                                          (467,005)            218,190          15,308,504                 322,822
                               -----------------------------------------------------------------------------------
CLASS B SHARES
Proceeds from shares issued (a)            275,847             740,913           1,396,507                  50,000
Dividends reinvested. . . . . .                458              36,879                   -                       -
Cost of shares redeemed . . . .           (660,706)           (890,048)            (55,546)                      -
                               -----------------------------------------------------------------------------------
                                          (384,401)           (112,256)          1,340,961                  50,000
                               -----------------------------------------------------------------------------------
CLASS C SHARES
Proceeds from shares issued (a)            189,360              70,023           5,118,281                  50,000
Dividends reinvested. . . . . .                 18               1,617                   -                       -
Cost of shares redeemed . . . .            (26,002)            (30,189)           (158,950)                      -
                               -----------------------------------------------------------------------------------
                                           163,376              41,451           4,959,331                  50,000
                               -----------------------------------------------------------------------------------
INSTITUTIONAL SERVICE
CLASS SHARES
Proceeds from shares issued (a)         11,944,248           7,395,551                  11                  50,000
Dividends reinvested. . . . . .             43,596             164,892                   -                       -
Cost of shares redeemed . . . .         (5,544,469)         (4,987,133)                  -                       -
                               -----------------------------------------------------------------------------------
                                         6,443,375           2,573,310                  11                  50,000
                               -----------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Proceeds from shares issued (a)                  -                   -                 412               1,800,000
                               -----------------------------------------------------------------------------------
                                                 -                   -                 412               1,800,000
                               -----------------------------------------------------------------------------------
CLASS R SHARES (E)
Proceeds from shares issued (a)                  -                   -                   -                       -
Cost of shares redeemed . . . .                  -                   -                   -                       -
Shares redeemed in
connection with Class R
Shares merger . . . . . . . . .                  -                   -                   -                       -
                               -----------------------------------------------------------------------------------
                                                 -                   -                   -                       -
                               -----------------------------------------------------------------------------------
CLASS ML SHARES (F)
Proceeds from shares issued (a)                  -                   -                   -                       -
Redeemed. . . . . . . . . . . .                  -                   -                   -                       -
                               -----------------------------------------------------------------------------------
                                                 -                   -                   -                       -
                               -----------------------------------------------------------------------------------
Change in net assets from
capital transactions. . . . . .  $       5,755,345   $       2,720,695   $      21,609,219   $           2,272,822
                               -----------------------------------------------------------------------------------
                               -----------------------------------------------------------------------------------

                                         GARTMORE  LONG-SHORT EQUITY  PLUS  FUND
                                     PERIOD ENDED         YEAR ENDED       YEAR ENDED
                                 OCTOBER 31, 2003 (C)    JUNE 30, 2003    JUNE 30, 2002
----------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
Proceeds from shares issued (a)  $            726,070   $      732,628   $   151,867 (d)
Proceeds from shares issued
in connection with
Class R Shares merger . . . . .                     -       29,933,725                -
Dividends reinvested. . . . . .                     -                -                -
Cost of shares redeemed . . . .            (3,540,842)        (617,921)               -
                               ---------------------------------------------------------
                                           (2,814,772)      30,048,432          151,867
                               ---------------------------------------------------------
CLASS B SHARES
Proceeds from shares issued (a)               257,253           64,983       145,103 (d)
Dividends reinvested. . . . . .                     -                -                -
Cost of shares redeemed . . . .                     -          (42,167)     (15,754) (d)
                               ---------------------------------------------------------
                                              257,253           22,816          129,349
                               ---------------------------------------------------------
CLASS C SHARES
Proceeds from shares issued (a)               216,954            7,161          167,355
Dividends reinvested. . . . . .                     -                -                -
Cost of shares redeemed . . . .              (180,203)        (475,697)      (1,198,577)
                               ---------------------------------------------------------
                                               36,751         (468,536)      (1,031,222)
                               ---------------------------------------------------------
INSTITUTIONAL SERVICE
CLASS SHARES
Proceeds from shares issued (a)                     -                -                -
Dividends reinvested. . . . . .                     -                -                -
Cost of shares redeemed . . . .                     -                -                -
                               ---------------------------------------------------------
                                                    -                -                -
                               ---------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Proceeds from shares issued (a)                     -                -                -
                               ---------------------------------------------------------
                                                    -                -                -
                               ---------------------------------------------------------
CLASS R SHARES (E)
Proceeds from shares issued (a)                     -        4,709,596        2,784,346
Cost of shares redeemed . . . .                     -      (14,736,279)     (40,892,994)
Shares redeemed in
connection with Class R
Shares merger . . . . . . . . .                     -      (29,933,725)               -
                               ---------------------------------------------------------
                                                    -      (39,960,408)     (38,108,648)
                               ---------------------------------------------------------
CLASS ML SHARES (F)
Proceeds from shares issued (a)                     -                -           33,941
Redeemed. . . . . . . . . . . .                     -       (4,293,880)      (3,295,160)
                               ---------------------------------------------------------
                                                    -       (4,293,880)      (3,261,219)
                               ---------------------------------------------------------
Change in net assets from
capital transactions. . . . . .  $         (2,520,768)  $  (14,651,576)  $  (42,119,873)
                               ---------------------------------------------------------
                               ---------------------------------------------------------

(a)  Amount  includes  redemption  fees,  if  any.
(b) For the period from June 27, 2002 (commencement of operations) through October 31, 2002.
(c)  For  the  period  from  July  1,  2003  through  October  31,  2003.
(d) For the period from October 31, 2001 (commencement of operations) through June 30, 2002.
(e) In conjunction with the Fund reorganization, R shares merged into Class A shares.
(f) Class R shares were issued in exchange for Class ML shares on October 31, 2002.

112 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                           VALUE  OPPORTUNITIES                     MICRO  CAP  EQUITY
                                   -------------------------------------------------------------------------------
                                        YEAR ENDED         YEAR ENDED         YEAR ENDED          PERIOD ENDED
                                     OCTOBER 31, 2003   OCTOBER 31, 2002   OCTOBER 31, 2003   OCTOBER 31, 2002 (A)
------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES
Issued. . . . . . . . . . . . . . .           323,886            599,011          1,058,159                 35,831
Shares issued in connection
with Class R Shares
merger. . . . . . . . . . . . . . .                 -                  -                  -                      -
Reinvested. . . . . . . . . . . . .             2,416             14,142                  -                      -
Redeemed. . . . . . . . . . . . . .          (370,127)          (615,686)           (24,274)                     -
                                   -------------------------------------------------------------------------------
                                              (43,825)            (2,533)         1,033,885                 35,831
                                   -------------------------------------------------------------------------------
CLASS B SHARES
Issued. . . . . . . . . . . . . . .            23,221             57,262            100,860                  5,000
Reinvested. . . . . . . . . . . . .                41              2,852                  -                      -
Redeemed. . . . . . . . . . . . . .           (53,894)           (68,176)            (3,518)                     -
                                   -------------------------------------------------------------------------------
                                              (30,632)            (8,062)            97,342                  5,000
                                   -------------------------------------------------------------------------------
CLASS C SHARES
Issued. . . . . . . . . . . . . . .            13,971              5,297            362,018                  5,000
Reinvested. . . . . . . . . . . . .                 2                125                  -                      -
Redeemed. . . . . . . . . . . . . .            (2,175)            (2,213)           (11,148)                     -
                                   -------------------------------------------------------------------------------
                                               11,798              3,209            350,870                  5,000
                                   -------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Issued. . . . . . . . . . . . . . .           931,522            551,980                  -                  5,000
Reinvested. . . . . . . . . . . . .             3,747             12,684                  -                      -
Redeemed. . . . . . . . . . . . . .          (438,518)          (400,810)                 -                      -
                                   -------------------------------------------------------------------------------
                                              496,751            163,854                  -                  5,000
                                   -------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Issued. . . . . . . . . . . . . . .                 -                  -                  -                180,000
                                   -------------------------------------------------------------------------------
                                                    -                  -                  -                180,000
                                   -------------------------------------------------------------------------------
CLASS R SHARES (D)
Issued. . . . . . . . . . . . . . .                 -                  -                  -                      -
Redeemed. . . . . . . . . . . . . .                 -                  -                  -                      -
Shares redeemed in
connection with Class R
Shares merger . . . . . . . . . . .                 -                  -                  -                      -
                                   -------------------------------------------------------------------------------
                                                    -                  -                  -                      -
                                   -------------------------------------------------------------------------------
CLASS ML SHARES (E)
Issued. . . . . . . . . . . . . . .                 -                  -                  -                      -
Redeemed. . . . . . . . . . . . . .                 -                  -                  -                      -
                                   -------------------------------------------------------------------------------
                                                    -                  -                  -                      -
                                   -------------------------------------------------------------------------------
Total change in shares. . . . . . .           434,092            156,468          1,482,097                230,831
                                   -------------------------------------------------------------------------------
                                   -------------------------------------------------------------------------------

                                            GARTMORE  LONG-SHORT EQUITY PLUS  FUND
                                   ------------------------------------------------------
                                         PERIOD ENDED        YEAR ENDED      YEAR ENDED
                                     OCTOBER 31, 2003 (B)  JUNE 30, 2003   JUNE 30, 2002
-----------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES
Issued. . . . . . . . . . . . . . .               62,860          69,841       13,243 (c)
Shares issued in connection
with Class R Shares
merger. . . . . . . . . . . . . . .                    -       2,675,377               -
Reinvested. . . . . . . . . . . . .                    -               -               -
Redeemed. . . . . . . . . . . . . .             (308,151)        (57,727)              -
                                   ------------------------------------------------------
                                                (245,291)      2,687,491          13,243
                                   ------------------------------------------------------
CLASS B SHARES
Issued. . . . . . . . . . . . . . .               21,813           5,911       12,504 (c)
Reinvested. . . . . . . . . . . . .                    -               -               -
Redeemed. . . . . . . . . . . . . .                    -          (4,003)     (1,394) (c)
                                   ------------------------------------------------------
                                                  21,813           1,908          11,110
                                   ------------------------------------------------------
CLASS C SHARES
Issued. . . . . . . . . . . . . . .               22,939             794          14,770
Reinvested. . . . . . . . . . . . .                    -               -               -
Redeemed. . . . . . . . . . . . . .              (18,936)        (55,239)       (123,304)
                                   ------------------------------------------------------
                                                   4,003         (54,445)       (108,534)
                                   ------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Issued. . . . . . . . . . . . . . .                    -               -               -
Reinvested. . . . . . . . . . . . .                    -               -               -
Redeemed. . . . . . . . . . . . . .                    -               -               -
                                   ------------------------------------------------------
                                                       -               -               -
                                   ------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Issued. . . . . . . . . . . . . . .                    -               -               -
                                   ------------------------------------------------------
                                                       -               -               -
                                   ------------------------------------------------------
CLASS R SHARES (D)
Issued. . . . . . . . . . . . . . .                    -         468,242         237,975
Redeemed. . . . . . . . . . . . . .                    -      (1,455,328)     (3,495,312)
Shares redeemed in
connection with Class R
Shares merger . . . . . . . . . . .                    -      (2,667,622)              -
                                   ------------------------------------------------------
                                                       -      (3,654,708)     (3,257,337)
                                   ------------------------------------------------------
CLASS ML SHARES (E)
Issued. . . . . . . . . . . . . . .                    -               -           2,836
Redeemed. . . . . . . . . . . . . .                    -        (455,374)       (300,283)
                                   ------------------------------------------------------
                                                       -        (455,374)       (297,447)
                                   ------------------------------------------------------
Total change in shares. . . . . . .             (219,475)     (1,475,128)     (3,638,965)
                                   ------------------------------------------------------
                                   ------------------------------------------------------

(a) For the period from June 27, 2002 (commencement of operations) through October 31, 2002.
(b)  For  the  period  from  July  1,  2003  through  October  31,  2003.
(c) For the period from October 31, 2001 (commencement of operations) through June 30, 2002.
(d) In conjunction with the Fund reorganization, R Shares merged into Class A shares.
(e) Class R shares were issued in exchange for Class ML shares on October 31, 2002.

                                                          2003 ANNUAL REPORT 113
--------------------------------------------------------------------------------

October  31,  2003

4.  TRANSACTIONS  WITH  AFFILIATES

Under  the  terms  of  the Investment Advisory Agreements, Gartmore Global Asset
Management Trust ("GGAMT") or Gartmore Mutual Fund Capital Trust ("GMF"), manages the investment of the assets and supervises the daily business affairs of their respective Funds (as shown in table below). GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. ("GGI"), a holding company. GGI is a majority-owned subsidiary of GGAMT. GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders. In addition, GMF and GGAMT each provide investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the subadvisers, if applicable, for the Funds GMF or GGAMT advise. The subadvisers manage each of their respective Fund's investments and have the responsibility for making all investment decisions for the applicable Funds. The adviser and subadviser, if applicable, for each Fund is as follows:

FUND                                  ADVISER             SUBADVISER
--------------------------------------------------------------------------------
Global Financial Services. . . . . .  GGAMT    Gartmore Global Partners(a)
--------------------------------------------------------------------------------
Global Health Sciences . . . . . . .  GMF      n/a
--------------------------------------------------------------------------------
Global Technology and Communications  GMF      n/a
--------------------------------------------------------------------------------
Global Utilities . . . . . . . . . .  GGAMT    Gartmore Global Partners(a)
--------------------------------------------------------------------------------
Nationwide Leaders . . . . . . . . .  GMF      n/a
--------------------------------------------------------------------------------
U.S. Growth Leaders. . . . . . . . .  GMF      n/a
--------------------------------------------------------------------------------
Worldwide Leaders. . . . . . . . . .  GGAMT    Gartmore Global Partners(a)
--------------------------------------------------------------------------------
Emerging Markets . . . . . . . . . .  GGAMT    Gartmore Global Partners(a)
--------------------------------------------------------------------------------
International Growth . . . . . . . .  GGAMT    Gartmore Global Partners(a)
--------------------------------------------------------------------------------
International Small Cap Growth . . .  GGAMT    Gartmore Global Partners(a)
--------------------------------------------------------------------------------
High Yield Bond. . . . . . . . . . .  GMF      n/a
--------------------------------------------------------------------------------
Millennium Growth. . . . . . . . . .  GMF      n/a
--------------------------------------------------------------------------------
Value Opportunities. . . . . . . . .  GMF      NorthPointe Capital, LLC(a)
--------------------------------------------------------------------------------
Micro Cap Equity . . . . . . . . . .  GMF      n/a
--------------------------------------------------------------------------------
Long-Short Equity Plus . . . . . . .  GMF      SSI Investment Management, Inc.
--------------------------------------------------------------------------------

(a)  Affiliate  of  GMF  and  GGAMT.

114 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

Under the terms of the Investment Advisory Agreements, each Fund pays their respective adviser an investment advisory fee based on that Fund's average daily net assets. From these fees, pursuant to the subadvisory agreements, the adviser pays fees to the applicable subadviser, if any. Additional information regarding the investment advisory fees and subadvisory fees for GGAMT, GMF, and the subadvisers, where applicable, is as follows for the year ended October 31, 2003:

                                                           TOTAL     FEES       PAID TO
FUND                                   FEE SCHEDULE         FEES   RETAINED   SUBADVISER
-----------------------------------------------------------------------------------------
Global Financial Services . . .  All Assets                 1.00%      0.50%        0.50%
-----------------------------------------------------------------------------------------
Global Health Sciences. . . . .  All Assets                 1.00%      1.00%           -
-----------------------------------------------------------------------------------------
Global Technology and
Communications. . . . . . . . .  All Assets                 0.98%      0.98%           -
-----------------------------------------------------------------------------------------
Global Utilities. . . . . . . .  All Assets                 0.80%      0.40%        0.40%
-----------------------------------------------------------------------------------------
Nationwide Leaders. . . . . . .  Up to $500 million         0.90%      0.90%           -
                                 On the next $1.5 billion   0.80%      0.80%           -
                                 On $2 billion and more     0.75%      0.75%           -
-----------------------------------------------------------------------------------------
U.S. Growth Leaders(a). . . . .  Up to $500 million         0.90%      0.90%           -
                                 On the next $1.5 billion   0.80%      0.80%           -
                                 On $2 billion and more     0.75%      0.75%           -
-----------------------------------------------------------------------------------------
Worldwide Leaders . . . . . . .  All Assets                 1.00%      0.50%        0.50%
-----------------------------------------------------------------------------------------
Emerging Markets. . . . . . . .  All Assets                 1.15%     0.575%       0.575%
-----------------------------------------------------------------------------------------
International Growth. . . . . .  All Assets                 1.00%      0.50%        0.50%
-----------------------------------------------------------------------------------------
International Small Cap Growth.  All Assets                 1.10%      0.55%        0.55%
-----------------------------------------------------------------------------------------
High Yield Bond . . . . . . . .  Up to $250 million         0.55%      0.55%           -
                                 On the next $750 million  0.525%     0.525%           -
                                 On the next $1 billion     0.50%      0.50%           -
                                 On the next $3 billion    0.475%     0.475%           -
                                 On $5 billion and more     0.45%      0.45%           -
-----------------------------------------------------------------------------------------
Millennium Growth . . . . . . .  Up to $250 million         1.03%      1.03%           -
                                 On the next $750 million   1.00%      1.00%           -
                                 On the next $1 billion     0.97%      0.97%           -
                                 On the next $3 billion     0.94%      0.94%           -
                                 On $5 billion and more     0.91%      0.91%           -
-----------------------------------------------------------------------------------------
Value Opportunities . . . . . .  Up to $250 million         0.70%         -         0.70%
                                 On the next $750 million  0.675%         -        0.675%
                                 On the next $1 billion     0.65%         -         0.65%
                                 On the next $3 billion    0.625%         -        0.625%
                                 On $5 billion and more     0.60%         -         0.60%
-----------------------------------------------------------------------------------------
Micro Cap Equity. . . . . . . .  All Assets                 1.25%      1.25%           -
-----------------------------------------------------------------------------------------
Long-Short Equity Plus. . . . .  Up to $50 million          1.50%      0.50%        1.00%
                                 On the next $200 million   1.50%      0.75%        0.75%
                                 On $250 million and more   1.25%      0.50%        0.75%
-----------------------------------------------------------------------------------------

(a) The U.S. Growth Leaders Fund pays GMF a base management fee (as shown above) which may be adjusted upward or downward each quarter depending on the Fund's performance relative to its benchmark, the S&P 500 Index. Thus, if the Fund outperforms its benchmark by 12% or more over a 36 month period, the Fund will pay higher management fees. Conversely, if the Fund underperforms its benchmark by 12% or more over a 36 month period, the Fund will pay lower management fees. No adjustment will take place if the under or overperformance is less than 12% and GMF will receive the applicable base fee. The adjustment described above will be phased in over a 24 month period beginning after the first year of operations. The base fee is either increased or decreased by the following amounts of each breakpoint:

FEE SCHEDULE               ADJUSTMENT
-------------------------------------
Up to $500 million . . .    +/- 0.22%
-------------------------------------
On the next $1.5 billion    +/- 0.18%
-------------------------------------
On $2 billion and more .    +/- 0.16%
-------------------------------------

                                                          2003 ANNUAL REPORT 115
--------------------------------------------------------------------------------

October  31,  2003

GMF or GGAMT, where applicable, and the Funds have entered into written contracts ("Expense Limitation Agreements") limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative services fees) from exceeding the amounts listed in the table below until at least February 29, 2004:

FUND                                  EXPENSE CAPS   AMOUNT
-----------------------------------------------------------
Global Financial Services. . . . . .  All Classes     1.40%
-----------------------------------------------------------
Global Health Sciences . . . . . . .  All Classes     1.25%
-----------------------------------------------------------
Global Technology and Communications  All Classes     1.40%
-----------------------------------------------------------
Global Utilities . . . . . . . . . .  All Classes     1.20%
-----------------------------------------------------------
Nationwide Leaders . . . . . . . . .  All Classes     1.20%
-----------------------------------------------------------
U.S. Growth Leaders. . . . . . . . .  All Classes     1.30%
-----------------------------------------------------------
Worldwide Leaders. . . . . . . . . .  All Classes     1.40%
-----------------------------------------------------------
Emerging Markets . . . . . . . . . .  All Classes     1.55%
-----------------------------------------------------------
International Growth . . . . . . . .  All Classes     1.40%
-----------------------------------------------------------
International Small Cap Growth . . .  All Classes     1.37%
-----------------------------------------------------------
High Yield Bond. . . . . . . . . . .  All Classes     0.70%
-----------------------------------------------------------
Millennium Growth. . . . . . . . . .  All Classes     1.20%
-----------------------------------------------------------
Value Opportunities. . . . . . . . .  All Classes     1.00%
-----------------------------------------------------------
Micro Cap Equity . . . . . . . . . .  All Classes     1.55%
-----------------------------------------------------------
Long-Short Equity Plus . . . . . . .  All Classes     1.95%
-----------------------------------------------------------

GMF or GGAMT may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed by GMF and GGAMT, respectively, pursuant to the Expense Limitation Agreements at a later date not to exceed (i) five fiscal years from commencement of operations or (ii) three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the Fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million;
(ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by GMF or GGAMT is not permitted. As of the year ended October 31, 2003, the cumulative potential reimbursements of the following Funds based on expenses reimbursed by GMF or GGAMT within five years from commencement of operations of the Fund would be:

FUND                                   AMOUNT        EXPIRES
-----------------------------------------------------------------
Global Financial Services. . . . . .  $ 91,334  December 18, 2006
-----------------------------------------------------------------
Global Health Sciences . . . . . . .   190,461  December 29, 2005
-----------------------------------------------------------------
Global Technology and Communications   407,456  June 30, 2005
-----------------------------------------------------------------
Global Utilities . . . . . . . . . .    94,301  December 18, 2006
-----------------------------------------------------------------
Nationwide Leaders . . . . . . . . .   107,621  December 28, 2006
-----------------------------------------------------------------
U.S. Growth Leaders. . . . . . . . .   330,986  June 30, 2005
-----------------------------------------------------------------
Worldwide Leaders. . . . . . . . . .   226,672  August 30, 2005
-----------------------------------------------------------------
Emerging Markets . . . . . . . . . .   250,952  August 30, 2005
-----------------------------------------------------------------
International Growth . . . . . . . .   269,813  August 30, 2005
-----------------------------------------------------------------
International Small Cap Growth . . .   299,260  December 21, 2005
-----------------------------------------------------------------
High Yield Bond. . . . . . . . . . .   329,287  December 29, 2004
-----------------------------------------------------------------
Value Opportunities. . . . . . . . .   394,182  December 29, 2004
-----------------------------------------------------------------
Micro Cap Equity . . . . . . . . . .    69,571  June 27, 2007
-----------------------------------------------------------------

116 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

As of the year ended October 31, 2003, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by GMF or GGAMT, would be:

                           AMOUNT
                        FISCAL YEAR
FUND                        2003
------------------------------------
Millennium Growth. . .  $     82,484
------------------------------------
Long-Short Equity Plus             -
------------------------------------

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. ("GDSI"), the Funds' distributor, is compensated by the Funds for expenses associated with the distribution of Class A, Class B and Class C shares of the Funds. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A shares and 1.00% for Class B and Class C shares.

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A, Class C, and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A, Class C, and Class D shares. From these fees, GDSI pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A, Class C, and Class D shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B shares of the Funds. Such fees are contingent deferred sales charges ("CDSCs") ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder's account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within 6 years of the purchase. In addition, Class C shares also have a CDSC of 1% imposed on redemptions of Class C shares made within one year of purchase. For the year ended October 31, 2003, GDSI received commissions of $420,554 from front-end sales charges of Class A, Class C and Class D shares and from CDSC fees from Class B and Class C shares of the Funds, of which $84,853 was reallowed to affiliated broker-dealers of the Funds.

The  Funds  (except  for the High Yield Bond Fund) assess a 2.00% (1.50% for the
Millennium Growth, Value Opportunities and Micro Cap Equity Funds) redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 days of purchase (within 30 days for the Nationwide Leaders and U.S. Growth Leaders Funds). The redemption fee, if any, is allocated to each share class through capital for the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2003, the following Funds had contributions to capital due to collection of fees:

FUND                             AMOUNT
---------------------------------------
International Growth . . . . .  $31,121
---------------------------------------
International Small Cap Growth    8,558
---------------------------------------
Millennium Growth. . . . . . .    3,987
---------------------------------------
Micro Cap Equity . . . . . . .    8,243
---------------------------------------

                                                          2003 ANNUAL REPORT 117
--------------------------------------------------------------------------------

October  31,  2003

Under the terms of a Fund Administration Agreement, Gartmore SA Capital Trust ("GSA") provides various administrative and accounting services to the Funds. Gartmore Investors Services, Inc. ("GISI"), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under both agreements are combined and calculated based on the Trust's average daily net assets according to the fee schedule below. The fees then are allocated proportionately among all Funds within the Trust in relation to the average daily net assets of each Fund and are paid to GSA. GSA pays GISI from these fees for GISI's services.

COMBINED FEE SCHEDULE*
--------------------------------------------
Up to $1 billion . . . . . . . . . .   0.25%
--------------------------------------------
1 billion and more up to $3 billion .  0.18%
--------------------------------------------
3 billion and more up to $4 billion .  0.14%
--------------------------------------------
4 billion and more up to $5 billion .  0.07%
--------------------------------------------
5 billion and more up to $10 billion.  0.04%
--------------------------------------------
10 billion and more up to $12 billion  0.02%
--------------------------------------------
12 billion or billion . . . . . . . .  0.01%
--------------------------------------------

* The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds (collectively, the "Investor Destinations Funds") are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc., to provide sub-administration and sub-transfer agency services, respectively, to the Funds.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, and Institutional
Service  Class  of  shares  of  each  of  the  applicable  Funds.

As of October 31, 2003 GMF, GGAMT or their affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

                                      % OF SHARES
                                      OUTSTANDING
FUND                                     OWNED
--------------------------------------------------
Global Financial Services. . . . . .           90%
--------------------------------------------------
Global Health Sciences . . . . . . .           29%
--------------------------------------------------
Global Technology and Communications           22%
--------------------------------------------------
Global Utilities . . . . . . . . . .           96%
--------------------------------------------------
Nationwide Leaders . . . . . . . . .           33%
--------------------------------------------------
Emerging Markets . . . . . . . . . .           37%
--------------------------------------------------
--------------------------------------------------
International Growth . . . . . . . .           95%
--------------------------------------------------
International Small Cap Growth . . .           81%
--------------------------------------------------
High Yield Bond. . . . . . . . . . .           92%
--------------------------------------------------
Micro Cap Equity . . . . . . . . . .           12%
--------------------------------------------------

118  ANNUAL  REPORT  2003
--------------------------------------------------------------------------------

5.  BANK  LOANS

Prior to April 7, 2003, the Trust had an unsecured bank line of credit of $50,000,000. Borrowings under this arrangement bore interest at the Federal Funds rate plus 0.50%. Any interest costs would be included in custodian fees in the Statements of Operations. No compensating balances were required under the terms of the line of credit. For the period from April 7, 2003 to October 31, 2003, the Trust did not maintain an unsecured bank line of credit. There were no unsecured bank loans outstanding as of October 31, 2003.

6.  INVESTMENT  TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2003, are summarized as follows:

FUND                                   PURCHASES       SALES
----------------------------------------------------------------
Global Financial Services. . . . . .  $  7,551,297  $  7,429,903
----------------------------------------------------------------
Global Health Sciences . . . . . . .    34,695,824    31,316,505
----------------------------------------------------------------
Global Technology and Communications    60,002,770    55,575,404
----------------------------------------------------------------
Global Utilities . . . . . . . . . .     2,728,439     2,607,593
----------------------------------------------------------------
Nationwide Leaders . . . . . . . . .     5,464,170     4,836,851
----------------------------------------------------------------
U.S. Growth Leaders. . . . . . . . .    58,808,893    47,219,321
----------------------------------------------------------------
Worldwide Leaders. . . . . . . . . .   125,881,043   102,695,460
----------------------------------------------------------------
Emerging Markets . . . . . . . . . .    15,946,722    10,032,718
----------------------------------------------------------------
International Growth . . . . . . . .    17,327,031    17,596,502
----------------------------------------------------------------
International Small Cap Growth . . .     5,941,459     5,386,137
----------------------------------------------------------------
High Yield Bond. . . . . . . . . . .   111,492,593   101,692,144
----------------------------------------------------------------
Millennium Growth. . . . . . . . . .    66,467,176    70,079,118
----------------------------------------------------------------
Value Opportunities. . . . . . . . .    28,880,772    22,917,370
----------------------------------------------------------------
Micro Cap Equity . . . . . . . . . .    23,759,786     5,594,544
----------------------------------------------------------------
Long Short Equity Plus . . . . . . .    31,034,853    31,347,983
----------------------------------------------------------------

7.  PORTFOLIO  INVESTMENT  RISKS

CREDIT AND MARKET RISK. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

2003 ANNUAL REPORT 119
--------------------------------------------------------------------------------

REPORT  OF  INDEPENDENT  AUDITORS

TO  TRUSTEES  AND  SHAREHOLDERS  OF  GARTMORE  MUTUAL  FUNDS

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore Global Financial Services Fund, Gartmore Global Health Sciences Fund, Gartmore Global Technology and Communications Fund, Gartmore Global Utilities Fund, Gartmore Nationwide Leaders Fund, Gartmore U.S. Growth Leaders Fund, Gartmore Worldwide Leaders Fund, Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore International Small Cap Growth Fund, Gartmore High Yield Bond Fund, Gartmore Millennium Growth Fund, Gartmore Value Opportunities Fund, Gartmore Micro Cap Equity Fund, and Gartmore Long-Short Equity Plus Fund (fifteen series of Gartmore Mutual Funds, hereafter referred to as the "Funds") at October 31, 2003, the results of each of their operations for the period then ended, the changes in each of their net assets and the financial highlights for each of the two years (or periods) then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of Gartmore Global Financial Services Fund, Gartmore Global Health Sciences Fund, Gartmore Global Technology and Communications Fund, Gartmore Global Utilities Fund, Gartmore Nationwide Leaders Fund, Gartmore U.S. Growth Leaders Fund, Gartmore Worldwide Leaders Fund, Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore International Small Cap Growth Fund, Gartmore High Yield Bond Fund, Gartmore Millennium Growth Fund, and Gartmore Value Opportunities Fund for the periods ended on or before October 31, 2001 were audited by other independent accountants whose report dated December 14, 2001 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA
DECEMBER 18, 2003

120  ANNUAL REPORT 2003
--------------------------------------------------------------------------------

SUPPLEMENTAL  INFORMATION  (Unaudited)
October  31,  2003

SHAREHOLDER  MEETINGS

On June 13, 2003, a Special Meeting of the Shareholders of the Montgomery Global Focus Fund and Montgomery Global Opportunities Fund was held. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

PROPOSAL  1:

To approve an Agreement and Plan of Reorganization between the Montgomery Global Focus Fund and Montgomery Global Opportunities Fund, the acquired funds, and the Gartmore Worldwide Leaders Fund, the acquiring fund.

                                           FOR         AGAINST      ABSTAIN
-----------------------------------------------------------------------------
Montgomery Global Focus Fund . . . .  1,465,531,901  124,003,990  130,815,544
-----------------------------------------------------------------------------
Montgomery Global Opportunities Fund    745,847,632   50,223,214   95,937,146
-----------------------------------------------------------------------------

PROPOSAL  2:

To approve a new investment advisory agreement between the Montgomery Funds and Gartmore Global Asset Management Trust:

                                           FOR         AGAINST      ABSTAIN
-----------------------------------------------------------------------------
Montgomery Global Focus Fund . . . .  1,454,583,728  125,747,945  140,019,762
-----------------------------------------------------------------------------
Montgomery Global Opportunities Fund    744,788,431   51,282,415   95,937,146
-----------------------------------------------------------------------------

PROPOSAL  3:

To approve a new subadvisory agreement between Gartmore Global Asset Management Trust and Gartmore Global Partners:

                                           FOR         AGAINST      ABSTAIN
-----------------------------------------------------------------------------
Montgomery Global Focus Fund . . . .  1,450,320,426  121,848,144  148,182,865
-----------------------------------------------------------------------------
Montgomery Global Opportunities Fund    743,513,295   50,639,329   97,865,358
-----------------------------------------------------------------------------

On December 12, 2003, a Special Meeting of the Shareholders of the Gartmore International Small Cap Growth Fund (the "Fund") was held. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

PROPOSAL  1:

To  approve  the  Fund's  Plan  of  Dissolution,  Liquidation,  and Termination.

FOR      AGAINST  ABSTAIN
-------------------------
530,001        -    2,037
-------------------------

PROPOSAL  2:

To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting.

FOR      AGAINST  ABSTAIN
-------------------------
530,001        -    2,037
-------------------------

                                                          2003 ANNUAL REPORT 121
--------------------------------------------------------------------------------

October  31,  2003

SHAREHOLDER  MEETINGS

On December 16, 2002, a Special Meeting of the Shareholders of the Gartmore Global Technology and Communications Fund (the "Fund") was held. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

PROPOSAL  1:

To amend the Fund's fundamental policy regarding industry concentration to permit the Fund to concentrate its investments in issuers in technology and/or communications industries. These industries include: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment.

FOR      AGAINST  ABSTAIN
-------------------------
690,889    3,215    1,038
-------------------------

PROPOSAL  2:

To amend the Fund's fundamental policy regarding diversification to change the Fund from a "diversified" to a "non-diversified" fund.

FOR      AGAINST  ABSTAIN
-------------------------
686,953    6,470    1,719
-------------------------

OTHER  FEDERAL  INCOME  TAX  INFORMATION

For the period ended October 31, 2003, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

For the period ended October 31, 2003, the following Funds paid qualified dividend income:

                           QUALIFIED
FUND                    DIVIDEND INCOME
----------------------------------------
Global Health Sciences  $         31,678
----------------------------------------
Global Utilities . . .             1,946
----------------------------------------
Value Opportunities. .            22,689
----------------------------------------

SUBSEQUENT  EVENT

A shareholder, which is an affiliate of GMF, owned a substantial majority of the outstanding shares of the Gartmore High Yield Bond Fund (the "High Yield Fund") as of the end of the fiscal year. This shareholder has announced that it will redeem all of its shares by or around January 31, 2004. They are transferring assets in order to set up a separate account and the assets will continue to be managed by the same portfolio management team with the same investment objective. Because the Board of Trustees has adopted procedures for redemption in-kind of affiliated persons, the shareholder will receive its redemption proceeds through a pro rata, in-kind distribution of portfolio investments consistent with these redemption in-kind procedures. Specifically, these procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. As a result, the High Yield Fund will avoid having to sell significant portfolio assets to raise cash to meet this shareholder's redemption request - thus limiting the potential adverse effect on the High Yield Fund's net asset value per share. The High Yield Fund will continue to be managed with the investment objective and principal strategies described in the prospectus.

122 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

MANAGEMENT  INFORMATION

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUNDS OCTOBER 31, 2003

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS
                         POSITION(S)  TERM OF OFFICE               PRINCIPAL                IN FUND        OTHER
NAME,                       HELD       WITH TRUST -              OCCUPATION(S)              COMPLEX    DIRECTORSHIPS
ADDRESS,                    WITH        LENGTH OF                 DURING PAST               OVERSEEN      HELD BY
AND AGE                     FUND       TIME SERVED1                 5 YEARS                BY TRUSTEE     TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Charles E. Allen. . . .  Trustee      Since           Mr. Allen is Chairman, Chief                 83    None
                                      July            Executive Officer and President
8162 E. Jefferson Ave.,               2000            of Graimark Realty Advisors, Inc.
#15B                                                  (real estate development,
Detroit, MI 48214                                     investment and asset
                                                      management).
Age 55
--------------------------------------------------------------------------------------------------------------------
Paula H.J. Cholmondeley  Trustee      Since           Ms. Cholmondeley is Vice                     83    None
                                      July            President and General
c/o Sappi Fine Paper                  2000            Manager of Special Products
225 Franklin Street                                   at Sappi Fine Paper North
Boston, MA 02110                                      America. Prior to 1998, she held
                                                      various positions with Owens
Age 56                                                Corning, including Vice President
                                                      and General Manager of the
                                                      Residential Insulation Division
                                                      (1997 to 1998).
--------------------------------------------------------------------------------------------------------------------
C. Brent DeVore . . . .  Trustee      Since           Dr. DeVore is President of                   83    None
                                      May             Otterbein College.
111 N. West Street                    1998
Westerville, OH 43081

Age 63
--------------------------------------------------------------------------------------------------------------------
Robert M. Duncan. . . .  Trustee      Since           Since 1999, Mr. Duncan has                   83    None
                                      April           worked as an arbitration and
1397 Haddon Road                      1997            mediation consultant. From 1996
Columbus, OH 43209                                    to 1999, he was Commissioner
                                                      of the Ohio Elections Commission.
Age 76
--------------------------------------------------------------------------------------------------------------------
Barbara L. Hennigar . .  Trustee      Since           Retired; Ms. Hennigar is the                 83    None
                                      July            former Chairman of Oppenheimer
6363 So. Sicily Way                   2000            Funds Services and Shareholder
Aurora, CO 80016                                      Services Inc. Ms. Hennigar held
                                                      this position from October 1999
Age 67                                                to June, 2000. Prior to that, she
                                                      served as President and Chief
                                                      Executive Officer of Oppenheimer
                                                      Funds Services.
--------------------------------------------------------------------------------------------------------------------
Thomas J. Kerr, IV. . .  Trustee      Since           Dr. Kerr is President Emeritus               83    None
                                      June            of Kendall College.
4890 Smoketalk Lane                   1981
Westerville, OH 43081

Age 69
--------------------------------------------------------------------------------------------------------------------
Douglas F. Kridler. . .  Trustee      Since           Mr. Kridler is the President                 83    None
                                      September       and Chief Executive Officer
                                      1997            of the Columbus Foundation
2355 Brixton Road                                     (a foundation which manages
Columbus, OH 43221                                    over 1,000 individual endowment
                                                      funds). Prior to January 31, 2002,
Age 48                                                Mr. Kridler was the President of
                                                      The Columbus Association for the
                                                      Performing Arts and Chairman of
                                                      the Greater Columbus Convention
                                                      and Visitors Bureau.
--------------------------------------------------------------------------------------------------------------------
David C. Wetmore. . . .  Trustee      Since           Retired; Mr. Wetmore is the                 83[3]  None
                                      May             former Managing Director
26 Turnbridge Drive                   1995            of Updata Capital, Inc., a
Long Cove Plantation                                  venture capital firm.
Hilton Head, SC 29928

Age 55
--------------------------------------------------------------------------------------------------------------------

                                                          2003 ANNUAL REPORT 123
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE FUNDS OCTOBER 31, 2003

                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS
                        POSITION(S)                                        PRINCIPAL                 IN FUND        OTHER
NAME,                      HELD          TERM OF OFFICE                  OCCUPATION(S)               COMPLEX    DIRECTORSHIPS
ADDRESS,                   WITH           WITH TRUST -                    DURING PAST                OVERSEEN      HELD BY
AND AGE                    FUND      LENGTH OF TIME SERVED1                 5 YEARS                 BY TRUSTEE     TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Paul J. Hondros. . . .  Trustee      Since                   Mr. Hondros is President and                  83[3]  None
                        and          July                    Chief Executive Officer of
Gartmore Global. . . .  Chairman     2000                    Gartmore Distribution Services,
Investments, Inc.                                            Inc. ("GDSI")*, Gartmore Investors
                                                             Services, Inc.*, Gartmore Morley
1200 River Road,                                             Capital Management, Inc.*,
Conshohocken, PA 19428                                       Gartmore Morley Financial
                                                             Services, Inc.,* NorthPointe
Age 55                                                       Capital, LLC*, GGAMT*, GGI*,
                                                             GMF*, and GSA* and a Director
                                                             of Nationwide Securities, Inc.* as
                                                             well as several entities within
                                                             Nationwide Financial Services,
                                                             Inc.* Prior to that, Mr. Hondros
                                                             served as President and Chief
                                                             Operations Officer of Pilgrim
                                                             Baxter and Associates, Ltd., an
                                                             invest-ment management firm,
                                                             and its affiliated investment
                                                             management arm, Pilgrim Baxter
                                                             Value Investors, Inc. and as
                                                             Executive Vice President to the
                                                             PBHG Funds, PBHG Insurance
                                                             Series Funds and PBHG Adviser
                                                             Funds.
-----------------------------------------------------------------------------------------------------------------------------
Arden L. Shisler . . .  Trustee      Since                   Mr. Shisler is President and                   83    None
                                     February                Chief Executive Officer of
1356 North Wenger Rd.                2000                    K&B Transport, Inc., a trucking
Dalton, OH 44618                                             firm, Chairman of the Board for
                                                             Nationwide Mutual Insurance
Age 61                                                       Company* and a Director of
                                                             Nationwide Financial Services,
                                                             Inc.*
-----------------------------------------------------------------------------------------------------------------------------
Gerald J. Holland. . .  Treasurer    Since                   Mr. Holland is Senior Vice                     83    None
                                     March                   President - Chief Administrative
Gartmore Global                      2001                    Officer for GGI*, GMF*, GSA*
Investments, Inc.                                            and GDSI.* From July 2000 to
                                                             March 2002 he was Senior Vice
1200 River Road,                                             President - Operations for GGI,
Conshohocken, PA 19428                                       GMF and GSA. Prior to July 2000,
                                                             he was Vice President for First
Age 52                                                       Data Investor Services, an invest-
                                                             ment company service provider.
-----------------------------------------------------------------------------------------------------------------------------
Eric E. Miller . . . .  Secretary    Since                   Mr. Miller is Senior Vice President,           83    None
                                     December                Chief Counsel for GGI*, GMF*
Gartmore Global                      2002                    and GSA*. Prior to August 2002,
Investments, Inc.                                            he was a Partner with Stradley
1200 River Road,                                             Ronon Stevens & Young, LLP.
Conshohocken, PA 19428

Age 50
-----------------------------------------------------------------------------------------------------------------------------

1 The term of office length is until a director resigns or reaches a mandatory retirement age of 70. The Trust adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.
2 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section  15(d)  of  the  Exchange  Act.
3 Mr.Wetmore serves as an independent member, and Mr. Hondros serves as a member, of the Administrative Committee for each of the various hedge funds managed by Gartmore SA Capital Trust ("GSA"). (Mr. Wetmore resigned as a member of these Administration Committees effective as of December 5, 2003.)
* This position is held with an affiliated person or principal underwriter of the Funds.

Trustees  and  Officers  who  are not Interested Persons (as defined in the 1940
Act) of the Funds received aggregate compensation of $272,625 from the Trust for the year ended October 31, 2003. Additional information regarding the Trustees and Officers may be found in the Trust's statement of additional information, which is available without charge (i) upon request, by calling 1-800-848-0920,
(ii) on the Fund's website at WWW.GARTMOREFUNDS.COM, or (iii) on the Securities and Exchange Commission's website at www.sec.gov.

124 ANNUAL REPORT 2003
--------------------------------------------------------------------------------

At Gartmore Funds, we offer you a full menu of specialized funds and solid core funds that can serve as the building blocks you need for diversified asset allocation strategies and powerful performance potential.

SECTOR SERIES
Gartmore Global Financial Services Fund1,2
Gartmore Global Health Sciences Fund1,2
Gartmore Global Technology and Communications Fund1,2
Gartmore Global Utilities Fund1,2

LEADERSHIP SERIES
Gartmore Focus Fund1
Gartmore Nationwide Leaders Fund1
Gartmore U.S. Growth Leaders Fund1
Gartmore Worldwide Leaders Fund1,2

INTERNATIONAL SERIES
Gartmore Emerging Markets Fund2
Gartmore International Growth Fund2

CONCEPT SERIES
Gartmore High Yield Bond Fund3
Gartmore Long-Short Equity Plus Fund4
Gartmore Micro Cap Equity Fund5
Gartmore Millennium Growth Fund
Gartmore Value Opportunities Fund5

CORE EQUITY SERIES
Gartmore Growth Fund
Gartmore Large Cap Value Fund
Gartmore Mid Cap Growth Fund
Gartmore Nationwide Fund

CORE ASSET ALLOCATION SERIES
Gartmore Investor Destinations Aggressive Fund
Gartmore Investor Destinations Moderately Aggressive Fund
Gartmore Investor Destinations Moderate Fund
Gartmore Investor Destinations Moderately Conservative Fund
Gartmore Investor Destinations Conservative Fund

CORE FIXED INCOME SERIES
Gartmore Bond Fund
Gartmore Government Bond Fund6
Gartmore Money Market Fund7
Gartmore Morley Capital Accumulation Fund8
Gartmore Morley Enhanced Income Fund
Gartmore Tax-Free Income Fund9

The above chart is not intended to indicate the future risk or return levels for these fund categories.

1. Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment. 2. International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets. 3. High-yield funds typically are subject to greater risk and price volatility than funds that invest in higher-rated debt securities. 4. The Fund uses investment approaches that may present substantially higher risks and greater volatility than with most funds. The Fund is not appropriate for conservative investors. The Fund may be leveraged. As with any mutual fund, investing involves market risk and the possible loss of principal. The Fund has generally higher fees and expenses relative to our other offerings. 5. Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility. 6. While the Fund invests primarily in securities of the U.S. government and its agencies, the Fund's value is not guaranteed by these entities. 7. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market. 8. The Fund cannot guarantee that the combination of securities and wrap contracts will provide a stable net asset value or current income. Because the value of the securities held by the Fund will fluctuate, there is a risk that a shareholder will lose money if the Fund cannot enter into wrap contracts covering all of its assets, if there is fluctuation in assets not covered by the wrap contracts or if the value of the Fund's wrap contracts otherwise becomes impaired. 9. For some investors, income from the Fund may be subject to state and local taxes, and the Federal Alternative Minimum Tax.

FEDERAL LAW REQUIRES THE TRUST, AND EACH OF ITS INVESTMENT ADVISERS AND SUB-ADVISERS, TO ADOPT PROCEDURES FOR VOTING PROXIES ("PROXY VOTING GUIDELINES") AND TO PROVIDE A SUMMARY OF THOSE PROXY VOTING GUIDELINES USED TO VOTE THE SECURITIES HELD BY THE FUNDS. THE FUND'S PROXY VOTING POLICIES AND PROCEDURES ARE AVAILABLE WITHOUT CHARGE (I) UPON REQUEST, BY CALLING 800-848-0920, (II) ON THE FUND'S WEB SITE AT WWW.GARTMOREFUNDS.COM, OR (III) ON THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT WWW.SEC.GOV.

                               [GRAPHIC  OMITED]

                               [GRAPHIC  OMITED]

1200  River  Road,  Suite
1000  Conshohocken,  PA  19428
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GG-0093  12/03

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ITEM  2.  CODE  OF  ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.
THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS EXHIBIT 10 (A)(1).

ITEM  3.  AUDIT  COMMITTEE  FINANCIAL  EXPERT.

(a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

          (i) Has at least one audit committee financial expert serving on its audit committee; or

          (ii) Does not have an audit committee financial expert serving on its audit committee.

     (2)  If  the  registrant  provides  the  disclosure  required  by paragraph
          (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

          (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

          (ii) Be an "interested person" of the investment company as defined in
               Section  2(a)(19)  of  the  Act  (15  U.S.C.  80a-  2(a)(19)).

     (3)  If  the  registrant  provides  the  disclosure  required  by paragraph
          (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

     3(a)(1)  THE  REGISTRANT'S  BOARD  OF  DIRECTORS  HAS  DETERMINED  THAT THE
          REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

     3(a)(2)  THE AUDIT COMMITTEE FINANCIAL EXPERT IS DAVID C. WETMORE. HE IS AN
          INDEPENDENT  TRUSTEE.

ITEM  4.  PRINCIPAL  ACCOUNTANT  FEES  AND  SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     (2)  Disclose  the  percentage  of services described in each of paragraphs
          (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ONLY EFFECTIVE FOR ANNUAL REPORTS WITH PERIODS ENDING ON OR AFTER DECEMBER 15, 2003.

ITEM  5.      AUDIT  COMMITTEE  OF  LISTED  REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT  APPLICABLE.

ITEM  6.      [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT  APPLICABLE.

ITEM  8.  [RESERVED]

ITEM  9.  CONTROLS  AND  PROCEDURES.

     (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

IN THE OPINION OF THE PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER, BASED ON THEIR EVALUATION, THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE (I) THAT MATERIAL INFORMATION RELATING TO THE REGISTRANT, INCLUDING ITS CONSOLIDATED SUBSIDIARIES, IS MADE KNOWN TO THEM BY OTHERS WITHIN THOSE ENTITIES, PARTICULARLY DURING THE PERIOD IN WHICH THIS REPORT IS BEING PREPARED; AND (II) THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE  WERE  NO  CHANGES  IN  THE  REGISTRANT'S  INTERNAL CONTROL OVER FINANCIAL
REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM  10.  EXHIBITS.

     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2)

CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

     (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   GARTMORE  MUTUAL  FUNDS

By        /s/  GERALD  J.  HOLLAND
Name:          Gerald  J.  Holland
Title:         Treasurer

Date:          January 9, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By        /s/  PAUL  J.  HONDROS
Name:          Paul  J.  Hondros
Title:         President  &  Chairman  of  the  Board
Date:          January 9, 2004

By        /s/  GERALD  J.  HOLLAND
Name:          Gerald  J.  Holland
Title:         Treasurer

Date:          January 9, 2004